As filed with the Securities and Exchange Commission on December 24, 2009

                                                         File Nos. 333-129005
                                                                   811-21823

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                           Pre-Effective Amendment No. ___              [ ]


                           Post-Effective Amendment No. 10              [X]

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                                Amendment No.  11                       [X]

                        (Check appropriate box or boxes)

                           PIONEER SERIES TRUST V
               (Exact Name of Registrant as Specified in Charter)

                  60 State Street, Boston, Massachusetts 02109
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 742-7825

           Dorothy E. Bourassa, Secretary, Pioneer Series Trust V,
                  60 State Street, Boston, Massachusetts 02109
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     [ ]   immediately upon filing pursuant to paragraph (b)
     [X]   on December 31, 2009 pursuant to paragraph (b)
     [ ]   60 days after filing pursuant to paragraph (a)(1)
     [ ]   on [date] pursuant to paragraph (a)(1)
     [ ]   75 days after filing pursuant to paragraph (a)(2)
     [ ]   on [date] pursuant to paragraph (a)(2)of Rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PIONEER
--------------------------------------------------------------------------------
GLOBAL EQUITY FUND





                                                          Class A Shares (GLOSX)
                                                          Class B Shares (GBSLX)
                                                          Class C Shares (GCSLX)
                                                          Class Y Shares (PGSYX)




                                                   Prospectus, December 31, 2009

Contents



                    Fund Summary ...........................................  1
                    More on the fund's investment objective
                    and strategies .........................................  9
                    More on the risks of investing in the fund ............. 13
                    Management ............................................. 16
                    Pricing of shares ...................................... 18
                    Choosing a class of shares ............................. 20
                    Distribution and service arrangements .................. 22
                    Sales charges .......................................... 24
                    Buying, exchanging and selling shares .................. 32
                    Account options ........................................ 42
                    Shareholder policies and services ...................... 45
                    Dividends, capital gains and taxes ..................... 51
                    Financial highlights ................................... 53


                    Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

[Logo]PIONEER
      Investments(R)

--------------------------------------------------------------------------------
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Contact your investment professional to discuss how the fund fits into your portfolio.
--------------------------------------------------------------------------------

Fund Summary

Investment objective
Long-term capital growth.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Pioneer funds. More information about these and other discounts is available from your investment professional and in the "Buying, exchanging and selling shares" section of the prospectus beginning on page 32 and the "Sales charges" section of the statement of additional information beginning on page 49.



Shareowner fees
(fees paid directly from your investment)               Class A   Class B   Class C  Class Y
--------------------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares
(as a percentage of offering price)                        5.75%     None      None    None
--------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percent-
age of offering price or the amount you receive when
you sell shares, whichever is less)                        None         4%        1%   None
--------------------------------------------------------------------------------------------



Annual fund operating expenses
(expenses that you pay each year
as a percentage of the value of your investment)     Class A   Class B   Class C    Class Y
--------------------------------------------------------------------------------------------
Management Fees                                         0.75%     0.75%     0.75%      0.75%
--------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                   0.25%     1.00%     1.00%      0.00%
--------------------------------------------------------------------------------------------
Other Expenses                                          1.25%     2.39%     2.01%      0.35%
--------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                    2.25%     4.14%     3.76%      1.10%
--------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Reimbursement(1)          -0.95%    -1.94%    -1.56%     -0.30%
--------------------------------------------------------------------------------------------
Net Expenses(1)                                         1.30%     2.20%     2.20%      0.80%
--------------------------------------------------------------------------------------------



1 The fund's investment adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.30%, 2.20% 2.20% and 0.80% of the average daily net assets attributable to Class A, Class B, Class C shares and Class Y shares, respectively. These expense limitations are in effect through January 1, 2012 for Class A shares and through January 1, 2011 for Class B, Class C shares and Class Y shares. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

Fund Summary

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                If you redeem your shares         If you do not redeem your shares
          ------------------------------------- -------------------------------------
                              Number of years you own your shares
          ---------------------------------------------------------------------------
             1        3         5        10        1        3         5        10
          ------- --------- --------- --------- ------- --------- --------- ---------
Class A    $700    $1,152    $1,629    $2,942    $700    $1,152    $1,629    $2,942
-------------------------------------------------------------------------------------
Class B     623     1,382     2,055     3,798     223     1,082     1,955     3,798
-------------------------------------------------------------------------------------
Class C     323     1,006     1,808     3,902     223     1,006     1,808     3,902
-------------------------------------------------------------------------------------
Class Y      82       320       577     1,313      82       320       577     1,313
-------------------------------------------------------------------------------------

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 120% of the average value of its portfolio.



Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers located throughout the world. The fund's principal focus is on companies that exhibit strong growth characteristics and are considered to be leaders in their sector or industry. The fund may invest in both developed and emerging markets without limit. Normally, the fund invests at least 40% of its net assets in issuers located outside of the United States. The fund may invest in equity securities of any market capitalization.

The fund may invest up to 20% of its total assets in debt securities of corporate and government issuers, including up to 5% of its total assets in below investment grade debt securities (known as "junk bonds"), and cash and cash equivalents.

The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates, as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative.

The fund uses a "growth at a reasonable price" style of management. The fund seeks to invest in issuers with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the fund's investment adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.


Principal risks of investing in the fund

You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objectives. Following is a summary description of principal risks of investing in the fund.

Market risk. The values of securities held by the fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the fund. The fund may experience a substantial or complete loss on any individual security.


Risks of non-U.S. investments. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.


Growth style risk. The fund's investments do not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

Fund Summary

Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.


Non-diversification risk. The fund is not diversified, which means that it can invest a higher percentage of its assets in the securities of any one issuer than a diversified fund. The fund may invest in fewer than 40 securities. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

Small and mid-size companies risk. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation than a fund without the same focus.

Derivatives risk. Using derivatives exposes the fund to additional risks, may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect. Changes in a derivative's value may not correlate well with the referenced asset or metric. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund.

Leveraging risk. When the fund engages in transactions that have a leveraging effect on the fund's portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Short-term trading risk. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.


An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Summary

The fund's past performance
The bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Morgan Stanley Capital International (MSCI) World Index. You can obtain updated performance information by visiting pioneerinvestments.com.

The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.


Annual return Class A shares (%)
(Year ended December 31)

'06             21.99
'07             10.37
'08            -39.36

For the period covered by the bar chart:

The highest calendar quarterly return was 7.28% (10/01/2006 to 12/31/2006)

The lowest calendar quarterly return was -19.26% (10/01/2008 to 12/31/2008)

At September 30, 2009, the year-to-date return was 22.62%.


No performance information is presented for Class Y shares in the table because Class Y shares do not have annual returns for at least one calendar year. The returns for Class Y shares would differ from those of Class A shares because they have different expenses.

Average annual total return (%)
(for periods ended December 31, 2008)


                                                                         Since  Inception
                                                          1 Year     Inception       Date
-------------------------------------------------------------------------------------------
Class A                                                                          12/15/05
Return before taxes                                       -42.86         -8.28
-------------------------------------------------------------------------------------------
Return after taxes on distributions                       -43.07         -8.94
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of shares    -27.60         -6.90
-------------------------------------------------------------------------------------------
Class B                                                   -42.21         -7.87   12/15/05
-------------------------------------------------------------------------------------------
Class C                                                   -40.43         -7.28   12/15/05
-------------------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI)
World Index (reflects no deduction for fees,
expenses or taxes)                                        -40.33         -7.61   12/15/05
-------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class A shares. After-tax returns for Class B, Class C and Class Y shares will vary.


Management


Investment adviser     Pioneer Investment Management, Inc.
Portfolio management   Mr. Piergaetano Iaccarino, portfolio manager of the
                       fund since 2005 (joined Pioneer Investment
                       Management Limited in 1998).


Purchase and sale of fund shares
You may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund's transfer agent in writing or by telephone (Pioneer Investment Management Shareholder Services, Inc., P.O. Box 55014, Boston, MA 02205-5014, tel. 1-800-225-6292.


Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. The initial investment for Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount for Class Y shares. Effective December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except for reinvestment of dividends and/or capital gains distributions and exchanges for Class B shares of other Pioneer funds.

Fund Summary

Tax information

You normally will have to pay income taxes on the dividends and capital gain distributions you receive from the fund, unless you are investing through a tax-deferred account, such as a 401(k) plan or individual retirement account.



Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

More on the fund's investment objective and strategies



Investment objective

The fund seeks long-term capital growth.


The fund's investment objective may be changed without shareholder approval. The fund will provide notice prior to implementing any change to its investment objective.


Principal Investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers located throughout the world. The fund's principal focus is on companies that exhibit strong growth characteristics and are considered to be leaders in their sector or industry. The fund may invest in both developed and emerging markets without limit. Normally, the fund invests at least 40% of its net assets in issuers located outside of the United States. The fund may invest a significant portion of its assets in equity securities of any market capitalization. Consequently, the fund will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more.


For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

The fund will provide written notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities as described above.


The fund may invest up to 20% of its total assets in debt securities, cash and cash equivalents. The debt securities may be issued by U.S. or non-U.S. corporate and government issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade debt securities, known as "junk bonds", including convertible debt securities. The fund invests in debt securities when Pioneer believes they are consistent with the fund's investment objective of long-term capital growth or for greater liquidity.


The fund uses a "growth at a reasonable price" style of management. The fund seeks to invest in issuers with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, Pioneer Investment Management, Inc., the fund's investment adviser, employs fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide

More on the fund's investment objective and strategies

variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:
o Market leadership in a company's primary products or services
o Favorable expected returns relative to perceived risk

o Underpriced potential for earnings and revenue growth

o Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry
o Low market valuations relative to earnings forecast, book value, cash flow and sales

Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.

Debt securities
The fund may invest in debt securities of U.S. and non-U.S. issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest a portion of its net assets in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.

Derivatives
The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including:
o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
o As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative


Additional investment strategies
In addition to the principal investment strategies discussed above, the fund may also use other techniques, including the following investments.

Reverse repurchase agreements and borrowing
The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. The fund also may borrow money from banks or other lenders for temporary purposes. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objectives. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the fund to achieve its investment objectives. The fund may adopt a defensive strategy when the adviser believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.


Securities lending

The fund may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the fund will invest during the term of the loan. The fund may lend up to 331/3% of its total assets. The fund will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. The fund may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities, lending agent or other intermediary. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the fund is unable to recall a security in time to exercise valuable rights or sell the security.

More on the fund's investment objective and strategies

Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

More on the risks of investing in the fund

Principal investment risks
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective. Following is a description of principal risks of investing in the fund.

Market risk. The values of securities held by the fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the fund. The fund may experience a substantial or complete loss on any individual security.


Risks of non-U.S. investments. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:
o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the fund's investments, or its ability to convert non-U.S. currencies to U.S. dollars
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political, regulatory and social developments may adversely affect the securities markets
o Withholding and other non-U.S. taxes may decrease the fund's return



Growth style risk. The fund's investments do not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.


Non-diversification risk. The fund is not diversified, which means that it can invest a higher percentage of its assets in the securities of any one issuer than a diversified fund. The fund may invest in fewer than 40 securities. Being non--

More on the risks of investing in the fund


diversified may magnify the fund's losses from adverse events affecting a particular issuer.

Small and mid-size companies risk. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.


Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

Derivatives risk. Using derivatives exposes the fund to additional risks and may increase the volatility of the fund's net asset value and may not provide the expected result. Derivatives have a leveraging effect on the fund's portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from or could lose money on the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. The fund also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons.


Leveraging risk. When the fund engages in transactions that have a leveraging effect on the fund's portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.



Short-term trading risk. The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.


Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

To learn more about the fund's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.


Disclosure of portfolio holdings
The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

Management

Pioneer, the fund's investment adviser,
selects the fund's investments and oversees the fund's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of September 30, 2009, assets under management were approximately $252 billion worldwide, including over $57 billion in assets under management by Pioneer (and its U.S. affiliates).


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.


Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Piergaetano Iaccarino. Mr. Iaccarino is supported by a team of portfolio managers and analysts. Members of this team, which is based in Dublin, manage other Pioneer funds investing primarily in global equity securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and buy and sell recommendations on equity securities, and include members from Pioneer's affiliate, Pioneer Investment Management Limited (PIML). Mr. Iaccarino, portfolio manager, joined PIML in 1998. Mr. Iaccarino has served as portfolio manager of the fund since 2005.


The fund's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the fund.

Management fee
The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund.

Pioneer's annual fee is equal to 0.75% of the fund's average daily net assets up to $500 million, 0.70% of the next $500 million and 0.65% on assets over $1 billion. The fee is accrued daily and paid monthly.

For the fiscal year ended August 31, 2009, the fund paid management fees equivalent to 0.75% of the fund's average daily net assets.


A discussion regarding the basis for the Board of Trustees' approval of the management contract will be available in the fund's semiannual report to shareholders, for the period ended February 28, 2010.



Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Pricing of shares

Net asset value



The fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the fund will calculate a net asset value for each class of shares as of the actual closing time.


The fund generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.


The fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the fund to reflect the security's fair value at the time the fund determines its net asset value. The fund applies these recommendations in accordance with procedures approved by the Board of Trustees.


To the extent that the fund invests in shares of other mutual funds that are not traded on an exchange and such shares are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

The fund generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patters in the market for fixed income securities and/or other factors.

The fund values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem fund shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The fund also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the fund's net asset value is calculated. Because the fund may invest in securities rated below investment grade -- some of which may be thinly-traded and for which prices may not be readily available or may be unreliable -- the fund may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the fund to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Choosing a class of shares

The fund offers four classes of shares through this prospectus. Each class has different eligibility requirements, sales charges and expenses, allowing you to choose the class that best meets your needs.

Factors you should consider include:
o The eligibility requirements that apply to purchases of a particular share class
o The expenses paid by each class
o The initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to each class
o Whether you qualify for any reduction or waiver of sales charges
o How long you expect to own the shares
o Any services you may receive from a financial intermediary

Your investment professional can help you determine which class meets your goals. Your investment professional or financial intermediary may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.

For information on the fund's expenses, please see "Fund Summary."


Class A shares

o You pay a sales charge of up to 5.75% of the offering price, which is reduced or waived for large purchases and certain types of investors. At time of your purchase, your investment firm may receive a commission from the distributor of up to 4%, declining as the size of your investment increases.


o There is no contingent deferred sales charge, except in certain circumstances when no initial sales charge is charged.
o Distribution and service fees of 0.25% of average daily net assets.


Class B shares
o A contingent deferred sales charge of up to 4% is assessed if you sell your shares. The charge is reduced over time and not charged after five years. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 4%.
o Distribution and service fees of 1.00% of average daily net assets.
o Converts to Class A shares after eight years.
o Maximum purchase amount (per transaction) of $49,999.

o Effective December 31, 2009, Class B shares are no longer offered to new or existing shareholders; except that dividends and/or capital gains distributions may continue to be reinvested in Class B shares according to a shareholder's election, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Shareholders who own Class B shares as of December 31, 2009 may continue to hold such shares until they convert to Class A shares eight years after the date of purchase.


Class C shares
o A 1% contingent deferred sales charge is assessed if you sell your shares within one year of purchase. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 1%.
o Distribution and service fees of 1.00% of average daily net assets.
o Does not convert to another share class.
o Maximum purchase amount (per transaction) of $499,999.


Class Y shares
o No initial or contingent deferred sales charge.
o Initial investments are subject to a $5 million investment minimum, which may be waived in some circumstances.

Distribution and service arrangements

Distribution plan
The fund has adopted a distribution plan for Class A, Class B and Class C in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, a fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.


Additional payments to financial intermediaries
Your financial intermediary may receive compensation from the fund, Pioneer and its affiliates for the sale of fund shares and related services. Compensation may include sales commissions and distribution and service (Rule 12b-1) fees, as well as compensation for administrative services and transaction processing.


Pioneer and its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the fund, or from the retention of a portion of sales charges or distribution and service fees. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.

Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the Pioneer funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer funds.

Sales Charges

Initial sales charges (Class A shares only)
You pay the offering price (the net asset value per share plus any initial sales charge) when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by the fund.


Sales charges for Class A shares

                                    Sales charge as % of
                                  ------------------------
                                    Offering    Net amount
Amount of purchase                     price      invested
----------------------------------------------------------
Less than $50,000                     5.75          6.10
----------------------------------------------------------
$50,000 but less than $100,000        4.50          4.71
----------------------------------------------------------
$100,000 but less than $250,000       3.50          3.63
----------------------------------------------------------
$250,000 but less than $500,000       2.50          2.56
----------------------------------------------------------
$500,000 or more                      0.00          0.00
----------------------------------------------------------

The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.

Reduced sales charges
You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints." Pioneer offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares of the Pioneer funds over time if:
o The amount of shares you own of the Pioneer funds plus the amount you are investing now is at least $50,000 (Rights of accumulation)
o You plan to invest at least $50,000 over the next 13 months (Letter of intent)

Rights of accumulation
If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.

Letter of intent
You can use a letter of intent to qualify for reduced sales charges in two situations:
o If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months
o If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of the fund and Class A, Class B or Class C shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy

Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.

Qualifying for a reduced Class A sales charge
In calculating your total account value in order to determine whether you have net sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Pioneer will use the fund's current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.

To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the fund with information or records, such as account numbers or statements, regarding shares of the fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401k accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Pioneer or an affiliate.

Sales Charges

You can locate information regarding the reduction or waiver of sales charges, in a clear and prominent format and free of charge, on Pioneer's website at www.pioneerinvestments.com. The website includes hyperlinks that facilitate access to this information.

Class A purchases at a reduced initial sales charge or net asset value are also available to:
Group plans if the sponsoring organization:
o recommends purchases of Pioneer mutual funds to,
o permits solicitation of, or
o facilitates purchases by its employees, members or participants.

Class A purchases at net asset value
You may purchase Class A shares at net asset value (without a sales charge) as follows. If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.

Investments of $500,000 or more and certain retirement plans
You do not pay a sales charge when you purchase Class A shares if you are investing $500,000 or more, are a participant in an employer-sponsored retirement plan with at least $500,000 in total plan assets or are a participant in certain employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you may pay a contingent deferred sales charge if you sell your Class A shares within 12 months of purchase. The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.

Class A purchases at net asset value are available to:
o Current or former trustees and officers of the fund;
o Partners and employees of legal counsel to the fund (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of Pioneer and its affiliates (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser (at the time of initial share purchase);
o Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;
o Employees of Regions Financial Corporation and its affiliates (at the time of initial share purchase);

o Members of the immediate families of any of the persons above;
o Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;
o Insurance company separate accounts;
o Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;
o Other funds and accounts for which Pioneer or any of its affiliates serves as investment adviser or manager;
o Investors in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;
o Certain unit investment trusts;
o Participants in employer-sponsored retirement plans with at least $500,000 in total plan assets;
o Participants in employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;
o Participants in Optional Retirement Programs if (i) your employer has authorized a limited number of mutual funds to participate in the program,
  (ii) all participating mutual funds sell shares to program participants at net asset value, (iii) your employer has agreed in writing to facilitate investment in Pioneer mutual funds by program participants and (iv) the program provides for a matching contribution for each participant contribution;
o Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;
o Individuals receiving a distribution consisting of Class Y shares of a Pioneer fund from a trust, fiduciary, custodial or other similar account who purchase Class A shares of the same Pioneer fund within 90 days of the date of the distribution;
o Investors purchasing shares pursuant to the reinstatement privilege applicable to Class A shares and Class B shares; and
o Shareholders of record (i.e., shareholders whose shares are not held in the name of a broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.

Sales Charges

In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Contingent deferred sales charges (CDSCs)

Class A shares
Purchases of Class A shares of $500,000 or more, or by participants in a group plan which were not subject to an initial sales charge, may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 12 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan that has at least $500,000 in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Pioneer on or before March 31, 2004).

Class B shares
You buy Class B shares at net asset value per share without paying an initial sales charge. However, if you sell your Class B shares within five years of purchase, you will pay the distributor a contingent deferred sales charge upon redemption. The contingent deferred sales charge decreases as the number of years since your purchase increases.

Contingent deferred sales charge

On shares sold       As a % of dollar
before the             amount subject
end of year       to the sales charge
-------------------------------------
1                4
-------------------------------------
2                4
-------------------------------------
3                3
-------------------------------------
4                2
-------------------------------------
5                1
-------------------------------------
6+               0
-------------------------------------

Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the fund remain subject to any contingent deferred sales charge that applied to the shares you originally purchased.

Conversion to Class A shares
Class B shares automatically convert into Class A shares. This helps you because Class A shares pay lower expenses.

Your Class B shares will convert to Class A shares eight years after the date of purchase except that:
o Shares purchased by reinvesting dividends and capital gain distributions will convert to Class A shares over time in the same proportion as other shares held in the account
o Shares purchased by exchanging shares from another fund will convert on the date that the shares originally acquired would have converted into Class A shares

Currently, the Internal Revenue Service permits the conversion of shares to take place without imposing a federal income tax. Conversion may not occur if the Internal Revenue Service deems it a taxable event for federal tax purposes.

Class C shares
You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, upon redemption you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.

Sales Charges

Paying the contingent deferred sales charge (CDSC)
Several rules apply for calculating CDSCs so that you pay the lowest possible CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"


Waiver or reduction of contingent deferred sales charges
It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class B or Class C shares if:
o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;
o You become disabled (within the meaning of Section 72 of the Internal Revenue
  Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;
o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);
o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:
  - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
  - It is a required minimum distribution due to the attainment of age 701/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);
  - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or

  - It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);
o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:
     - A return of excess employee deferrals or contributions;
  - A qualifying hardship distribution as described in the Internal Revenue Code. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held by Pioneer for all participants, reduced by the total of any prior distributions made in that calendar year;
  - Due to retirement or termination of employment. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held in a Pioneer mutual fund for all participants, reduced by the total of any prior distributions made in the same calendar year; or
  - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers (not available to Class B shares);
o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account; or
o The selling broker elects, with the distributor's approval, to waive receipt of the commission normally paid at the time of the sale.

Please see the fund's statement of additional information for more information regarding reduced sales charges and breakpoints.

Buying, exchanging and selling shares

Opening your account


You may open an account by completing an account application and sending it to the transfer agent by mail or by fax. Please call the transfer agent to obtain an account application. Certain types of accounts, such as retirement accounts, have separate applications.

Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

A fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value on the date of redemption.

Investing through financial intermediaries and retirement plans
If you invest in the fund though your financial intermediary or though a retirement plan, the options and services available to you may be different from those discussed in this prospectus. Shareholders investing through financial intermediaries, programs sponsored by financial intermediaries and retirement plans may only purchase funds and classes of shares that are available. When you invest through an account that is not in the your name, you generally may buy and sell shares and complete other transactions only though the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Share prices for transactions
If you place an order to purchase, exchange or sell shares with the transfer agent or an authorized agent by the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), the share price for your transaction will be based on the net asset value determined as of the close of regular trading on the New York Stock Exchange on that day (plus or minus any applicable sales charges). If your order is placed with the transfer agent or an authorized agent after the close of regular trading on the New York Stock Exchange, or your order is not in good order, the share price will be based on the net asset value next determined after your order is received in good order by the fund or authorized agent. The authorized agent is responsible for transmitting your order to the fund in a timely manner.

 Good order means that:
 o You have provided adequate instructions
 o There are no outstanding claims against your account
 o There are no transaction limitations on your account
 o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
 o Your request includes a signature guarantee if you:
   - Are selling over $100,000 or exchanging over $500,000 worth of shares
   - Changed your account registration or address within the last 30 days
   - Instruct the transfer agent to mail the check to an address different from the one on your account
   - Want the check paid to someone other than the account's record owner(s)
   - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

Transaction limitations
Your transactions are subject to certain limitations, including the limitation on the purchase of the fund's shares within 30 calendar days of a redemption. See "Excessive trading."

Buying
You may buy fund shares from any financial intermediary that has a sales agreement or other arrangement with the distributor.

You can buy shares at net asset value per share plus any applicable sales charge. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the fund's transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.

Buying, exchanging and selling shares

Minimum investment amounts

Class A, Class B and Class C shares
Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B or Class C shares.

You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for, among other things, share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Pioneer.

Class Y shares
Your initial investment in Class Y shares must be at least $5 million. There is no minimum additional investment amount. The fund may waive the initial investment amount.

Waivers of the minimum investment amount
The fund will accept an initial investment of less than $5 million if:

(a) The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

(b) The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or

(c) The account is not represented by a broker-dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or

(d) The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Pioneer or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor; or

(e) The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include Class Y shares of the Pioneer mutual funds in their program. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class; or

(f) The investment is made by another Pioneer fund

The fund reserves the right to waive the initial investment minimum in other circumstances.


Maximum purchase amounts
Purchases of fund shares are limited to $49,999 for Class B shares and $499,999 for Class C shares. These limits are applied on a per transaction basis. Class A shares are not subject to a maximum purchase amount.

Retirement plan accounts
You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.

Buying, exchanging and selling shares

How to buy shares

Through your investment firm
Normally, your investment firm will send your purchase request to the fund's distributor and/or transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.

By phone or online
You can use the telephone or online purchase privilege if you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:
o You established your bank account of record at least 30 days ago
o Your bank information has not changed for at least 30 days
o You are not purchasing more than $100,000 worth of shares per account per day

o You can provide the proper account identification information

When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

In writing, by mail
You can purchase fund shares for an existing fund account by mailing a check to the transfer agent. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check, travelers check, or credit card check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

By wire (Class Y shares only)
You may wire funds to purchase shares. Note, however, that:
o State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the fund receives your request to purchase shares
o If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk

o Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank
o Wire transfers may be restricted on holidays and at certain other times

Instruct your bank to wire funds to:
Receiving Bank:        State Street Bank and Trust Company
                       225 Franklin Street
                       Boston, MA 02101
                       ABA Routing No. 011000028

For further credit to: Shareholder Name
                       Existing Pioneer Account No.
                       Pioneer Global Equity Fund

The transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.

Exchanging
You may, under certain circumstances, exchange your shares for shares of the same class of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.


Same-Fund Exchange Privilege
Certain shareholders may be eligible to exchange their shares for the fund's Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.


Before you request an exchange, consider the fund's investment objective and policies as described in the fund's prospectus. You generally will have to pay income taxes on an exchange.

Buying, exchanging and selling shares

How to exchange shares

Through your investment firm
Normally, your investment firm will send your exchange request to the fund's transfer agent. Consult your investment professional for more information about exchanging your shares.

By phone or online
After you establish an eligible fund account, you can exchange fund shares by phone or online if:
o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
o The fund into which you are exchanging offers the same class of shares
o You are not exchanging more than $500,000 worth of shares per account per day
o You can provide the proper account identification information

In writing, by mail or by fax
You can exchange fund shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
o The name, social security number and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o The class of shares you are exchanging
o The dollar amount or number of shares you are exchanging

Selling
Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after the fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

You generally will have to pay income taxes on a sale.

If you must use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

Buying, exchanging and selling shares

How to sell shares

Through your investment firm
Normally, your investment firm will send your request to sell shares to the fund's transfer agent. Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

By phone or online
If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

In writing, by mail or by fax
You can sell some or all of your fund shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.


For Class Y shares, shareholders may sell up to $5 million per account per day if the proceeds are directed to your bank account of record ($100,000 per account per day if the proceeds are not directed to your bank account of record).

How to contact us

By phone
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-225-6292

To request a transaction using FactFone(SM) call
1-800-225-4321

By mail
Send your written instructions to:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Pioneer website
www.pioneerinvestments.com

By fax
Fax your exchange and sale requests to:
1-800-225-4240

Account options

See the account application form for more details on each of the following services or call the transfer agent for details and availability.

Telephone transaction privileges
If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. If the fund's confirmation procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

Online transaction privileges
If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
o For new accounts, complete the online section of the account application
o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen at www.pioneerinvestments.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Automatic investment plans
You can make regular periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, a Pioneer Investomatic Plan and other similar automatic investment plans. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class B or Class C share account and your balance is at least $1,000, you may establish an automatic investment plan.

Pioneer Investomatic Plan
If you establish a Pioneer Investomatic Plan, the transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.

Automatic exchanges
You can automatically exchange your fund shares for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:
o You must select exchanges on a monthly or quarterly basis
o Both the originating and receiving accounts must have identical registrations
o The originating account must have a minimum balance of $5,000

You may have to pay income taxes on an exchange.

Distribution options
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) and (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

If you are under 591/2, taxes and tax penalties may apply.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the fund may reinvest the amount in additional shares of the fund instead of sending a check. Additional shares of the fund will be purchased at the then-current net asset value.

Account options

Directed dividends
You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

Systematic withdrawal plans
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a bank account you designate.

To establish a systematic withdrawal plan:
o Your account must have a total value of at least $10,000 when you establish your plan
o You must request a periodic withdrawal of at least $50
o You may not request a periodic withdrawal of more than 10% of the value of any Class B or Class C share account (valued at the time the plan is implemented)

These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.

Direct deposit
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

Voluntary tax withholding
You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Shareholder policies and services

Excessive trading
Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:
o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that indicate a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker or other intermediary, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.

Shareholder policies and services

The fund may reject a purchase or exchange order before its acceptance or the issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order had been accepted and an investment made in the fund. A fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future.

To limit the negative effects of excessive trading on the fund, the fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from the fund, that investor shall be prevented (or "blocked") from purchasing shares of the fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under
Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, transactions by insurance company separate accounts or transactions by other funds that invest in the fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to the Pioneer money market funds.

We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the fund's policy described above or their own policies or restrictions designed to limit excessive trading of fund shares. However, we do not impose this policy at the omnibus account level.

Purchases pursuant to the reinstatement privilege (for Class A and Class B shares) are subject to this policy.

Purchases in kind
You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase fund shares for cash in an amount equal to the value of the fund shares that you purchase. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.

Reinstatement privilege (Class A and Class B shares)
If you recently sold all or part of your Class A or Class B shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:
o You must send a written request to the transfer agent no more than 90 days after selling your shares and
o The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.

Purchases pursuant to the reinstatement privilege are subject to limitations on investor transactions, including the limitation on the purchase of the fund's shares within 30 calendar days of redemption. See "Excessive trading."

When you elect reinstatement, you are subject to the provisions outlined in the selected fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement.

You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.

Pioneer website
www.pioneerinvestments.com
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o Your current account information
o Prices, returns and yields of all publicly available Pioneer mutual funds
o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds
o A copy of Pioneer's privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.

FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds

Shareholder policies and services

o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
o Request account statements

If you plan to use FactFone(SM) to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM).

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM) to obtain account information.

Household delivery of fund documents
With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see "How to contact us"). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.

Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

Tax information
Early each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.

Tax information for IRA Rollovers
In January following the year in which you take a reportable distribution, the transfer agent will mail you a tax form reflecting the total amount(s) of distribution(s) received by the end of January.

Privacy
The fund has a policy designed to protect the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.

Signature guarantees and other requirements
You are required to obtain a signature guarantee when:
o Requesting certain types of exchanges or sales of fund shares
o Redeeming shares for which you hold a share certificate
o Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

Minimum account size
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Telephone and website access
You may have difficulty contacting the fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access www.pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.

Share certificates
The fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

Shareholder policies and services

Other policies
The fund and the distributor reserve the right to:
o reject any purchase or exchange order for any reason, without prior notice
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:
o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities
o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash
o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming fund shares to the extent necessary to cover the fee

Dividends, capital gains and taxes

Dividends and capital gains
The fund generally pays any distributions of net short- and long-term capital gains in November.

The fund generally pays dividends from any net investment income in December.

The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund shortly before a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.

Taxes
You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from the fund's net capital gains (if any) are considered long-term capital gains and may be taxable to you at reduced rates depending upon their source. Distributions from the fund's net short-term capital gains are taxable as ordinary income.

Other dividends are taxable either as ordinary income or, for taxable years beginning on or before December 31, 2010, if so designated by the fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

"Qualified dividend income" generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the fund receives in respect of stock of certain foreign corporations may be "qualified dividend income" if that stock is readily tradable on an established U.S. securities market.


A portion of the dividends received from the fund (but none of the fund's capital gain distributions) may qualify for the dividends-received deduction for corporations.


The fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.

If the fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.

Dividends, capital gains and taxes


When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange.


You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding.

You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in the fund. You may also consult the fund's statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect the fund and its shareowners.

--------------------------------------------------------------------------------
Sales and exchanges generally will be taxable transactions to shareowners.
--------------------------------------------------------------------------------

Financial highlights

The financial highlights table helps you understand the fund's financial performance since inception.


Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class B, Class C and Class Y shares of the fund (assuming reinvestment of all dividends and distributions).


The information below has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

Financial highlights

Pioneer Global Equity Fund

Class A

                                                     Year           Year         Year       12/15/05 (a)
                                                    Ended          Ended         Ended           to
                                                   8/31/09        8/31/08       8/31/07        8/31/06
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  10.42       $  12.53      $ 11.18       $  10.00
                                                  ---------------------------------------------------
Increase (decrease) from investment
  operations:
  Net investment income                           $   0.07       $   0.14      $  0.08       $   0.07
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions                                      (1.76)         (1.38)        1.53           1.11
                                                  ---------------------------------------------------
   Net increase (decrease) from
     investment operations                        $  (1.69)      $  (1.24)     $  1.61       $   1.18
Distribution to shareowners:
  Net investment income                              (0.17)         (0.11)       (0.05)            --
  Net realized gain                                     --          (0.76)       (0.21)            --
                                                  ---------------------------------------------------
Net increase (decrease) in net asset value        $  (1.86)      $  (2.11)     $  1.35       $   1.18
                                                  ---------------------------------------------------
Net asset value, end of period                    $   8.56       $  10.42      $ 12.53       $  11.18
                                                  ===================================================
Total return*                                       (15.83)%       (10.68)%      14.58%         11.80%(b)
Ratio of net expenses to average net assets+          1.30%          1.31%        1.30%          1.30%**
Ratio of net investment income to average
  net assets+                                         0.69%          1.30%        1.05%          1.42%**
Portfolio turnover rate                                120%           137%          74%            35%(b)
Net assets, end of period (in thousands)          $ 70,718       $  3,060      $ 2,562       $    832
Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no
  reduction for fees paid indirectly:
  Net expenses                                        2.25%          4.61%        6.11%         11.05%**
  Net investment loss                                (0.26)%        (2.00)%      (3.76)%        (8.33)%**
Ratios with waiver of fees by the Adviser and
  reduction for fees paid indirectly:
  Net expenses                                        1.30%          1.30%        1.30%          1.30%**
  Net investment income                               0.69%          1.31%        1.05%          1.42%**
======================================================================================================

(a) Class A shares were first publicly offered on December 15, 2005.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

Pioneer Global Equity Fund

Class B


                                                     Year           Year          Year        12/15/05 (a)
                                                    Ended          Ended          Ended            to
                                                   8/31/09        8/31/08        8/31/07         8/31/06
--------------------------------------------------------------------------------------------------------

Net asset value, beginning of period              $  10.28       $  12.37      $ 11.10         $10.00
                                                  ---------------------------------------------------
Increase (decrease) from investment
  operations:
  Net investment income (loss)                    $  (0.02)      $   0.03      $  0.00(c)    $   0.03
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions                                      (1.70)         (1.36)        1.49           1.07
                                                  ---------------------------------------------------
   Net increase (decrease) from
     investment operations                        $  (1.72)      $  (1.33)     $  1.49       $   1.10
Distribution to shareowners:
  Net investment income                              (0.09)            --        (0.01)            --
  Net realized gain                                     --          (0.76)       (0.21)            --
                                                  ---------------------------------------------------
Net increase (decrease) in net asset value        $  (1.81)      $  (2.09)     $  1.27       $   1.10
                                                  ---------------------------------------------------
Net asset value, end of period                    $   8.47       $  10.28      $ 12.37       $  11.10
                                                  ===================================================
Total return*                                       (16.57)%       (11.46)%      13.55%         11.00%(b)
Ratio of net expenses to average net assets+          2.20%          2.21%        2.20%          2.20%**
Ratio of net investment income (loss)
  to average net assets+                             (0.01)%         0.41%        0.12%          0.45%**
Portfolio turnover rate                                120%           137%          74%            35%(b)
Net assets, end of period (in thousands)          $  7,994       $  1,403      $ 1,200       $    549
Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no
  reduction for fees paid indirectly:
  Net expenses                                        4.14%          5.37%        6.84%         11.40%**
  Net investment loss                                (1.95)%        (2.75)%      (4.52)%        (8.75)%**
Ratios with waiver of fees by the Adviser and
  reduction for fees paid indirectly:
  Net expenses                                        2.20%          2.20%        2.20%          2.20%**
  Net investment income (loss)                       (0.01)%         0.42%        0.12%          0.45%**
========================================================================================================

(a) Class B shares were first publicly offered on December 15, 2005.
(b) Not annualized.
(c) Amount rounds to less than $0.01 per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

Financial highlights

Pioneer Global Equity Fund

Class C


                                                       Year           Year        Year      12/15/05 (a)
                                                      Ended          Ended        Ended          to
                                                     8/31/09        8/31/08      8/31/07       8/31/06
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $   10.26       $  12.39     $ 11.10     $  10.00
Increase (decrease) from investment
  operations:
  Net investment income (loss)                     $   (0.04)      $   0.03     $  0.01     $   0.03
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions                                        (1.68)         (1.36)       1.49         1.07
                                                   --------------------------------------------------
   Net increase (decrease) from
     investment operations                         $   (1.72)      $  (1.33)    $  1.50     $   1.10
Distribution to shareowners:
  Net investment income                                (0.06)         (0.04)         --           --
  Net realized gain                                       --          (0.76)      (0.21)          --
                                                   --------------------------------------------------
Net increase (decrease) in net asset value         $   (1.78)      $  (2.13)    $  1.29     $   1.10
                                                   --------------------------------------------------
Net asset value, end of period                     $    8.48       $  10.26     $ 12.39     $  11.10
                                                   ==================================================
Total return*                                         (16.58)%       (11.47)%     13.65%       11.00%(b)
Ratio of net expenses to average net assets+            2.20%          2.21%       2.20%         2.20%**
Ratio of net investment income to average
  net assets+                                           0.00%(c)       0.35%       0.12%        0.45%**
Portfolio turnover rate                                  120%           137%         74%          35%(b)
Net assets, end of period (in thousands)           $   6,910       $    818     $   780     $    445
Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no
  reduction for fees paid indirectly:
  Net expenses                                          3.76%          5.45%       6.70%       10.98%**
  Net investment income (loss)                         (1.56)%        (2.89)%      4.38%       (8.33)%**
Ratios with waiver of fees by the Adviser and
  reduction for fees paid indirectly:
  Net expenses                                          2.20%          2.20%       2.20%        2.20%**
  Net investment income                                 0.00%(c)       0.36%       0.12%        0.45%**
========================================================================================================

(a) Class C shares were first publicly offered on December 15, 2005.
(b) Not annualized.
(c) Amount rounds to less than 0.01%.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

Pioneer Global Equity Fund

Class Y

                                                                                       12/31/08 (a)
                                                                                        to 8/31/09
------------------------------------------------------------------------------------------------------
                                                                                        $     7.25
Net asset value, beginning of period                                                    ----------
Increase from investment operations:
  Net investment income                                                                 $     0.06
  Net realized and unrealized gain on investments and foreign currency
   transactions                                                                               1.28
Net asset value, beginning of period                                                    ----------
   Net increase from investment operations                                              $     1.34
Net asset value, beginning of period                                                    ----------
Net decrease in net asset value                                                         $     1.34
Net asset value, beginning of period                                                    ----------
Net asset value, end of period                                                          $     8.59
Net asset value, beginning of period                                                    ==========
Total return*                                                                                18.48%(b)
Ratio of net expenses to average net assets+                                                  0.80%**
Ratio of net investment income to average net assets+                                         2.57%**
Portfolio turnover rate                                                                        120%
Net assets, end of period (in thousands)                                                $   60,071
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Net expenses                                                                                1.10%**
  Net investment income                                                                       2.27%**
Ratios with waiver of fees by the Adviser and reduction for fees paid indirectly:
  Net expenses                                                                                0.80%**
  Net investment income                                                                       2.57%**
======================================================================================================

(a) Class Y shares were first publicly offered on December 31, 2008.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

                                     Notes

                                     Notes

                                     Notes

Pioneer
Global Equity Fund

You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Visit our website
www.pioneerinvestments.com

The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerinvestments.com. You also may find other information and updates about Pioneer and the fund, including fund performance information, on the fund's website.

Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the fund's annual report to shareholders, are incorporated by reference into this prospectus.

You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-21823)


[Logo]PIONEER
      Investments(R)



Pioneer Funds Distributor, Inc.
60 State Street                                                   20178-03-0110
Boston, MA 02109                        (C)2009 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                          Member SIPC

PIONEER
--------------------------------------------------------------------------------
DISCIPLINED GROWTH FUND



                                                          Class A Shares (SRSGX)
                                                          Class C Shares (PRGCX)
                                                          Class Y Shares (PRGYX)



                                                    Prospectus December 31, 2009

Contents


Fund Summary ..................................  1
More on the fund's investment objective
and investment strategies .....................  9
More on the risks of investing in the fund      13
Management .................................... 16
Shareholder Information ....................... 18
Choosing a class of shares .................... 20
Distribution and service arrangements ......... 21
Sales charges ................................. 23
Buying, exchanging and selling shares ......... 30
Account options ............................... 40
Shareholder policies and services ............. 43
Dividends, capital gains and taxes ............ 49
Financial highlights .......................... 51



Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

[LOGO] PIONEER
       Investments*

--------------------------------------------------------------------------------
 An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Contact your investment professional to discuss how the fund may fit into your portfolio.
--------------------------------------------------------------------------------

Fund Summary

Investment objective
Long-term capital growth.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Pioneer funds. More information about these and other discounts is available from your investment professional and in the "Buying, exchanging and selling shares" section of the prospectus beginning on page 30 and the "Sales charges" section of the statement of additional information beginning on page 51.



Shareowner fees

(fees paid directly from your investment)                 Class A     Class C     Class Y
------------------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares as a
percentage of offering price)                             5.75%       None        None
------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage of
offering price or the amount you receive when you sell
shares, whichever is less)                                None           1%       None
------------------------------------------------------------------------------------------


Annual fund operating expenses

(expenses that you pay each year
as a percentage of the value of your investment)       Class A     Class C    Class Y
-------------------------------------------------------------------------------------
Management Fees                                         0.65%       0.65%      0.65%
-------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                   0.25%       1.00%      0.00%
-------------------------------------------------------------------------------------
Other Expenses                                          9.89%       9.79%      1.05%
-------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                   10.79%      11.44%      1.70%
-------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Reimbursement(1)          -9.54%      -9.29%     -0.80%
-------------------------------------------------------------------------------------
Net Expenses(1)                                         1.25%       2.15%      0.90%
-------------------------------------------------------------------------------------



1 The fund's investment adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.25%, 2.15% and 0.90% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2012 for Class A shares and through January 1, 2011 for Class C and Class Y shares. There can be no assurance that the adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

Fund Summary

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                If you redeem your shares         If you do not redeem your shares
          ------------------------------------- -------------------------------------
                              Number of years you own your shares
          ---------------------------------------------------------------------------
              1         3         5        10       1         3         5        10
          ---------------------------------------------------------------------------
Class A    $695    $2,685    $4,451    $8,045    $695    $2,685    $4,451    $8,045
-------------------------------------------------------------------------------------
Class C     318     2,422     4,352     8,187     218     2,422     4,352     8,187
-------------------------------------------------------------------------------------
Class Y      92       458       848     1,942      92       458       848     1,942
-------------------------------------------------------------------------------------

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 106% of the average value of its portfolio.


Principal investment strategies
The fund invests primarily in equity securities of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest in issuers of any market capitalization. In addition, the fund may invest up to 10% of its total assets in securities of issuers that are not U.S. issuers The fund will not invest more than 5% of its total assets in the securities of emerging market issuers. The fund may invest a portion of its assets not invested in equity securities in debt securities of corporate and government issuers. Generally the fund may acquire investment grade debt securities that are issued by both corporate and government issuers, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as

"junk bonds"), including convertible debt securities. The fund also may hold cash or other short-term investments.

The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative.


The fund's investment adviser uses a valuation-conscious approach to select the fund's investments based upon the recommendations of the adviser's research teams. The research teams use a two-step process in selecting securities that combines fundamental and quantitative research. First, the teams assess whether a company's fundamentals -- financial condition, management, and position in its industry -- indicate strong prospects for growth and attractive valuations. Second, the teams employ a quantitative, growth-oriented approach to construct the fund's portfolio, emphasizing those securities believed to have attractive prospects for earnings and revenue growth. A security may be sold if its ranking by the research team is reduced or the security price reaches a reasonable valuation.


Principal risks of investing in the fund

You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective. Following is a summary description of principal risks of investing in the fund.


Market risk. The values of securities held by the fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the fund. The fund may experience a substantial or complete loss on any individual security.

Growth style risk. The fund's investments do not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

Fund Summary

Issuer focus risk. The fund may invest in fewer than 40 securities and, as a result, the fund's performance may be more volatile than the performance of funds holding more securities.

Small- and mid-size companies risk. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

Risks of non-U.S. investments. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.


Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default and are considered speculative.


Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation than a fund without the same focus.

Derivatives risk. Using derivatives exposes the fund to additional risks, may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect, which may magnify the effect of a change in the value of an asset, thereby disproportionately increasing losses or reducing opportunities for gain. Changes in a derivative's value may not correlate well with the referenced asset or metric. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund.

Leveraging risk. When the fund engages in transactions that have a leveraging effect on the fund's portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Short term trading risk. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.


Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.


Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Summary

The fund's past performance

The bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Russell 1000 Growth Index. You can obtain updated performance information by visiting pioneerinvestments.com.



The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


The bar chart does not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.



Annual return Class A shares (%)
(Year ended December 31)


[THE DATA BELOW WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


11.95   12.25   -36.45
 '06     '07     '08

For the period covered by the bar chart:

The highest calendar quarterly return was 7.10% (04/01/2007 to 06/30/2007)


The lowest calendar quarterly return was -20.79% (10/01/2008 to 12/31/2008)

At September 30, 2009, the year-to-date return was 26.38%.

No performance information is presented in the table for Class C and Class Y shares because Class C and Class Y shares do not have annual returns for at least one calendar year. The returns for Class C and Class Y shares would differ from those of Class A shares because they have different expenses.



Average annual total return (%)
(for periods ended December 31, 2008)


                                                                       Since    Inception
                                                          1 Year   Inception         Date
-------------------------------------------------------------------------------------------
Class A                                                                          12/15/05
Return before taxes                                       -40.11       -9.48
-------------------------------------------------------------------------------------------
Return after taxes on distributions                       -40.14      -10.28
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of shares    -26.03       -8.08
-------------------------------------------------------------------------------------------
Russell 1000 Growth Index (reflects no deduction
for fees, expenses or taxes)                              -38.44       -9.11     12/15/05
-------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After fax returns are shown only for Class A shares. After-tax returns for Class C and Class Y shares will vary.

Fund Summary

Management



Investment adviser     Pioneer Investment Management, Inc.
Portfolio management   Diego Franzin (portfolio manager since 2004), John
                       Peckham (portfolio manager since 2005) and Ashesh
                       Savla (portfolio manager since 2004) -- Mr. Franzin,
                       Senior Vice President and Head of Global Quantitative
                       Research and Management, joined Pioneer in 1998.
                       Mr. Peckham, Senior Vice President and Head of
                       Global Fundamental Research, joined Pioneer in 2002.
                       Mr. Savla, Vice President and Senior U.S. Quantitative
                       Research Analyst, joined Pioneer in 2003.


Purchase and sale of fund shares

You may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund's transfer agent in writing or by telephone (Pioneer Investment Management Shareholder Services, Inc., P.O. Box 55014, Boston, MA 02205-5014, tel. 1-800-225-6292).

Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. The initial investment for Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount for Class Y shares.



Tax information

You normally will have to pay income taxes on the dividends and capital gain distributions you receive from the fund, unless you are investing through a tax-deferred account, such as a 401(k) plan or individual retirement account.



Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

More on the fund's investment objective and strategies



Investment objective

The fund seeks long-term capital growth.


The fund's investment objective may be changed without shareholder approval. The fund will provide notice prior to implementing any change to its investment objective.


Principal investment strategies

The fund invests primarily in equity securities of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as such as exchange-traded funds (ETFs) that invest primarily in equity securities, preferred stocks, depositary receipts, rights, equity interests in real estate investment trusts (REITs) and warrants.

Pioneer Investment Management, Inc., the fund's investment adviser, uses a valuation-conscious approach to select the fund's investments based upon the recommendations of Pioneer's research teams. Pioneer's research teams support the portfolio management teams that manage various Pioneer equity funds and provide recommendations for a universe of issuers that are publicly traded in the U.S. and abroad. The fund seeks to benefit from this research effort by selecting securities that are highly ranked by the teams and selling at attractive prices. The fund may invest in issuers of any market capitalization.


The research teams use a two-step process in selecting securities that combines fundamental and quantitative research. First, the teams assess whether a company's fundamentals -- financial condition, management, and position in its industry -- indicate strong prospects for growth and attractive valuations. Second, the teams employ a quantitative, growth-oriented approach to construct the fund's portfolio, emphasizing those securities believed to have attractive prospects for earnings and revenue growth. A security may be sold if its ranking by the research team is reduced or the security price reaches a reasonable valuation.

As part of its initial assessment, Pioneer's research teams evaluate a security's potential value based on the company's assets and prospects for earnings growth. In making that assessment, the teams employ a disciplined stock valuation approach combined with fundamental research, and an evaluation of the issuer based on its financial statements and operations. The research teams focus on the quality and price of individual issuers, not on economic sector or market-timing strategies. The fund's portfolio includes securities from a broad range of market sectors that have received favorable rankings from the research teams. Factors for selecting investments include:
o Favorable expected returns relative to perceived risk
o Above average potential for earnings and revenue growth
o Low market valuations relative to earnings forecast, book value, cash flow and sales

More on the fund's investment objective and strategies

o A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale

The fund may invest up to 10% of its total assets in equity securities of non-U.S. corporate issuers and debt securities of non-U.S. corporate and government issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers. The fund invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation compared to U.S. securities. The fund does not count securities of Canadian issuers against the 10% limit on investment in securities of non-U.S. issuers.


The fund may invest a portion of its assets not invested in equity securities in debt securities of corporate and government issuers. Generally the fund may acquire investment grade debt securities that are issued by both U.S. and non-U.S. corporate and government issuers, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including convertible debt securities. The fund invests in debt securities when Pioneer believes they are consistent with the fund's investment objective of long-term capital growth, to diversify the fund's portfolio or for greater liquidity.



Non-U.S. investments
The fund may invest in securities of non-U.S. issuers, including securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.


Debt securities

The fund may invest in debt securities of U.S. and non-U.S. issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest a portion of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.



Derivatives
The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including:
o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
o As a substitute for purchasing or selling securities

o To increase the fund's return as a non-hedging strategy that may be considered speculative



Additional investment strategies

In addition to the principal investment strategies discussed above, the fund may also use other techniques, including the following investments.


Reverse repurchase agreements and borrowing
The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. The fund also may borrow money from banks or other lenders for temporary purposes. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.



Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objectives. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the fund to achieve its investment objectives. The fund may adopt a defensive strategy when the adviser believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.


Securities lending

The fund may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the fund will invest during the term of the loan. The fund may lend up to 331/3% of its total assets. The fund may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities, lending agent or other intermediary. The fund will continue to have market risk and other risks associated with owning the securities on loan, as

More on the fund's investment objective and strategies

well as the risks associated with the investment of the cash collateral received in connection with the loan. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the fund is unable to recall a security in time to exercise valuable rights or sell the security.


Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

More on the risks of investing in the fund


Principal investment risks
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective. Following is a description of principal risks of investing in the fund.


Market risk. The values of securities held by the fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the fund. The fund may experience a substantial or complete loss on any individual security.

Growth style risk. The fund's investments do not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

Portfolio selection risk. The adviser's judgment about the attractiveness, relative value or potential appreciation of a security or about a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

Issuer focus risk. The fund may invest in fewer than 40 securities and, as a result, the fund's performance may be more volatile than the performance of funds holding more securities.

Small- and mid-size companies risk. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

Risks of non-U.S. investments. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:
o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable

More on the risks of investing in the fund

o Adverse effect of currency exchange rates or controls on the value of the fund's investments, or its ability to convert non-U.S. currencies to U.S. dollars
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political, regulatory and social developments may adversely affect the securities markets
o Withholding and other non-U.S. taxes may decrease the fund's return

Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default and are considered speculative.

Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

Derivatives risk. Using derivatives exposes the fund to additional risks and may increase the volatility of the fund's net asset value and may not provide the expected result. Derivatives have a leveraging effect on the fund's portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from or could lose money on the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. The fund also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons.


Leveraging risk. When the fund engages in transactions that have a leveraging effect on the fund's portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Short-term trading risk. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.


Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

To learn more about the fund's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.


Disclosure of portfolio holdings
The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

Management

Pioneer, the fund's investment adviser,
selects the fund's investments and oversees the fund's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of September 30, 2009, assets under management were approximately $252 billion worldwide, including over $57 billion in assets under management by Pioneer (and its U.S. affiliates).


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.


Portfolio management
Day-to-day management of the fund's portfolio is the responsibility of the lead portfolio managers, Diego Franzin and John Peckham. Mr. Franzin and Mr. Peckham coordinate Pioneer's global research staff, which includes members from Pioneer's affiliate, Pioneer Investment Management Limited, and they are supported by Ashesh Savla. Diego Franzin, a senior vice president and Head of Global Quantitative Research, joined Pioneer in 1998. John Peckham, a senior vice president and Head of Global Fundamental Research, joined Pioneer in 2002. Ashesh Savla, a U.S. Quantitative Research Analyst, joined Pioneer in 2003.

The fund's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the fund.

Management fee
The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund.

Pioneer's annual fee is equal to 0.65% of the fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on assets over $5 billion.

The fee is accrued daily and paid monthly.


For the fiscal year ended August 31, 2009, the fund paid management fees equivalent to 0.65% of the fund's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract will be available in the fund's semiannual report to shareholders for the period ended February 28, 2010.



Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Shareholder Information

Net asset value



The fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the fund will calculate a net asset value for each class of shares as of the actual closing time.

The fund generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

To the extent that the Fund invests in shares of other mutual funds that are not traded on an exchange, such shares are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

The fund generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patters in the market for fixed income securities and/or other factors.

The fund values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem fund shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The fund also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the fund's net asset value is calculated. Because the fund may invest in securities rated below investment grade -- some of which may be thinly traded and for which prices may not be readily available or may be unreliable -- the fund may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the fund to value its securities may differ from the amounts that would be realized if these securities were sold, and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Choosing a class of shares


The fund offers four classes of shares through this prospectus. Each class has different eligibility requirements, sales charges and expenses, allowing you to choose the class that best meets your needs.


Factors you should consider include:
o The eligibility requirements that apply to purchases of a particular share class
o The expenses paid by each class
o The initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to each class
o Whether you qualify for any reduction or waiver of sales charges
o How long you expect to own the shares
o Any services you may receive from a financial intermediary

Your investment professional can help you determine which class meets your goals. Your investment professional or financial intermediary may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.

For information on the fund's expenses, please see "Fund Summary."


Class A shares
o You pay a sales charge of up to 5.75% of the offering price, which is reduced or waived for large purchases and certain types of investors. At time of your purchase, your investment firm may receive a commission from the distributor of up to 5%, declining as the size of your investment increases.
o There is no contingent deferred sales charge, except in certain circumstances when no initial sales charge is charged.

o Distribution and service fees of 0.25% of average daily net assets.



Class C shares
o A 1% contingent deferred sales charge is assessed if you sell your shares within one year of purchase. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 1%.
o Distribution and service fees of 1.00% of average daily net assets.
o Does not convert to another share class.
o Maximum purchase amount (per transaction) of $499,999.


Class Y shares
o No initial or contingent deferred sales charge.
o Initial investments are subject to a $5 million investment minimum, which may be waived in some circumstances.

Distribution and service arrangements

Distribution plan

The fund has adopted a distribution plan for Class A and Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.



Additional payments to financial intermediaries
Your financial intermediary may receive compensation from the fund, Pioneer and its affiliates for the sale of fund shares and related services. Compensation may include sales commissions and distribution and service (Rule 12b-1) fees, as well as compensation for administrative services and transaction processing.


Pioneer and its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the fund, or from the retention of a portion of sales charges or distribution and service fees. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.

Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the Pioneer

Distribution and service arrangements

funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer funds.

Sales Charges

Initial sales charges (Class A shares only)
You pay the offering price (the net asset value per share plus any initial sales charge) when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by the fund.


Sales charges for Class A shares

                                      Sales charge as % of
                                  ------------------------
                                    Offering    Net amount
Amount of purchase                     price      invested
----------------------------------------------------------
Less than $50,000                     5.75          6.10
----------------------------------------------------------
$50,000 but less than $100,000        4.50          4.71
----------------------------------------------------------
$100,000 but less than $250,000       3.50          3.63
----------------------------------------------------------
$250,000 but less than $500,000       2.50          2.56
----------------------------------------------------------
$500,000 or more                      0.00          0.00
----------------------------------------------------------

The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.


Reduced sales charges
You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints." Pioneer offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares of the Pioneer funds over time if:
o The amount of shares you own of the Pioneer funds plus the amount you are investing now is at least $50,000 (Rights of accumulation)
o You plan to invest at least $50,000 over the next 13 months (Letter of intent)


Rights of accumulation
If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.

Sales Charges

Letter of intent
You can use a letter of intent to qualify for reduced sales charges in two situations:
o If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months

o If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of the fund and Class A or Class C shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy


Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.


Qualifying for a reduced Class A sales charge
In calculating your total account value in order to determine whether you have net sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Pioneer will use each fund's current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.

To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the fund with information or records, such as account numbers or statements, regarding shares of the fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401k accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Pioneer or an affiliate.

You can locate information regarding the reduction or waiver of sales charges, in a clear and prominent format and free of charge, on Pioneer's website at www.pioneerinvestments.com. The website includes hyperlinks that facilitate access to this information.

Class A purchases at a reduced initial sales charge or net asset value are also available to:

Group plans if the sponsoring organization:
o recommends purchases of Pioneer mutual funds to,
o permits solicitation of, or
o facilitates purchases by its employees, members or participants.


Class A purchases at net asset value
You may purchase Class A shares at net asset value (without a sales charge) as follows. If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.


Investments of $500,000 or more and certain retirement plans
You do not pay a sales charge when you purchase Class A shares if you are investing $500,000 or more, are a participant in an employer-sponsored retirement plan with at least $500,000 in total plan assets or are a participant in certain employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you may pay a contingent deferred sales charge if you sell your Class A shares within 12 months of purchase. The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.


Class A purchases at net asset value are available to:
o Current or former trustees and officers of the fund;
o Partners and employees of legal counsel to the fund (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of Pioneer and its affiliates (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser (at the time of initial share purchase);
o Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;
o Employees of Regions Financial Corporation and its affiliates (at the time of initial share purchase);

Sales Charges

o Members of the immediate families of any of the persons above;
o Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;
o Insurance company separate accounts;
o Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;
o Other funds and accounts for which Pioneer or any of its affiliates serves as investment adviser or manager;
o Investors in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;
o Certain unit investment trusts;
o Participants in employer-sponsored retirement plans with at least $500,000 in total plan assets;
o Participants in employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;
o Participants in Optional Retirement Programs if (i) your employer has authorized a limited number of mutual funds to participate in the program,
  (ii) all participating mutual funds sell shares to program participants at net asset value, (iii) your employer has agreed in writing to facilitate investment in Pioneer mutual funds by program participants and (iv) the program provides for a matching contribution for each participant contribution;
o Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;
o Individuals receiving a distribution consisting of Class Y shares of a Pioneer fund from a trust, fiduciary, custodial or other similar account who purchase Class A shares of the same Pioneer fund within 90 days of the date of the distribution;

o Investors purchasing shares pursuant to the reinstatement privilege applicable to Class A shares; and

o Shareholders of record (i.e., shareholders whose shares are not held in the name of a broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.

In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


Contingent deferred sales charges (CDSCs)


Class A shares

Purchases of Class A shares of $500,000 or more, or by participants in a group plan which were not subject to an initial sales charge, may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 12 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan that has at least $500,000 in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Pioneer on or before March 31, 2004).



Contingent deferred sales charge
--------------------------------------------------------------------------------

On shares sold                                                  As a % of dollar
before the                                                        amount subject
end of year                                                  to the sales charge
--------------------------------------------------------------------------------
1                                                                              4
--------------------------------------------------------------------------------
2                                                                              4
--------------------------------------------------------------------------------
3                                                                              3
--------------------------------------------------------------------------------
4                                                                              2
--------------------------------------------------------------------------------
5                                                                              1
--------------------------------------------------------------------------------
6+                                                                             0
--------------------------------------------------------------------------------

Sales Charges


Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the fund remain subject to any contingent deferred sales charge that applied to the shares you originally purchased.



Class C shares

You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, upon redemption you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.



Paying the contingent deferred sales charge (CDSC)
Several rules apply for calculating CDSCs so that you pay the lowest possible CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"


Waiver or reduction of contingent deferred sales charges
It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.


The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class C shares if:

o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;
o You become disabled (within the meaning of Section 72 of the Internal Revenue
  Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;
o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);
o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:

  - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
  - It is a required minimum distribution due to the attainment of age 70 1/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);
  - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or
  - It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);
o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:
  - A return of excess employee deferrals or contributions;

  - A qualifying hardship distribution as described in the Internal Revenue
    Code;
  - Due to retirement or termination of employment; or
  - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers;

o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account; or
o The selling broker elects, with the distributor's approval, to waive receipt of the commission normally paid at the time of the sale.

Please see the fund's statement of additional information for more information regarding reduced sales charges and breakpoints.

Buying, exchanging and selling shares

Opening your account

You may open an account by completing an account application and sending it to the transfer agent by mail or by fax. Please call the transfer agent to obtain an account application. Certain types of accounts, such as retirement accounts, have separate applications.

Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:


Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292


Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value on the date of redemption.

Investing through financial intermediaries and retirement plans
If you invest in the fund though your financial intermediary or though a retirement plan, the options and services available to you may be different from those discussed in this prospectus. Shareholders investing through financial intermediaries, programs sponsored by financial intermediaries and retirement plans may only purchase funds and classes of shares that are available. When you invest through an account that is not in the your name, you generally may buy and sell shares and complete other transactions only though the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Share prices for transactions

If you place an order to purchase, exchange or sell shares with the transfer agent or an authorized agent by the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), the share price for your transaction will be based on the net asset value determined as of the close of regular trading on the New York Stock Exchange on that day (plus or minus any applicable sales charges). If your order is placed with the transfer agent or an authorized agent after the close of regular trading on the New York Stock Exchange, or your order is not in good order, the share price will be based on the net asset value next determined after your order is received in good order by the fund or authorized agent. The authorized agent is responsible for transmitting your order to the fund in a timely manner.



--------------------------------------------------------------------------------
 Good order means that:
 o You have provided adequate instructions
 o There are no outstanding claims against your account
 o There are no transaction limitations on your account
 o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
 o Your request includes a signature guarantee if you:
   - Are selling over $100,000 or exchanging over $500,000 worth of shares
   - Changed your account registration or address within the last 30 days
   - Instruct the transfer agent to mail the check to an address different from the one on your account
   - Want the check paid to someone other than the account's record owner(s)
   - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
--------------------------------------------------------------------------------

Transaction limitations
Your transactions are subject to certain limitations, including the limitation on the purchase of the fund's shares within 30 calendar days of a redemption. See "Excessive trading."


Buying
You may buy fund shares from any financial intermediary that has a sales agreement or other arrangement with the distributor.

You can buy shares at net asset value per share plus any applicable sales charge. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the fund's transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.

Buying, exchanging and selling shares


Minimum investment amounts

Class A and Class C shares
Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C or shares.


You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for, among other things, share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Pioneer.


Class Y shares
Your initial investment in Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. The fund may waive the initial investment amount.


Waivers of the minimum investment amount
The fund will accept an initial investment of less than $5 million if:

(a) The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

(b) The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or

(c) The account is not represented by a broker-dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of
    Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or

(d) The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Pioneer or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor; or

(e) The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include Class Y shares of the Pioneer mutual funds in their program. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class; or

(f) The investment is made by another Pioneer fund

The fund reserves the right to waive the initial investment minimum in other circumstances.


Maximum purchase amounts

Purchases of fund shares are limited to $499,999 for Class C shares. This limit is applied on a per transaction basis. Class A shares are not subject to a maximum purchase amount.



Retirement plan accounts
You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.

Buying, exchanging and selling shares

How to buy shares

Through your investment firm
Normally, your investment firm will send your purchase request to the fund's distributor and/or transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.


By phone or online
You can use the telephone or online purchase privilege if you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:
o You established your bank account of record at least 30 days ago
o Your bank information has not changed for at least 30 days
o You are not purchasing more than $100,000 worth of shares per account per day
o You can provide the proper account identification information

When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.


In writing, by mail
You can purchase fund shares for an existing fund account by mailing a check to the transfer agent. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check, travelers check, or credit card check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.


By wire (Class Y shares only)
If you have an existing Class Y account, you may wire funds to purchase shares. Note, however, that:
o State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the fund receives your request to purchase shares
o If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk

o Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank
o Wire transfers may be restricted on holidays and at certain other times


Instruct your bank to wire funds to:
Receiving Bank:        State Street Bank and Trust Company
                       225 Franklin Street
                       Boston, MA 02101
                       ABA Routing No. 011000028


For further credit to: Shareholder Name
                       Existing Pioneer Account No.
                       Disciplined Growth Fund


The transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.


Exchanging

You may, under certain circumstances, exchange your shares for shares of the same class of another Pioneer mutual fund.


Your exchange request must be for at least $1,000. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.



Same-Fund Exchange Privilege
Certain shareholders may be eligible to exchange their shares for the fund's Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.


Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus. You generally will have to pay income taxes on an exchange.

Buying, exchanging and selling shares

How to exchange shares

Through your investment firm
Normally, your investment firm will send your exchange request to the fund's transfer agent. Consult your investment professional for more information about exchanging your shares.


By phone or online
After you establish an eligible fund account, you can exchange fund shares by phone or online if:
o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
o The fund into which you are exchanging offers the same class of shares
o You are not exchanging more than $500,000 worth of shares per account per day
o You can provide the proper account identification information


In writing, by mail or by fax
You can exchange fund shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
o The name, social security number and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o The class of shares you are exchanging
o The dollar amount or number of shares you are exchanging


Selling
Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after the fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

You generally will have to pay income taxes on a sale.

If you must use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

Buying, exchanging and selling shares

How to sell shares

Through your investment firm
Normally, your investment firm will send your request to sell shares to the fund's transfer agent. Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.


By phone or online
If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

For Class Y shares, shareholders may sell up to $5 million per account per day if the proceeds are directed to your bank account of record ($100,000 per account per day if the proceeds are not directed to your bank account of record).


In writing, by mail or by fax
You can sell some or all of your fund shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.


For Class Y shares, shareholders may sell up to $5 million per account per day if the proceeds are directed to your bank account of record ($100,000 per account per day if the proceeds are not directed to your bank account of record).

How to contact us


By phone
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-225-6292

To request a transaction using FactFone(SM) call
1-800-225-4321


By mail
Send your written instructions to:


Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Pioneer website
www.pioneerinvestments.com


By fax
Fax your exchange and sale requests to:
1-800-225-4240

Account options

See the account application form for more details on each of the following services or call the transfer agent for details and availability.


Telephone transaction privileges
If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. If the fund's confirmation procedures are followed, neither the fund nor its agents will bear any liability for these transactions.


Online transaction privileges
If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
o For new accounts, complete the online section of the account application
o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen at www.pioneerinvestments.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.


Automatic investment plans

You can make regular periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, a Pioneer Investomatic Plan and other similar automatic investment plans. Automatic investments may be made only through U.S. banks. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class C share account and your balance is at least $1,000, you may establish an automatic investment plan.

Pioneer Investomatic Plan
If you establish a Pioneer Investomatic Plan, the transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your U.S. bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.


Automatic exchanges
You can automatically exchange your fund shares for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:
o You must select exchanges on a monthly or quarterly basis
o Both the originating and receiving accounts must have identical registrations
o The originating account must have a minimum balance of $5,000

You may have to pay income taxes on an exchange.


Distribution options
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) and (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

If you are under 59 1/2, taxes and tax penalties may apply.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the fund may reinvest the amount in additional shares of the fund instead of sending a check. Additional shares of the fund will be purchased at the then-current net asset value.

Account options

Directed dividends
You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.


Systematic withdrawal plans
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to an account at a U.S. bank that you designate.

To establish a systematic withdrawal plan:
o Your account must have a total value of at least $10,000 when you establish your plan
o You must request a periodic withdrawal of at least $50

o You may not request a periodic withdrawal of more than 10% of the value of any Class C share account (valued at the time the plan is implemented)


These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.


Direct deposit
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.


Voluntary tax withholding
You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Shareholder policies and services

Excessive trading
Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:
o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that indicate a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker or other intermediary, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.

Shareholder policies and services

The fund may reject a purchase or exchange order before its acceptance or the issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order had been accepted and an investment made in the fund. A fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future.

To limit the negative effects of excessive trading on the fund, the fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from the fund, that investor shall be prevented (or "blocked") from purchasing shares of the fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under
Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, transactions by insurance company separate accounts or transactions by other funds that invest in the fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to the Pioneer money market funds.

We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the fund's policy described above or their own policies or restrictions designed to limit excessive trading of fund shares. However, we do not impose this policy at the omnibus account level.


Purchases pursuant to the reinstatement privilege (for Class A shares) are subject to this policy.



Purchases in kind
You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase fund shares for cash in an amount equal to the value of the fund shares that you purchase. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.



Reinstatement privilege (Class A shares)
If you recently sold all or part of your Class A shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:

o You must send a written request to the transfer agent no more than 90 days after selling your shares and
o The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.

Purchases pursuant to the reinstatement privilege are subject to limitations on investor transactions, including the limitation on the purchase of the fund's shares within 30 calendar days of redemption. See "Excessive trading."

When you elect reinstatement, you are subject to the provisions outlined in the selected fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement.

You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.


Pioneer website
www.pioneerinvestments.com
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o Your current account information
o Prices, returns and yields of all publicly available Pioneer mutual funds
o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds
o A copy of Pioneer's privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.


FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds

Shareholder policies and services

o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
o Request account statements

If you plan to use FactFone(SM) to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM).

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM) to obtain account information.


Household delivery of fund documents
With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see "How to contact us"). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.


Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.


Tax information
Early each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.


Tax information for IRA Rollovers
In January (or, if extended, by the applicable Internal Revenue Service deadline) following the year in which you take a reportable distribution, the transfer agent will mail you a tax form reflecting the total amount(s) of distribution(s) received by the end of January.


Privacy
The fund has a policy designed to protect the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.

Signature guarantees and other requirements
You are required to obtain a signature guarantee when:
o Requesting certain types of exchanges or sales of fund shares
o Redeeming shares for which you hold a share certificate
o Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.


Minimum account size
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified employer-sponsored retirement plan accounts.


Telephone and website access
You may have difficulty contacting the fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access www.pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.


Share certificates
The fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

Shareholder policies and services

Other policies
The fund and the distributor reserve the right to:
o reject any purchase or exchange order for any reason, without prior notice
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:
o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities
o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash
o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming fund shares to the extent necessary to cover the fee

Dividends, capital gains and taxes


Dividends and capital gains
The fund generally pays any distributions of net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund shortly before a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.



Taxes
You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from the fund's net capital gains (if any) are considered long-term capital gains and may be taxable to you at reduced rates. Distributions from the fund's net short-term capital gains are taxable as ordinary income.


Other dividends are taxable either as ordinary income or, for taxable years beginning on or before December 31, 2010, if so designated by the fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

"Qualified dividend income" generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the fund receives in respect of stock of certain foreign corporations may be "qualified dividend income" if that stock is readily tradable on an established U.S. securities market.

A portion of the dividends received from the fund (but none of the fund's capital gain distributions) may qualify for the dividends-received deduction for corporations.

The fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.

If the fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared


When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange.

Dividends, capital gains and taxes


You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding.


You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in the fund. You may also consult the fund's statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect the fund and its shareowners.


--------------------------------------------------------------------------------
 Sales and exchanges generally will be taxable transactions to shareowners.
--------------------------------------------------------------------------------

Financial highlights

The financial highlights table helps you understand the fund's financial performance for the past five years.



Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class C and Class Y shares of the fund (assuming reinvestment of all dividends and distributions).

The information below has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

Financial highlights


Pioneer Disciplined Growth Fund


Class A



                                       Year Ended  Year Ended  Year Ended   12/15/05 (a)
                                         8/31/09     8/31/08     8/31/07     to 8/31/06
-----------------------------------------------------------------------------------------
Net asset value, beginning of period     $  9.98     $ 12.25     $ 10.18       $10.00
                                       --------------------------------------------------
Increase (decrease) from investment
  operations:
  Net investment income                  $  0.02     $  0.02     $  0.01       $ 0.02
  Net realized and unrealized gain
   (loss) on investments                   (1.39)      (1.12)       2.09         0.16
                                       --------------------------------------------------
   Net increase (decrease) from
     investment operations               $ (1.37)    $ (1.10)    $  2.10       $ 0.18
Distributions to shareowners:
  Net investment income                    (0.02)         --       (0.03)          --
  Net realized gain                           --       (1.17)         --           --
                                       --------------------------------------------------
Net increase (decrease) in net asset
  value                                  $ (1.39)    $ (2.27)    $  2.07       $ 0.18
                                       --------------------------------------------------
Net asset value, end of period           $  8.59     $  9.98     $ 12.25       $10.18
                                       ==================================================
Total return*                             (13.64)%    (10.03)%     20.69%        1.80%(b)
Ratio of net expenses to average net
  assets                                    1.25%       1.25%       1.25%        1.25%**
Ratio of net investment income to
  average net assets                        0.39%       0.22%       0.09%        0.30%**
Portfolio turnover rate                      106%         92%         95%          73%(b)
Net assets, end of period (in
  thousands)                             $   667     $   551     $   613       $  509
Ratios with no waiver of fees and
  assumption of expenses by PIM
  and no reduction for fees paid
  indirectly:
  Net expenses                             10.79%      16.35%      13.49%       21.63%**
  Net investment loss                      (9.15)%    (14.88)%    (12.15)%     (20.08)%**
=========================================================================================



(a) The Fund commenced operations on December 15, 2005.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.

Pioneer Disciplined Growth Fund


Class C



                                                               Year Ended      7/17/08 (a)
                                                                 8/31/09       to 8/31/08
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $  9.97         $  9.74
                                                               ----------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                   $ (0.03)        $  0.00(c)
  Net realized and unrealized gain (loss) on investments           (1.40)           0.23
                                                               ----------------------------
   Net increase (decrease) from investment operations            $ (1.43)        $  0.23
                                                               ----------------------------
Net increase (decrease) in net asset value                       $ (1.43)        $  0.23
                                                               ----------------------------
Net asset value, end of period                                   $  8.54         $  9.97
                                                               ============================
Total return*                                                     (14.34)%          2.36%(b)
Ratio of net expenses to average net assets                         2.15%           1.83%**
Ratio of net investment loss to average net assets                 (0.52)%         (0.05)%**
Portfolio turnover rate                                              106%             92%(b)
Net assets, end of period (in thousands)                         $   255         $   256
Ratios with no waiver of fees and assumption of expenses by
  PIM and no reduction for fees paid indirectly:
  Net expenses                                                     11.44%          30.50%**
  Net investment loss                                              (9.82)%        (28.72)%**
=============================================================================================



(a) Class C shares were first publicly offered on July 17, 2008.
(b) Not annualized.
(c) The amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.

Financial highlights


Pioneer Disciplined Growth Fund


Class Y



                                                              Year Ended       7/31/08 (a)
                                                                8/31/09         to 8/31/08
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $  9.98        $  9.87
                                                             -------------------------------
Increase (decrease) from investment operations:
  Net investment income                                          $  0.03        $  0.01
  Net realized and unrealized gain (loss) on investments           (1.37)          0.10
                                                             -------------------------------
   Net increase (decrease) from investment operations            $ (1.34)       $  0.11
Distributions to shareowners:
  Net investment income                                            (0.02)            --
                                                             -------------------------------
Net increase (decrease) in net asset value                       $ (1.36)       $  0.11
                                                             -------------------------------
Net asset value, end of period                                   $  8.62        $  9.98
                                                             ===============================
Total return*                                                     (13.34)%         1.11%(b)
Ratio of net expenses to average net assets                         0.90%          0.90%**
Ratio of net investment income to average net assets                0.88%          1.60%**
Portfolio turnover rate                                              106%            92%(b)
Net assets, end of period (in thousands)                         $28,173        $   253
Ratios with no waiver of fees and assumption of expenses by
  PIM and no reduction for fees paid indirectly:
  Net expenses                                                      1.70%         20.69%**
  Net investment income (loss)                                      0.07%        (18.19)%**
============================================================================================



(a) Class Y shares were first publicly offered on July 31, 2008.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.

                                     Notes

                                     Notes

                                     Notes

                                     Notes

                                     Notes

                                     Notes

                                     Notes

Pioneer
Disciplined Growth Fund

You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.


Visit our website
www.pioneerinvestments.com

The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerinvestments.com. You also may find other information and updates about Pioneer and the fund, including fund performance information, on the fund's website.


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about the fund.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the fund's annual report to shareholders, are incorporated by reference into this prospectus.

You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-21823)


[LOGO] PIONEER
       Investments*

Pioneer Funds Distributor, Inc.
60 State Street                                              20179-03-0110
Boston, MA 02109                   (C)2009 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                     Member SIPC

PIONEER
--------------------------------------------------------------------------------
DISCIPLINED VALUE FUND


                          Class A Shares (SERSX)
                          Class C Shares (PRVCX)
                          Class Y Shares (PRUYX)


                          Prospectus, December 31, 2009

                          Contents


Fund Summary ..................................  1
More on the fund's investment objective
and strategies ................................  9
More on the risks of investing in the fund..... 13
Management .................................... 16
Shareholder Information ....................... 18
Choosing a class of shares .................... 20
Distribution and service arrangements ......... 21
Sales charges ................................. 23
Buying, exchanging and selling shares ......... 30
Account options ............................... 40
Shareholder policies and services ............. 43
Dividends, capital gains and taxes ............ 49
Financial highlights .......................... 51


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

[LOGO]PIONEER
      Investments(R)

--------------------------------------------------------------------------------
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contact your investment professional to discuss how the fund may fit into your portfolio.
--------------------------------------------------------------------------------

Fund Summary

Investment objective
Long-term capital growth.

Fees and expenses of the fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Pioneer funds. More information about these and other discounts is available from your investment professional and in the "Buying, exchanging and selling shares" section of the prospectus beginning on page 30 and the "Sales charges" section of the statement of additional information beginning on page 51.

Shareowner fees



(fees paid directly from your investment)                   Class A    Class C    Class Y
-----------------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares
(as a percentage of offering price)                           5.75%      None        None
-----------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage of
offering price or the amount you receive when you sell
shares, whichever is less)                                    None          1%       None
-----------------------------------------------------------------------------------------


Annual fund operating expenses


(expenses that you pay each year
as a percentage of the value of your investment)            Class A    Class C    Class Y
-----------------------------------------------------------------------------------------
Management Fees                                               0.65%      0.65%      0.65%
-----------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                         0.25%      1.00%      0.00%
-----------------------------------------------------------------------------------------
Other Expenses                                               12.47%     12.11%      1.23%
-----------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                         13.37%     13.76%      1.88%
-----------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Reimbursement(1)               -12.12%    -11.61%     -0.98%
-----------------------------------------------------------------------------------------
Net Expenses(1)                                               1.25%      2.15%      0.90%
-----------------------------------------------------------------------------------------



1 The fund's investment adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.25%, 2.15% and 0.90% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2012 for Class A shares and through January 1, 2011 for Class C and Class Y shares. There can be no assurance that the adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

Fund Summary

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same for year one (which considers the effect of the expense limitation).


Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                If you redeem your shares          If you do not redeem your shares
           ----------------------------------     -----------------------------------
                              Number of years you own your shares
           --------------------------------------------------------------------------
              1         3         5        10         1         3         5        10
-------------------------------------------------------------------------------------
Class A    $695    $3,096    $5,111    $8,846      $695    $3,096    $5,111    $8,846
-------------------------------------------------------------------------------------
Class C     318     2,806     4,960     8,897       218     2,806     4,960     8,897
-------------------------------------------------------------------------------------
Class Y      92       496       925     2,121        92       496       925     2,121
-------------------------------------------------------------------------------------


Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 114% of the average value of its portfolio.

Principal investment strategies
The fund invests primarily in equity securities of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest in issuers of any market capitalization. In addition, the fund may invest up to 10% of its total assets in securities of issuers that are not U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging market issuers. The fund may invest a portion of its assets not invested in equity securities in debt securities of corporate and government issuers. Generally the fund may acquire investment grade debt securities that are issued by both corporate and government issuers, but the fund may invest up to

5% of its net assets in below investment grade debt securities (known as "junk bonds"), including convertible debt securities. The fund also may hold cash or other short-term investments.

The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative.


The fund's investment adviser, uses a valuation-conscious approach to select the fund's investments based upon the recommendations of the adviser's research teams. The research teams use a two-step process in selecting securities that combines fundamental and quantitative research. First, the teams assess whether a company's fundamentals -- financial condition, management, and position in its industry -- indicate strong prospects for growth and attractive valuations. Second, the teams employ a quantitative, value-oriented approach to construct the fund's portfolio, emphasizing those securities believed to be selling at reasonable prices versus underlying values. A security may be sold if its ranking by the research team is reduced or the security price reaches a reasonable valuation.

Principal risks of investing in the fund

You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective. Following is a summary description of principal risks of investing in the fund.


Market risk. The values of securities held by the fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the fund. The fund may experience a substantial or complete loss on any individual security.

Value style risk. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

Fund Summary

Issuer focus risk. The fund may invest in fewer than 40 securities and, as a result, the fund's performance may be more volatile than the performance of funds holding more securities.

Small- and mid-size companies risk. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.


Risks of non-U.S. investments. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.

Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default and are considered speculative.


Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation than a fund without the same focus.


Derivatives risk. Using derivatives exposes the fund to additional risks, may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect, which may magnify the effect of a change in the value of an asset, thereby disproportionately increasing losses or reducing opportunities for gain. Changes in a derivative's value may not correlate well with the referenced asset or metric. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund.

Leveraging risk. When the fund engages in transactions that have a leveraging effect on the fund's portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Short-term trading risk. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.


Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.


Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Summary

The fund's past performance

The bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Russell 1000 Value Index. You can obtain updated performance information by visiting pioneerinvestments.com.


The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


The bar chart does not reflect any sales charge you may pay when you buy fund shares. If the amount was reflected, returns would be less than those shown.

Annual return Class A shares (%)

(Year ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'06                     19.24
'07                      4.53
'08                    -33.61

For the period covered by the bar chart:

The highest calendar quarterly return was 8.80% (10/01/2006 to 12/31/2006)


The lowest calendar quarterly return was -18.76% (10/01/2008 to 12/31/2008)

At September 30, 2009, the year-to-date return was 18.08%.

No performance information is presented in the table for Class C and Class Y shares because Class C and Class Y shares do not have annual returns for at least one calendar year. The returns for Class C and Class Y shares would differ from those of Class A shares because they have different expenses.


Average annual total return (%)
(for periods ended December 31, 2008)


                                                                        Since    Inception
                                                          1 Year    Inception         Date
------------------------------------------------------------------------------------------
Class A                                                                          12/15/05
Return before taxes                                       -37.42        -8.14
------------------------------------------------------------------------------------------
Return after taxes on distributions                       -37.56        -8.92
------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of shares    -24.14        -6.84
------------------------------------------------------------------------------------------
Russell 1000 Value Index (reflects no deduction for
fees, expenses or taxes)                                  -36.85        -8.32     12/15/05
------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for Class C and Class Y shares will vary.

Fund Summary

Management


Investment adviser     Pioneer Investment Management, Inc.
Portfolio management   Diego Franzin (portfolio manager since 2004), John
                       Peckham (portfolio manager since 2005) and Ashesh
                       Savla (portfolio manager since 2004) -- Mr. Franzin,
                       Senior Vice President and Head of Global Quantitative
                       Research and Management, joined Pioneer in 1998.
                       Mr. Peckham, Senior Vice President and Head of
                       Global Fundamental Research, joined Pioneer in 2002.
                       Mr. Savla, Vice President and Senior U.S. Quantitative
                       Research Analyst, joined Pioneer in 2003.


Purchase and sale of fund shares

You may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund's transfer agent in writing or by telephone (Pioneer Investment Management Shareholder Services, Inc., P.O. Box 55014, Boston, MA 02205-5014, tel. 1-800-225-6292).

Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. The initial investment for Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount for Class Y shares.


Tax information

You normally will have to pay income taxes on the dividends and capital gain distributions you receive from the fund, unless you are investing through a tax-deferred account, such as a 401(k) plan or individual retirement account.


Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

More on the fund's investment objective and strategies


Investment objective

The fund seeks long-term capital growth.


The fund's investment objective may be changed without shareholder approval. The fund will provide notice prior to implementing any change to its investment objectives.

Principal investment strategies

The fund invests primarily in equity securities of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as such as exchange-traded funds (ETFs) that invest primarily in equity securities, preferred stocks, depositary receipts, rights, equity interests in real estate investment trusts (REITs) and warrants.

Pioneer Investment Management, Inc., the fund's investment adviser, uses a valuation-conscious approach to select the fund's investments based upon the recommendations of Pioneer's research teams. Pioneer's research teams support the portfolio management teams that manage various Pioneer equity funds and provide recommendations for a universe of issuers that are publicly traded in the U.S. and abroad. The fund seeks to benefit from this research effort by selecting securities that are highly ranked by the teams and selling at attractive prices. The fund may invest in issuers of any market capitalization.

The research teams use a two-step process in selecting securities that combines fundamental and quantitative research. First, the teams assess whether a company's fundamentals -- financial condition, management, and position in its industry -- indicate strong prospects for growth and attractive valuations. Second, the teams employ a quantitative, value-oriented approach to construct the fund's portfolio, emphasizing those securities believed to be selling at reasonable prices versus underlying values. A security may be sold if its ranking by the research team is reduced or the security price reaches a reasonable valuation.

As part of the initial assessment, Pioneer's research teams evaluate a security's potential value based on the company's assets and prospects for earnings growth. In making that assessment, the teams employ a disciplined stock valuation approach combined with fundamental research, and an evaluation of the issuer based on its financial statements and operations. The research teams focus on the quality and price of individual issuers, not on economic sector or market-timing strategies. The fund's portfolio includes securities from a broad range of market sectors that have received favorable rankings from the research teams. Factors for selecting investments include:
o    Favorable expected returns relative to perceived risk
o    Above average potential for earnings and revenue growth
o Low market valuations relative to earnings forecast, book value, cash flow and sales

More on the fund's investment objective and strategies

o A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale

The fund may invest up to 10% of its total assets in equity securities of non-U.S. corporate issuers and debt securities of non-U.S. corporate and government issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers. The fund invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation compared to U.S. securities. The fund does not count securities of Canadian issuers against the 10% limit on investment in securities of non-U.S. issuers.


The fund may invest a portion of its assets not invested in equity securities in debt securities of corporate and government issuers. Generally the fund may acquire investment grade debt securities that are issued by both U.S. and non-U.S. corporate and government issuers, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including convertible debt securities. The fund invests in debt securities when Pioneer believes they are consistent with the fund's investment objective of long-term capital growth, to diversify the fund's portfolio or for greater liquidity.


Non-U.S. investments
The fund may invest in securities of non-U.S. issuers, including securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

Debt securities

The fund may invest in debt securities of U.S. and non-U.S. issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest a portion of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.


Derivatives
The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including:
o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
o    As a substitute for purchasing or selling securities

o To increase the fund's return as a non-hedging strategy that may be considered speculative


Additional investment strategies
In addition to the principal investment strategies discussed above, the fund may also use other techniques, including the following investments.


Reverse repurchase agreements and borrowing
The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. The fund also may borrow money from banks or other lenders for temporary purposes. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objectives. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the fund to achieve its investment objectives. The fund may adopt a defensive strategy when the adviser believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

Securities lending

The fund may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the fund will invest during the term of the loan. The fund may lend up to 33-1/3% of its total assets. The fund will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. The fund may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities,

More on the fund's investment objective and strategies


lending agent or other intermediary. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the fund is unable to recall a security in time to exercise valuable rights or sell the security.


Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

More on the risks of investing in the fund


Principal investment risks
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective. Following is a description of principal risks of investing in the fund.


Market risk. The values of securities held by the fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the fund. The fund may experience a substantial or complete loss on any individual security.

Value style risk. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

Portfolio selection risk. The adviser's judgment about the attractiveness, relative value or potential appreciation of a security or about a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

Issuer focus risk. The fund may invest in fewer than 40 securities and, as a result, the fund's performance may be more volatile than the performance of funds holding more securities.

Small- and mid-size companies risk. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

Risks of non-U.S. investments. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:
o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable

More on the risks of investing in the fund

o Adverse effect of currency exchange rates or controls on the value of the fund's investments, or its ability to convert non-U.S. currencies to U.S. dollars
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political, regulatory and social developments may adversely affect the securities markets
o    Withholding and other non-U.S. taxes may decrease the fund's return

Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default and are considered speculative.

Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

Derivatives risk. Using derivatives exposes the fund to additional risks and may increase the volatility of the fund's net asset value and may not provide the expected result. Derivatives have a leveraging effect on the fund's portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from or could lose money on the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. The fund also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons.


Leveraging risk. When the fund engages in transactions that have a leveraging effect on the fund's portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Short-term trading risk. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.


Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

To learn more about the fund's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.

Disclosure of portfolio holdings

The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

Management

Pioneer, the fund's investment adviser,
selects the fund's investments and oversees the fund's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of September 30, 2009, assets under management were approximately $252 billion worldwide, including over $57 billion in assets under management by Pioneer (and its U.S. affiliates).

Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.

Portfolio management
Day-to-day management of the fund's portfolio is the responsibility of the lead portfolio managers, Diego Franzin and John Peckham. Mr. Franzin and Mr. Peckham coordinate Pioneer's global research staff, which includes members from Pioneer's affiliate, Pioneer Investment Management Limited, and they are supported by Ashesh Savla. Diego Franzin, a senior vice president and Head of Global Quantitative Research, joined Pioneer in 1998. John Peckham, a senior vice president and Head of Global Fundamental Research, joined Pioneer in 2002. Ashesh Savla, a U.S. Quantitative Research Analyst, joined Pioneer in 2003.

The fund's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the fund.

Management fee
The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.65% of the fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on assets over $5 billion. The fee is accrued daily and paid monthly.


For the fiscal year ended August 31, 2009, the fund paid management fees equivalent to 0.65% of the fund's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract will be available in the fund's semiannual report to shareholders for the period ended February 28, 2010.


Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Shareholder Information

Net asset value


The fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the fund will calculate a net asset value for each class of shares as of the actual closing time.

The fund generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

To the extent that the Fund invests in shares of other mutual funds that are not traded on an exchange, such shares are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

The fund generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patters in the market for fixed income securities and/or other factors.

The fund values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem fund shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The fund also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the fund's net asset value is calculated. Because the fund may invest in securities rated below investment grade -- some of which may be thinly traded and for which prices may not be readily available or may be unreliable -- the fund may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the fund to value its securities may differ from the amounts that would be realized if these securities were sold, and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Choosing a class of shares


The fund offers four classes of shares through this prospectus. Each class has different eligibility requirements, sales charges and expenses, allowing you to choose the class that best meets your needs.


Factors you should consider include:
o The eligibility requirements that apply to purchases of a particular share class
o    The expenses paid by each class
o The initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to each class
o    Whether you qualify for any reduction or waiver of sales charges
o    How long you expect to own the shares
o    Any services you may receive from a financial intermediary

Your investment professional can help you determine which class meets your goals. Your investment professional or financial intermediary may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.


For information on the fund's expenses, please see "Fund Summary."


Class A shares
o You pay a sales charge of up to 5.75% of the offering price, which is reduced or waived for large purchases and certain types of investors. At time of your purchase, your investment firm may receive a commission from the distributor of up to 5%, declining as the size of your investment increases.
o There is no contingent deferred sales charge, except in certain circumstances when no initial sales charge is charged.

o    Distribution and service fees of 0.25% of average daily net assets.


Class C shares
o A 1% contingent deferred sales charge is assessed if you sell your shares within one year of purchase. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 1%.
o    Distribution and service fees of 1.00% of average daily net assets.
o    Does not convert to another share class.
o    Maximum purchase amount (per transaction) of $499,999.

Class Y shares
o    No initial or contingent deferred sales charge.
o Initial investments are subject to a $5 million investment minimum, which may be waived in some circumstances.

Distribution and service arrangements

Distribution plan

The fund has adopted a distribution plan for Class A and Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.


Additional payments to financial intermediaries
Your financial intermediary may receive compensation from the fund, Pioneer and its affiliates for the sale of fund shares and related services. Compensation may include sales commissions and distribution and service (Rule 12b-1) fees, as well as compensation for administrative services and transaction processing.

Pioneer and its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the fund, or from the retention of a portion of sales charges or distribution and service fees. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.

Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the Pioneer

Distribution and service arrangements

funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer funds.

Sales Charges

Initial sales charges (Class A shares only)
You pay the offering price (the net asset value per share plus any initial sales charge) when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by the fund.

Sales charges for Class A shares

                                    Sales charge as % of
                                  ------------------------
                                    Offering    Net amount
Amount of purchase                     price      invested
----------------------------------------------------------
Less than $50,000                     5.75          6.10
----------------------------------------------------------
$50,000 but less than $100,000        4.50          4.71
----------------------------------------------------------
$100,000 but less than $250,000       3.50          3.63
----------------------------------------------------------
$250,000 but less than $500,000       2.50          2.56
----------------------------------------------------------
$500,000 or more                      0.00          0.00
----------------------------------------------------------

The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.

Reduced sales charges
You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints." Pioneer offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares of the Pioneer funds over time if:
o The amount of shares you own of the Pioneer funds plus the amount you are investing now is at least $50,000 (Rights of accumulation)
o You plan to invest at least $50,000 over the next 13 months (Letter of intent)

Rights of accumulation
If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.

Sales Charges

Letter of intent
You can use a letter of intent to qualify for reduced sales charges in two situations:
o If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months

o If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of the fund and Class A or Class C shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy


Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.

Qualifying for a reduced Class A sales charge
In calculating your total account value in order to determine whether you have net sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Pioneer will use each fund's current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.

To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the fund with information or records, such as account numbers or statements, regarding shares of the fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401k accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Pioneer or an affiliate.

You can locate information regarding the reduction or waiver of sales charges, in a clear and prominent format and free of charge, on Pioneer's website at www.pioneerinvestments.com. The website includes hyperlinks that facilitate access to this information.

Class A purchases at a reduced initial sales charge or net asset value are also available to:
Group plans if the sponsoring organization:
o    recommends purchases of Pioneer mutual funds to,
o    permits solicitation of, or
o    facilitates purchases by its employees, members or participants.

Class A purchases at net asset value
You may purchase Class A shares at net asset value (without a sales charge) as follows. If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.

Investments of $500,000 or more and certain retirement plans
You do not pay a sales charge when you purchase Class A shares if you are investing $500,000 or more, are a participant in an employer-sponsored retirement plan with at least $500,000 in total plan assets or are a participant in certain employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you may pay a contingent deferred sales charge if you sell your Class A shares within 12 months of purchase. The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.

Class A purchases at net asset value are available to:
o    Current or former trustees and officers of the fund;
o Partners and employees of legal counsel to the fund (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of Pioneer and its affiliates (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser (at the time of initial share purchase);
o Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;
o Employees of Regions Financial Corporation and its affiliates (at the time of initial share purchase);

Sales Charges

o    Members of the immediate families of any of the persons above;
o Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;
o    Insurance company separate accounts;
o Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;
o Other funds and accounts for which Pioneer or any of its affiliates serves as investment adviser or manager;
o Investors in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;
o    Certain unit investment trusts;
o Participants in employer-sponsored retirement plans with at least $500,000 in total plan assets;
o Participants in employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;
o Participants in Optional Retirement Programs if (i) your employer has authorized a limited number of mutual funds to participate in the program,
     (ii) all participating mutual funds sell shares to program participants at net asset value, (iii) your employer has agreed in writing to facilitate investment in Pioneer mutual funds by program participants and (iv) the program provides for a matching contribution for each participant contribution;
o Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;
o Individuals receiving a distribution consisting of Class Y shares of a Pioneer fund from a trust, fiduciary, custodial or other similar account who purchase Class A shares of the same Pioneer fund within 90 days of the date of the distribution;

o Investors purchasing shares pursuant to the reinstatement privilege applicable to Class A shares; and

o Shareholders of record (i.e., shareholders whose shares are not held in the name of a broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.

In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Contingent deferred sales charges (CDSCs)

Class A shares

Purchases of Class A shares of $500,000 or more, or by participants in a group plan which were not subject to an initial sales charge, may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 12 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan that has at least $500,000 in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Pioneer on or before March 31, 2004).


Contingent deferred sales charge

On shares sold                                                  As a % of dollar
before the                                                        amount subject
end of year                                                  to the sales charge
--------------------------------------------------------------------------------
1                                                                             4
--------------------------------------------------------------------------------
2                                                                             4
--------------------------------------------------------------------------------
3                                                                             3
--------------------------------------------------------------------------------
4                                                                             2
--------------------------------------------------------------------------------
5                                                                             1
--------------------------------------------------------------------------------
6+                                                                            0
--------------------------------------------------------------------------------

Sales Charges


Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the fund remain subject to any contingent deferred sales charge that applied to the shares you originally purchased.


Class C shares

You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, upon redemption you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.


Paying the contingent deferred sales charge (CDSC)

Several rules apply for calculating CDSCs so that you pay the lowest possible CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o    You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"

Waiver or reduction of contingent deferred sales charges
It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.


The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class C shares if:

o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;
o You become disabled (within the meaning of Section 72 of the Internal Revenue Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;
o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);
o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:

     - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
     - It is a required minimum distribution due to the attainment of age 701/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);
     - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or
     - It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);
o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:
     -    A return of excess employee deferrals or contributions;

     - A qualifying hardship distribution as described in the Internal Revenue Code.
     -    Due to retirement or termination of employment; or
     - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers;

o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account; or
o The selling broker elects, with the distributor's approval, to waive receipt of the commission normally paid at the time of the sale.

Please see the fund's statement of additional information for more information regarding reduced sales charges and breakpoints.

Buying, exchanging and selling shares

Opening your account

You may open an account by completing an account application and sending it to the transfer agent by mail or by fax. Please call the transfer agent to obtain an account application. Certain types of accounts, such as retirement accounts, have separate applications.

Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value on the date of redemption.

Investing through financial intermediaries and retirement plans
If you invest in the fund though your financial intermediary or though a retirement plan, the options and services available to you may be different from those discussed in this prospectus. Shareholders investing through financial intermediaries, programs sponsored by financial intermediaries and retirement plans may only purchase funds and classes of shares that are available. When you invest through an account that is not in the your name, you generally may buy and sell shares and complete other transactions only though the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Share prices for transactions

If you place an order to purchase, exchange or sell shares with the transfer agent or an authorized agent by the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), the share price for your transaction will be based on the net asset value determined as of the close of regular trading on the New York Stock Exchange on that day (plus or minus any applicable sales charges). If your order is placed with the transfer agent or an authorized agent after the close of regular trading on the New York Stock Exchange, or your order is not in good order, the share price will be based on the net asset value next determined after your order is received in good order by the fund or authorized agent. The authorized agent is responsible for transmitting your order to the fund in a timely manner.


--------------------------------------------------------------------------------
Good order means that:
o    You have provided adequate instructions
o    There are no outstanding claims against your account
o    There are no transaction limitations on your account
o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
o    Your request includes a signature guarantee if you:
     -    Are selling over $100,000 or exchanging over $500,000 worth of shares
     -    Changed your account registration or address within the last 30 days
     - Instruct the transfer agent to mail the check to an address different from the one on your account
     -    Want the check paid to someone other than the account's record owner(s)
     - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
--------------------------------------------------------------------------------

Transaction limitations
Your transactions are subject to certain limitations, including the limitation on the purchase of the fund's shares within 30 calendar days of a redemption. See "Excessive trading."

Buying
You may buy fund shares from any financial intermediary that has a sales agreement or other arrangement with the distributor.

You can buy shares at net asset value per share plus any applicable sales charge. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the fund's transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.

Buying, exchanging and selling shares


Minimum investment amounts

Class A and Class C shares
Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares.


You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for, among other things, share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Pioneer.

Class Y shares
Your initial investment in Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. The fund may waive the initial investment amount.

Waivers of the minimum investment amount
The fund will accept an initial investment of less than $5 million if:

(a) The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

(b) The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or

(c) The account is not represented by a broker-dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or

(d) The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Pioneer or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor; or

(e) The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include Class Y shares of the Pioneer mutual funds in their program. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class; or

(f)  The investment is made by another Pioneer fund

The fund reserves the right to waive the initial investment minimum in other circumstances.

Maximum purchase amounts

Purchases of fund shares are limited to $499,999 for Class C shares. This limit is applied on a per transaction basis. Class A shares are not subject to a maximum purchase amount.


Retirement plan accounts
You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.

Buying, exchanging and selling shares

How to buy shares

Through your investment firm
Normally, your investment firm will send your purchase request to the fund's distributor and/or transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.

By phone or online
You can use the telephone or online purchase privilege if you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:
o    You established your bank account of record at least 30 days ago
o    Your bank information has not changed for at least 30 days
o You are not purchasing more than $100,000 worth of shares per account per day
o    You can provide the proper account identification information

When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

In writing, by mail
You can purchase fund shares for an existing fund account by mailing a check to the transfer agent. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check, travelers check, or credit card check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

By wire (Class Y shares only)
If you have an existing Class Y account, you may wire funds to purchase shares. Note, however, that:
o State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the fund receives your request to purchase shares
o If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk

o Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank
o    Wire transfers may be restricted on holidays and at certain other times

Instruct your bank to wire funds to:
Receiving Bank:           State Street Bank and Trust Company
                          225 Franklin Street
                          Boston, MA 02101
                          ABA Routing No. 011000028

For further credit to:    Shareholder Name
                          Existing Pioneer Account No.

                          Disciplined Value Fund


The transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.

Exchanging

You may, under certain circumstances, exchange your shares for shares of the same class of another Pioneer mutual fund.


Your exchange request must be for at least $1,000. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.


Same-Fund Exchange Privilege
Certain shareholders may be eligible to exchange their shares for the fund's Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.


Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus. You generally will have to pay income taxes on an exchange.

Buying, exchanging and selling shares

How to exchange shares

Through your investment firm
Normally, your investment firm will send your exchange request to the fund's transfer agent. Consult your investment professional for more information about exchanging your shares.

By phone or online
After you establish an eligible fund account, you can exchange fund shares by phone or online if:
o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
o    The fund into which you are exchanging offers the same class of shares
o You are not exchanging more than $500,000 worth of shares per account per day
o    You can provide the proper account identification information

In writing, by mail or by fax
You can exchange fund shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
o    The name, social security number and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o    The class of shares you are exchanging
o    The dollar amount or number of shares you are exchanging

Selling
Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after the fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

You generally will have to pay income taxes on a sale.

If you must use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

Buying, exchanging and selling shares

How to sell shares

Through your investment firm
Normally, your investment firm will send your request to sell shares to the fund's transfer agent. Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

By phone or online
If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

For Class Y shares, shareholders may sell up to $5 million per account per day if the proceeds are directed to your bank account of record ($100,000 per account per day if the proceeds are not directed to your bank account of record).

In writing, by mail or by fax
You can sell some or all of your fund shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.


For Class Y shares, shareholders may sell up to $5 million per account per day if the proceeds are directed to your bank account of record ($100,000 per account per day if the proceeds are not directed to your bank account of record).

How to contact us

By phone
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-225-6292

To request a transaction using FactFone(SM) call
1-800-225-4321

By mail
Send your written instructions to:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Pioneer website
www.pioneerinvestments.com

By fax
Fax your exchange and sale requests to:
1-800-225-4240

Account options

See the account application form for more details on each of the following services or call the transfer agent for details and availability.

Telephone transaction privileges
If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. If the fund's confirmation procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

Online transaction privileges
If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
o    For new accounts, complete the online section of the account application
o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen at www.pioneerinvestments.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Automatic investment plans

You can make regular periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, a Pioneer Investomatic Plan and other similar automatic investment plans. Automatic investments may be made only through U.S. banks. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class C Share account and your balance is at least $1,000, you may establish an automatic investment plan.

Pioneer Investomatic Plan
If you establish a Pioneer Investomatic Plan, the transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your U.S. bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.

Automatic exchanges
You can automatically exchange your fund shares for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:
o    You must select exchanges on a monthly or quarterly basis
o Both the originating and receiving accounts must have identical registrations
o    The originating account must have a minimum balance of $5,000

You may have to pay income taxes on an exchange.

Distribution options
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) and (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

If you are under 59-1/2, taxes and tax penalties may apply.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the fund may reinvest the amount in additional shares of the fund instead of sending a check. Additional shares of the fund will be purchased at the then-current net asset value.

Account options

Directed dividends
You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

Systematic withdrawal plans
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to an account at a U.S. bank that you designate.

To establish a systematic withdrawal plan:
o Your account must have a total value of at least $10,000 when you establish your plan
o    You must request a periodic withdrawal of at least $50

o You may not request a periodic withdrawal of more than 10% of the value of any Class C share account (valued at the time the plan is implemented)


These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.

Direct deposit
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

Voluntary tax withholding
You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Shareholder policies and services

Excessive trading
Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:
o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that indicate a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker or other intermediary, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.

Shareholder policies and services

The fund may reject a purchase or exchange order before its acceptance or the issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order had been accepted and an investment made in the fund. A fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future.

To limit the negative effects of excessive trading on the fund, the fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from the fund, that investor shall be prevented (or "blocked") from purchasing shares of the fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under
Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, transactions by insurance company separate accounts or transactions by other funds that invest in the fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to the Pioneer money market funds.

We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the fund's policy described above or their own policies or restrictions designed to limit excessive trading of fund shares. However, we do not impose this policy at the omnibus account level.


Purchases pursuant to the reinstatement privilege (for Class A shares) are subject to this policy.


Purchases in kind
You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase fund shares for cash in an amount equal to the value of the fund shares that you purchase. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.


Reinstatement privilege (Class A shares)
If you recently sold all or part of your Class A shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:

o You must send a written request to the transfer agent no more than 90 days after selling your shares and
o The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.

Purchases pursuant to the reinstatement privilege are subject to limitations on investor transactions, including the limitation on the purchase of the fund's shares within 30 calendar days of redemption. See "Excessive trading."

When you elect reinstatement, you are subject to the provisions outlined in the selected fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement.

You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.

Pioneer website
www.pioneerinvestments.com
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o    Your current account information
o    Prices, returns and yields of all publicly available Pioneer mutual funds
o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds
o    A copy of Pioneer's privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.

FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o    Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds

Shareholder policies and services

o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
o    Request account statements

If you plan to use FactFone(SM) to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM).

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM) to obtain account information.

Household delivery of fund documents
With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see "How to contact us"). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.

Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

Tax information
Early each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.

Tax information for IRA Rollovers
In January (or, if extended, by the applicable Internal Revenue Service deadline) following the year in which you take a reportable distribution, the transfer agent will mail you a tax form reflecting the total amount(s) of distribution(s) received by the end of January.

Privacy
The fund has a policy designed to protect the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.

Signature guarantees and other requirements
You are required to obtain a signature guarantee when:
o    Requesting certain types of exchanges or sales of fund shares
o    Redeeming shares for which you hold a share certificate
o    Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

Minimum account size
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified employer-sponsored retirement plan accounts.

Telephone and website access
You may have difficulty contacting the fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access www.pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.

Share certificates
The fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

Shareholder policies and services

Other policies
The fund and the distributor reserve the right to:
o    reject any purchase or exchange order for any reason, without prior notice
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:
o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities
o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash
o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming fund shares to the extent necessary to cover the fee

Dividends, capital gains and taxes


Dividends and capital gains
The fund generally pays any distributions of net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund shortly before a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.


Taxes

You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from the fund's net capital gains (if any) are considered long-term capital gains and may be taxable to you at reduced rates. Distributions from the fund's net short-term capital gains are taxable as ordinary income.

Other dividends are taxable either as ordinary income or, for taxable years beginning on or before December 31, 2010, if so designated by the fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. "Qualified dividend income" generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the fund receives in respect of stock of certain foreign corporations may be "qualified dividend income" if that stock is readily tradable on an established U.S. securities market.

A portion of the dividends received from the fund (but none of the fund's capital gain distributions) may qualify for the dividends-received deduction for corporations.

The fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.

If the fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.


When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange.


You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue

Dividends, capital gains and taxes

Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding.

You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in the fund. You may also consult the fund's statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect the fund and its shareowners.

--------------------------------------------------------------------------------
Sales and exchanges generally will be taxable transactions to shareowners.
--------------------------------------------------------------------------------

Financial highlights

The financial highlights table helps you understand the fund's financial performance for the past five years.


Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class C and Class Y shares of the fund (assuming reinvestment of all dividends and distributions).

The information below has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

Financial highlights


Pioneer Disciplined Value Fund

Class A



                                                Year         Year         Year      12/15/05 (a)
                                                Ended        Ended        Ended          to
                                               8/31/09      8/31/08      8/31/07      8/31/06
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $  9.60      $ 11.99      $ 10.69      $10.00
                                               --------------------------------------------------
Increase (decrease) from
  investment operations:
  Net investment income                        $  0.09      $  0.11      $  0.12      $  0.09
  Net realized and unrealized gain (loss)
   on investments                                (1.39)       (1.62)        1.58         0.60
                                               --------------------------------------------------
   Net increase (decrease) in net assets
     from investment operations                $ (1.30)     $ (1.51)     $  1.70      $  0.69
Distributions to shareowners:
  Net investment income                          (0.11)       (0.11)       (0.12)          --
  Net realized gain                                 --        (0.77)       (0.28)          --
                                               --------------------------------------------------
  Net increase (decrease) in net
   asset value                                 $ (1.41)     $ (2.39)     $  1.30      $  0.69
                                               --------------------------------------------------
Net asset value, end of period                 $  8.19      $  9.60      $ 11.99      $ 10.69
                                               ==================================================
Total return*                                   (13.34)%     (13.34)%      16.24%        6.90%(b)
Ratio of net expenses to average net assets       1.25%        1.25%        1.25%        1.25%**
Ratio of net investment income to average
  net assets                                      1.34%        1.07%        1.01%        1.21%**
Portfolio turnover rate                            114%         116%          88%          66%(b)
Net assets, end of period (in thousands)       $   526      $   520      $   600      $   535
Ratios with no waiver of fees and
  assumption of expenses by the Adviser:
  Net expenses                                   13.37%       16.02%       13.35%       19.33%**
  Net investment loss                           (10.78)%     (13.70)%     (11.09)%     (16.87)%**
=================================================================================================



(a)  The Fund commenced operations on December 15, 2005.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.

Pioneer Disciplined Value Fund

Class C



                                                              Year      7/17/08 (a)
                                                             Ended         to
                                                            8/31/09      8/31/08
------------------------------------------------------------------------------------

Net asset value, beginning of period                        $  9.61      $  9.34
                                                            ------------------------
Increase (decrease) from investment operations:
  Net investment income                                     $  0.03      $  0.01
  Net realized and unrealized gain (loss) on investments      (1.39)        0.26
                                                            ------------------------
   Net increase (decrease) in net assets from
     investment operations                                  $ (1.36)     $  0.27
                                                            ------------------------
Distributions to shareowners:
  Net investment income                                       (0.02)          --
                                                            ------------------------
  Net increase (decrease) in net asset value                $ (1.38)     $  0.27
                                                            ------------------------
Net asset value, end of period                              $  8.23      $  9.61
                                                            ========================
Total return*                                                (14.10)%       2.89%(b)
Ratio of net expenses to average net assets                    1.99%        2.15%**
Ratio of net investment income to average net assets           0.59%        0.40%**
Portfolio turnover rate                                         114%         116%(b)
Net assets, end of period (in thousands)                    $   265      $   257
Ratios with no waiver of fees and assumption of expenses
  by the Adviser:
  Net expenses                                                13.76%       25.47%**
  Net investment loss                                        (11.18)%     (22.92)%**
====================================================================================



(a)  Class C shares were first publicly offered on July 17, 2008.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.

Financial highlights


Pioneer Disciplined Value Fund

Class Y



                                                              Year        7/31/08 (a)
                                                             Ended           to
                                                            8/31/09       8/31/08
--------------------------------------------------------------------------------------

Net asset value, beginning of period                        $   9.62      $   9.57
                                                            --------------------------
Increase (decrease) from investment operations:
  Net investment income                                     $   0.06      $   0.02
  Net realized and unrealized gain (loss) on investments       (1.34)         0.03
                                                            --------------------------
   Net increase (decrease) in net assets from investment
     operations                                             $  (1.28)     $   0.05
                                                            --------------------------
Distributions to shareowners:
  Net investment income                                        (0.07)           --
                                                            --------------------------
  Net increase (decrease) in net asset value                $  (1.35)     $   0.05
                                                            --------------------------
Net asset value, end of period                              $   8.27      $   9.62
                                                            ==========================
Total return*                                                 (13.22)%        0.52%(b)
Ratio of net expenses to average net assets                     0.90%         0.90%**
Ratio of net investment income to average net assets            1.41%         2.37%**
Portfolio turnover rate                                          114%          116%(b)
Net assets, end of period (in thousands)                    $ 23,037      $    251
Ratios with no waiver of fees and assumption of expenses
  by the Adviser:
  Net expenses                                                  1.88%        10.11%**
  Net investment income (loss)                                  0.43%        (6.84)%**
======================================================================================



(a)  Class Y shares were first publicly offered on July 31, 2008.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.

                                      Notes

                                      Notes

                                      Notes

                                      Notes

                                      Notes

                                      Notes

Pioneer
Disciplined Value Fund

You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Visit our website
www.pioneerinvestments.com

The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerinvestments.com. You also may find other information and updates about Pioneer and the fund, including fund performance information, on the fund's website.

Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the fund.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the fund's annual report to shareholders, are incorporated by reference into this prospectus.

You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-21823)

[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street                                                    20180-03-0110
Boston, MA 02109                         (C)2009 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

PIONEER
--------------------------------------------------------------------------------
HIGH INCOME MUNICIPAL FUND


                                                          Class A Shares (PIMAX)
                                                          Class C Shares (HICMX)
                                                          Class Y Shares (HIMYX)



                                                   Prospectus, December 31, 2009

Contents



Fund Summary ...................................  1
More on the fund's investment objective
and strategies ................................. 11
More on the risks of investing in the fund ..... 16
Management ..................................... 23
Pricing of Shares .............................. 25
Choosing a class of shares ..................... 27
Distribution and service arrangements .......... 28
Sales charges .................................. 30
Buying, exchanging and selling shares .......... 37
Account options ................................ 47
Shareholder policies and services .............. 50
Dividends, capital gains and taxes ............. 56
Financial highlights ........................... 58



Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.


[LOGO] PIONEER
       Investments*

--------------------------------------------------------------------------------
 An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Contact your investment professional to discuss how the fund fits into your portfolio.
--------------------------------------------------------------------------------

Fund Summary

Investment objective
Maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

Fees and expenses of the fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in Class A shares of the Pioneer funds. More information about these and other discounts is available from your investment professional and in the "Buying, exchanging and selling shares" section of the prospectus beginning on page 37 and the "Sales charges" section of the statement of additional information beginning on page 58.



Shareowner fees

(fees paid directly from your investment)               Class A   Class C   Class Y
-----------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares
(as a percentage of offering price)                       4.50%      None      None
-----------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percent-
age of offering price or the amount you receive when
you sell shares, whichever is less)                        None        1%      None
-----------------------------------------------------------------------------------

Annual fund operating expenses

(expenses that you pay each year
as a percentage of the value of your investment)        Class A   Class C   Class Y
-----------------------------------------------------------------------------------
Management Fees                                           0.50%     0.50%     0.50%
-----------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                     0.25%     1.00%     0.00%
-----------------------------------------------------------------------------------
Other Expenses                                            0.53%     0.48%     0.54%
-----------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                      1.28%     1.98%     1.04%
-----------------------------------------------------------------------------------
Less: Fee Waiver and Expense Reimbursement(1)            -0.38%    -0.18%     0.00%
-----------------------------------------------------------------------------------
Net Expenses(1)                                           0.90%     1.80%     1.04%
-----------------------------------------------------------------------------------



1 The fund's investment adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 0.90% and 1.80% of the average daily net assets attributable to Class A and Class C shares, respectively. These expense limitations are in effect through January 1, 2012 for Class A shares and through January 1, 2011 for Class C shares. There can be no assurance that the adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

Fund Summary

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                    If you redeem your shares    If you do not redeem your shares
          -----------------------------------  ----------------------------------
                            Number of years you own your shares
          -----------------------------------------------------------------------
              1       3         5        10       1       3         5        10
---------------------------------------------------------------------------------
Class A    $538    $802    $1,086    $1,894    $538    $802    $1,086    $1,894
---------------------------------------------------------------------------------
Class C     283     604     1,051     2,292     183     604     1,051     2,292
---------------------------------------------------------------------------------
Class Y     106     331       574     1,271     106     331       574     1,271
---------------------------------------------------------------------------------


Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 50% of the average value of its portfolio.



Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities and other obligations issued by or on behalf of states, counties, municipalities, territories and possessions of the United States and the District of Columbia and their authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax ("municipal securities").

The fund may invest in municipal securities with a broad range of maturities. Municipal securities with longer maturities are generally more volatile than other fixed income securities with shorter maturities. The fund may invest 25% or more of its assets in issuers in any one or more states or in the same economic sector.

The fund primarily invests in "high yield" municipal obligations, commonly referred to as "junk bonds." The fund may invest in securities in any rating category, including those in default.

Interest income from certain types of municipal obligations in which the fund may invest generally will be subject to the federal alternative minimum tax (the "AMT") for individuals. All distributions to corporate investors may also be subject to the AMT. The fund may not be suitable for investors subject to the AMT. The rate of interest paid on municipal securities normally is lower than the rate of interest paid on taxable securities.


The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed and floating rates, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features.


The fund may use derivatives, such as synthetic municipal securities, inverse floating rate obligations and credit default swaps, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund also may invest in subordinated securities and asset-backed securities, and may hold cash or other short-term investments.

The fund may invest up to 20% of its net assets in inverse floating rate obligations.

The fund may invest up to 20% of its net assets in taxable investments, including securities of other investment companies, commercial paper, U.S. government securities, U.S. or foreign bank instruments and repurchase agreements.

The adviser considers both broad economic factors and issuer specific factors in selecting investments. In assessing the appropriate maturity and rating weighting of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and to sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and issuer diversification.



Principal risks of investing in the fund

You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective. Following is a summary description of principal risks of investing in the fund.


Market risk. The values of securities held by the fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The recent global financial crisis has caused a significant decline in the

Fund Summary

value and liquidity of many securities, including securities held by the fund. The fund may experience a substantial or complete loss on any individual security.

Interest rate risk. Interest rates may go up, causing the value of the fund's investments to decline (this risk may be greater for securities with longer maturities).

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Subordinated securities will be disproportionately affected by a default or downgrade.

Prepayment or call risk. During periods of declining interest rates, the issuer of a security (or borrowers in a pool of loans) may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. The fund also may lose any premium it paid on the security.

Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

Liquidity risk. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.


High yield or "junk" bond risk. Debt securities that are below investment grade, "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.


Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.


Municipal securities risk. The issuer of a municipal security may not be able to make timely payments because of economic, political or other developments that may adversely affect the issuer. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. Many states and municipalities, as the rest of the nation, have experienced a significant economic slowdown, resulting in decreased revenues and budget shortfalls, which may adversely affect the ability of issuers of municipal securities to make required payments, as well as the market value and marketability of municipal securities held by the fund. In addition, new federal or state legislation or other developments may adversely affect the tax-exempt status of securities held by the fund or the ability of municipalities to repay these obligations.

Synthetic municipal securities risk. The tax-exempt character of the interest paid on synthetic municipal securities is based on the tax-exempt income stream from the collateral. These securities are subject to the risk that income derived from synthetic municipal securities is deemed to be taxable.

Asset-backed securities risk. The value of asset-backed securities will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

Subordinated securities. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders or more senior securities of the issuer. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer, or, in the case of a pooled investment, issuers of underlying obligations.

Taxable investment risk. Although distributions of interest income from the fund's tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your fund distributions.

Non-diversification risk. The fund is not diversified, which means that it can invest a higher percentage of its assets in the securities of any one issuer than a diversified fund. The fund generally invests in a limited number of securities. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

Fund Summary

Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation than a fund without the same focus.


Derivatives risk. Using derivatives exposes the fund to additional risks, may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect. Changes in a derivative's value may not correlate well with the referenced asset or metric. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund.

Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the fund's ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

Leveraging risk. When the fund engages in transactions that have a leveraging effect on the fund's portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The fund's past performance



The bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Barclays Capital High Yield Municipal Bond Index. You can obtain updated performance information by visiting pioneerinvestments.com.


The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.

Fund Summary

Annual return Class A shares (%)
(Year ended December 31)


[THE DATA BELOW WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


-1.98   -30.80
 '07     '08


For the period covered by the bar chart:

The highest calendar quarterly return was 1.69% (01/01/2007 to 3/31/2007)

The lowest calendar quarterly return was -23.20% (10/01/2008 to 12/31/2008)

At September 30, 2009, the year-to-date return was 35.82%.

Average annual total return (%)
(for periods ended December 31, 2008)


                                                          Since    Inception
                                             1 Year   Inception         Date
----------------------------------------------------------------------------
Class A                                                             10/17/06
Return before taxes                          -33.89      -17.04
----------------------------------------------------------------------------
Return after taxes on distributions          -33.89      -17.04
----------------------------------------------------------------------------
Return after taxes on distributions and
sale of shares                               -19.97      -13.08
----------------------------------------------------------------------------
Class C                                      -31.49      -16.13     10/17/06
----------------------------------------------------------------------------
Class Y                                      -31.09      -15.63     10/17/06
----------------------------------------------------------------------------
Barclays Capital High Yield Municipal Bond
Index (reflects no deduction for fees,
expenses or taxes)                           -27.01      -13.95     10/17/06
----------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class A shares. After-tax returns for Class C and Class Y shares will vary.

Fund Summary

Management


Investment adviser     Pioneer Investment Management, Inc.

Portfolio management   Mr. Timothy Pynchon, vice president (lead portfolio
                       manager since 2006). Mr. David Eurkus, senior vice president (portfolio manager since 2006).


Purchase and sale of fund shares
You may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund's transfer agent in writing or by telephone (Pioneer Investment Management Shareholder Services, Inc., P.O. Box 55014, Boston, MA 02205-5014, tel. 1-800-225-6292).


Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. The initial investment for Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount for Class Y shares.


Tax information
Distributions designated by the fund as "exempt-interest dividends" are exempt from regular federal income tax but may be subject to state or local income taxes and may be tax preference items for purposes of the AMT. Distributions of the fund's capital gains are generally subject to tax.



Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

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More on the fund's investment objective and strategies


Investment objective
The fund seeks to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

The fund's investment objective may be changed without shareholder approval. The fund will provide notice prior to implementing any change to its investment objective.


Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities and other obligations issued by or on behalf of states, counties, municipalities, territories and possessions of the United States and the District of Columbia and their authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax ("municipal securities").


The fund may invest in municipal securities with a broad range of maturities. Municipal securities with longer maturities are generally more volatile than other fixed income securities with shorter maturities. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed and floating rates, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features.


The fund primarily invests in "high yield" municipal obligations. For this purpose, "high yield" municipal obligations are municipal obligations rated at the time of purchase Ba or lower by Moody's Investors Service, Inc. (Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P") or unrated securities determined by Pioneer Investment Management, Inc., the fund's investment adviser, to be of comparable credit quality. Municipal securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." The fund may invest in securities in any rating category, including those in default.

Interest income from certain types of municipal obligations in which the fund may invest generally will be subject to the federal alternative minimum tax
(AMT) for individuals. All distributions to corporate investors may also be subject to the AMT. The fund may not be suitable for investors subject to the AMT. The rate of interest paid on municipal securities normally is lower than the rate of interest paid on taxable securities.

The fund may invest 25% or more of its assets in issuers in any one or more states or in the same economic sector.

The fund may invest up to 20% of its net assets in inverse floating rate obligations (a type of derivative instrument).

More on the fund's investment objective and strategies


The fund may invest up to 20% of its net assets in taxable investments, including securities of other investment companies, commercial paper, U.S. government securities, U.S. or foreign bank instruments and repurchase agreements.


Pioneer Investment Management, Inc. (Pioneer) considers both broad economic factors and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objective. In assessing the appropriate maturity and rating weighting of the fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating and issuer diversification. Pioneer also employs fundamental research, an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality, taking into account financial condition, future capital needs and potential for change in rating. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.


Below investment grade securities
The fund may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.


Debt rating considerations
For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider if any action is appropriate in light of the fund's investment objectives and policies. An investor can still lose significant amounts when investing in investment grade securities.



Inverse floating rate obligations
The fund may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.


Investments in asset-backed and other securities
The fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The fund may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The fund may invest in collateralized debt obligations
(CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations.


Subordinated securities
The fund may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security is entitled to payment after other holders.


Derivatives
The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including:
o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
o As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative

More on the fund's investment objective and strategies

Additional investment strategies

In addition to the principal investment strategies discussed above, the fund may also use other techniques, including the following.



Reverse repurchase agreements and borrowing
The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money from banks or other lenders for temporary purposes. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objectives. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the fund to achieve its investment objectives. The fund may adopt a defensive strategy when Pioneer believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.


Securities lending

The fund may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the fund will invest during the term of the loan. The fund may lend up to 331/3% of its total assets. The fund will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. The fund may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities, lending agent or other intermediary. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the fund is unable to recall a security in time to exercise valuable rights or sell the security.

Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

More on the risks of investing in the fund


Principal investment risks
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective. Following is a description of principal risks of investing in the fund.


Market risk. The values of securities held by the fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the fund. The fund may experience a substantial or complete loss on any individual security.

Interest rate risk. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the fund may incur expenses to protect the fund's interest in securities experiencing these events. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security that can be repaid or called prior to its maturity date, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was repaid or called. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.


Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. To the extent the fund invests significantly in mortgage- related and asset-backed securities, its exposure to extension risk may be greater than if it invested in other fixed income securities.


Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund's securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. To the extent the fund holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.

High yield or "junk" bond risk. Debt securities that are below investment grade, "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.


Portfolio selection risk. The investment adviser's judgment about the quality, relative yield or relative value of a security or about market trends affecting a particular sector, region or market segment, or about interest rates, may prove to be incorrect.

Municipal securities risk. The issuer of a municipal security may not be able to make timely payments because of economic, political or other developments that may adversely affect the issuer. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be

More on the risks of investing in the fund


more susceptible to associated risks and developments. Since many municipal securities are issued to finance similar projects, such as those relating to education, health care, housing, utilities, and water or sewer, conditions in these industries can affect the overall municipal market. Many states and municipalities, as the rest of the nation, have experienced a significant economic slowdown, resulting in decreased revenues and budget shortfalls, which may adversely affect the ability of issuers of municipal securities to make required payments, as well as the market value and marketability of municipal securities held by the fund. In addition, new federal or state legislation or other developments may adversely affect the tax-exempt status of securities held by the fund or the ability of municipalities to repay these obligations. In some cases, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.


Synthetic municipal securities risk. The tax-exempt character of the interest paid on synthetic municipal securities is based on the tax-exempt income stream from the collateral. These securities are subject to the risk that income derived from synthetic municipal securities is deemed to be taxable.

Asset-backed securities risk. The repayment of certain asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses. Privately issued asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.


Certain asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid.

Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

The fund may invest in CDOs. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the fund invests (e.g., the fund may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the fund as illiquid securities, which may be hard to value and difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral.

Subordinated securities. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders or more senior securities of the issuer. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer, or, in the case of a pooled investment, issuers of underlying obligations.


Taxable investment risk. Although distributions of interest income from the fund's tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your fund distributions.



Non-diversification risk. The fund is not diversified, which means that it can invest a higher percentage of its assets in the securities of any one issuer than a diversified fund. The fund generally invests in a limited number of securities. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.


Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

To the extent the fund invests in issuers of securities the payments on which are derived from gas, electric, telephone, sewer, water, healthcare, education and transportation segments of the municipal bond market, the fund may be subject to risks associated with such segments. Gas transmission and distribution companies are undergoing significant changes. In the United States, the Federal Energy Regulatory Commission is reducing its regulation of interstate transmission of gas. In addition, gas utility companies have, in the recent past, been adversely affected by disruptions in the oil industry, increased concentration and increased competition. The electric utilities segment has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last few

More on the risks of investing in the fund

years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include the availability and cost of fuel, the availability and cost of capital, the effects of conservation on energy demand, the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, timely and sufficient rate increases, and opposition to nuclear power. The telephone segment is large and highly concentrated. The greatest portion of this segment is comprised of companies that distribute telephone services and provide access to the telephone networks. While many telephone companies have diversified into other businesses in recent years, the profitability of telephone utility companies could be adversely affected by increasing competition, technological innovations, and other structural changes in the industry. Public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds. In addition, lack of water supply due to insufficient rain, run-off, or snow pack has, in the past, had an adverse effect on the water segment of the municipal bond market. Further, the water utility segment is highly fragmented because most of the water supplies are owned by local authorities. Water utility companies are generally mature and are experiencing little or no per capita volume growth. The profitability of companies in the healthcare segment may be affected by extensive government regulation and reform, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and patient care, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies depend on patent protection. The expiration of patents may adversely affect the profitability of these companies and the value of their securities. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. Many new products are subject to approval of the Food and Drug Administration. The process of obtaining such approval can be long and costly. Healthcare companies are also subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The education segment can be significantly affected by declining applicant pools, changes in student enrollment, decreases in state and federal financial aid to students, declines in endowment contributions and decreases in endowment portfolio values. Companies in the transportation segment can be significantly affected by changes in the economy, fuel prices, labor relations, and insurance costs. The trend in the United States has been to deregulate the transportation industry, which could have a favorable long-term effect, but future government decisions could adversely affect transportation companies.

Derivatives risk. Using derivatives exposes the fund to additional risks and may increase the volatility of the fund's net asset value and may not provide the expected result. Derivatives may result in leverage by exposing the fund to the risk of loss associated with a pool of assets larger than the fund's investment, which may magnify changes in the market prices of securities, interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from or could lose money on the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. The fund also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons.

Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the fund's ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

Leveraging risk. When the fund engages in transactions that have a leveraging effect on the fund's portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

To learn more about the fund's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.


Disclosure of portfolio holdings
The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

Management

Pioneer, the fund's investment adviser,
selects the fund's investments and oversees the fund's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of September 30, 2009, assets under management were approximately $252 billion worldwide, including over $57 billion in assets under management by Pioneer (and its U.S. affiliates).


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.


Portfolio management

Day-to-day management of the Fund's portfolio is the responsibility of Timothy Pynchon, lead portfolio manager. Mr. Pynchon is supported by David Eurkus, portfolio manager, and the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Pynchon joined Pioneer as a vice president in June 2000 and has served as lead portfolio manager of the fund since 2006. Mr. Eurkus joined Pioneer as a senior vice president in January 2001 and has served as portfolio manager of the fund since 2006.


The fund's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the fund.

Management fee
The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.50% of the fund's average daily net assets up to $500 million, 0.475% on the next $500 million and 0.450% on assets over $1 billion. The fee is accrued daily and paid monthly.

For the fiscal year ended August 31, 2009, the fund paid management fees equivalent to 0.50% of the fund's average daily net assets.


A discussion regarding the basis for the Board of Trustees' approval of the management contract will be available in the fund's semiannual report to shareholders, for the period ended February 28, 2010.



Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Pricing of Shares


Net asset value



The fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the fund will calculate a net asset value for each class of shares as of the actual closing time.


The fund generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patters in the market for fixed income securities and/or other factors.

Senior loans are valued at the mean between the last available bid and asked prices for one or more brokers or dealers as obtained from an independent third party pricing service. Senior loans for which no reliable price quotes are available, will be valued by an independent third party pricing service through the use of a pricing matrix or other fair value methods or techniques.

The fund values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.


To the extent that the Fund invests in shares of other mutual funds that are not traded on an exchange, such shares are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem fund shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees.

The fund also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the fund's net asset value is calculated. Because the fund may invest in securities rated below investment-grade -- some of which may be thinly-traded and for which prices may not be readily available or may be unreliable -- the fund may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the fund to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Choosing a class of shares


The fund offers three classes of shares through this prospectus. Each class has different eligibility requirements, sales charges and expenses, allowing you to choose the class that best meets your needs.


Factors you should consider include:
o The eligibility requirements that apply to purchases of a particular share class
o The expenses paid by each class
o The initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to each class
o Whether you qualify for any reduction or waiver of sales charges
o How long you expect to own the shares
o Any services you may receive from a financial intermediary

Your investment professional can help you determine which class meets your goals. Your investment professional or financial intermediary may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.

For information on the fund's expenses, please see "Fund Summary."


Class A shares
o You pay a sales charge of up to 4.50% of the offering price, which is reduced or waived for large purchases and certain types of investors. At time of your purchase, your investment firm may receive a commission from the distributor of up to 4%, declining as the size of your investment increases.
o There is no contingent deferred sales charge, except in certain circumstances when no initial sales charge is charged.
o Distribution and service fees of 0.25% of average daily net assets.


Class C shares
o A 1% contingent deferred sales charge is assessed if you sell your shares within one year of purchase. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 1%.
o Distribution and service fees of 1.00% of average daily net assets.
o Does not convert to another share class.
o Maximum purchase amount (per transaction) of $499,999.


Class Y shares
o No initial or contingent deferred sales charge.
o Initial investments are subject to a $5 million investment minimum, which may be waived in some circumstances.

Distribution and service arrangements

Distribution plan

The fund has adopted a distribution plan for Class A and Class C in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, a fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.



Additional payments to financial intermediaries
Your financial intermediary may receive compensation from the fund, Pioneer and its affiliates for the sale of fund shares and related services. Compensation may include sales commissions and distribution and service (Rule 12b-1) fees, as well as compensation for administrative services and transaction processing.


Pioneer and its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the fund, or from the retention of a portion of sales charges or distribution and service fees. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.

Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the Pioneer

Distribution and service arrangements

funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer funds.

Sales Charges

Initial sales charges (Class A shares only)
You pay the offering price (the net asset value per share plus any initial sales charge) when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by the fund.


Sales charges for Class A shares

                                    Sales charge as % of
                                ------------------------
                                  Offering    Net amount
Amount of purchase                   price      invested
--------------------------------------------------------
Less than $100,000                    4.50          4.71
--------------------------------------------------------
$100,000 but less than $250,000       3.50          3.63
--------------------------------------------------------
$250,000 but less than $500,000       2.50          2.56
--------------------------------------------------------
$500,000 or more                      0.00          0.00
--------------------------------------------------------

The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.


Reduced sales charges
You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints." Pioneer offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares of the Pioneer funds over time if:
o The amount of shares you own of the Pioneer funds plus the amount you are investing now is at least $50,000 (Rights of accumulation)
o You plan to invest at least $50,000 over the next 13 months (Letter of intent)


Rights of accumulation
If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.

Sales Charges

Letter of intent
You can use a letter of intent to qualify for reduced sales charges in two situations:
o If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months
o If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of the fund and Class A or Class C shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy

Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.


Qualifying for a reduced Class A sales charge

In calculating your total account value in order to determine whether you have net sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Pioneer will use the fund's current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.


To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the fund with information or records, such as account numbers or statements, regarding shares of the fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401k accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Pioneer or an affiliate.

You can locate information regarding the reduction or waiver of sales charges, in a clear and prominent format and free of charge, on Pioneer's website at www.pioneerinvestments.com. The website includes hyperlinks that facilitate access to this information.


Class A purchases at a reduced initial sales charge or net asset value are also available to:
Group plans if the sponsoring organization:
o recommends purchases of Pioneer mutual funds to,
o permits solicitation of, or
o facilitates purchases by its employees, members or participants.


Class A purchases at net asset value
You may purchase Class A shares at net asset value (without a sales charge) as follows. If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.


Investments of $500,000 or more and certain retirement plans
You do not pay a sales charge when you purchase Class A shares if you are investing $500,000 or more, are a participant in an employer-sponsored retirement plan with at least $500,000 in total plan assets or are a participant in certain employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you may pay a contingent deferred sales charge if you sell your Class A shares within 12 months of purchase. The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.


Class A purchases at net asset value are available to:
o Current or former trustees and officers of the fund;
o Partners and employees of legal counsel to the fund (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of Pioneer and its affiliates (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser (at the time of initial share purchase);
o Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;
o Employees of Regions Financial Corporation and its affiliates (at the time of initial share purchase);

Sales Charges

o Members of the immediate families of any of the persons above;
o Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;
o Insurance company separate accounts;
o Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;
o Other funds and accounts for which Pioneer or any of its affiliates serves as investment adviser or manager;
o Investors in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;
o Certain unit investment trusts;
o Participants in employer-sponsored retirement plans with at least $500,000 in total plan assets;
o Participants in employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;
o Participants in Optional Retirement Programs if (i) your employer has authorized a limited number of mutual funds to participate in the program,
  (ii) all participating mutual funds sell shares to program participants at net asset value, (iii) your employer has agreed in writing to facilitate investment in Pioneer mutual funds by program participants and (iv) the program provides for a matching contribution for each participant contribution;
o Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;
o Individuals receiving a distribution consisting of Class Y shares of a Pioneer fund from a trust, fiduciary, custodial or other similar account who purchase Class A shares of the same Pioneer fund within 90 days of the date of the distribution;
o Investors purchasing shares pursuant to the reinstatement privilege applicable to Class A shares; and
o Shareholders of record (i.e., shareholders whose shares are not held in the name of a broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.

In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


Contingent deferred sales charges (CDSCs)


Class A shares
Purchases of Class A shares of $500,000 or more, or by participants in a group plan which were not subject to an initial sales charge, may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 12 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan that has at least $500,000 in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Pioneer on or before March 31, 2004).


Class C shares
You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, upon redemption you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.

Sales Charges

Paying the contingent deferred sales charge (CDSC)
Several rules apply for calculating CDSCs so that you pay the lowest possible CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"


Waiver or reduction of contingent deferred sales charges
It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class C shares if:
o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;
o You become disabled (within the meaning of Section 72 of the Internal Revenue
  Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;
o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);
o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:
  - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
  - It is a required minimum distribution due to the attainment of age 70 1/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);
  - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or

  - It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);
o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:
  - A return of excess employee deferrals or contributions;
  - A qualifying hardship distribution as described in the Internal Revenue
    Code;
  - Due to retirement or termination of employment; or
  - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers;
o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account; or
o The selling broker elects, with the distributor's approval, to waive receipt of the commission normally paid at the time of the sale.

Please see the fund's statement of additional information for more information regarding reduced sales charges and breakpoints.

Buying, exchanging and selling shares

Opening your account
You may open an account by completing an account application and sending it to the transfer agent by mail or by fax. Please call the transfer agent to obtain an account application. Certain types of accounts, such as retirement accounts, have separate applications.

Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:


Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292


Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

A fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value on the date of redemption.


Investing through financial intermediaries and retirement plans
If you invest in the fund though your financial intermediary or though a retirement plan, the options and services available to you may be different from those discussed in this prospectus. Shareholders investing through financial intermediaries, programs sponsored by financial intermediaries and retirement plans may only purchase funds and classes of shares that are available. When you invest through an account that is not in the your name, you generally may buy and sell shares and complete other transactions only though the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Share prices for transactions
If you place an order to purchase, exchange or sell shares with the transfer agent or an authorized agent by the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), the share price for your transaction will be based on the net asset value determined as of the close of regular trading on the New York Stock Exchange on that day (plus or minus any applicable sales charges). If your order is placed with the transfer agent or an authorized agent after the close of regular trading on the New York Stock Exchange, or your order is not in good order, the share price will be based on the net asset value next determined after your order is received in good order by the fund or authorized agent. The authorized agent is responsible for transmitting your order to the fund in a timely manner.


--------------------------------------------------------------------------------
 Good order means that:
 o You have provided adequate instructions
 o There are no outstanding claims against your account
 o There are no transaction limitations on your account
 o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
 o Your request includes a signature guarantee if you:
   - Are selling over $100,000 or exchanging over $500,000 worth of shares
   - Changed your account registration or address within the last 30 days
   - Instruct the transfer agent to mail the check to an address different from the one on your account
   - Want the check paid to someone other than the account's record owner(s)
   - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
--------------------------------------------------------------------------------

Transaction limitations
Your transactions are subject to certain limitations, including the limitation on the purchase of the fund's shares within 30 calendar days of a redemption. See "Excessive trading."


Buying
You may buy fund shares from any financial intermediary that has a sales agreement or other arrangement with the distributor.

You can buy shares at net asset value per share plus any applicable sales charge. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the fund's transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.

Buying, exchanging and selling shares

Minimum investment amounts

Class A and Class C shares
Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares.


You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for, among other things, share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Pioneer.



Class Y shares

Your initial investment in Class Y shares must be at least $5 million. There is no minimum additional investment amount. The fund may waive the initial investment amount.



Waivers of the minimum investment amount

The fund will accept an initial investment of less than $5 million if:


(a) The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

(b) The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or

(c) The account is not represented by a broker-dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or

(d) The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Pioneer or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor; or

(e) The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include Class Y shares of the Pioneer mutual funds in their program. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class; or

(f) The investment is made by another Pioneer fund


The fund reserves the right to waive the initial investment minimum in other circumstances.



Maximum purchase amounts
Purchases of fund shares are limited to $499,999 for Class C shares. These limits are applied on a per transaction basis. Class A shares are not subject to a maximum purchase amount.


Retirement plan accounts
You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.

Buying, exchanging and selling shares

How to buy shares

Through your investment firm
Normally, your investment firm will send your purchase request to the fund's distributor and/or transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.


By phone or online
You can use the telephone or online purchase privilege if you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:
o You established your bank account of record at least 30 days ago
o Your bank information has not changed for at least 30 days
o You are not purchasing more than $100,000 worth of shares per account per day
o You can provide the proper account identification information

When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.


In writing, by mail
You can purchase fund shares for an existing fund account by mailing a check to the transfer agent. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check, travelers check, or credit card check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.


By wire (Class Y shares only)
You may wire funds to purchase shares. Note, however, that:
o State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the fund receives your request to purchase shares
o If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk

o Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank
o Wire transfers may be restricted on holidays and at certain other times


Instruct your bank to wire funds to:
Receiving Bank:        State Street Bank and Trust Company
                       225 Franklin Street
                       Boston, MA 02101
                       ABA Routing No. 011000028

For further credit to: Shareholder Name
                       Existing Pioneer Account No.
                       Pioneer High Income Municipal Fund

The transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.


Exchanging
You may, under certain circumstances, exchange your shares for shares of the same class of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.


Same-Fund Exchange Privilege
Certain shareholders may be eligible to exchange their shares for the fund's Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Before you request an exchange, consider the fund's investment objective and policies as described in the fund's prospectus. You generally will have to pay income taxes on an exchange.

Buying, exchanging and selling shares

How to exchange shares

Through your investment firm
Normally, your investment firm will send your exchange request to the fund's transfer agent. Consult your investment professional for more information about exchanging your shares.


By phone or online
After you establish an eligible fund account, you can exchange fund shares by phone or online if:
o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
o The fund into which you are exchanging offers the same class of shares
o You are not exchanging more than $500,000 worth of shares per account per day
o You can provide the proper account identification information


In writing, by mail or by fax
You can exchange fund shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
o The name, social security number and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o The class of shares you are exchanging
o The dollar amount or number of shares you are exchanging


Selling
Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after the fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

You generally will have to pay income taxes on a sale.

If you must use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

Buying, exchanging and selling shares

How to sell shares

Through your investment firm

Normally, your investment firm will send your request to sell shares to the fund's transfer agent. Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.



By phone or online
If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record


In writing, by mail or by fax
You can sell some or all of your fund shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.


For Class Y shares, shareholders may sell up to $5 million per account per day if the proceeds are directed to your bank account of record ($100,000 per account per day if the proceeds are not directed to your bank account of record).

How to contact us


By phone
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-225-6292

To request a transaction using FactFone(SM) call
1-800-225-4321


By mail
Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Pioneer website
www.pioneerinvestments.com


By fax
Fax your exchange and sale requests to:
1-800-225-4240

Account options

See the account application form for more details on each of the following services or call the transfer agent for details and availability.


Telephone transaction privileges
If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. If the fund's confirmation procedures are followed, neither the fund nor its agents will bear any liability for these transactions.


Online transaction privileges
If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
o For new accounts, complete the online section of the account application
o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen at www.pioneerinvestments.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.


Automatic investment plans
You can make regular periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, a Pioneer Investomatic Plan and other similar automatic investment plans. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class C share account and your balance is at least $1,000, you may establish an automatic investment plan.

Pioneer Investomatic Plan
If you establish a Pioneer Investomatic Plan, the transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.


Automatic exchanges
You can automatically exchange your fund shares for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:
o You must select exchanges on a monthly or quarterly basis
o Both the originating and receiving accounts must have identical registrations
o The originating account must have a minimum balance of $5,000

You may have to pay income taxes on an exchange.


Distribution options

The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.


(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) and (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

If you are under 59 1/2, taxes and tax penalties may apply.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the fund may reinvest the amount in additional shares of the fund instead of sending a check. Additional shares of the fund will be purchased at the then-current net asset value.

Account options

Directed dividends
You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.


Systematic withdrawal plans
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a bank account you designate.

To establish a systematic withdrawal plan:
o Your account must have a total value of at least $10,000 when you establish your plan
o You must request a periodic withdrawal of at least $50
o You may not request a periodic withdrawal of more than 10% of the value of any Class C share account (valued at the time the plan is implemented)

These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.


Direct deposit
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.


Voluntary tax withholding
You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Shareholder policies and services

Excessive trading

Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:

o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that indicate a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.


The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.


While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker or other intermediary, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.

Shareholder policies and services


The fund may reject a purchase or exchange order before its acceptance or the issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. Each fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order had been accepted and an investment made in the fund. A fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future.


To limit the negative effects of excessive trading on the fund, the fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from the fund, that investor shall be prevented (or "blocked") from purchasing shares of the fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under
Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, transactions by insurance company separate accounts or transactions by other funds that invest in the fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to the Pioneer money market funds.

We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the fund's policy described above or their own policies or restrictions designed to limit excessive trading of fund shares. However, we do not impose this policy at the omnibus account level.

Purchases pursuant to the reinstatement privilege (for Class A shares) are subject to this policy.


Purchases in kind
You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase fund shares for cash in an amount equal to the value of the fund shares that you purchase. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.


Reinstatement privilege (Class A shares)
If you recently sold all or part of your Class A shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:
o You must send a written request to the transfer agent no more than 90 days after selling your shares and
o The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.

Purchases pursuant to the reinstatement privilege are subject to limitations on investor transactions, including the limitation on the purchase of the fund's shares within 30 calendar days of redemption. See "Excessive trading."

When you elect reinstatement, you are subject to the provisions outlined in the selected fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement.

You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.


Pioneer website
www.pioneerinvestments.com
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o Your current account information
o Prices, returns and yields of all publicly available Pioneer mutual funds
o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds
o A copy of Pioneer's privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.


FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds

Shareholder policies and services

o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
o Request account statements

If you plan to use FactFone(SM) to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM).

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM) to obtain account information.


Household delivery of fund documents
With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see "How to contact us"). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.


Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.


Tax information
Early each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.


Tax information for IRA Rollovers
In January following the year in which you take a reportable distribution, the transfer agent will mail you a tax form reflecting the total amount(s) of distribution(s) received by the end of January.


Privacy

The fund has a policy designed to protect the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.

Signature guarantees and other requirements
You are required to obtain a signature guarantee when:
o Requesting certain types of exchanges or sales of fund shares
o Redeeming shares for which you hold a share certificate
o Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.


Minimum account size

The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.



Telephone and website access
You may have difficulty contacting the fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access www.pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.


Share certificates

The fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

Shareholder policies and services

Other policies

The fund and the distributor reserve the right to:

o reject any purchase or exchange order for any reason, without prior notice

o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege

o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission


The fund reserves the right to:

o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities
o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming fund shares to the extent necessary to cover the fee

Dividends, capital gains and taxes

Dividends and capital gains
The fund declares dividends daily. The dividends consist of substantially all of the fund's net income (excluding any net short- and long-term capital gains). You begin to earn dividends on the first business day following receipt of payment for shares. You continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month.


The fund generally pays any distributions of net short- and long-term capital gains in November. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund shortly before a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.



Taxes

Distributions from the fund's tax-exempt interest income, called "exempt-interest dividends," are exempt from regular federal income tax, but may be subject to state or local income taxes. A portion of these dividends may be tax preference items for purposes of the AMT. Exempt-interest dividends distributed to corporate shareholders may result in increased liability under the AMT as applied to corporations. Distributions from the fund's net capital gains (if any) are considered long-term capital gains and may be taxable to you at reduced rates. Distributions from the fund's net short-term capital gains are taxable as ordinary income. All other dividends are generally taxable as ordinary income. Since the fund's income is derived primarily from sources that do not pay dividends, it is not expected that a substantial portion of the dividends paid by the fund will qualify for either the dividends-received deduction for corporations or the maximum 15% U.S. federal income tax rate available to individuals on "qualified dividend income." Any taxable dividends and distributions are taxable whether you take payment in cash or reinvest them to buy additional fund shares.

The fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.

If the fund declares a taxable dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.


When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange.

You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue

Dividends, capital gains and taxes


Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you that are subject to backup withholding.

You should ask your tax adviser about any federal and state tax considerations relating to an investment in the fund, including the potential application of the alternative minimum tax to you on the fund's exempt-interest dividends and possible state and local income taxation of the fund's exempt-interest dividends and other distributions. You may also consult the fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations that may affect the fund and its shareowners.



--------------------------------------------------------------------------------
 Sales and exchanges generally will be taxable transactions to shareowners.
--------------------------------------------------------------------------------

Financial highlights

The financial highlights table helps you understand the fund's financial performance since inception.



Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class C and Class Y shares of the fund (assuming reinvestment of all dividends and distributions).


The information below has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

Financial highlights

Pioneer High Income Municipal Fund


Class A shares

                                                             Year         Year
                                                            Ended        Ended      10/17/06 (a)
                                                           8/31/09      8/31/08      to 8/31/07
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  8.70         $9.72      $ 10.00
                                                        ----------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                    $  0.56      $  0.54       $  0.44
  Net realized and unrealized loss on investments            (1.86)       (1.01)        (0.29)
                                                        ----------------------------------------
   Net increase (decrease) in net assets from
     investment operations                                 $ (1.30)     $ (0.47)      $  0.15
Distributions to shareowners:
  Net investment income                                      (0.56)       (0.55)        (0.43)
                                                        ----------------------------------------
Net decrease in net asset value                            $ (1.86)     $ (1.02)      $ (0.28)
                                                        ----------------------------------------
Net asset value, end of period                             $  6.84      $  8.70       $  9.72
                                                        ========================================
Total return*                                               (14.41)%      (4.95)%        1.45%***
Ratio of net expenses to average net assets+                  0.90%        0.90%         0.90%**
Ratio of net investment income to average net assets+         8.32%        5.92%         5.31%**
Portfolio turnover rate                                         50%          59%          130%***
Net assets, end of period (in thousands)                   $38,312      $38,717       $16,637
Ratios with no waiver of fees and assumption of
  expenses by PIM and no reduction for fees paid
  indirectly
  Net expenses                                                1.28%        1.21%         1.77%**
  Net investment income                                       7.95%        5.61%         4.44%**
Ratios with waiver of fees and assumption of
  expenses by PIM and reduction for fees paid
  indirectly:
  Net expenses                                                0.90%        0.90%         0.90%**
  Net investment income                                       8.32%        5.92%         5.31%**
================================================================================================

(a) Class A shares were first publicly offered on October 17, 2006.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
*** Not Annualized.
+   Ratio with no reduction for fees paid indirectly.

Pioneer High Income Municipal Fund


Class C shares

                                                            Year         Year
                                                            Ended        Ended      10/17/06 (a)
                                                           8/31/09      8/31/08      to 8/31/07
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  8.68      $  9.71        $10.00
                                                        ----------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                    $  0.50      $  0.46        $ 0.36
  Net realized and unrealized loss on investments            (1.85)       (1.03)        (0.30)
                                                        ----------------------------------------
   Net increase (decrease) in net assets from
     investment operations                                 $ (1.35)     $ (0.57)       $ 0.06
Distributions to shareowners:
  Net investment income                                      (0.50)       (0.46)        (0.35)
                                                        ----------------------------------------
Net decrease in net asset value                            $ (1.85)     $ (1.03)       $(0.29)
                                                        ----------------------------------------
Net asset value, end of period                             $  6.83      $  8.68        $ 9.71
                                                        ========================================
Total return*                                               (15.17)%      (5.94)%        0.56%***
Ratio of net expenses to average net assets+                  1.80%        1.80%         1.80%**
Ratio of net investment income to average net assets+         7.44%        5.11%         4.35%**
Portfolio turnover rate                                         50%          59%          130%***
Net assets, end of period (in thousands)                   $22,319      $20,915        $6,445
Ratios with no waiver of fees and assumption of
  expenses by PIM and no reduction for fees paid
  indirectly
  Net expenses                                                1.98%        1.95%         2.72%**
  Net investment income                                       7.26%        4.96%         3.43%**
Ratios with waiver of fees and assumption of
  expenses by PIM and reduction for fees paid
  indirectly:
  Net expenses                                                1.80%        1.80%         1.80%**
  Net investment income                                       7.44%        5.11%         4.35%**
================================================================================================

(a) Class C shares were first publicly offered on October 17, 2006.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
*** Not Annualized.
+   Ratio with no reduction for fees paid indirectly.

Financial highlights

Pioneer High Income Municipal Fund


Class Y shares

                                                             Year         Year
                                                            Ended        Ended      10/17/06 (a)
                                                           8/31/09      8/31/08      to 8/31/07
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 8.63       $ 9.69        $10.00
                                                        ----------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                     $ 0.55       $ 0.53        $ 0.42
  Net realized and unrealized loss on investments            (1.83)       (1.05)        (0.30)
                                                        ----------------------------------------
   Net increase (decrease) in net assets from
     investment operations                                  $(1.28)      $(0.52)       $ 0.12
Distributions to shareowners:
  Net investment income                                      (0.55)       (0.54)        (0.43)
                                                        ----------------------------------------
Net decrease in net asset value                             $(1.83)      $(1.06)       $(0.31)
                                                        ----------------------------------------
Net asset value, end of period                              $ 6.80       $ 8.63        $ 9.69
                                                        ========================================
Total return*                                               (14.30)%      (5.45)%        1.12%***
Ratio of net expenses to average net assets+                  0.99%        1.00%         1.23%**
Ratio of net investment income to average net assets+         8.23%        5.80%         4.70%**
Portfolio turnover rate                                         50%          59%          130%***
Net assets, end of period (in thousands)                    $2,317       $1,142        $1,080
Ratios with no waiver of fees and assumption of
  expenses by PIM and no reduction for fees paid
  indirectly
  Net expenses                                                1.04%        1.00%         2.11%**
  Net investment income                                       8.18%        5.80%         3.82%**
Ratios with waiver of fees and assumption of
  expenses by PIM and reduction for fees paid
  indirectly:
  Net expenses                                                0.99%        0.99%         1.23%**
  Net investment income                                       8.23%        5.81%         4.70%**
================================================================================================

(a) Class Y shares were first publicly offered on October 17, 2006.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
*** Not Annualized.

+   Ratio with no reduction for fees paid indirectly.

Pioneer
High Income Municipal Fund

You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.


Visit our website
www.pioneerinvestments.com

The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerinvestments.com. You also may find other information and updates about Pioneer and the fund, including fund performance information, on the fund's website.


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the fund's annual report to shareholders, are incorporated by reference into this prospectus.

You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-21823)



[LOGO] PIONEER
       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street                                              19972-03-0110
Boston, MA 02109                   (C)2009 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                     Member SIPC

                           PIONEER GLOBAL EQUITY FUND
                            (PIONEER SERIES TRUST V)
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION


  CLASS A (GLOSX), CLASS B (GBSLX), CLASS C (GCSLX) AND CLASS Y (PGSYX) SHARES


                                DECEMBER 31, 2009

This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A, Class B, Class C and Class Y shares prospectus dated December 31, 2009, as supplemented or revised from time to time. A copy of the prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the prospectus from our website at: www.pioneerinvestments.com. The fund's financial statements for the fiscal year ended August 31, 2009, including the independent registered public accounting firm's report thereon, are incorporated into this statement of additional information by reference.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

1.    Fund History ........................................................    2
2.    Investment Policies, Risks and Restrictions .........................    2
3.    Trustees and Officers ...............................................   28
4.    Investment Adviser ..................................................   35
5.    Principal Underwriter and Distribution Plan .........................   38
6.    Shareholder Servicing/Transfer Agent ................................   41
7.    Custodian ...........................................................   41
8.    Independent Registered Public Accounting Firm .......................   42
9.    Portfolio Management ................................................   42
10.   Portfolio Transactions ..............................................   45
11.   Description of Shares ...............................................   46
12.   Sales Charges .......................................................   49
13.   Redeeming Shares ....................................................   55
14.   Telephone and Online Transactions ...................................   56
15.   Pricing of Shares ...................................................   58
16.   Tax Status ..........................................................   58
17.   Financial Statements ................................................   65
18.   Annual Fee, Expense and Other Information ...........................   66
19.   Appendix A - Description of Short-Term Debt, Corporate Bond and
      Preferred Stock Ratings .............................................   70
20.   Appendix B - Proxy Voting Policies and Procedures ...................   74

1. FUND HISTORY


The fund is a non-diversified series of Pioneer Series Trust V (the "Trust"), an open-end management investment company organized as a Delaware statutory trust on October 12, 2005. Prior to April 1, 2009, the fund was known as Pioneer Global Select Equity Fund. Pioneer Investment Management, Inc. ("Pioneer") is the fund's investment adviser.


2. INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectus and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

EQUITY SECURITIES AND RELATED INVESTMENTS

INVESTMENTS IN EQUITY SECURITIES

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the fund.

WARRANTS AND STOCK PURCHASE RIGHTS

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

PREFERRED SHARES

The fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.


The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.


INVESTMENTS IN INITIAL PUBLIC OFFERINGS

To the extent consistent with its investment objective, the fund may invest in initial public offerings ("IPOs") of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the fund's investment performance. The fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as the fund's portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.

NON-U.S. INVESTMENTS

EQUITY SECURITIES OF NON-U.S. ISSUERS

The fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments.

DEBT OBLIGATIONS OF NON-U.S. GOVERNMENTS

The fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

EURODOLLAR INSTRUMENTS AND SAMURAI AND YANKEE BONDS. The fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

INVESTMENTS IN EMERGING MARKETS. The fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the fund may invest in unquoted securities of emerging market issuers.

RISKS OF NON-U.S. INVESTMENTS

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

NON-U.S. SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the fund's investments and the availability to the fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS. Because the fund, under normal circumstances, will invest a substantial portion of its assets in securities which are denominated or quoted in non-U.S. currencies, the strength or weakness of the U.S. dollar against such currencies will affect the fund's investment performance. A decline in the value of any particular non-U.S. currency against the U.S. dollar will cause a decline in the U.S. dollar value of the fund's holdings of securities denominated or quoted in such currency and, therefore, may cause an overall decline in the fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the fund. Even if the fund attempts to hedge against the effects of adverse changes in non-U.S. currency exchange rates, there will be significant limitations on the fund's ability to hedge effectively against the currency risks associated with its portfolio investments.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the fund values its assets daily in terms of U.S. dollars, the fund does not intend to convert its holdings of non-U.S. currencies into U.S. dollars on a daily basis. The fund may do so from time to time, however, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a non-U.S. currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to sell that currency to the dealer.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

INVESTMENTS IN DEPOSITARY RECEIPTS

The fund may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

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For purposes of the fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

While the fund may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

OPTIONS ON FOREIGN CURRENCIES

The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.

The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

INVESTMENT COMPANY SECURITIES AND REAL ESTATE INVESTMENT TRUSTS

OTHER INVESTMENT COMPANIES

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, a fund may not acquire the securities of another investment company if such purchase would result in (i) 3% or more of the total outstanding voting securities of any one investment company being held by the fund, (ii) 5% or more of the fund's total assets being invested in any one investment company, or (iii) 10% or more of the fund's total assets being invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may also invest without limit in money market funds. Investing in other investment companies subjects the fund to the risks of investing in the underlying securities held by those investment companies.

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

EXCHANGE TRADED FUNDS

The fund may invest in exchange traded funds ("ETFs"). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations. Many ETFs have received exemptive orders issued by the Securities and Exchange Commission that would permit the fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

DERIVATIVE INSTRUMENTS

OPTIONS ON SECURITIES AND SECURITIES INDICES

For hedging purposes or to seek to increase total return, the fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall "out-of-the-money", the fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

PURCHASING CALL AND PUT OPTIONS. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing

Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Pioneer to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the

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underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS REGARDING FUTURES CONTRACTS. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

EQUITY SWAPS, CAPS, FLOORS AND COLLARS

The fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Pioneer is incorrect in its forecast of market values, these investments could negatively impact the fund's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

FINANCIAL FUTURES AND OPTIONS TRANSACTIONS. The Commodity Futures Trading Commission ("CFTC") does not limit futures transactions and options thereon by registered investment companies, provided that the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation under the Commodity Exchange Act. As a result, the fund is not restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund, however, has policies with respect to futures and options thereon as set forth herein.

DEBT SECURITIES AND RELATED INVESTMENTS

DEBT SECURITIES SELECTION

In selecting debt securities for the fund, Pioneer gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given the outlook of Pioneer for the equity markets and the fund's liquidity requirements. Once Pioneer determines to allocate a portion of the fund's assets to debt securities, Pioneer generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the fund is investing in such instruments for income or capital gains. Pioneer selects individual securities based on broad economic factors and issuer-specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

DEBT SECURITIES RATING INFORMATION

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See "Appendix A" for a description of rating categories. The fund may invest in debt securities rated "D" or better, or comparable unrated securities as determined by Pioneer.

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

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate in light of the fund's investment objectives and policies including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

U.S. GOVERNMENT SECURITIES

U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives,

Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs;
(ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Although the U.S. government has recently provided financial support to FNMA and FHLMC, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the recent financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S. government agencies like the Federal Deposit Insurance Corporation. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

CONVERTIBLE DEBT SECURITIES

The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

OTHER INVESTMENTS AND INVESTMENT TECHNIQUES

SHORT-TERM INVESTMENTS

For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Pioneer to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.

ILLIQUID SECURITIES

The fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of the fund's illiquid securities exceeds this percentage limitation, the fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. A repurchase agreement may be considered a loan by the fund collateralized by securities. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the fund's ability to enter into repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. The fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes. The fund will segregate assets in an amount at least equal to the repurchase price of the securities.

SHORT SALES AGAINST THE BOX

The fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.

DOLLAR ROLLS

The fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the fund sells the security becomes insolvent, the fund's right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the fund is required to repurchase may be worth less than an instrument which the fund originally held. Successful use of dollar rolls will depend upon Pioneer's ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.

ASSET SEGREGATION

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

PORTFOLIO TURNOVER

It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. See "Annual Fee, Expense and Other Information" for the fund's annual portfolio turnover rate.

LENDING OF PORTFOLIO SECURITIES

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral. The fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the cash collateral declines, the fund may take a loss on the loan. Where the fund receives securities as collateral, the fund will earn no income on the collateral, but will earn a fee from the borrower. The fund may not exercise voting rights on loaned securities, but reserves the right to recall loaned securities so that they may be voted according to the fund's Proxy Voting Policies and Procedures.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. Where the collateral delivered by the borrower is cash, the fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. The fund will lend portfolio securities only to firms that have been approved in advance by Pioneer, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the fund from loss. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

INTERFUND LENDING

To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements ("Interfund Lending Agreements") under which the fund would lend money and borrow money for temporary purposes directly to and from another Pioneer fund through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order granted to the funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Pioneer fund, the fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1/3% of its total assets.

No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund's net assets at the time of the loan. A fund's Interfund Loans to any one fund shall not exceed 5% of the lending fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When the fund enters into when-issued or delayed delivery transactions it will segregate liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the Pioneer funds' portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable federal securities laws and regulations and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other separate accounts and unregistered products that have substantially similar investment strategies to those of another Pioneer fund, and therefore portfolio holdings that may be substantially similar, and in some cases nearly identical, to such fund, these policies and procedures only relate to the disclosure of portfolio information of the Pioneer funds that are registered management companies. Separate account and unregistered product clients are not subject to these policies and procedures. Separate account and unregistered product clients of Pioneer have access to their portfolio holdings, and prospective clients have access to representative holdings.

Generally, Pioneer will make a fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish a fund's full portfolio holdings thirty (30) days after the end of each month (this time period may be different for certain funds). Such information shall be made available on the funds' website (www.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding a fund's top ten holdings (including the percentage of a fund's assets represented by each security), the percentage breakdown of a fund's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.

Pioneer may provide a fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating a fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the fund's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board of Trustees will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of a fund.

Currently, Pioneer, on behalf of the Pioneer funds, has ongoing arrangements whereby the following entities may receive a fund's full portfolio holdings or other information prior to the date such information is made public:
Metropolitan Life Insurance Company (within 30 days after month end for board materials and advance preparation of marketing materials); Roszel Advisors (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Oppenheimer & Co. (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); UBS (within 15 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Ibbotson Associates Advisors LLC (as needed to select Pioneer funds for the Pioneer-Ibbotson fund of funds products); Beacon Pointe Advisors (as needed for quarterly review of certain Pioneer funds); and Commonwealth Financial Network (within 30 days after month end for internal risk analysis).

Compliance with the funds' portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund's statement of additional information.

The funds' portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the funds' custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the funds, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of a fund's portfolio holdings information.

In addition, the funds make their portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of a fund's fiscal quarter.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT POLICIES. The fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or

2.    more than 50% of the outstanding shares of the fund.

The fund's fundamental policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not make any investment if, as a result, the fund's investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in
(1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund's investment portfolio is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a fund's shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund's net investment income in any given period. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.


A fund may pledge its assets and guarantee the securities of another company without limitation, subject to the fund's investment policies (including the fund's fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to may of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the fund's policies on senior securities. If the fund were to pledge its assets, the fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the fund's Board and Pioneer regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff's position on this issue has changed.


With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund's underwriting commitments, when added to the value of the fund's investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund's manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund has obtained exemptive relief from the SEC to make loans to other Pioneer funds through a credit facility. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, "senior securities" are defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose. A fund also may borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund's outstanding shares through leveraging. Leveraging of a fund's portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund's net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in
(7) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC staff has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; with respect to tax-exempt funds that invest 80% of their assets in tax-exempt securities, securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. As of the date of the SAI, the fund relies on the MSCI Global Industry Classification Standard (GICS) classifications.

The fund's fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

NON-FUNDAMENTAL INVESTMENT POLICY. The following policy is non-fundamental and may be changed by a vote of the Board of Trustees without approval of shareholders.

The fund may not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being subject to the limitations discussed above under "Other Investment Companies" so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G). The fund has adopted this non-fundamental policy in order that the fund may be a permitted investment of the series of Pioneer Ibbotson Asset Allocation Series, which invest all of their assets in other investment companies. If the series of Pioneer Ibbotson Asset Allocation Series do not invest in the fund, then this non-fundamental restriction will not apply.

In addition, the fund's investment objective is non-fundamental and may be changed by a vote of the Board of Trustees without approval of shareholders.

DIVERSIFICATION


The fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. As a consequence, a non-diversified fund is subject to greater risk than a diversified fund. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the fund's total assets, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the fund may change its classification from non-diversified to diversified without shareholder approval.


3. TRUSTEES AND OFFICERS

The Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 62 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 47 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

-------------------------------------------------------------------------------------------------------------------------
                                                          TERM OF OFFICE
NAME, AGE AND       POSITION HELD      AND LENGTH OF      PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS HELD BY
ADDRESS             WITH THE FUND      SERVICE            FIVE YEARS                         THIS TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
-------------------------------------------------------------------------------------------------------------------------
John F. Cogan,      Chairman of the    Trustee since      Deputy Chairman and a Director     None
Jr. (83)*           Board, Trustee     2005. Serves       of Pioneer Global Asset
                    and President      until a            Management S.p.A. ("PGAM");
                                       successor          Non-Executive Chairman and a
                                       trustee is         Director of Pioneer Investment
                                       elected or         Management USA Inc. ("PIM-USA");
                                       earlier            Chairman and a Director of
                                       retirement or      Pioneer; Chairman and Director
                                       removal.           of Pioneer Institutional Asset
                                                          Management, Inc. (since 2006);
                                                          Director of Pioneer Alternative

                                                          Investment Management Limited
                                                          (Dublin); President and a
                                                          Director of Pioneer Alternative
                                                          Investment Management (Bermuda)
                                                          Limited and affiliated funds;
                                                          Director of PIOGLOBAL Real
                                                          Estate Investment Fund (Russia)
                                                          (until June 2006); Director of
                                                          Nano-C, Inc. (since 2003);
                                                          Director of Cole Management Inc.
                                                          (since 2004); Director of
                                                          Fiduciary Counseling, Inc.;
                                                          President and Director of
                                                          Pioneer Funds Distributor, Inc.
                                                          ("PFD") (until May 2006);
                                                          President of all of the Pioneer
                                                          Funds; and Of Counsel, Wilmer
                                                          Cutler Pickering Hale and Dorr
                                                          LLP
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Daniel K.           Trustee and        Trustee since      Director, CEO and President of     None
Kingsbury (51)*     Executive Vice     2007. Serves       Pioneer Investment Management
                    President          until a            USA Inc. (since February 2007);
                                       successor          Director and President of
                                       trustee is         Pioneer Investment Management,
                                       elected or         Inc. and Pioneer Institutional
                                       earlier            Asset Management, Inc. (since
                                       retirement or      February 2007); Executive Vice
                                       removal.           President of all of the Pioneer
                                                          Funds (since March 2007);
                                                          Director of Pioneer Global Asset
                                                          Management S.p.A. (since April
                                                          2007); Head of New Markets
                                                          Division, Pioneer Global Asset
                                                          Management S.p.A. (2000-2007)
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
-------------------------------------------------------------------------------------------------------------------------
David R. Bock (66)  Trustee            Trustee since      Managing Partner, Federal City     Director of Enterprise
                                       2005. Serves       Capital Advisors (boutique         Community Investment, Inc.
                                       until a            merchant bank) (1997 to 2004 and   (privately-held affordable
                                       successor          2008 - present); and Executive     housing finance company);
                                       trustee is         Vice President and Chief           Director of New York
                                       elected or         Financial Officer, I-trax, Inc.    Mortgage Trust (publicly
                                       earlier            (publicly traded health care       traded mortgage REIT); and
                                       retirement or      services company) (2004 - 2007)    Director of Oxford
                                       removal.                                              Analytica, Inc.
                                                                                             (privately-held research
                                                                                             and consulting company)
-------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)        Trustee       Trustee since      President, Bush International,     Director of Marriott
                                       2005. Serves       LLC (international financial       International, Inc.;
                                       until a            advisory firm)                     Director of Discover
                                       successor                                             Financial Services (credit
                                       trustee is                                            card issuer and electronic
                                       elected or                                            payment services); Director
                                       earlier                                               of Briggs & Stratton Co.
                                       retirement or                                         (engine manufacturer);
                                       removal.                                              Director of UAL Corporation
                                                                                             (airline holding company);
                                                                                             Director of Mantech
                                                                                             International Corporation
                                                                                             (national security, defense,
                                                                                             and intelligence technology
                                                                                             firm); and Member, Board of
                                                                                             Governors, Investment
                                                                                             Company Institute
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Benjamin M.         Trustee            Trustee since      Professor, Harvard University      Trustee, Mellon
Friedman (65)                          2008. Serves                                          Institutional Funds
                                       until a                                               Investment Trust and Mellon
                                       successor                                             Institutional Funds Master
                                       trustee is                                            Portfolio (oversees 17
                                       elected or                                            portfolios in fund complex)
                                       earlier
                                       retirement or
                                       removal.
-------------------------------------------------------------------------------------------------------------------------
Margaret B.W.       Trustee            Trustee since      Founding Director,                 None
Graham (62)                            2005. Serves       Vice-President and Corporate
                                       until a            Secretary, The Winthrop Group,
                                       successor          Inc. (consulting firm); and
                                       trustee is         Desautels Faculty of Management,
                                       elected or         McGill University
                                       earlier
                                       retirement or
                                       removal.
-------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna     Trustee            Trustee since      Chief Executive Officer,           None
(59)                                   2006. Serves       Quadriserv, Inc. (technology
                                       until a            products for securities lending
                                       successor          industry) (2008 - present);
                                       trustee is         Private investor (2004 - 2008);
                                       elected or         and Senior Executive Vice
                                       earlier            President, The Bank of New York
                                       retirement or      (financial and securities
                                       removal.           services) (1986 - 2004)
-------------------------------------------------------------------------------------------------------------------------
Marguerite A.       Trustee            Trustee since      President and Chief Executive      Director of New America
Piret (61)                             2005. Serves       Officer, Newbury, Piret &          High Income Fund, Inc.
                                       until a            Company, Inc. (investment          (closed-end investment
                                       successor          banking firm)                      company)
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
-------------------------------------------------------------------------------------------------------------------------
Stephen K. West     Trustee            Trustee since      Senior Counsel, Sullivan &         Director, The Swiss
(81)                                   2005. Serves       Cromwell LLP (law firm)            Helvetia Fund, Inc.
                                       until a                                               (closed-end investment
                                       successor                                             company)
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS:
-------------------------------------------------------------------------------------------------------------------------
Dorothy E.          Secretary          Since 2005.        Secretary of PIM-USA; Senior       None
Bourassa (61)                          Serves at the      Vice President- Legal of
                                       discretion of      Pioneer; Secretary/Clerk of most
                                       the Board          of PIM-USA's subsidiaries; and
                                                          Secretary of all of
                                                          the Pioneer Funds
                                                          since September 2003
                                                          (Assistant Secretary
                                                          from November 2000 to
                                                          September 2003)
-------------------------------------------------------------------------------------------------------------------------
Christopher J.      Assistant          Since 2005.        Associate General Counsel of       None
Kelley (45)         Secretary          Serves at the      Pioneer since January 2008 and
                                       discretion of      Assistant Secretary of all of
                                       the Board          the Pioneer Funds since
                                                          September 2003; Vice President
                                                          and Senior Counsel of Pioneer
                                                          from July 2002 to December 2007
-------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley     Treasurer          Since 2008.        Vice President-Fund Accounting,    None
(50)                                   Serves at the      Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Treasurer of all of
                                                          the Pioneer Funds
                                                          since March 2008;
                                                          Deputy Treasurer of
                                                          Pioneer from March
                                                          2004 to February 2008;
                                                          Assistant Treasurer of
                                                          all of the Pioneer
                                                          Funds from March 2004
                                                          to February 2008; and
                                                          Treasurer and Senior
                                                          Vice President, CDC
                                                          IXIS Asset Management
                                                          Services from 2002 to
                                                          2003
-------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti    Assistant          Since 2005.        Assistant Vice President-Fund      None
(44)                Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Assistant Treasurer
                                                          of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)  Assistant          Since 2005.        Fund Accounting Manager - Fund     None
                    Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Assistant Treasurer
                                                          of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
David F. Johnson    Assistant          Since 2009.        Fund Administration Manager -      None
(30)                Treasurer          Serves at the      Fund Accounting, Administration
                                       discretion of      and Controllership Services
                                       the Board          since November 2008 and
                                                          Assistant Treasurer of all of
                                                          the Pioneer Funds since January
                                                          2009; Client Service Manager -
                                                          Institutional Investor Services
                                                          at State Street Bank from March
                                                          2003 to March 2007
-------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm   Chief Compliance   Since 2007.        Chief Compliance Officer of        None
(50)                Officer            Serves at the      Pioneer since December 2006 and
                                       discretion of      of all the Pioneer Funds since
                                       the Board          January 2007; Vice President and
                                                          Compliance Officer, MFS
                                                          Investment Management (August
                                                          2005 to December 2006);
                                                          Consultant, Fidelity Investments
                                                          (February 2005 to July 2005);
                                                          Independent Consultant (July
                                                          1997 to February 2005)
-------------------------------------------------------------------------------------------------------------------------


* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") is indirectly wholly owned by UniCredit S.p.A. ("UniCredit"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

                                BOARD COMMITTEES


During the most recent fiscal year, the Board of Trustees held 6 meetings. Each Trustee attended at least 75% of such meetings.


The Board of Trustees has an Audit Committee, a Governance Committee (formerly, the Independent Trustees Committee), a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

AUDIT

David R. Bock (Chair), Benjamin M. Friedman and Marguerite A. Piret

GOVERNANCE

David R. Bock, Mary K. Bush, Benjamin M. Friedman, Margaret B.W. Graham, Thomas
J. Perna, Marguerite A. Piret and Stephen K. West (Chair)

NOMINATING

Mary K. Bush (Chair), Benjamin M. Friedman, Margaret B.W. Graham and Marguerite
A. Piret

VALUATION

David R. Bock, Benjamin M. Friedman and Marguerite A. Piret (Chair)

POLICY ADMINISTRATION

Mary K. Bush, Thomas J. Perna (Chair), Margaret B.W. Graham and Stephen K. West


During the most recent fiscal year, the Audit, Governance, Nominating, Valuation, and Policy Administration Committees held 7, 6, 0, 4 and 5 meetings, respectively.


The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to, among other things:

o act as a liaison between the fund's independent registered public accounting firm and the full Board of Trustees of the fund;

o discuss with the fund's independent registered public accounting firm their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting; and

o ensure that the fund's independent registered public accounting firm submits on a periodic basis to the Committee a formal written statement delineating all relationships between the independent registered public accounting firm and Pioneer and its affiliates; actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm; and recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the independent registered public accounting firm's independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

The Governance Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The Amended and Restated Agreement and Declaration of Trust provides that no Trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Amended and Restated Agreement and Declaration of Trust requires the fund to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of the fund the full protection from liability that the law allows.

COMPENSATION OF OFFICERS AND TRUSTEES

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under "Annual Fees, Expense and Other Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

o each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

o the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the funds for the fees paid to the Interested Trustees.

See "Compensation of Officers and Trustees" in "Annual Fee, Expense and Other Information."

SALES LOADS. The fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.

OTHER INFORMATION

MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES. Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell, which acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $406,262 and $450,898 in each of 2007 and 2008.

SHARE OWNERSHIP. See "Annual Fee, Expense and Other Information" for information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.

PROXY VOTING POLICIES. Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners without charge at http://www.pioneerinvestments.com and on the SEC's website at http://www.sec.gov. The fund's "Proxy Voting Policies and Procedures" are attached as "Appendix B".

4. INVESTMENT ADVISER

The fund has entered into an amended and restated management agreement (hereinafter, the "management contract") with Pioneer, effective July 1, 2008, pursuant to which Pioneer continues to act as the fund's investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredit. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredit's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment

Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act. Pursuant to the management contract, Pioneer assumes no responsibility other than to render the services called for under the management contract, in good faith, and Pioneer will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the fund. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract. The management contract requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management contract, and except as specifically stated therein, Pioneer is not responsible for any of the fund's ordinary and extraordinary expenses.

ADVISORY FEE. As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.75% of the fund's average daily net assets on the first $500 million,0.70% on assets greater than $500 million and less than or equal to $1 billion, and 0.65% on assets over $1 billion. The fee is computed and accrued daily and paid monthly.

See the table in "Annual Fee, Expense and Other Information" for management fees paid to Pioneer during recently completed fiscal years.


EXPENSE LIMIT. Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes and brokerage commissions) to the extent required to reduce fund expenses to 1.30%, 2.20%, 2.20% and 0.80% of the average daily net assets attributable to Class A, Class B, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2012 for Class A shares, and through January 1, 2011 for Class B, Class C and Class Y shares. Pioneer expects to continue its limitations of expenses unless the expense limit agreement with the fund is terminated pursuant to the terms of the expense limit agreement. However, there can be no assurance that Pioneer will extend the expense limitation beyond January 1, 2012 for Class A or beyond January 1, 2011 for Class B, Class C and Class Y shares. There can be no assurance that Pioneer will extend the contractual expense limitation beyond the aforementioned dates. While in effect, the arrangement may be terminated for a class only by agreement of Pioneer and the Board of Trustees


ADMINISTRATION AGREEMENT. The fund has entered into an amended and restated administration agreement with Pioneer, effective July 1, 2008, pursuant to which Pioneer continues to act as the fund's administrator, performing certain accounting, administration and legal services for the fund. Pioneer is reimbursed for its cost of providing such services. The cost of providing these services is based on direct costs and costs of overhead, subject to review by the Board of Trustees. See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services.

Under the terms of the amended and restated administration agreement with the fund, Pioneer pays or reimburses the fund for expenses relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any; (m) fees payable by the fund under management agreements and the administration agreement; and (n) extraordinary expenses. The fund shall also assume and pay any other expense that the fund, Pioneer or any other agent of the fund may incur not listed above that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.

POTENTIAL CONFLICTS OF INTEREST. The fund is managed by Pioneer, which also serves as investment adviser to other Pioneer mutual funds and other accounts (including separate accounts and unregistered products) with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

PERSONAL SECURITIES TRANSACTIONS. The fund, Pioneer, and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and certain of Pioneer's affiliates. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

5. PRINCIPAL UNDERWRITER AND DISTRIBUTION PLAN

PRINCIPAL UNDERWRITER

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.

The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plan (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables under "Annual Fee, Expense and Other Information" for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A and Class C shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution.

DISTRIBUTION PLAN. The fund has adopted a distribution plan (the "Distribution Plan") pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A, Class B and Class C shares. The fund has not adopted a distribution plan with respect to its Class Y shares.

For each Class that has adopted a Distribution Plan, fees under the Distribution Plan may be used to make payments to one or more principal underwriters, broker-dealers, financial intermediaries (which may include banks) and other parties that enter into a distribution, selling or service agreement with respect to the shares of such Class (each of the foregoing, a "Service Party"). The fund, its principal underwriter or other parties also may incur expenses in connection with the distribution or marketing and sales of the fund's shares that may be paid or reimbursed by the fund. The aggregate amount in respect of such fees and expenses with respect to each Class shall be the amount calculated at a percentage per annum of the average daily net assets attributable to such Class as set forth below:

              CLASS                   APPLICABLE PERCENTAGE PER ANNUM

             Class A                               0.25%
             Class B                               1.00%
             Class C                               1.00%

Payments are made under the Distribution Plan for distribution services and other activities in respect of the sale of shares of the fund and to make payments for advertising, marketing or other promotional activity, and for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to Service Parties under the Distribution Plan for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided; provided, however, that the fees paid to a recipient with respect to a particular Class that may be used to cover expenses primarily intended to result in the sale of shares of that Class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under the Financial Industry Regulatory Authority ("FINRA") Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

The Distribution Plan also provides that the Service Parties may receive all or a portion of any sales charges paid by investors.

The Distribution Plan permits the fund to pay fees to the Service Parties as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Distribution Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to the Service Parties until the Distribution Plan or any related distribution agreement is terminated or not renewed. In that event, a Service Party's expenses in excess of fees received or accrued through the termination date will be such Service Party's sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Distribution Plan for the fund, the Trustees will review the Distribution Plan and the expenses for each Class within the fund separately. The fund may participate in joint distribution activities with other Pioneer funds. The costs associated with such joint distribution activities are allocated to a fund based on the number of shares sold.

The Distribution Plan also recognizes that Pioneer, PFD or any other Service Party may make payments for distribution-related expenses out of its own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the Service Parties may from time to time use their own resources for distribution-related services, in addition to the fees paid under the Distribution Plan. The Distribution Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Distribution Plan but not subject to the maximum amounts set forth above.

Under its terms, the Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan. The Distribution Plan may not be amended to increase materially the amount of the service and distribution fees without shareholder approval, and all material amendments of the Distribution Plan also must be approved by the Trustees, including all of the Independent Trustees, in the manner described above. The Distribution Plan may be terminated with respect to a Class of the fund at any time, without penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of such Class of the fund (as defined in the 1940 Act).

See "Annual Fee, Expense and Other Information" for fund expenses under the Distribution Plan paid to PFD for the most recently completed fiscal year.

CLASS B SHARES. PFD pays the selling broker-dealer a commission on the sale of Class B shares equal to 3.75% of the amount invested. This commission is paid at the time of sale of the Class B shares. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreement with PFD. Since PFD pays commissions to broker-dealers at the time of the sale of Class B shares but only receives compensation for such expenses over time through the distribution fee and CDSC, PFD may finance the payment of commissions to broker-dealers. In order to facilitate such financing, the fund has agreed that the distribution fee attributable to the Class B shares will not be terminated or modified (including a modification in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares (or the assets attributable to the Class B shares):

      o     issued prior to the date of any termination or modification;

      o attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification; or

      o issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification.

The foregoing limitation does not apply to Class B shares issued after the termination or modification. The foregoing limitation on terminating or modifying the distribution fee attributable to the Class B shares also does not apply to a termination or modification:

      o to the extent required by a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of FINRA or an order of any court or governmental agency, in each case enacted, issued or promulgated after September 30, 1998;

      o if the fund (or any successor) terminates the Distribution Plan and all payments under the Distribution Plan and neither the fund (nor any successor) establishes another class of shares which has substantially similar characteristics to the Class B shares of the fund; or

      o at any time by the Board of Trustees. However, the Board of Trustees may terminate or modify the Class B Plan only if the fund and Pioneer agree that none of the fund, PFD or any of their affiliates will pay, after the date of termination or modification, a service fee with respect to the fund's Class B shares and the termination or modification of the distribution fee applies equally to all Class B shares outstanding from time to time.

In the underwriting agreement, the fund agrees that subsequent to the issuance of a Class B share, the fund will not waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B share, except:

      o as provided in the fund's prospectus or statement of additional information; or

      o as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of FINRA or any order of any court or governmental agency.

PFD pays a service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholders for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares. PFD may from time to time require that dealers, in addition to providing these services, meet certain criteria in order to receive service fees.

At the time of the sale of a Class B share, PFD also may advance to the broker-dealer, from PFD's own assets, the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. If such an advance is made, the broker-dealer would not receive any further service fee until the 13th month following the purchase of Class B shares. As compensation for advancing the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

CLASS C SHARES. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

6. SHAREHOLDER SERVICING/TRANSFER AGENT

The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $24.75 for each shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.

7. CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

8. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, the fund's independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation with respect to filings with the SEC.

9. PORTFOLIO MANAGEMENT

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of August 31, 2009. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


-----------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF          ASSETS MANAGED
                                                                            ACCOUNTS MANAGED   FOR WHICH
                                                                            FOR WHICH          ADVISORY FEE IS
NAME OF PORTFOLIO                          NUMBER OF         TOTAL ASSETS   ADVISORY FEE IS    PERFORMANCE-BASED
MANAGER               TYPE OF ACCOUNT      ACCOUNTS MANAGED  MANAGED        PERFORMANCE-BASED
-----------------------------------------------------------------------------------------------------------------
Piergaetano           Other Registered     0                 $           0  N/A                N/A
Iaccarino             Investment
                      Companies
                      -------------------------------------------------------------------------------------------
                      Other Pooled         3                 $ 699.046,000  N/A                N/A
                      Investment Vehicles
                      -------------------------------------------------------------------------------------------
                      Other Accounts       0                 $           0  N/A                N/A
-----------------------------------------------------------------------------------------------------------------


POTENTIAL CONFLICTS OF INTEREST. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

      o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

      o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

      o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

      o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

      o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

      o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the MSCI World Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

      o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

      o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.

SHARE OWNERSHIP BY PORTFOLIO MANAGER. The following table indicates as of August 31, 2009 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.



NAME OF PORTFOLIO MANAGER                      BENEFICIAL OWNERSHIP OF THE FUND*
--------------------------------------------------------------------------------
Piergaetano Iaccarino                          C
--------------------------------------------------------------------------------


*Key to Dollar Ranges

A.    None
B.    $1 - $10,000
C.    $10,001 - $50,000
D.    $50,001 - $100,000
E.    $100,001 - $500,000
F.    $500,001 - $1,000,000
G.    Over $1,000,000

10. PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain overall best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund's total operating expenses. Pursuant to third-party brokerage arrangements, the fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund's fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund's operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the fund's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See "Financial highlights" in the prospectus(es).

See the table in "Annual Fee, Expense and Other Information" for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

11. DESCRIPTION OF SHARES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.

The fund is a series of Pioneer Series Trust V, a Delaware statutory trust (the "Trust"). The Trustees have authorized the issuance of the following classes of shares of the fund, designated as Class A shares, Class B shares, Class C shares, Class R shares and Class Y shares. Class R shares have not been issued as of the date of this statement of additional information. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

The Trust

The Trust's operations are governed by the Amended and Restated Agreement and Declaration of Trust, dated as of July 1, 2008 (referred to in this section as the declaration). A copy of the Trust's Certificate of Trust dated as of October 12, 2005, as amended, is on file with the office of the Secretary of State of Delaware.

Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the board or by a majority of the outstanding shareholders of the Trust.

Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the Trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder's shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

Small Accounts

The declaration provides that the fund may close out a shareholder's account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of the fund and requires a fund to indemnify a shareholder against liability arising solely from the shareholder's ownership of shares in the fund. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that no trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires the fund to indemnify each trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of the fund the full protection from liability that the law allows.

The declaration provides that the appointment or designation of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment shall not impose any heightened standard of care or liability on such trustee.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund's trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund's costs, including attorneys' fees.

The declaration further provides that the fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Boston, Massachusetts, or if not permitted to be brought in federal court, then in state court in Boston, Massachusetts, and that shareholders have no right to jury trial for such actions.

12. SALES CHARGES


The fund continuously offers the following classes of shares: Class A, Class C and Class Y shares, as described in the prospectus. The fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectus.


CLASS A SHARE SALES CHARGES

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                            SALES CHARGE AS A % OF
                                            ----------------------
                                            OFFERING   NET AMOUNT    DEALER
AMOUNT OF PURCHASE                          PRICE      INVESTED      REALLOWANCE

Less than $50,000                           5.75       6.10          5.00
$50,000 but less than $100,000              4.50       4.71          4.00
$100,000 but less than $250,000             3.50       3.63          3.00
$250,000 but less than $500,000             2.50       2.56          2.00
$500,000 or more                            0.00       0.00          see below

The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.

No sales charge is payable at the time of purchase on investments of $500,000 or more, or for purchases by participants in employer-sponsored retirement plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

ACCOUNTS OTHER THAN EMPLOYER-SPONSORED RETIREMENT PLANS
1.00%             Up to $4 million
0.50%             Next $46 million
0.25%             Over $50 million

EMPLOYER-SPONSORED RETIREMENT PLANS
0.50%             Up to $50 million
0.25%             Over $50 million

These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by employer-sponsored retirement plans with at least $500,000 in total plan assets (or that has 1,000 or more eligible participants for employer-sponsored retirement plans with accounts established with Pioneer on or before March 31,
2004) will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase.

LETTER OF INTENT ("LOI"). Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PIMSS within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PIMSS, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PIMSS your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI. Any share class for which no sales charge is paid cannot be included under the LOI.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount that would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

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If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PIMSS, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

CLASS B SHARES

You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within five years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the five-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                                               CDSC AS A % OF DOLLAR
         YEAR SINCE PURCHASE                  AMOUNT SUBJECT TO CDSC

         First                                         4.0
         Second                                        4.0
         Third                                         3.0
         Fourth                                        2.0
         Fifth                                         1.0
         Sixth and thereafter                          0.0

Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the fund remain subject to any CDSC that applied to the shares you originally purchased.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

Class B shares will automatically convert into Class A shares eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares over time in the same proportion as other shares held in the account. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal

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

income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

CLASS C SHARES

You may buy Class C shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.

In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the longest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

CLASS Y SHARES

No front-end, deferred or asset based sales charges are applicable to Class Y shares.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Pioneer or one or more of its affiliates (collectively, "Pioneer Affiliates") may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Pioneer funds. Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Pioneer funds. These additional payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Pioneer funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Pioneer negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Pioneer Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary's costs. In this context, "financial intermediary" includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with a Pioneer Affiliate.

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

A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pioneer funds over other mutual funds or cooperate with the distributor's promotional efforts. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary's willingness to support the sale of the Pioneer funds through the financial intermediary's distribution system. Pioneer Affiliates are motivated to make the payments described above since they promote the sale of Pioneer fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients' accounts, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the funds with respect to those assets.

REVENUE SHARING PAYMENTS. Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Pioneer funds. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary's sales system, participation by the intermediary in the distributor's marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force), placement on the financial intermediary's preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its "shelf space"). Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

The revenue sharing payments Pioneer Affiliates make may be calculated on sales of shares of Pioneer funds ("Sales-Based Payments"); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.25% per annum of those assets. Such payments also may be calculated on the average daily net assets of the applicable Pioneer funds attributable to that particular financial intermediary ("Asset-Based Payments"); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.15% per annum of those assets. Sales-Based Payments primarily create incentives to make new sales of shares of Pioneer funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Pioneer funds in investor accounts. Pioneer Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pioneer Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

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

OTHER PAYMENTS. From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Pioneer funds. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

As of January 1, 2009, Pioneer anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the fund's prospectuses and statement of additional information:

A.G. Edwards & Sons Inc. AIG VALIC
Ameriprise Financial Services, Inc.
Associated Securities Corp.
AXA Advisors, LLC
Charles Schwab & Co., Inc.
Chevy Chase Securities, Inc.
Citigroup Global Markets Inc.
Commonwealth Financial Network
D.A. Davidson & Co.
Ferris, Baker Watts Inc.
Fidelity Brokerage Services LLC
First Clearing, LLC
First Command Financial Planning, Inc.
H&R Block Financial Advisors, Inc.
Hartford Securities Distribution
Company, Inc.
Hewitt Financial Services LLC
ING
J.J.B. Hilliard, W.L Lyons, Inc.
Janney Montgomery Scott LLC
Jefferson National Securities
Corporation
Legend Equities Corporation
Lincoln Investment Planning, Inc.
LPL Financial Corp.
Merrill Lynch & Co., Inc.
Mesirow Financial, Inc.
MetLife Securities Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley & Co., Inc.
Mutual of Omaha Investor Services, Inc.
Mutual Service Corporation
N.I.S. Financial Services, Inc.
National Financial Services LLC
Nationwide Securities, Inc.
Northwestern Investment Services, LLC
OneAmerica Securities, Inc.

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Oppenheimer & Co., Inc.
Pershing LLC
PFS Investments Inc
Prudential Financial
Primevest Financial Services, Inc.
Raymond James Financial Services, Inc.
RBC Dain Rauscher Inc.
Ridge Clearing & Outsourcing
Solutions, Inc.
Robert W. Baird & Co., Inc.
Scott and Stringfellow, Inc.
Scottrade, Inc.
Securities America, Inc.
Southwest Securities, Inc.
Sterne Agee & Leach, Inc.
Stifel Nicholas & Company, Inc.
Symetra Investment Services, Inc.
UBS Financial Services Inc.
Wachovia Securities
Waterstone Financial Group, Inc.
Wells Fargo Investments, LLC

Please contact your financial intermediary for details about any payments it receives from Pioneer Affiliates or the funds, as well as about fees and/or commissions it charges.

13. REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

SYSTEMATIC WITHDRAWAL PLAN(S) ("SWP") (CLASS A, B, AND C SHARES). A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after

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

you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.

REINSTATEMENT PRIVILEGE (CLASS A AND CLASS B SHARES). Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A and Class B shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

14. TELEPHONE AND ONLINE

TRANSACTIONS

You may purchase, exchange or sell Class A, Class B or Class C shares by telephone or online. Class Y shares may not be purchased by telephone, and Class Y shareowners are not eligible for on line transaction privileges. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. (Class Y account holders should contact Pioneer's Group Plans Department at 1-800-665-8839 between 9:00 a.m. and 5:30 p.m.) Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFoneSM"). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.

TELEPHONE TRANSACTION PRIVILEGES. To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

ONLINE TRANSACTION PRIVILEGES. If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:

o     For new accounts, complete the online section of the account application

o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com

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To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

TELEPHONE AND WEBSITE ONLINE ACCESS. You may have difficulty contacting the fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access www.pioneerinvestments.com or to reach the fund by telephone, you should communicate with the fund in writing.

FACTFONE(SM). FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone(SM) allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. Computer-assisted Class Y share telephone purchases, exchanges and redemptions and certain other FactFone(SM) features for Class Y shareholders are not currently available through FactFone(SM). YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). Call PIMSS for assistance.

FactFone(SM) allows shareholders to hear the following recorded fund information:

      o     net asset value prices for all Pioneer mutual funds;

      o     annualized 30-day yields on Pioneer's fixed income funds;

      o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and

      o dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFone(SM) represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of each class of shares (except for Pioneer Cash Reserves Fund, Pioneer Institutional Money Market Fund, Pioneer Tax Free Money Market Fund and Pioneer Treasury Reserves Fund, which each seek to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

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15. PRICING OF SHARES

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

The fund generally values its portfolio securities using closing market prices or readily available market quotations, or, when closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities in accordance with procedures approved by the fund's Trustees. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. The fund also may use fair value pricing methods to value its securities, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund. In connection with making fair value determinations of the value of fixed income securities, the fund's Trustees may use a pricing matrix. The prices used for these securities may differ from the amounts received by the fund upon sale of the securities, and these differences may be substantial. Cash equivalent securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B, Class C, and Class Y shares are offered at net asset value without the imposition of an initial sales charge (Class B and Class C shares may be subject to a CDSC).

16. TAX STATUS

The fund is treated as a separate entity for U.S. federal income tax purposes. The fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a

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

regulated investment company under Subchapter M of the Code, the fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the "check-the-box" regulations) will generally pass through to the fund. Consequently, in order to qualify as a regulated investment company, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain. If, for any taxable year, the fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund generally distributes any net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

Unless a shareholder specifies otherwise, all distributions from the fund to that shareholder will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, if so designated by the fund and certain other conditions are met, as "qualified dividend income," taxable to individual and certain other noncorporate shareholders at a maximum 15% U.S. federal income tax rate.

Dividend income distributed to individual and certain other noncorporate shareholders will qualify for the maximum 15% U.S. federal income tax rate on dividends to the extent that such dividends are attributable to "qualified dividend income." Qualified dividend income generally means dividend income received from the fund's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders. Dividends received by the fund from REITs generally are not expected to qualify for treatment as qualified dividend income. If 95% or more of the fund's gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the fund may designate all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose.


A dividend that is attributable to qualified dividend income of the fund that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.


Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.


Certain dividends received by the fund from U.S. corporations (generally, dividends received by the fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and designated by the fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code.

Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.


Distributions from net capital gains, if any, that are designated as capital gain dividends by the fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual and certain other noncorporate shareholders generally will qualify for reduced U.S. federal income tax rates (currently, a maximum rate of 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets) on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders. Under current law, the reduced maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will not apply in taxable years beginning after December 31, 2010.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated for certain purposes as paid by the fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company's undistributed income and gain subject to the 4% excise tax described above, such "spilled back" dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. See "Annual Fee, Expense and Other Information" for the fund's available capital loss carryforwards. The fund may not carry forward any losses other than net capital losses.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or to undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Gain may be increased (or loss reduced) upon a redemption of Class A shares of the fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment), without payment of an additional sales charge, of Class A shares of the fund or of another Pioneer fund (or any other shares of a Pioneer fund generally sold subject to a sales charge).

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions, or on sales or exchanges of fund shares unless the fund shares are "debt-financed property" within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the fund.

A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test.


If the fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation's assets (computed based on average fair market value) either produce or are held for the production of passive income ("passive foreign investment companies"), the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A "qualified electing fund" election or a "mark to market" election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for the fund to make a qualified electing fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.


The fund may invest in or hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Federal income tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund for that taxable year. If the fund so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the fund does make the election, it will provide required tax information to shareholders. The fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

The fund is required to withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with certain IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the fund (other than, for taxable years of the fund beginning on or before December 31, 2009, certain dividends designated by the fund as (i) interest-related dividends, to the extent such dividends are derived from the fund's "qualified net interest income," or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund's "qualified short-term gain") or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. "Qualified net interest income" is the fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

If, as anticipated, the fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

17. FINANCIAL STATEMENTS


The fund's financial statements and financial highlights for the fiscal year ended August 31, 2009 appearing in the fund's annual report, filed with the SEC on October 30, 2009 (Accession No. 0001341256-09-000034) are incorporated by reference into this statement of additional information. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.


The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

18. ANNUAL FEE, EXPENSE AND OTHER INFORMATION

--------------------------------------------------------------------------------
PORTFOLIO TURNOVER

--------------------------------------------------------------------------------
The fund's annual portfolio turnover rate for the fiscal years ended August 31,


--------------------------------------------------------------------------------
2009                                                          2008

--------------------------------------------------------------------------------
120%                                                          137%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SHARE OWNERSHIP


--------------------------------------------------------------------------------
As of December 3, 2009, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of November 30, 2008:
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RECORD HOLDER                                    SHARE CLASS             NUMBER OF SHARES        % OF CLASS
------------------------------------------------------------------------------------------------------------
MLPF&S for the Sole Benefit of its Customers     Class C                 76,490.979              9.29
Mutual Fund Administration
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------------------------
Brown Brothers Harriman & Co                     Class Y                 1,841,712.781           26.60
As Custodian For
525 Washington Blvd
Jersey City NJ 07310-1606
------------------------------------------------------------------------------------------------------------
Brown Brothers Harriman & Co                     Class Y                 1,543,671.473           22.29
As Custodian For
525 Washington Blvd
Jersey City NJ 07310-1606
------------------------------------------------------------------------------------------------------------
Brown Brothers Harriman & Co                     Class Y                 1,455,058.444           21.01
As Custodian For
525 Washington Blvd
Jersey City NJ 07310-1606
------------------------------------------------------------------------------------------------------------
Brown Brothers Harriman & Co                     Class Y                 1,094,172.533           15.80
As Custodian For
525 Washington Blvd
Jersey City NJ 07310-1606
------------------------------------------------------------------------------------------------------------
Brown Brothers Harriman & Co                     Class Y                 538,147.402             7.77
As Custodian For
525 Washington Blvd
Jersey City NJ 07310-1606
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEE OWNERSHIP OF SHARES OF THE FUND AND OTHER PIONEER FUNDS

--------------------------------------------------------------------------------
The following table indicates the value of shares that each Trustee beneficially owned in the fund and

Pioneer Funds in the aggregate as of December 31, 2008. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2008. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2008. The dollar ranges in this table are in accordance with SEC requirements.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                 SECURITIES IN ALL REGISTERED INVESTMENT
                                     DOLLAR RANGE OF EQUITY      COMPANIES OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE                      SECURITIES IN THE FUND      PIONEER FAMILY OF FUNDS
--------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.                                     None                                Over $100,000
--------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury                                    None                                Over $100,000
--------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------
David R. Bock                                          None                                Over $100,000
--------------------------------------------------------------------------------------------------------
Mary K. Bush                                           None                                Over $100,000
--------------------------------------------------------------------------------------------------------
Benjamin M. Friedman                                   None                              $10,001-$50,000
--------------------------------------------------------------------------------------------------------
Margaret B.W. Graham                                   None                           $50,001 - $100,000
--------------------------------------------------------------------------------------------------------
Thomas J. Perna                                        None                                Over $100,000
--------------------------------------------------------------------------------------------------------
Marguerite A. Piret                                    None                                Over $100,000
--------------------------------------------------------------------------------------------------------
Stephen K. West                                        None                                Over $100,000
--------------------------------------------------------------------------------------------------------


COMPENSATION OF OFFICERS AND TRUSTEES

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.


                                                       PENSION OR
                                   AGGREGATE           RETIREMENT BENEFITS   TOTAL COMPENSATION FROM
                                   COMPENSATION FROM   ACCRUED AS PART OF    THE FUND AND OTHER PIONEER
NAME OF TRUSTEE                    FUND**              FUND EXPENSES         FUNDS**
INTERESTED TRUSTEES:
John F. Cogan, Jr.*                $          200.00   $              0.00   $                31,100.00
Daniel K. Kingsbury                $            0.00   $              0.00   $                     0.00
INDEPENDENT TRUSTEES:
David R. Bock                      $        1,000.00   $              0.00   $               189,544.87
Mary K. Bush                       $        1,000.00   $              0.00   $               194,500.01
Benjamin M. Friedman+              $        1,000.00   $              0.00   $               153,600.01
Margaret B.W. Graham               $        1,000.00   $              0.00   $               213,500.01
Thomas J. Perna                    $        1,000.00   $              0.00   $               206,045.10
Marguerite A. Piret                $        1,000.00   $              0.00   $               224,400.01
Stephen K. West                    $        1,000.00   $              0.00   $               123,084.11
John Winthrop++                    $          250.00   $              0.00   $                84,050.00
                                   -----------------   -------------------   --------------------------
Total                              $        7,450.00   $              0.00   $             1,419,824.12

      * Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.

      ** For the fiscal year ended August 31, 2009. As of August 31, 2009, there were 67 U.S. registered investment portfolios in the Pioneer Family of Funds.

      +     Dr. Friedman became a Trustee on May 13, 2008.

      ++    Mr. Winthrop resigned as Trustee effective September 9, 2008.

APPROXIMATE MANAGEMENT FEES THE FUND PAID OR OWED PIONEER

The following table shows the dollar amount of gross investment management fees incurred by the fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any. The data is for the past three fiscal years or shorter period if the fund has been in operation for a shorter period.

FOR THE FISCAL YEARS ENDED AUGUST 31,


                                      2009            2008           2007
Gross Fee Incurred                    $     281,085   $     39,714   $    24,465
Net Fee Paid                          $     281,085   $          0   $    24,465


FEES THE FUND PAID TO PIONEER UNDER THE ADMINISTRATION AGREEMENT


FOR THE FISCAL YEARS ENDED AUGUST 31,
2009                            2008                       2007
$ 15,516                        $ 1,191                    $ 729



--------------------------------------------------------------------------------
UNDERWRITING EXPENSES AND COMMISSIONS
--------------------------------------------------------------------------------
FOR THE FISCAL YEARS ENDED AUGUST 31,
--------------------------------------------------------------------------------
                                2009              2008              2007
--------------------------------------------------------------------------------
Approximate Net                 $       1,431     $      1,770     $       1,977
Underwriting Expenses
Retained by PFD
--------------------------------------------------------------------------------
Approximate Commissions         $       8,224     $      10,419    $      11,099
Reallowed to Dealers (Class
A shares)
--------------------------------------------------------------------------------
Approximate Commissions         $           0     $          0     $           0
Reallowed to Dealers (Class
C shares)
--------------------------------------------------------------------------------
Approximate Brokerage and       $     160,521     $     16,115     $       5,858
Underwriting Commissions
(Portfolio Transactions)
--------------------------------------------------------------------------------

FUND EXPENSES UNDER THE DISTRIBUTION PLAN


FOR THE FISCAL YEAR ENDED AUGUST 31, 2009

      COMBINED PLAN      CLASS A SHARES       CLASS B SHARES      CLASS C SHARES
      $83,171            $40,564              $23,180             $19,427


An estimate by category of the allocation of fees paid by each class of shares of the fund during the fiscal year ended August 31, 2009 is set forth in the following table:

ALLOCATION OF FUND EXPENSES UNDER THE DISTRIBUTION PLAN


-------------------------------------------------------------------------------------------------
                          Payments to
                          Servicing                        Sales        Printing
                          Parties(1)       Advertising     Meetings     And Mailing    Total
-------------------------------------------------------------------------------------------------
Class A                   80,460           228             604          747            82,039
-------------------------------------------------------------------------------------------------
Class B                   18,216           45              116          152            18,529
-------------------------------------------------------------------------------------------------
Class C                   34,274           105             260          319            34,958
-------------------------------------------------------------------------------------------------


(1)Payments to Servicing Parties include Pioneer Funds Distributor, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the fund (annualized for the period ending September 30, 2009).

--------------------------------------------------------------------------------
CDSCS
--------------------------------------------------------------------------------
During the fiscal year ended August 31, 2009, the following CDSCs were paid to
PFD:
--------------------------------------------------------------------------------


$    3,843


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CAPITAL LOSS CARRYFORWARDS AS OF AUGUST 31, 2009
--------------------------------------------------------------------------------
At August 31, 2009, the fund had the following net capital loss carryforward:
--------------------------------------------------------------------------------


$   18,261,479
--------------------------------------------------------------------------------

19. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS(1)

DESCRIPTION OF MOODY'S INVESTORS SERVICE,  INC.'S  ("MOODY'S")  SHORT-TERM PRIME
RATINGS:

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider. DESCRIPTION OF MOODY'S DEBT RATINGS:

AAA: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

BA: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

CAA: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

----------
(1)The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers "1", "2", and "3" to each generic rating classification from "Aa" through "Caa". The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Moody's assigns long-term ratings to individual debt securities issued from medium-term note
(MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

      o Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

      o     Notes allowing for negative coupons, or negative principal;

      o Notes containing any provision that could obligate the investor to make any additional payments;

      o     Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS:

Issue credit ratings are based, in varying degrees, on the following considerations:

      o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      o     Nature of and provisions of the obligation;

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A "C" rating is assigned to obligations that are currently highly vulnerable to non-payment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, a "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS:

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

20. APPENDIX B

                                  PROXY VOTING


POLICY

Each of Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc. (collectively, "Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will seek to vote all proxies in accordance with this policy, which are presented in a timely manner.

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received in a timely manner will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group. Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

APPLICABILITY

Pioneer's Proxy Voting policy and related procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. The Proxy Voting policies and procedures summarize Pioneer's position on a number of issues for which proxies may be solicited. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios or proxy events involving closed-end Funds. Because of the special issues associated with proxy solicitations by closed-end Funds, shares of closed-end Funds will be voted by Pioneer on a case-by-case basis.

PURPOSE

The overriding goal of Pioneer's Proxy Voting Procedure is that proxies for all United States ("US") and non-US companies that are received in a timely manner will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us, or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredit S.p.A. ("UniCredit").


Any questions about these policies and procedures should be directed to Pioneer's Director of Investment Operations (the "Proxy Coordinator").


                                   PROCEDURES


PROXY VOTING SERVICE


Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.


PROXY COORDINATOR


The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Chief Legal Officer or his or her designee whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).


REFERRAL ITEMS


The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Pioneer's proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Head of Portfolio Management U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.


SECURITIES LENDING


In accordance with industry standards proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.


SHARE-BLOCKING


"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.


DISCLOSURE


Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.


PROXY VOTING OVERSIGHT GROUP


The members of the Proxy Voting Oversight Group include Pioneer's: Head of Portfolio Management U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance Officer of the Adviser and Funds. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.


AMENDMENTS

Pioneer may not amend its Proxy Voting Policies and Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A. ("PGAM").

FILING FORM N-PX

The Proxy Coordinator and the Regulatory Compliance Manager are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

COMPLIANCE FILES N-PX.

The Compliance department will ensure that a corresponding Form N-PX exists for each Pioneer registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Pioneer record keeping policies.

PROXY VOTING GUIDELINES

ADMINISTRATIVE

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals: o Corporate name change.

            o     A change of corporate headquarters.

            o     Stock exchange listing.

            o     Establishment of time and place of annual meeting.

            o     Adjournment or postponement of annual meeting.

            o     Acceptance/approval of financial statements.

            o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

            o     Approval of minutes and other formalities.

            o Authorization of the transferring of reserves and allocation of income.

            o     Amendments to authorized signatories.

            o Approval of accounting method changes or change in fiscal year-end.

            o     Acceptance of labor agreements.

            o     Appointment of internal auditors.


Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items that maybe inconsistent, in its view, with Pioneer's goal of supporting the value of client's portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.


AUDITORS

We normally vote for proposals to:


      o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.


      o     Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to: o Seek bids from other auditors.

      o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

      o     Indemnify auditors.

      o Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS


On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.


GENERAL BOARD ISSUES

Pioneer will vote for:

      o Audit, compensation and nominating committees composed of independent directors exclusively.

      o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

      o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

      o     Election of an honorary director.

We will vote against:

      o     Minimum stock ownership by directors.

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      o     Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

      o Requirements for union or special interest representation on the board.

      o     Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

      o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

ELECTIONS OF DIRECTORS

In uncontested elections of directors we will vote against:


      o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.


      o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

      o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

      o Directors who appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:


      o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).


      o     Contested election of directors.

      o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

      o     Mandatory retirement policies.

      o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

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      o     Precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with affirmative majority of votes o cast, provided that the resolutions allow for plurality voting in cases of contested elections.

TAKEOVER-RELATED MEASURES


Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high. Pioneer will vote for:


      o     Cumulative voting.

      o     Increase ability for shareholders to call special meetings.

      o     Increase ability for shareholders to act by written consent.

      o     Restrictions on the ability to make greenmail payments.

      o     Submitting rights plans to shareholder vote.

      o     Rescinding shareholder rights plans ("poison pills").

      o     Opting out of the following state takeover statutes:

                  - Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

                  - Control share cash-out provisions, which require large holders to acquire shares from other holders

                  - Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control

                  - Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

                  - Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

                  -     Fair price provisions.

                  -     Authorization of shareholder rights plans.

                  -     Labor protection provisions.

                  -     Mandatory classified boards.

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We will vote on a case-by-case basis on the following issues:


      o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

      o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.


      o     Proposals that allow shareholders to nominate directors.

We will vote against:

      o Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.


      o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.


      o     Classes of shares with unequal voting rights.

      o     Supermajority vote requirements.


      o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.


      o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

      o     Extension of advance notice requirements for shareholder proposals.

      o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

      o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

CAPITAL STRUCTURE


Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers. Pioneer will vote for:


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      o     Changes in par value.

      o     Reverse splits, if accompanied by a reduction in number of shares.

      o Shares repurchase programs, if all shareholders may participate on equal terms.

      o     Bond issuance.

      o     Increases in "ordinary" preferred stock.

      o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

      o     Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

      o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.


      o Increase in authorized common stock. We will make a determination considering, among other factors:


                        -     Number of shares currently available for issuance;


                        - Size of requested increase (we would normally approve increases of up to 100% or current authorization);

                        - Proposed use of the proceeds from the issuance of additional shares, and


                        - Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).


      o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.


      o     Proposals to submit private placements to shareholder vote.

      o     Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION


Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the

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same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose. Pioneer will vote for:


      o     401(k) benefit plans.


      o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.


      o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

                        - Amendments to performance plans to conform with OBRA;

                        -     Caps on annual grants or amendments of
                              administrative features;


                        -     Adding performance goals, and


                        -     Cash or cash and stock bonus plans.

      o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

      o     Require that option repricing be submitted to shareholders.

      o     Require the expensing of stock-option awards.

      o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

      o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

      o Shareholder proposals seeking additional disclosure of executive and director pay information.


      o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:



                        - The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.


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                              Dilution = (A + B + C) / (A + B + C + D), where
                              A = Shares reserved for plan/amendment,
                              B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

                  -     The plan must not:

                        - Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval

                        - Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments

                  - We are generally in favor of proposals that increase participation beyond executives.

                  - We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

                  - We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

                  - We generally support proposals asking companies to adopt stock holding periods for their executives.

      o     All other employee stock purchase plans.

      o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

      o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:


      o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.


      o     Elimination of stock option plans.

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We will vote on a case-by case basis on these issues:

      o     Limits on executive and director pay.

      o     Stock in lieu of cash compensation for directors.

CORPORATE GOVERNANCE

Pioneer will vote for:

      o     Confidential Voting.

      o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

      o Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:


      o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

      o Bundled proposals. We will evaluate the overall impact of the proposal.


      o     Adopting or amending the charter, bylaws or articles of association.

      o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

      o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

      o     Limitations on stock ownership or voting rights.

      o     Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS

Pioneer will vote on the following and similar issues on a case-by-case basis: o Mergers and acquisitions.

      o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

      o     Debt restructurings.

      o     Conversion of securities.

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


      o     Issuance of shares to facilitate a merger.


      o     Private placements, warrants, convertible debentures.

      o Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS


Many of our portfolios may invest in shares of closed-end funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues. Pioneer will vote for:


      o     Establishment of new classes or series of shares.

      o     Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:


      o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.


      o     Approval of new or amended advisory contracts.

      o     Changes from closed-end to open-end format.

      o     Authorization for, or increase in, preferred shares.

      o     Disposition of assets, termination, liquidation, or mergers.

      o Classified boards of closed-end funds, but will typically support such proposals.

SOCIAL ISSUES

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

      o Conduct studies regarding certain issues of public concern and interest;

      o Study the feasibility of the company taking certain actions with regard to such issues; or

      o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

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Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

AVOIDING CONFLICTS OF INTEREST

Pioneer addresses potential material conflicts of interest by having a predetermined proxy voting policy. The Proxy Voting Oversight Group is responsible for monitoring potential conflicts of interest in connection with the voting of proxies on behalf of the Pioneer Funds and other clients. For those proposals that are determined to present a material conflict of interest, the Proxy Voting Oversight Group will follow additional procedures, which may include consulting with the Board of Trustees in matters concerning the Pioneer Funds.

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:


      o An affiliate of Pioneer, such as another company belonging to the UniCredit S.p.A. banking group (a "UniCredit Affiliate");

      o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

      o An issuer of a security for which UniCredit has informed Pioneer that a UniCredit Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

      o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.


Pioneer will abstain from voting shares of UniCredit Group, unless otherwise directed by a client. In addition, the Proxy Coordinator will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of the Adviser and Funds. The Proxy Voting Oversight Group will review each item referred to Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller's and Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

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SUPERVISION

ESCALATION


It is each associate's responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Chief Compliance Officer of the Advisor and the Funds if he or she becomes aware of any possible deviation from this policy and procedure that may disadvantage a client or Fund.


TRAINING


Pioneer conducts periodic training on the Proxy Voting Policy and Procedure. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.


RELATED POLICIES AND PROCEDURES


Pioneer's Investment Management, Inc. Books and Records Policy and the Books and Records of the Pioneer Funds' Policy.


RECORD KEEPING


The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

      o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

      o     Retains a record of the vote cast;

      o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

      o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

      o     A record memorializing the basis for each referral vote cast;

      o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

      o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file in accordance with applicable regulations.


RELATED REGULATIONS


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Form N-1A, ICA Rule 30b1-4, Rule 31a 1-3, Rule 38a-1 & IAA 206 (4) -6, 204 -2


ADOPTED BY THE PIONEER FUNDS' BOARD OF TRUSTEES


October 5, 2004


EFFECTIVE DATE:


October 5, 2004


REVISION DATE:


March 2008

                         PIONEER DISCIPLINED GROWTH FUND
                            (PIONEER SERIES TRUST V)
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION


           CLASS A (SRSGX), CLASS C (PRGCX) AND CLASS Y (PRGYX) SHARES


                                DECEMBER 31, 2009

This statement of additional information is not a prospectus. It should be read in conjunction with the funds' Class A, Class C and Class Y shares prospectus dated December 31, 2009, as supplemented or revised from time to time. A copy of the prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the funds at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the prospectus from our website at: www.pioneerinvestments.com. The fund's financial statements for the fiscal year ended August 31, 2009, including the independent registered public accounting firm's report thereon, are incorporated into this statement of additional information by reference.

                                TABLE OF CONTENTS


                                                                            Page
                                                                           -----
1.    Fund History ....................................................        2
2.    Investment Policies, Risks and Restrictions .....................        2
3.    Trustees and Officers ...........................................       29
4.    Investment Adviser ..............................................       36
5.    Principal Underwriter and Distribution Plan .....................       39
6.    Shareholder Servicing/Transfer Agent ............................       41
7.    Custodian .......................................................       41
8.    Independent Registered Public Accounting Firm ...................       41
9.    Portfolio Management ............................................       42
10.   Portfolio Transactions ..........................................       46
11.   Description of Shares ...........................................       47
12.   Sales Charges ...................................................       50
13.   Redeeming Shares ................................................       55
14.   Telephone and Online Transactions ...............................       56
15.   Pricing of Shares ...............................................       57
16.   Tax Status ......................................................       58
17.   Financial Statements ............................................       65
18.   Annual Fee, Expense and Other Information .......................       65
19.   Appendix A - Description of Short-Term Debt, Corporate Bond and
      Preferred Stock Ratings .........................................       71
20.   Appendix B - Proxy Voting Policies and Procedures ...............       76

1. FUND HISTORY


The fund is a diversified series of Pioneer Series Trust V (the "Trust"), an open-end management investment company organized as a Delaware statutory trust on October 12, 2005. Prior to April 1, 2009, the fund was known as Pioneer Research Growth Fund. Prior to July 16, 2008, the fund was known as Pioneer Select Research Growth Fund. Pioneer Investment Management, Inc. ("Pioneer") is the fund's investment adviser.


2. INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectus and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

EQUITY SECURITIES AND RELATED INVESTMENTS

INVESTMENTS IN EQUITY SECURITIES

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the fund.

WARRANTS AND STOCK PURCHASE RIGHTS

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

PREFERRED SHARES

The fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

INVESTMENTS IN INITIAL PUBLIC OFFERINGS

To the extent consistent with its investment objective, the fund may invest in initial public offerings ("IPOs") of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the fund's investment performance. The fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as the fund's portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.

NON-U.S. INVESTMENTS

EQUITY SECURITIES OF NON-U.S. ISSUERS

The fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments.

DEBT OBLIGATIONS OF NON-U.S. GOVERNMENTS

The fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

EURODOLLAR INSTRUMENTS AND SAMURAI AND YANKEE BONDS. The fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

INVESTMENTS IN EMERGING MARKETS. The fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the fund may invest in unquoted securities of emerging market issuers.

RISKS OF NON-U.S. INVESTMENTS

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

NON-U.S. SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the fund's investments and the availability to the fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

INVESTMENTS IN DEPOSITARY RECEIPTS

The fund may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

While the fund may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

OPTIONS ON FOREIGN CURRENCIES

The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.

The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

INVESTMENT COMPANY SECURITIES AND REAL ESTATE INVESTMENT TRUSTS

OTHER INVESTMENT COMPANIES

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, a fund may not acquire the securities of another investment company if such purchase would result in (i) 3% or more of the total outstanding voting securities of any one investment company being held by the fund, (ii) 5% or more of the fund's total assets being invested in any one investment company, or (iii) 10% or more of the fund's total assets being invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may also invest without limit in money market funds. Investing in other investment companies subjects the fund to the risks of investing in the underlying securities held by those investment companies.

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

EXCHANGE TRADED FUNDS

The fund may invest in exchange traded funds ("ETFs"). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations. Many ETFs have received exemptive orders issued by the Securities and Exchange Commission that would permit the fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

DERIVATIVE INSTRUMENTS

OPTIONS ON SECURITIES AND SECURITIES INDICES

For hedging purposes or to seek to increase total return, the fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall "out-of-the-money", the fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

PURCHASING CALL AND PUT OPTIONS. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Pioneer to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS REGARDING FUTURES CONTRACTS. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

EQUITY SWAPS, CAPS, FLOORS AND COLLARS

The fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Pioneer is incorrect in its forecast of market values, these investments could negatively impact the fund's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

FINANCIAL FUTURES AND OPTIONS TRANSACTIONS. The Commodity Futures Trading Commission ("CFTC") does not limit futures transactions and options thereon by registered investment companies, provided that the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation under the Commodity Exchange Act. As a result, the fund is not restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund, however, has policies with respect to futures and options thereon as set forth herein.

DEBT SECURITIES AND RELATED INVESTMENTS

DEBT SECURITIES SELECTION

In selecting debt securities for the fund, Pioneer gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given the outlook of Pioneer for the equity markets and the fund's liquidity requirements. Once Pioneer determines to allocate a portion of the fund's assets to debt securities, Pioneer generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the fund is investing in such instruments for income or capital gains. Pioneer selects individual securities based on broad economic factors and issuer-specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

DEBT SECURITIES RATING INFORMATION

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See "Appendix A" for a description of rating categories. The fund may invest in debt securities rated "D" or better, or comparable unrated securities as determined by Pioneer.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate in light of the fund's investment objectives and policies including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

U.S. GOVERNMENT SECURITIES

U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs;
(ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of FNMA; or (iii)
only the credit of the issuer. Although the U.S. government has recently provided financial support to FNMA and FHLMC, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities;
(ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the recent financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S. government agencies like the Federal Deposit Insurance Corporation. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

CONVERTIBLE DEBT SECURITIES

The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

MUNICIPAL OBLIGATIONS

The fund may purchase municipal obligations. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The fund's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

OTHER INVESTMENTS AND INVESTMENT TECHNIQUES

SHORT-TERM INVESTMENTS

For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Pioneer to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.

ILLIQUID SECURITIES

The fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of the fund's illiquid securities exceeds this percentage limitation, the fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. A repurchase agreement may be considered a loan by the fund collateralized by securities. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the fund's ability to enter into repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. The fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes. The fund will segregate assets in an amount at least equal to the repurchase price of the securities.

SHORT SALES AGAINST THE BOX

The fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.

DOLLAR ROLLS

The fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the fund sells the security becomes insolvent, the fund's right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the fund is required to repurchase may be worth less than an instrument which the fund originally held. Successful use of dollar rolls will depend upon Pioneer's ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.

ASSET SEGREGATION

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

PORTFOLIO TURNOVER

It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. See "Annual Fee, Expense and Other Information" for the fund's annual portfolio turnover rate.

LENDING OF PORTFOLIO SECURITIES

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral. The fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the cash collateral declines, the fund may take a loss on the loan. Where the fund receives securities as collateral, the fund will earn no income on the collateral, but will earn a fee from the borrower. The fund may not exercise voting rights on loaned securities, but reserves the right to recall loaned securities so that they may be voted according to the fund's Proxy Voting Policies and Procedures.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. Where the collateral delivered by the borrower is cash, the fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. The fund will lend portfolio securities only to firms that have been approved in advance by Pioneer, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the fund from loss. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

INTERFUND LENDING

To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements ("Interfund Lending Agreements") under which the fund would lend money and borrow money for temporary purposes directly to and from another Pioneer fund through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order granted to the funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Pioneer fund, the fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1/3% of its total assets.

No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund's net assets at the time of the loan. A fund's Interfund Loans to any one fund shall not exceed 5% of the lending fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When the fund enters into when-issued or delayed delivery transactions it will segregate liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the Pioneer funds' portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable federal securities laws and regulations and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other separate accounts and unregistered products that have substantially similar investment strategies to those of another Pioneer fund, and therefore portfolio holdings that may be substantially similar, and in some cases nearly identical, to such fund, these policies and procedures only relate to the disclosure of portfolio information of the Pioneer funds that are registered management companies. Separate account and unregistered product clients are not subject to these policies and procedures. Separate account and unregistered product clients of Pioneer have access to their portfolio holdings, and prospective clients have access to representative holdings.

Generally, Pioneer will make a fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish a fund's full portfolio holdings thirty (30) days after the end of each month (this time period may be different for certain funds). Such information shall be made available on the funds' website (www.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding a fund's top ten holdings (including the percentage of a fund's assets represented by each security), the percentage breakdown of a fund's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.

Pioneer may provide a fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating a fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the fund's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board of Trustees will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of a fund.

Currently, Pioneer, on behalf of the Pioneer funds, has ongoing arrangements whereby the following entities may receive a fund's full portfolio holdings or other information prior to the date such information is made public:
Metropolitan Life Insurance Company (within 30 days after month end for board materials and advance preparation of marketing materials); Roszel Advisors (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Oppenheimer & Co. (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); UBS (within 15 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Ibbotson Associates Advisors LLC (as needed to select Pioneer funds for the Pioneer-Ibbotson fund of funds products); Beacon Pointe Advisors (as needed for quarterly review of certain Pioneer funds); and Commonwealth Financial Network (within 30 days after month end for internal risk analysis).

Compliance with the funds' portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund's statement of additional information.

The funds' portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the funds' custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the funds, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of a fund's portfolio holdings information.

In addition, the funds make their portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of a fund's fiscal quarter.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT POLICIES. The fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or

2.    more than 50% of the outstanding shares of the fund.

The fund's fundamental policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not make any investment if, as a result, the fund's investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in
(1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund's investment portfolio is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a fund's shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund's net investment income in any given period. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.


A Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund's investment policies (including the Fund's fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to may of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Fund's policies on senior securities. If the Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund's Board and Pioneer regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff's position on this issue has changed.


With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund's underwriting commitments, when added to the value of the fund's investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund's manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund has obtained exemptive relief from the SEC to make loans to other Pioneer funds through a credit facility. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, "senior securities" are defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose. A fund also may borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund's outstanding shares through leveraging. Leveraging of a fund's portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund's net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in
(7) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC staff has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; with respect to tax-exempt funds that invest 80% of their assets in tax-exempt securities, securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. As of the date of the SAI, the fund relies on the MSCI Global Industry Classification Standard (GICS) classifications.

The fund's fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

NON-FUNDAMENTAL INVESTMENT POLICY. The following policy is non-fundamental and may be changed by a vote of the Board of Trustees without approval of shareholders.

The fund may not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being subject to the limitations discussed above under "Other Investment Companies" so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G). The fund has adopted this non-fundamental policy in order that the fund may be a permitted investment of the series of Pioneer Ibbotson Asset Allocation Series, which invest all of their assets in other investment companies. If the series of Pioneer Ibbotson Asset Allocation Series do not invest in the fund, then this non-fundamental restriction will not apply.

In addition, the fund's investment objective is non-fundamental and may be changed by a vote of the Board of Trustees without approval of shareholders.

DIVERSIFICATION

The fund is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the fund's total assets, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

3. TRUSTEES AND OFFICERS

The Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 62 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 47 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------------------------------------------------
                                       TERM OF OFFICE
NAME, AGE AND       POSITION HELD      AND LENGTH OF      PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS HELD BY
ADDRESS             WITH THE FUND      SERVICE            FIVE YEARS                         THIS TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
--------------------------------------------------------------------------------------------------------------------------
John F. Cogan,      Chairman of the    Trustee since      Deputy Chairman and a Director     None
Jr. (83)*           Board, Trustee     2005. Serves       of Pioneer Global Asset
                    and President      until a            Management S.p.A. ("PGAM");
                                       successor          Non-Executive Chairman and a
                                       trustee is         Director of Pioneer Investment
                                       elected or         Management USA Inc. ("PIM-USA");
                                       earlier            Chairman and a Director of
                                       retirement or      Pioneer; Chairman and Director
                                       removal.           of Pioneer Institutional Asset
                                                          Management, Inc. (since 2006);
                                                          Director of Pioneer Alternative
                                                          Investment Management Limited
                                                          (Dublin); President and a
                                                          Director of Pioneer Alternative
                                                          Investment Management (Bermuda)
                                                          Limited and affiliated funds;
                                                          Director of PIOGLOBAL Real
                                                          Estate Investment Fund (Russia)
                                                          (until June 2006); Director of
                                                          Nano-C, Inc. (since 2003);
                                                          Director of Cole Management Inc.
                                                          (since 2004); Director of
                                                          Fiduciary Counseling, Inc.;
                                                          President and Director of
                                                          Pioneer Funds Distributor, Inc.
                                                          ("PFD") (until May 2006);
                                                          President of all of the Pioneer
                                                          Funds; and Of Counsel, Wilmer
                                                          Cutler Pickering Hale and Dorr
                                                          LLP
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Daniel K.           Trustee and        Trustee since      Director, CEO and President of     None
Kingsbury (51)*     Executive Vice     2007. Serves       Pioneer Investment Management
                    President          until a            USA Inc. (since February 2007);
                                       successor          Director and President of
                                       trustee is         Pioneer Investment Management,
                                       elected or         Inc. and Pioneer Institutional
                                       earlier            Asset Management, Inc. (since
                                       retirement or      February 2007); Executive Vice
                                       removal.           President of all of the Pioneer
                                                          Funds (since March 2007);
                                                          Director of Pioneer Global Asset
                                                          Management S.p.A. (since April
                                                          2007); Head of New Markets
                                                          Division, Pioneer Global Asset
                                                          Management S.p.A. (2000-2007)
--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
--------------------------------------------------------------------------------------------------------------------------
David R. Bock (66)       Trustee       Trustee since      Managing Partner, Federal City     Director of Enterprise
                                       2005. Serves       Capital Advisors (boutique         Community Investment, Inc.
                                       until a            merchant bank) (1997 to 2004 and   (privately-held affordable
                                       successor          2008 - present); and Executive     housing finance company);
                                       trustee is         Vice President and Chief           Director of New York
                                       elected or         Financial Officer, I-trax, Inc.    Mortgage Trust (publicly
                                       earlier            (publicly traded health care       traded mortgage REIT); and
                                       retirement or      services company) (2004 - 2007)    Director of Oxford
                                       removal.                                              Analytica, Inc.
                                                                                             (privately-held research
                                                                                             and consulting company)
--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)        Trustee       Trustee since      President, Bush International,     Director of Marriott
                                       2005. Serves       LLC (international financial       International, Inc.;
                                       until a            advisory firm)                     Director of Discover
                                       successor                                             Financial Services (credit
                                       trustee is                                            card issuer and electronic
                                       elected or                                            payment services); Director
                                       earlier                                               of Briggs & Stratton Co.
                                       retirement or                                         (engine manufacturer);
                                       removal.                                              Director of UAL Corporation
                                                                                             (airline holding company);
                                                                                             Director of Mantech
                                                                                             International Corporation
                                                                                             (national security, defense,
                                                                                             and intelligence technology
                                                                                             firm); and Member, Board of
                                                                                             Governors, Investment
                                                                                             Company Institute
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman     Trustee       Trustee since      Professor, Harvard University      Trustee, Mellon
(65)                                   2008. Serves                                          Institutional Funds
                                       until a                                               Investment Trust and Mellon
                                       successor                                             Institutional Funds Master
                                       trustee is                                            Portfolio (oversees 17
                                       elected or                                            portfolios in fund complex)
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham     Trustee       Trustee since      Founding Director,                 None
(62)                                   2005. Serves       Vice-President and Corporate
                                       until a            Secretary, The Winthrop Group,
                                       successor          Inc. (consulting firm); and
                                       trustee is         Desautels Faculty of Management,
                                       elected or         McGill University
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)     Trustee       Trustee since      Chief Executive Officer,           None
                                       2006. Serves       Quadriserv, Inc. (technology
                                       until a            products for securities lending
                                       successor          industry) (2008 - present);
                                       trustee is         Private investor (2004 - 2008);
                                       elected or         and Senior Executive Vice
                                       earlier            President, The Bank of New York
                                       retirement or      (financial and securities
                                       removal.           services) (1986 - 2004)
--------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret      Trustee       Trustee since      President and Chief Executive      Director of New America
(61)                                   2005. Serves       Officer, Newbury, Piret &          High Income Fund, Inc.
                                       until a            Company, Inc. (investment          (closed-end investment
                                       successor          banking firm)                      company)
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------
Stephen K. West (81)     Trustee       Trustee since      Senior Counsel, Sullivan &         Director, The Swiss
                                       2005. Serves       Cromwell LLP (law firm)            Helvetia Fund, Inc.
                                       until a                                               (closed-end investment
                                       successor                                             company)
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS:
--------------------------------------------------------------------------------------------------------------------------
Dorothy E.          Secretary          Since 2005.        Secretary of PIM-USA; Senior       None
Bourassa (61)                          Serves at the      Vice President- Legal of
                                       discretion of      Pioneer; Secretary/Clerk of most
                                       the Board          of PIM-USA's subsidiaries; and
                                                          Secretary of all of
                                                          the Pioneer Funds
                                                          since September 2003
                                                          (Assistant Secretary
                                                          from November 2000 to
                                                          September 2003)
--------------------------------------------------------------------------------------------------------------------------
Christopher J.      Assistant          Since 2005.        Associate General Counsel of       None
Kelley (45)         Secretary          Serves at the      Pioneer since January 2008 and
                                       discretion of      Assistant Secretary of all of
                                       the Board          the Pioneer Funds since
                                                          September 2003; Vice President
                                                          and Senior Counsel of Pioneer
                                                          from July 2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley     Treasurer          Since 2008.        Vice President-Fund Accounting,    None
(50)                                   Serves at the      Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Treasurer of all of
                                                          the Pioneer Funds
                                                          since March 2008;
                                                          Deputy Treasurer of
                                                          Pioneer from March
                                                          2004 to February 2008;
                                                          Assistant Treasurer of
                                                          all of the Pioneer
                                                          Funds from March 2004
                                                          to February 2008; and
                                                          Treasurer and Senior
                                                          Vice President, CDC
                                                          IXIS Asset Management
                                                          Services from 2002 to
                                                          2003
--------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti    Assistant          Since 2005.        Assistant Vice President-Fund      None
(44)                Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Assistant Treasurer
                                                          of all of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)  Assistant          Since 2005.        Fund Accounting Manager - Fund     None
                    Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Assistant Treasurer
                                                          of all of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
David F. Johnson    Assistant          Since 2009.        Fund Administration Manager -      None
(30)                Treasurer          Serves at the      Fund Accounting, Administration
                                       discretion of      and Controllership Services
                                       the Board          since November 2008 and
                                                          Assistant Treasurer of all of
                                                          the Pioneer Funds since January
                                                          2009; Client Service Manager -
                                                          Institutional Investor Services
                                                          at State Street Bank from March
                                                          2003 to March 2007
--------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm   Chief Compliance   Since 2007.        Chief Compliance Officer of        None
(50)                Officer            Serves at the      Pioneer since December 2006 and
                                       discretion of      of all the Pioneer Funds since
                                       the Board          January 2007; Vice President and
                                                          Compliance Officer, MFS
                                                          Investment Management (August
                                                          2005 to December 2006);
                                                          Consultant, Fidelity Investments
                                                          (February 2005 to July 2005);
                                                          Independent Consultant (July
                                                          1997 to February 2005)
--------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") is indirectly wholly owned by UniCredit S.p.A. ("UniCredit"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

                                BOARD COMMITTEES


During the most recent fiscal year, the Board of Trustees held 6 meetings. Each Trustee attended at least 75% of such meetings.


The Board of Trustees has an Audit Committee, a Governance Committee (formerly, the Independent Trustees Committee), a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

AUDIT

David R. Bock (Chair), Benjamin M. Friedman and Marguerite A. Piret

GOVERNANCE

David R. Bock, Mary K. Bush, Benjamin M. Friedman, Margaret B.W. Graham, Thomas
J. Perna, Marguerite A. Piret and Stephen K. West (Chair)

NOMINATING

Mary K. Bush (Chair), Benjamin M. Friedman, Margaret B.W. Graham and Marguerite
A. Piret

VALUATION

David R. Bock, Benjamin M. Friedman and Marguerite A. Piret (Chair)

POLICY ADMINISTRATION

Mary K. Bush, Thomas J. Perna (Chair), Margaret B.W. Graham and Stephen K. West


During the most recent fiscal year, the Audit, Governance, Nominating, Valuation, and Policy Administration Committees held 7, 6, 0, 4 and 5 meetings, respectively.


The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to, among other things:

o act as a liaison between the fund's independent registered public accounting firm and the full Board of Trustees of the fund;

o discuss with the fund's independent registered public accounting firm their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting; and

o ensure that the fund's independent registered public accounting firm submits on a periodic basis to the Committee a formal written statement delineating all relationships between the independent registered public accounting firm and Pioneer and its affiliates; actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm; and recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the independent registered public accounting firm's independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

The Governance Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The Amended and Restated Agreement and Declaration of Trust provides that no Trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Amended and Restated Agreement and Declaration of Trust requires the fund to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of the fund the full protection from liability that the law allows.

COMPENSATION OF OFFICERS AND TRUSTEES

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under "Annual Fees, Expense and Other Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

o each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

o the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the funds for the fees paid to the Interested Trustees.

See "Compensation of Officers and Trustees" in "Annual Fee, Expense and Other Information."

SALES LOADS. The fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.

OTHER INFORMATION

MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES. Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell, which acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $406,262 and $450,898 in each of 2007 and 2008.

SHARE OWNERSHIP. See "Annual Fee, Expense and Other Information" for information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.

PROXY VOTING POLICIES. Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners without charge at http://www.pioneerinvestments.com and on the SEC's website at http://www.sec.gov. The fund's "Proxy Voting Policies and Procedures" are attached as "Appendix B.

4. INVESTMENT ADVISER

The fund has entered into an amended and restated management agreement (hereinafter, the "management contract") with Pioneer, effective July 1, 2008, pursuant to which Pioneer continues to act as the fund's investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredit. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredit's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment

Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act. Pursuant to the management contract, Pioneer assumes no responsibility other than to render the services called for under the management contract, in good faith, and Pioneer will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the fund. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract. The management contract requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management contract, and except as specifically stated therein, Pioneer is not responsible for any of the fund's ordinary and extraordinary expenses.

ADVISORY FEE. As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.65% of the fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion, and 0.55% on assets over $5 billion. The fee is computed and accrued daily and paid monthly.

Prior to September 1, 2008, the fund's management fee was 0.75% of the fund's average daily net assets up to $1 billion and 0.70% on assets over $1 billion.

See the table in "Annual Fee, Expense and Other Information" for management fees paid to Pioneer during recently completed fiscal years.


EXPENSE LIMIT. Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, and brokerage commissions) to the extent required to reduce fund expenses to 1.25%, 2.15%, 2.15% and 0.90% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2012 for Class A shares and through January 1, 2011 for Class C and Class Y shares. Pioneer expects to continue its limitation of expenses unless the expense limit agreement with the fund is terminated pursuant to the terms of the expense limit agreement. There can be no assurance that Pioneer will extend the contractual expense limitation beyond the aforementioned dates. While in effect, the arrangement may be terminated for a class only by agreement of Pioneer and the Board of Trustees.


ADMINISTRATION AGREEMENT. The fund has entered into an amended and restated administration agreement with Pioneer, effective July 1, 2008, pursuant to which Pioneer continues to act as the fund's administrator, performing certain accounting, administration and legal services for the fund. Pioneer is reimbursed for its cost of providing such services. The cost of providing these services is based on direct costs and costs of overhead, subject to review by the Board of Trustees. See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services.

Under the terms of the amended and restated administration agreement with the fund, Pioneer pays or reimburses the fund for expenses relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any; (m) fees payable by the fund under management agreements and the administration agreement; and (n) extraordinary expenses. The fund shall also assume and pay any other expense that the fund, Pioneer or any other agent of the fund may incur not listed above that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.

POTENTIAL CONFLICTS OF INTEREST. The fund is managed by Pioneer, which also serves as investment adviser to other Pioneer mutual funds and other accounts (including separate accounts and unregistered products) with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

PERSONAL SECURITIES TRANSACTIONS. The fund, Pioneer, and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and certain of Pioneer's affiliates. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

5. PRINCIPAL UNDERWRITER AND DISTRIBUTION PLAN

PRINCIPAL UNDERWRITER

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.

The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plan (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables under "Annual Fee, Expense and Other Information" for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A and Class C shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution.

DISTRIBUTION PLAN. The fund has adopted a distribution plan (the "Distribution Plan") pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A and Class C shares. The fund has not adopted a distribution plan with respect to its Class Y shares.

For each Class that has adopted a Distribution Plan, fees under the Distribution Plan may be used to make payments to one or more principal underwriters, broker-dealers, financial intermediaries (which may include banks) and other parties that enter into a distribution, selling or service agreement with respect to the shares of such Class (each of the foregoing, a "Service Party"). The fund, its principal underwriter or other parties also may incur expenses in connection with the distribution or marketing and sales of the fund's shares that may be paid or reimbursed by the fund. The aggregate amount in respect of such fees and expenses with respect to each Class shall be the amount calculated at a percentage per annum of the average daily net assets attributable to such Class as set forth below:

            CLASS                          APPLICABLE PERCENTAGE PER ANNUM

           Class A                                      0.25%
           Class C                                      1.00%

Payments are made under the Distribution Plan for distribution services and other activities in respect of the sale of shares of the fund and to make payments for advertising, marketing or other promotional activity, and for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to Service Parties under the Distribution Plan for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided; provided, however, that the fees paid to a recipient with respect to a particular Class that may be used to cover expenses primarily intended to result in the sale of shares of that Class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under the Financial Industry Regulatory Authority ("FINRA") Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

The Distribution Plan also provides that the Service Parties may receive all or a portion of any sales charges paid by investors.

The Distribution Plan permits the fund to pay fees to the Service Parties as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Distribution Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to the Service Parties until the Distribution Plan or any related distribution agreement is terminated or not renewed. In that event, a Service Party's expenses in excess of fees received or accrued through the termination date will be such Service Party's sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Distribution Plan for the fund, the Trustees will review the Distribution Plan and the expenses for each Class within the fund separately. The fund may participate in joint distribution activities with other Pioneer funds. The costs associated with such joint distribution activities are allocated to a fund based on the number of shares sold.

The Distribution Plan also recognizes that Pioneer, PFD or any other Service Party may make payments for distribution-related expenses out of its own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the Service Parties may from time to time use their own resources for distribution-related services, in addition to the fees paid under the Distribution Plan. The Distribution Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Distribution Plan but not subject to the maximum amounts set forth above.

Under its terms, the Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan. The Distribution Plan may not be amended to increase materially the amount of the service and distribution fees without shareholder approval, and all material amendments of the Distribution Plan also must be approved by the Trustees, including all of the Independent Trustees, in the manner described above. The Distribution Plan may be terminated with respect to a Class of the fund at any time, without penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of such Class of the fund (as defined in the 1940 Act).

See "Annual Fee, Expense and Other Information" for fund expenses under the Distribution Plan paid to PFD for the most recently completed fiscal year.

CLASS C SHARES. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

6. SHAREHOLDER SERVICING/TRANSFER AGENT

The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $24.75 for each shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.

7. CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

8. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, the fund's independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation with respect to filings with the SEC.

9. PORTFOLIO MANAGEMENT

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of August 31, 2009. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


-----------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF
                                                                                 ACCOUNTS MANAGED   ASSETS MANAGED
                                                                                 FOR WHICH          FOR WHICH
NAME OF PORTFOLIO                          NUMBER OF         TOTAL ASSETS        ADVISORY FEE IS    ADVISORY FEE IS
MANAGER               TYPE OF ACCOUNT      ACCOUNTS MANAGED  MANAGED             PERFORMANCE-BASED  PERFORMANCE-BASED
-----------------------------------------------------------------------------------------------------------------------
Diego Franzin         Other Registered     1                 $   24,114,000      N/A                N/A
                      Investment
                      Companies
-----------------------------------------------------------------------------------------------------------------------
                      Other Pooled         14                $9,659,728.000      N/A                N/A
                      Investment Vehicles
-----------------------------------------------------------------------------------------------------------------------
                      Other Accounts       0                 $            0      N/A                N/A
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF
                                                                                 ACCOUNTS MANAGED   ASSETS MANAGED
                                                                                 FOR WHICH          FOR WHICH
NAME OF PORTFOLIO                          NUMBER OF         TOTAL ASSETS        ADVISORY FEE IS    ADVISORY FEE IS
MANAGER               TYPE OF ACCOUNT      ACCOUNTS MANAGED  MANAGED             PERFORMANCE-BASED  PERFORMANCE-BASED
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
John Peckham          Other Registered     2                 $   86,409,000      N/A                N/A
                      Investment
                      Companies
                      -------------------------------------------------------------------------------------------------
                      Other Pooled         4                 $1,919,838,000      N/A                N/A
                      Investment Vehicles
                      -------------------------------------------------------------------------------------------------
                      Other Accounts       0                 $            0      N/A                N/A
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF
                                                                                 ACCOUNTS MANAGED   ASSETS MANAGED
                                                                                 FOR WHICH          FOR WHICH
NAME OF PORTFOLIO                          NUMBER OF         TOTAL ASSETS        ADVISORY FEE IS    ADVISORY FEE IS
MANAGER               TYPE OF ACCOUNT      ACCOUNTS MANAGED  MANAGED             PERFORMANCE-BASED  PERFORMANCE-BASED
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Ashesh Savla           Other Registered     1                $   24,114,000      N/A                 N/A
                       Investment
                       Companies
                      -------------------------------------------------------------------------------------------------
                       Other Pooled         4                $  370,845,000      N/A                 N/A
                       Investment Vehicles
                      -------------------------------------------------------------------------------------------------
                       Other Accounts       0                $            0      N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------


POTENTIAL CONFLICTS OF INTEREST. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

      o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

      o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

      o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

      o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

      o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

      o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Russell 1000 Growth Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

      o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.


      o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGERS. The following table indicates as of August 31, 2009 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

NAME OF PORTFOLIO MANAGER                      BENEFICIAL OWNERSHIP OF THE FUND*
--------------------------------------------------------------------------------
Diego Franzin                                  B
--------------------------------------------------------------------------------
John Peckham                                   A
--------------------------------------------------------------------------------
Ashesh Savla                                   A
--------------------------------------------------------------------------------


* Key to Dollar Ranges

A. None

B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. $100,001 - $500,000
F. $500,001 - $1,000,000
G. Over $1,000,000

10. PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain overall best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund's total operating expenses. Pursuant to third-party brokerage arrangements, the fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund's fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund's operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the fund's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See "Financial highlights" in the prospectus(es).

See the table in "Annual Fee, Expense and Other Information" for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

11. DESCRIPTION OF SHARES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.


The fund is a series of Pioneer Series Trust V, a Delaware statutory trust (the "Trust"). The Trustees have authorized the issuance of the following classes of shares of the fund, designated as Class A shares, Class B shares, Class C shares, Class R shares and Class Y shares. Class B and Class R shares have not been issued as of the date of this statement of additional information. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

The Trust

The Trust's operations are governed by the Amended and Restated Agreement and Declaration of Trust, dated as of July 1, 2008 (referred to in this section as the declaration). A copy of the Trust's Certificate of Trust dated as of October 12, 2005, as amended, is on file with the office of the Secretary of State of Delaware.

Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the board or by a majority of the outstanding shareholders of the Trust.

Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the Trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder's shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

Small Accounts

The declaration provides that the fund may close out a shareholder's account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of the fund and requires a fund to indemnify a shareholder against liability arising solely from the shareholder's ownership of shares in the fund. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that no trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires the fund to indemnify each trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of the fund the full protection from liability that the law allows.

The declaration provides that the appointment or designation of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment shall not impose any heightened standard of care or liability on such trustee.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund's trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund's costs, including attorneys' fees.

The declaration further provides that the fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Boston, Massachusetts, or if not permitted to be brought in federal court, then in state court in Boston, Massachusetts, and that shareholders have no right to jury trial for such actions.

12. SALES CHARGES

The fund continuously offers the following classes of shares: Class A, Class C and Class Y shares, as described in the prospectus. The fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectus.

CLASS A SHARE SALES CHARGES

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                    SALES CHARGE AS A % OF
                                    ----------------------
                                    OFFERING    NET AMOUNT     DEALER
AMOUNT OF PURCHASE                  PRICE       INVESTED       REALLOWANCE

Less than $50,000                   5.75        6.10           5.00
$50,000 but less than $100,000      4.50        4.71           4.00
$100,000 but less than $250,000     3.50        3.63           3.00
$250,000 but less than $500,000     2.50        2.56           2.00
$500,000 or more                    0.00        0.00           see below

The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned,

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provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.

No sales charge is payable at the time of purchase on investments of $500,000 or more, or for purchases by participants in employer-sponsored retirement plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

ACCOUNTS OTHER THAN EMPLOYER-SPONSORED RETIREMENT PLANS
1.00%             Up to $4 million
0.50%             Next $46 million
0.25%             Over $50 million

EMPLOYER-SPONSORED RETIREMENT PLANS
0.50%             Up to $50 million
0.25%             Over $50 million

These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by employer-sponsored retirement plans with at least $500,000 in total plan assets (or that has 1,000 or more eligible participants for employer-sponsored retirement plans with accounts established with Pioneer on or before March 31,
2004) will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase.

LETTER OF INTENT ("LOI"). Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PIMSS within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PIMSS, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PIMSS your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI. Any share class for which no sales charge is paid cannot be included under the LOI.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount that would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

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

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PIMSS, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

CLASS C SHARES

You may buy Class C shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.

In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the longest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

CLASS Y SHARES

No front-end, deferred or asset based sales charges are applicable to Class Y shares.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Pioneer or one or more of its affiliates (collectively, "Pioneer Affiliates") may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Pioneer funds. Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Pioneer funds. These additional payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Pioneer funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Pioneer negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Pioneer Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary's costs. In this context, "financial intermediary" includes any broker, dealer, bank (including bank trust departments), insurance

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

company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with a Pioneer Affiliate.

A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pioneer funds over other mutual funds or cooperate with the distributor's promotional efforts. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary's willingness to support the sale of the Pioneer funds through the financial intermediary's distribution system. Pioneer Affiliates are motivated to make the payments described above since they promote the sale of Pioneer fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients' accounts, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the funds with respect to those assets.

REVENUE SHARING PAYMENTS. Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Pioneer funds. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary's sales system, participation by the intermediary in the distributor's marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force), placement on the financial intermediary's preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its "shelf space"). Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

The revenue sharing payments Pioneer Affiliates make may be calculated on sales of shares of Pioneer funds ("Sales-Based Payments"); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.25% per annum of those assets. Such payments also may be calculated on the average daily net assets of the applicable Pioneer funds attributable to that particular financial intermediary ("Asset-Based Payments"); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.15% per annum of those assets. Sales-Based Payments primarily create incentives to make new sales of shares of Pioneer funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Pioneer funds in investor accounts. Pioneer Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pioneer Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

OTHER PAYMENTS. From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Pioneer funds. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

As of January 1, 2009, Pioneer anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the fund's prospectuses and statement of additional information:

A.G. Edwards & Sons Inc.
AIG VALIC
Ameriprise Financial Services, Inc.
Associated Securities Corp.
AXA Advisors, LLC
Charles Schwab & Co., Inc.
Chevy Chase Securities, Inc.
Citigroup Global Markets Inc.
Commonwealth Financial Network
D.A. Davidson & Co.
Ferris, Baker Watts Inc.
Fidelity Brokerage Services LLC
First Clearing, LLC
First Command Financial Planning, Inc.
H&R Block Financial Advisors, Inc.
Hartford Securities Distribution Company, Inc.
Hewitt Financial Services LLC
ING
J.J.B. Hilliard, W.L Lyons, Inc.
Janney Montgomery Scott LLC
Jefferson National Securities Corporation
Legend Equities Corporation
Lincoln Investment Planning, Inc.
LPL Financial Corp.
Merrill Lynch & Co., Inc.
Mesirow Financial, Inc.
MetLife Securities Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley & Co., Inc.
Mutual of Omaha Investor Services, Inc.
Mutual Service Corporation
N.I.S. Financial Services, Inc.

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

National Financial Services LLC
Nationwide Securities, Inc.
Northwestern Investment Services, LLC
OneAmerica Securities, Inc.
Oppenheimer & Co., Inc.
Pershing LLC
PFS Investments Inc
Prudential Financial
Primevest Financial Services, Inc.
Raymond James Financial Services, Inc.
RBC Dain Rauscher Inc.
Ridge Clearing & Outsourcing Solutions, Inc.
Robert W. Baird & Co., Inc.
Scott and Stringfellow, Inc.
Scottrade, Inc.
Securities America, Inc.
Southwest Securities, Inc.
Sterne Agee & Leach, Inc.
Stifel Nicholas & Company, Inc.
Symetra Investment Services, Inc.
UBS Financial Services Inc.
Wachovia Securities
Waterstone Financial Group, Inc.
Wells Fargo Investments, LLC

Please contact your financial intermediary for details about any payments it receives from Pioneer Affiliates or the funds, as well as about fees and/or commissions it charges.

13. REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

SYSTEMATIC WITHDRAWAL PLAN(S) ("SWP") (CLASS A, B, AND C SHARES). A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class C share accounts are limited to 10% of the value of the

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

account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.

REINSTATEMENT PRIVILEGE (CLASS A SHARES). Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

14. TELEPHONE AND ONLINE TRANSACTIONS

You may purchase, exchange or sell Class A or Class C shares by telephone or online. Class Y shares may not be purchased by telephone, and Class Y shareowners are not eligible for on line transaction privileges. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. (Class Y account holders should contact Pioneer's Group Plans Department at 1-800-665-8839 between 9:00 a.m. and 5:30 p.m.) Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFone(SM)"). YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE OR ONLINE TRANSACTION.

TELEPHONE TRANSACTION PRIVILEGES. To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

ONLINE TRANSACTION PRIVILEGES. If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:

o     For new accounts, complete the online section of the account application

o For existing accounts, complete an account options form, write to the transfer agent or complete the

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

      online authorization screen on www.pioneerinvestments.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

TELEPHONE AND WEBSITE ONLINE ACCESS. You may have difficulty contacting the fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access www.pioneerinvestments.com or to reach the fund by telephone, you should communicate with the fund in writing.

FACTFONE(SM). FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone(SM) allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). Call PIMSS for assistance.

FactFone(SM) allows shareholders to hear the following recorded fund information:

      o     net asset value prices for all Pioneer mutual funds;

      o     annualized 30-day yields on Pioneer's fixed income funds;

      o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and

      o dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFone(SM) represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of each class of shares (except for Pioneer Cash Reserves Fund, Pioneer Institutional Money Market Fund, Pioneer Tax Free Money Market Fund and Pioneer Treasury Reserves Fund, which each seek to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

15. PRICING OF SHARES

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The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

The fund generally values its portfolio securities using closing market prices or readily available market quotations, or, when closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities in accordance with procedures approved by the fund's Trustees. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. The fund also may use fair value pricing methods to value its securities, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund. In connection with making fair value determinations of the value of fixed income securities, the fund's Trustees may use a pricing matrix. The prices used for these securities may differ from the amounts received by the fund upon sale of the securities, and these differences may be substantial. Cash equivalent securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class C and Class Y shares are offered at net asset value without the imposition of an initial sales charge (Class C shares may be subject to a CDSC).

16. TAX STATUS

The fund is treated as a separate entity for U.S. federal income tax purposes. The fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, (i)

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

derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or
(3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the "check-the-box" regulations) will generally pass through to the fund. Consequently, in order to qualify as a regulated investment company, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain. If, for any taxable year, the fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund generally distributes any net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

Unless a shareholder specifies otherwise, all distributions from the fund to that shareholder will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, if so designated by the fund and certain other conditions are met, as "qualified dividend income," taxable to individual and certain other noncorporate shareholders at a maximum 15% U.S. federal income tax rate.

Dividend income distributed to individual and certain other noncorporate shareholders will qualify for the maximum 15% U.S. federal income tax rate on dividends to the extent that such dividends are attributable to "qualified dividend income." Qualified dividend income generally means dividend income received from the fund's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders. Dividends received by the fund from REITs generally are not expected to qualify for treatment as qualified dividend income. If 95% or more of the fund's gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the fund may designate all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose.


A dividend that is attributable to qualified dividend income of the fund that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.


Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Certain dividends received by the fund from U.S. corporations (generally, dividends received by the fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and designated by the fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.


Distributions from net capital gains, if any, that are designated as capital gain dividends by the fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual and certain other noncorporate shareholders generally will qualify for reduced U.S. federal income tax rates (currently, a maximum rate of 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets) on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders. Under current law, the reduced maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will not apply in taxable years beginning after December 31, 2010.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.


Although dividends generally will be treated as distributed when paid, any dividend declared by the fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated for certain purposes as paid by the fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company's undistributed income and gain subject to the 4% excise tax described above, such "spilled back" dividends are treated as paid by the regulated investment company when they are actually paid.


For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. See "Annual Fee, Expense and Other

Information" for the fund's available capital loss carryforwards. The fund may not carry forward any losses other than net capital losses.


At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or to undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.


Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Gain may be increased (or loss reduced) upon a redemption of Class A shares of the fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment), without payment of an additional sales charge, of Class A shares of the fund or of another Pioneer fund (or any other shares of a Pioneer fund generally sold subject to a sales charge).

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions, or on sales or exchanges of fund shares unless the fund shares are "debt-financed property" within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S.

federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the fund.

A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test.


If the fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation's assets (computed based on average fair market value) either produce or are held for the production of passive income ("passive foreign investment companies"), the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A "qualified electing fund" election or a "mark to market" election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for the fund to make a qualified electing fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.


The fund may invest in or hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Federal income tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

The fund is required to withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with certain IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the fund (other than, for taxable years of the fund beginning on or before December 31, 2009, certain dividends designated by the fund as (i) interest-related dividends, to the extent such dividends are derived from the fund's "qualified net interest income," or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund's "qualified short-term gain") or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. "Qualified net interest income" is the fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States. The fund does not expect to be a "U.S. real property holding corporation" as defined in Section 897(c)(2) of the Code. If the fund were to be classified as a U.S. real property holding corporation (or if it would be so classified, were it not for certain exceptions), then distributions made by the fund to non-U.S. shareholders might be subject to U.S. federal withholding tax, and non-U.S. shareholders might be required to file U.S. federal income tax returns to report distributions received from the fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

If, as anticipated, the fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

17. FINANCIAL STATEMENTS


The fund's financial statements and financial highlights for the fiscal year ended August 31, 2009 appearing in the fund's annual report, filed with the SEC on October 30, 2009 (Accession No. 0001341256-09-000034) are incorporated by reference into this statement of additional information. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.


The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

18. ANNUAL FEE, EXPENSE AND OTHER INFORMATION

--------------------------------------------------------------------------------
PORTFOLIO TURNOVER

--------------------------------------------------------------------------------
The fund's annual portfolio turnover rate for the fiscal years ended August 31,

--------------------------------------------------------------------------------
2009                                                          2008


--------------------------------------------------------------------------------
106%                                                          92%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SHARE OWNERSHIP


--------------------------------------------------------------------------------
As of November 30, 2009, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of November 30, 2009:

RECORD HOLDER                                    SHARE CLASS             NUMBER OF SHARES        % OF CLASS
----------------------------------------------------------------------------------------------------------------------
Pioneer Funds Distributor Inc.                   Class A                 55,399.142              73.80
Attn: Corporate Accounting                       Class C                 25,667.351              87.65
60 State Street
Boston, MA  02109-1800
----------------------------------------------------------------------------------------------------------------------
PIM SEP IRA                                      Class A                 8,108.391               10.80
Custodian for Kerry Slone
2338 KY Route 1750
East Point, KY  41216-9040
----------------------------------------------------------------------------------------------------------------------
PIM-USA 401(k)                                   Class A                 5,821.287               7.76
Trustee for Edumed LLC
Safwan Badr
4801 Walnut Lake Road
West Bloomfield, MI  48323-2452
----------------------------------------------------------------------------------------------------------------------
PIM-USA 401(k)                                   Class C                 1,664.511               5.68
Trustee for Jerry T. Butz
Jerry T. Butz
114 Wateree Drive
Santee, SC  29142-9308
----------------------------------------------------------------------------------------------------------------------
Brown Brothers Harriman & Co.,                   Class Y                 504,983.746             15.42
   as Custodian
525 Washington Blvd.
Jersey City, NJ  07310-1606
----------------------------------------------------------------------------------------------------------------------
Brown Brothers Harriman & Co. ,                  Class Y                 734,607.447             22.43
   as  Custodian
525 Washington Blvd.
Jersey City, NJ  07310-1606
----------------------------------------------------------------------------------------------------------------------
Brown Brothers Harriman & Co.,                   Class Y                 501,512.701             15.31
   as Custodian
525 Washington Blvd.
Jersey City, NJ  07310-1606
----------------------------------------------------------------------------------------------------------------------
Brown Brothers Harriman & Co.,                   Class Y                 778,585.039             23.77
   as Custodian
525 Washington Blvd.
Jersey City, NJ  07310-1606
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Brown Brothers Harriman & Co.,                   Class Y                 603,700.034             18.43
   as Custodian
525 Washington Blvd.
Jersey City, NJ  07310-1606
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TRUSTEE OWNERSHIP OF SHARES OF THE FUND AND OTHER PIONEER FUNDS

--------------------------------------------------------------------------------
The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2008. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2008. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2008. The dollar ranges in this table are in accordance with SEC requirements.


----------------------------------------------------------------------------------------------------------
                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                 SECURITIES IN ALL REGISTERED INVESTMENT
                                     DOLLAR RANGE OF EQUITY      COMPANIES OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE                      SECURITIES IN THE FUND      PIONEER FAMILY OF FUNDS
----------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.                                     None                                 Over $100,000
----------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury                                    None                                 Over $100,000
----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------
David R. Bock                                          None                                 Over $100,000
----------------------------------------------------------------------------------------------------------
Mary K. Bush                                           None                                 Over $100,000
----------------------------------------------------------------------------------------------------------
Benjamin M. Friedman                                   None                               $10,001-$50,000
----------------------------------------------------------------------------------------------------------
Margaret B.W. Graham                                   None                            $50,001 - $100,000
----------------------------------------------------------------------------------------------------------
Thomas J. Perna                                        None                                 Over $100,000
----------------------------------------------------------------------------------------------------------
Marguerite A. Piret                                    None                                 Over $100,000
----------------------------------------------------------------------------------------------------------
Stephen K. West                                        None                                 Over $100,000
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------


COMPENSATION OF OFFICERS AND TRUSTEES

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.

                                                         PENSION OR

                                   AGGREGATE             RETIREMENT BENEFITS    TOTAL COMPENSATION FROM
                                   COMPENSATION FROM     ACCRUED AS PART OF     THE FUND AND OTHER PIONEER
NAME OF TRUSTEE                    FUND**                FUND EXPENSES          FUNDS**
INTERESTED TRUSTEES:
John F. Cogan, Jr.*                $          200.00     $              0.00    $                31,100.00
Daniel K. Kingsbury                $            0.00     $              0.00    $                     0.00
INDEPENDENT TRUSTEES:
David R. Bock                      $        1,000.00     $              0.00    $               189,544.87
Mary K. Bush                       $        1,000.00     $              0.00    $               194,500.01
Benjamin M. Friedman+              $        1,000.00     $              0.00    $               153,600.01
Margaret B.W. Graham               $        1,000.00     $              0.00    $               213,500.01
Thomas J. Perna                    $        1,000.00     $              0.00    $               206,045.10
Marguerite A. Piret                $        1,000.00     $              0.00    $               224,400.01
Stephen K. West                    $        1,000.00     $              0.00    $               123,084.11
John Winthrop++                    $          250.00     $              0.00    $                84,050.00
                                   -----------------     -------------------    --------------------------
Total                              $        7,450.00     $              0.00    $             1,419,824.12


      * Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.

      ** For the fiscal year ended August 31, 2009. As of August 31, 2009, there were 67 U.S. registered investment portfolios in the Pioneer Family of Funds.

      +     Dr. Friedman became a Trustee on May 13, 2008.

      ++    Mr. Winthrop resigned as Trustee effective September 9, 2008.

APPROXIMATE MANAGEMENT FEES THE FUND PAID OR OWED PIONEER

The following table shows the dollar amount of gross investment management fees incurred by the fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any. The data is for the past three fiscal years or shorter period if the fund has been in operation for a shorter period.

FOR THE FISCAL YEARS ENDED AUGUST 31,


                   2009              2008              2007
Gross Fee          $ 59,968          $ 4,819           $ 4,297
Incurred
Net Fee Paid       $ 59,968          $ 4,819           $ 4,297


FEES THE FUND PAID TO PIONEER UNDER THE ADMINISTRATION AGREEMENT


FOR THE FISCAL YEARS ENDED AUGUST 31,
2009                                       2008                  2007
$3,858
                                           $145                  $129

--------------------------------------------------------------------------------
UNDERWRITING EXPENSES AND COMMISSIONS

--------------------------------------------------------------------------------
FOR THE FISCAL YEARS ENDED AUGUST 31,

--------------------------------------------------------------------------------
                              2009            2008            2007
--------------------------------------------------------------------------------
Approximate Net               $    220        $      0        $      0
Underwriting Expenses
Retained by PFD
--------------------------------------------------------------------------------
Approximate Commissions       $  1,248        $      0        $      0
Reallowed to Dealers
(Class A shares)
--------------------------------------------------------------------------------
Approximate Commissions       $      0        $      0        $      0
Reallowed to Dealers
(Class C shares)
--------------------------------------------------------------------------------
Approximate Brokerage and     $ 31,856        $    954        $    584
Underwriting Commissions
(Portfolio Transactions)
--------------------------------------------------------------------------------


FUND EXPENSES UNDER THE DISTRIBUTION PLAN

FOR THE FISCAL YEAR ENDED AUGUST 31, 2009


                COMBINED PLAN           CLASS A SHARES      CLASS C SHARES
                $       3,295           $        1,273      $        2,022


An estimate by category of the allocation of fees paid by each class of shares of the fund during the fiscal year ended August 31, 2009 is set forth in the following table:

ALLOCATION OF FUND EXPENSES UNDER THE DISTRIBUTION PLAN

--------------------------------------------------------------------------------
              Payments to
              Servicing                       Sales        Printing
              Parties(1)      Advertising     Meetings     And Mailing    Total
--------------------------------------------------------------------------------
Class A       275             14              37           43             369
--------------------------------------------------------------------------------
Class C       676             4               11           13             704
--------------------------------------------------------------------------------

(1) Payments to Servicing Parties include Pioneer Funds Distributor, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the fund (annualized for the period ending September 30, 2009).

--------------------------------------------------------------------------------
CDSCS

--------------------------------------------------------------------------------
During the fiscal year ended August 31, 2009, the following CDSCs were paid to
PFD:


--------------------------------------------------------------------------------
$0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CAPITAL LOSS CARRYFORWARDS AS OF AUGUST 31, 2009

--------------------------------------------------------------------------------
At August 31, 2009, the fund had the following net capital loss carryforward:


--------------------------------------------------------------------------------
$0
--------------------------------------------------------------------------------

19. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS(1)

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") SHORT-TERM PRIME
RATINGS:

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

DESCRIPTION OF MOODY'S DEBT RATINGS:

AAA: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

BA: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

----------
(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

CAA: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers "1", "2", and "3" to each generic rating classification from "Aa" through "Caa". The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

      o Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

      o     Notes allowing for negative coupons, or negative principal;

      o Notes containing any provision that could obligate the investor to make any additional payments;

      o     Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS:

Issue credit ratings are based, in varying degrees, on the following considerations:

      o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      o     Nature of and provisions of the obligation;

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A "C" rating is assigned to obligations that are currently highly vulnerable to non-payment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, a "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS:

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

20. APPENDIX B

                                  PROXY VOTING


POLICY

Each of Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc. (collectively, "Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will seek to vote all proxies in accordance with this policy, which are presented in a timely manner.

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received in a timely manner will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group. Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

APPLICABILITY

Pioneer's Proxy Voting policy and related procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. The Proxy Voting policies and procedures summarize Pioneer's position on a number of issues for which proxies may be solicited. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios or proxy events involving closed-end Funds. Because of the special issues associated with proxy solicitations by closed-end Funds, shares of closed-end Funds will be voted by Pioneer on a case-by-case basis.

PURPOSE

The overriding goal of Pioneer's Proxy Voting Procedure is that proxies for all United States ("US") and non-US companies that are received in a timely manner will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us, or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredit S.p.A. ("UniCredit").


Any questions about these policies and procedures should be directed to Pioneer's Director of Investment Operations (the "Proxy Coordinator").


                                   PROCEDURES


PROXY VOTING SERVICE


Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.


PROXY COORDINATOR


The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Chief Legal Officer or his or her designee whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).


REFERRAL ITEMS


The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Pioneer's proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Head of Portfolio Management U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

SECURITIES LENDING


In accordance with industry standards proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.


SHARE-BLOCKING


"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.


DISCLOSURE


Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.


PROXY VOTING OVERSIGHT GROUP


The members of the Proxy Voting Oversight Group include Pioneer's: Head of Portfolio Management U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance Officer of the Adviser and Funds. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.


AMENDMENTS

Pioneer may not amend its Proxy Voting Policies and Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A. ("PGAM").

FILING FORM N-PX

The Proxy Coordinator and the Regulatory Compliance Manager are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

COMPLIANCE FILES N-PX.

The Compliance department will ensure that a corresponding Form N-PX exists for each Pioneer registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Pioneer record keeping policies.

PROXY VOTING GUIDELINES

ADMINISTRATIVE

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

      o     Corporate name change.

      o     A change of corporate headquarters.

      o     Stock exchange listing.

      o     Establishment of time and place of annual meeting.

      o     Adjournment or postponement of annual meeting.

      o     Acceptance/approval of financial statements.

      o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

      o     Approval of minutes and other formalities.

      o Authorization of the transferring of reserves and allocation of income.

      o     Amendments to authorized signatories.

      o     Approval of accounting method changes or change in fiscal year-end.

      o     Acceptance of labor agreements.

      o     Appointment of internal auditors.


Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items that maybe inconsistent, in its view, with Pioneer's goal of supporting the value of client's portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.


AUDITORS

We normally vote for proposals to:


      o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.


      o     Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

      o     Seek bids from other auditors.

      o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

      o     Indemnify auditors.

      o Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS


On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.


GENERAL BOARD ISSUES

Pioneer will vote for:

      o Audit, compensation and nominating committees composed of independent directors exclusively.


      o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.


      o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

      o     Election of an honorary director.

We will vote against:

      o     Minimum stock ownership by directors.

      o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

      o Requirements for union or special interest representation on the board.

      o     Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

      o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:


      o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.


      o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

      o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

      o Directors who appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:


      o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).


      o     Contested election of directors.

      o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

      o     Mandatory retirement policies.

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

      o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

      o Precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with affirmative majority of votes

      o cast, provided that the resolutions allow for plurality voting in cases of contested elections.

TAKEOVER-RELATED MEASURES


Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high. Pioneer will vote for:


      o     Cumulative voting.

      o     Increase ability for shareholders to call special meetings.

      o     Increase ability for shareholders to act by written consent.

      o     Restrictions on the ability to make greenmail payments.

      o     Submitting rights plans to shareholder vote.

      o     Rescinding shareholder rights plans ("poison pills").

      o     Opting out of the following state takeover statutes:

                  - Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

                  - Control share cash-out provisions, which require large holders to acquire shares from other holders

                  - Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control

                  - Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

                  - Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

                  -     Fair price provisions.

                  -     Authorization of shareholder rights plans.

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                  -     Labor protection provisions.

                  -     Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:


      o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

      o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.


      o     Proposals that allow shareholders to nominate directors.

We will vote against:

      o Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.


      o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.


      o     Classes of shares with unequal voting rights.

      o     Supermajority vote requirements.

      o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

      o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

      o     Extension of advance notice requirements for shareholder proposals.

      o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

      o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

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CAPITAL STRUCTURE


Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.


Pioneer will vote for:

      o     Changes in par value.

      o     Reverse splits, if accompanied by a reduction in number of shares.

      o Shares repurchase programs, if all shareholders may participate on equal terms.

      o     Bond issuance.

      o     Increases in "ordinary" preferred stock.

      o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

      o     Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

      o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.


      o Increase in authorized common stock. We will make a determination considering, among other factors:


                  -     Number of shares currently available for issuance;


                  - Size of requested increase (we would normally approve increases of up to 100% or current authorization);

                  - Proposed use of the proceeds from the issuance of additional shares, and


                  - Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).


      o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.


      o     Proposals to submit private placements to shareholder vote.

      o     Other financing plans.

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We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION


Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose. Pioneer will vote for:


      o     401(k) benefit plans.


      o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.


      o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

                  -     Amendments to performance plans to conform with OBRA;

                  - Caps on annual grants or amendments of administrative features;


                  -     Adding performance goals, and


                  -     Cash or cash and stock bonus plans.

      o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

      o     Require that option repricing be submitted to shareholders.

      o     Require the expensing of stock-option awards.

      o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

      o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

      o Shareholder proposals seeking additional disclosure of executive and director pay information.


      o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:


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                  -     The program must be of a reasonable size. We will
                        approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                                 Dilution = (A + B + C) / (A + B + C + D), where A = Shares reserved for plan/amendment, B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

                  -     The plan must not:

                        - Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval

                        - Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments

                  - We are generally in favor of proposals that increase participation beyond executives.

                  - We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

                  - We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

                  - We generally support proposals asking companies to adopt stock holding periods for their executives.

      o     All other employee stock purchase plans.

      o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

      o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

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

      o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

      o     Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

      o     Limits on executive and director pay.

      o     Stock in lieu of cash compensation for directors.

CORPORATE GOVERNANCE

Pioneer will vote for:

      o     Confidential Voting.

      o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

      o Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:


      o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

      o Bundled proposals. We will evaluate the overall impact of the proposal.


      o     Adopting or amending the charter, bylaws or articles of association.

      o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

      o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

      o     Limitations on stock ownership or voting rights.

      o     Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS

Pioneer will vote on the following and similar issues on a case-by-case basis:

      o     Mergers and acquisitions.

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      o     Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

      o     Debt restructurings.

      o     Conversion of securities.


      o     Issuance of shares to facilitate a merger.


      o     Private placements, warrants, convertible debentures.

      o Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS


Many of our portfolios may invest in shares of closed-end funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues. Pioneer will vote for:


      o     Establishment of new classes or series of shares.

      o     Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:


      o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.


      o     Approval of new or amended advisory contracts.

      o     Changes from closed-end to open-end format.

      o     Authorization for, or increase in, preferred shares.

      o     Disposition of assets, termination, liquidation, or mergers.

      o Classified boards of closed-end funds, but will typically support such proposals.

SOCIAL ISSUES


Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:


      o Conduct studies regarding certain issues of public concern and interest;

      o Study the feasibility of the company taking certain actions with regard to such issues; or

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

      o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.


We believe these issues are important and should receive management attention. Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

AVOIDING CONFLICTS OF INTEREST

Pioneer addresses potential material conflicts of interest by having a predetermined proxy voting policy. The Proxy Voting Oversight Group is responsible for monitoring potential conflicts of interest in connection with the voting of proxies on behalf of the Pioneer Funds and other clients. For those proposals that are determined to present a material conflict of interest, the Proxy Voting Oversight Group will follow additional procedures, which may include consulting with the Board of Trustees in matters concerning the Pioneer Funds.

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:


      o An affiliate of Pioneer, such as another company belonging to the UniCredit S.p.A. banking group (a "UniCredit Affiliate");

      o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

      o An issuer of a security for which UniCredit has informed Pioneer that a UniCredit Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

      o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.


Pioneer will abstain from voting shares of UniCredit Group, unless otherwise directed by a client. In addition, the Proxy Coordinator will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of the Adviser and Funds. The Proxy Voting Oversight Group will review each item referred to Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller's and Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

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

SUPERVISION

ESCALATION


It is each associate's responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Chief Compliance Officer of the Advisor and the Funds if he or she becomes aware of any possible deviation from this policy and procedure that may disadvantage a client or Fund.


TRAINING


Pioneer conducts periodic training on the Proxy Voting Policy and Procedure. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.


RELATED POLICIES AND PROCEDURES


Pioneer's Investment Management, Inc. Books and Records Policy and the Books and Records of the Pioneer Funds' Policy.


RECORD KEEPING


The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

      o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

      o     Retains a record of the vote cast;

      o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

      o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

      o     A record memorializing the basis for each referral vote cast;

      o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

      o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file in accordance with applicable regulations.


RELATED REGULATIONS


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Form N-1A, ICA Rule 30b1-4, Rule 31a 1-3, Rule 38a-1 & IAA 206 (4) -6, 204 -2


ADOPTED BY THE PIONEER FUNDS' BOARD OF TRUSTEES


October 5, 2004


EFFECTIVE DATE


October 5, 2004


REVISION DATE


March 2008

                         PIONEER DISCIPLINED VALUE FUND
                            (PIONEER SERIES TRUST V)
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION


           CLASS A (SERSX), CLASS C (PRVCX) AND CLASS Y (PRUYX) SHARES


                                DECEMBER 31, 2009

This statement of additional information is not a prospectus. It should be read in conjunction with the funds' Class A, Class C and Class Y shares prospectus dated December 31, 2009, as supplemented or revised from time to time. A copy of the prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the funds at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the prospectus from our website at: www.pioneerinvestments.com. The fund's financial statements for the fiscal year ended August 31, 2009, including the independent registered public accounting firm's report thereon, are incorporated into this statement of additional information by reference.

                                TABLE OF CONTENTS

                                                                            Page

1.       Fund History......................................................    2
2.       Investment Policies, Risks and Restrictions.......................    2
3.       Trustees and Officers.............................................   29
4.       Investment Adviser................................................   36
5.       Principal Underwriter and Distribution Plan.......................   39
6.       Shareholder Servicing/Transfer Agent..............................   41
7.       Custodian.........................................................   41
8.       Independent Registered Public Accounting Firm.....................   42
9.       Portfolio Management..............................................   42
10.      Portfolio Transactions............................................   46
11.      Description of Shares.............................................   47
12.      Sales Charges.....................................................   50
13.      Redeeming Shares..................................................   55
14.      Telephone and Online Transactions.................................   56
15.      Pricing of Shares.................................................   58
16.      Tax Status........................................................   59
17.      Financial Statements..............................................   65
18.      Annual Fee, Expense and Other Information.........................   66
19.      Appendix A - Description of Short-Term Debt, Corporate Bond and
         Preferred Stock Ratings...........................................   71
20.      Appendix B - Proxy Voting Policies and Procedures.................   76

1.    FUND HISTORY


The fund is a diversified series of Pioneer Series Trust V (the "Trust"), an open-end management investment company organized as a Delaware statutory trust on October 12, 2005. Prior to April 1, 2009, the fund was known as Pioneer Research Value Fund. Prior to July 16, 2008, the fund was known as Pioneer Select Research Value Fund. Pioneer Investment Management, Inc. ("Pioneer") is the fund's investment adviser.


2.    INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectus and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

EQUITY SECURITIES AND RELATED INVESTMENTS

INVESTMENTS IN EQUITY SECURITIES

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the fund.

WARRANTS AND STOCK PURCHASE RIGHTS

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

PREFERRED SHARES

The fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

INVESTMENTS IN INITIAL PUBLIC OFFERINGS

To the extent consistent with its investment objective, the fund may invest in initial public offerings ("IPOs") of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the fund's investment performance. The fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as the fund's portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.

NON-U.S. INVESTMENTS

EQUITY SECURITIES OF NON-U.S. ISSUERS

The fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments.

DEBT OBLIGATIONS OF NON-U.S. GOVERNMENTS

The fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

EURODOLLAR INSTRUMENTS AND SAMURAI AND YANKEE BONDS. The fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

INVESTMENTS IN EMERGING MARKETS. The fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the fund may invest in unquoted securities of emerging market issuers.

RISKS OF NON-U.S. INVESTMENTS

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

NON-U.S. SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S.

companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the fund's investments and the availability to the fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

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CURRENCY RISKS. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

INVESTMENTS IN DEPOSITARY RECEIPTS

The fund may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

While the fund may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund.

Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

OPTIONS ON FOREIGN CURRENCIES

The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.

The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

INVESTMENT COMPANY SECURITIES AND REAL ESTATE INVESTMENT TRUSTS

OTHER INVESTMENT COMPANIES

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, a fund may not acquire the securities of another investment company if such purchase would result in (i) 3% or more of the total outstanding voting securities of any one investment company being held by the fund, (ii) 5% or more of the fund's total assets being invested in any one investment company, or (iii) 10% or more of the fund's total assets being invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may also invest without limit in money market funds. Investing in other investment companies subjects the fund to the risks of investing in the underlying securities held by those investment companies.

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The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

EXCHANGE TRADED FUNDS

The fund may invest in exchange traded funds ("ETFs"). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations. Many ETFs have received exemptive orders issued by the Securities and Exchange Commission that would permit the fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

DERIVATIVE INSTRUMENTS

OPTIONS ON SECURITIES AND SECURITIES INDICES

For hedging purposes or to seek to increase total return, the fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall "out-of-the-money", the fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

PURCHASING CALL AND PUT OPTIONS. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Pioneer to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS REGARDING FUTURES CONTRACTS. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

EQUITY SWAPS, CAPS, FLOORS AND COLLARS

The fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Pioneer is incorrect in its forecast of market values, these investments could negatively impact the fund's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

FINANCIAL FUTURES AND OPTIONS TRANSACTIONS. The Commodity Futures Trading Commission ("CFTC") does not limit futures transactions and options thereon by registered investment companies, provided that the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation under the Commodity Exchange Act. As a result, the fund is not restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund, however, has policies with respect to futures and options thereon as set forth herein.

DEBT SECURITIES AND RELATED INVESTMENTS

DEBT SECURITIES SELECTION

In selecting debt securities for the fund, Pioneer gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given the outlook of Pioneer for the equity markets and the fund's liquidity requirements. Once Pioneer determines to allocate a portion of the fund's assets to debt securities, Pioneer generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the fund is investing in such instruments for income or capital gains. Pioneer selects individual securities based on broad economic factors and issuer-specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

DEBT SECURITIES RATING INFORMATION

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See "Appendix A" for a description of rating categories. The fund may invest in debt securities rated "D" or better, or comparable unrated securities as determined by Pioneer.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate in light of the fund's investment objectives and policies including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

U.S. GOVERNMENT SECURITIES

U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration,

Tennessee Valley Authority, District of Columbia Armory Board, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Although the U.S. government has recently provided financial support to FNMA and FHLMC, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities;
(ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the recent financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S. government agencies like the Federal Deposit Insurance Corporation. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

CONVERTIBLE DEBT SECURITIES

The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

MUNICIPAL OBLIGATIONS

The fund may purchase municipal obligations. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The fund's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

OTHER INVESTMENTS AND INVESTMENT TECHNIQUES

SHORT-TERM INVESTMENTS

For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Pioneer to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.

ILLIQUID SECURITIES

The fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of the fund's illiquid securities exceeds this percentage limitation, the fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. A repurchase agreement may be considered a loan by the fund collateralized by securities. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the fund's ability to enter into repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. The fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes. The fund will segregate assets in an amount at least equal to the repurchase price of the securities.

SHORT SALES AGAINST THE BOX

The fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.

DOLLAR ROLLS

The fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the fund sells the security becomes insolvent, the fund's right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the fund is required to repurchase may be worth less than an instrument which the fund originally held. Successful use of dollar rolls will depend upon Pioneer's ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.

ASSET SEGREGATION

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

PORTFOLIO TURNOVER

It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. See "Annual Fee, Expense and Other Information" for the fund's annual portfolio turnover rate.

LENDING OF PORTFOLIO SECURITIES

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral. The fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the cash collateral declines, the fund may take a loss on the loan. Where the fund receives securities as collateral, the fund will earn no income on the collateral, but will earn a fee from the borrower. The fund may not exercise voting rights on loaned securities, but reserves the right to recall loaned securities so that they may be voted according to the fund's Proxy Voting Policies and Procedures.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. Where the collateral delivered by the borrower is cash, the fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. The fund will lend portfolio securities only to firms that have been approved in advance by Pioneer, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the fund from loss. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

INTERFUND LENDING

To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements ("Interfund Lending Agreements") under which the fund would lend money and borrow money for temporary purposes directly to and from another Pioneer fund through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order granted to the funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Pioneer fund, the fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1/3% of its total assets.

No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund's net assets at the time of the loan. A fund's Interfund Loans to any one fund shall not exceed 5% of the lending fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When the fund enters into when-issued or delayed delivery transactions it will segregate liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the Pioneer funds' portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable federal securities laws and regulations and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other separate accounts and unregistered products that have substantially similar investment strategies to those of another Pioneer fund, and therefore portfolio holdings that may be substantially similar, and in some cases nearly identical, to such fund, these policies and procedures only relate to the disclosure of portfolio information of the Pioneer funds that are registered management companies. Separate account and unregistered product clients are not subject to these policies and procedures. Separate account and unregistered product clients of Pioneer have access to their portfolio holdings, and prospective clients have access to representative holdings.

Generally, Pioneer will make a fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish a fund's full portfolio holdings thirty (30) days after the end of each month (this time period may be different for certain funds). Such information shall be made available on the funds' website (www.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding a fund's top ten holdings (including the percentage of a fund's assets represented by each security), the percentage breakdown of a fund's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.

Pioneer may provide a fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating a fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the fund's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board of Trustees will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of a fund.

Currently, Pioneer, on behalf of the Pioneer funds, has ongoing arrangements whereby the following entities may receive a fund's full portfolio holdings or other information prior to the date such information is made public:
Metropolitan Life Insurance Company (within 30 days after month end for board materials and advance preparation of marketing materials); Roszel Advisors (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Oppenheimer & Co. (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); UBS (within 15 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Ibbotson Associates Advisors LLC (as needed to select Pioneer funds for the Pioneer-Ibbotson fund of funds products); Beacon Pointe Advisors (as needed for quarterly review of certain Pioneer funds); and Commonwealth Financial Network (within 30 days after month end for internal risk analysis).

Compliance with the funds' portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund's statement of additional information.

The funds' portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the funds' custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the funds, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of a fund's portfolio holdings information.

In addition, the funds make their portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of a fund's fiscal quarter.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT POLICIES. The fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or

2.    more than 50% of the outstanding shares of the fund.

The fund's fundamental policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not make any investment if, as a result, the fund's investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in
(1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund's investment portfolio is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a fund's shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund's net investment income in any given period. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.


A Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund's investment policies (including the Fund's fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to may of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Fund's policies on senior securities. If the Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund's Board and Pioneer regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff's position on this issue has changed.


With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund's underwriting commitments, when added to the value of the fund's investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund's manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund has obtained exemptive relief from the SEC to make loans to other Pioneer funds through a credit facility. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, "senior securities" are defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose. A fund also may borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund's outstanding shares through leveraging. Leveraging of a fund's portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund's net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in
(7) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC staff has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; with respect to tax-exempt funds that invest 80% of their assets in tax-exempt securities, securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. As of the date of the SAI, the fund relies on the MSCI Global Industry Classification Standard (GICS) classifications.

The fund's fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

NON-FUNDAMENTAL INVESTMENT POLICY. The following policy is non-fundamental and may be changed by a vote of the Board of Trustees without approval of shareholders.

The fund may not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section

12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being subject to the limitations discussed above under "Other Investment Companies" so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G). The fund has adopted this non-fundamental policy in order that the fund may be a permitted investment of the series of Pioneer Ibbotson Asset Allocation Series, which invest all of their assets in other investment companies. If the series of Pioneer Ibbotson Asset Allocation Series do not invest in the fund, then this non-fundamental restriction will not apply.

In addition, the fund's investment objective is non-fundamental and may be changed by a vote of the Board of Trustees without approval of shareholders.

DIVERSIFICATION

The fund is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the fund's total assets, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

3.    TRUSTEES AND OFFICERS

The Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 62 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 47 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

------------------------------------------------------------------------------------------------------------------------
                                       TERM OF OFFICE
NAME, AGE AND       POSITION HELD      AND LENGTH OF      PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS HELD BY
ADDRESS             WITH THE FUND      SERVICE            FIVE YEARS                         THIS TRUSTEE
------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------
John F. Cogan,      Chairman of the    Trustee since      Deputy Chairman and a Director     None
Jr. (83)*           Board, Trustee     2005. Serves       of Pioneer Global Asset
                    and President      until a            Management S.p.A. ("PGAM");
                                       successor          Non-Executive Chairman and a
                                       trustee is         Director of Pioneer Investment
                                       elected or         Management USA Inc. ("PIM-USA");
                                       earlier            Chairman and a Director of
                                       retirement or      Pioneer; Chairman and Director
                                       removal.           of Pioneer Institutional Asset
                                                          Management, Inc. (since 2006);
                                                          Director of Pioneer Alternative
                                                          Investment Management Limited
                                                          (Dublin); President and a
                                                          Director of Pioneer Alternative
                                                          Investment Management (Bermuda)
                                                          Limited and affiliated funds;
                                                          Director of PIOGLOBAL Real
                                                          Estate Investment Fund (Russia)
                                                          (until June 2006); Director of
                                                          Nano-C, Inc. (since 2003);
                                                          Director of Cole Management Inc.
                                                          (since 2004); Director of
                                                          Fiduciary Counseling, Inc.;
                                                          President and Director of
                                                          Pioneer Funds Distributor, Inc.
                                                          ("PFD") (until May 2006);
                                                          President of all of the Pioneer
                                                          Funds; and Of Counsel, Wilmer
                                                          Cutler Pickering Hale and Dorr
                                                          LLP

------------------------------------------------------------------------------------------------------------------------
Daniel K.           Trustee and        Trustee since      Director, CEO and President of     None
Kingsbury (51)*     Executive Vice     2007. Serves       Pioneer Investment Management
                    President          until a            USA Inc. (since February 2007);
                                       successor          Director and President of
                                       trustee is         Pioneer Investment Management,
                                       elected or         Inc. and Pioneer Institutional
                                       earlier            Asset Management, Inc. (since
                                       retirement or      February 2007); Executive Vice
                                       removal.           President of all of the Pioneer
                                                          Funds (since March 2007);
                                                          Director of Pioneer Global Asset
                                                          Management S.p.A. (since April
                                                          2007); Head of New Markets
                                                          Division, Pioneer Global Asset
                                                          Management S.p.A. (2000-2007)
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------
David R. Bock (66)       Trustee       Trustee since      Managing Partner, Federal City     Director of Enterprise
                                       2005. Serves       Capital Advisors (boutique         Community Investment, Inc.
                                       until a            merchant bank) (1997 to 2004 and   (privately-held affordable
                                       successor          2008 - present); and Executive     housing finance company);
                                       trustee is         Vice President and Chief           Director of New York
                                       elected or         Financial Officer, I-trax, Inc.    Mortgage Trust (publicly
                                       earlier            (publicly traded health care       traded mortgage REIT); and
                                       retirement or      services company) (2004 - 2007)    Director of Oxford
                                       removal.                                              Analytica, Inc.
                                                                                             (privately-held research
                                                                                             and consulting company)
------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)        Trustee       Trustee since      President, Bush International,     Director of Marriott
                                       2005. Serves       LLC (international financial       International, Inc.;
                                       until a            advisory firm)                     Director of Discover
                                       successor                                             Financial Services (credit
                                       trustee is                                            card issuer and electronic
                                       elected or                                            payment services); Director
                                       earlier                                               of Briggs & Stratton Co.
                                       retirement or                                         (engine manufacturer);
                                       removal.                                              Director of UAL Corporation
                                                                                             (airline holding company);
                                                                                             Director of Mantech
                                                                                             International Corporation
                                                                                             (national security,
                                                                                             defense, and intelligence
                                                                                             technology firm); and
                                                                                             Member, Board of Governors,
                                                                                             Investment Company
                                                                                             Institute

------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman     Trustee       Trustee since      Professor, Harvard University      Trustee, Mellon
(65)                                   2008. Serves                                          Institutional Funds
                                       until a                                               Investment Trust and Mellon
                                       successor                                             Institutional Funds Master
                                       trustee is                                            Portfolio (oversees 17
                                       elected or                                            portfolios in fund complex)
                                       earlier
                                       retirement or
                                       removal.
------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham     Trustee       Trustee since      Founding Director,                 None
(62)                                   2005. Serves       Vice-President and Corporate
                                       until a            Secretary, The Winthrop Group,
                                       successor          Inc. (consulting firm); and
                                       trustee is         Desautels Faculty of Management,
                                       elected or         McGill University
                                       earlier
                                       retirement or
                                       removal.
------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)     Trustee       Trustee since      Chief Executive Officer,           None
                                       2006. Serves       Quadriserv, Inc. (technology
                                       until a            products for securities lending
                                       successor          industry) (2008 - present);
                                       trustee is         Private investor (2004 - 2008);
                                       elected or         and Senior Executive Vice
                                       earlier            President, The Bank of New York
                                       retirement or      (financial and securities
                                       removal.           services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret      Trustee       Trustee since      President and Chief Executive      Director of New America
(61)                                   2005. Serves       Officer, Newbury, Piret &          High Income Fund, Inc.
                                       until a            Company, Inc. (investment          (closed-end investment
                                       successor          banking firm)                      company)
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
------------------------------------------------------------------------------------------------------------------------
Stephen K. West (81)     Trustee       Trustee since      Senior Counsel, Sullivan &         Director, The Swiss
                                       2005. Serves       Cromwell LLP (law firm)            Helvetia Fund, Inc.
                                       until a                                               (closed-end investment
                                       successor                                             company)
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.

-------------------------------------------------------------------------------------------------
FUND OFFICERS:
-------------------------------------------------------------------------------------------------
Dorothy E.          Secretary          Since 2005.        Secretary of PIM-USA; Senior       None
Bourassa (61)                          Serves at the      Vice President- Legal of
                                       discretion of      Pioneer; Secretary/Clerk of most
                                       the Board          of PIM-USA's subsidiaries; and
                                                          Secretary of all of
                                                          the Pioneer Funds
                                                          since September 2003
                                                          (Assistant Secretary
                                                          from November 2000 to
                                                          September 2003)
-------------------------------------------------------------------------------------------------
Christopher J.      Assistant          Since 2005.        Associate General Counsel of       None
Kelley (45)         Secretary          Serves at the      Pioneer since January 2008 and
                                       discretion of      Assistant Secretary of all of
                                       the Board          the Pioneer Funds since
                                                          September 2003; Vice President
                                                          and Senior Counsel of Pioneer
                                                          from July 2002 to December 2007
-------------------------------------------------------------------------------------------------
Mark E. Bradley     Treasurer          Since 2008.        Vice President-Fund Accounting,    None
(50)                                   Serves at the      Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Treasurer of all of
                                                          the Pioneer Funds
                                                          since March 2008;
                                                          Deputy Treasurer of
                                                          Pioneer from March
                                                          2004 to February 2008;
                                                          Assistant Treasurer of
                                                          all of the Pioneer
                                                          Funds from March 2004
                                                          to February 2008; and
                                                          Treasurer and Senior
                                                          Vice President, CDC
                                                          IXIS Asset Management
                                                          Services from 2002 to
                                                          2003
-------------------------------------------------------------------------------------------------
Luis I. Presutti    Assistant          Since 2005.        Assistant Vice President-Fund      None
(44)                Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Assistant Treasurer
                                                          of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------
Gary Sullivan (51)  Assistant          Since 2005.        Fund Accounting Manager - Fund     None
                    Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Assistant Treasurer
                                                          of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
David F. Johnson    Assistant          Since 2009.        Fund Administration Manager -      None
(30)                Treasurer          Serves at the      Fund Accounting, Administration
                                       discretion of      and Controllership Services
                                       the Board          since November 2008 and
                                                          Assistant Treasurer of all of
                                                          the Pioneer Funds since January
                                                          2009; Client Service Manager -
                                                          Institutional Investor Services
                                                          at State Street Bank from March
                                                          2003 to March 2007
-------------------------------------------------------------------------------------------------
Teri W. Anderholm   Chief Compliance   Since 2007.        Chief Compliance Officer of        None
(50)                Officer            Serves at the      Pioneer since December 2006 and
                                       discretion of      of all the Pioneer Funds since
                                       the Board          January 2007; Vice President and
                                                          Compliance Officer, MFS
                                                          Investment Management (August
                                                          2005 to December 2006);
                                                          Consultant, Fidelity Investments
                                                          (February 2005 to July 2005);
                                                          Independent Consultant (July
                                                          1997 to February 2005)
-------------------------------------------------------------------------------------------------


* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") is indirectly wholly owned by UniCredit S.p.A. ("UniCredit"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

                                BOARD COMMITTEES


During the most recent fiscal year, the Board of Trustees held 6 meetings. Each Trustee attended at least 75% of such meetings.


The Board of Trustees has an Audit Committee, a Governance Committee (formerly, the Independent Trustees Committee), a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

AUDIT

David R. Bock (Chair), Benjamin M. Friedman and Marguerite A. Piret

GOVERNANCE

David R. Bock, Mary K. Bush, Benjamin M. Friedman, Margaret B.W. Graham, Thomas
J. Perna, Marguerite A. Piret and Stephen K. West (Chair)

NOMINATING

Mary K. Bush (Chair), Benjamin M. Friedman, Margaret B.W. Graham and Marguerite
A. Piret

VALUATION

David R. Bock, Benjamin M. Friedman and Marguerite A. Piret (Chair)

POLICY ADMINISTRATION

Mary K. Bush, Thomas J. Perna (Chair), Margaret B.W. Graham and Stephen K. West


During the most recent fiscal year, the Audit, Governance, Nominating, Valuation, and Policy Administration Committees held 7, 6, 0, 4 and 5 meetings, respectively.


The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to, among other things:

o act as a liaison between the fund's independent registered public accounting firm and the full Board of Trustees of the fund;

o discuss with the fund's independent registered public accounting firm their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting; and

o ensure that the fund's independent registered public accounting firm submits on a periodic basis to the Committee a formal written statement delineating all relationships between the independent registered public accounting firm and Pioneer and its affiliates; actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm; and recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the independent registered public accounting firm's independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

The Governance Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The Amended and Restated Agreement and Declaration of Trust provides that no Trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Amended and Restated Agreement and Declaration of Trust requires the fund to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of the fund the full protection from liability that the law allows.

COMPENSATION OF OFFICERS AND TRUSTEES

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under "Annual Fees, Expense and Other Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

o each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

o the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the funds for the fees paid to the Interested Trustees.

See "Compensation of Officers and Trustees" in "Annual Fee, Expense and Other Information."

SALES LOADS. The fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.

OTHER INFORMATION

MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES. Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell, which acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $406,262 and $450,898 in each of 2007 and 2008.

SHARE OWNERSHIP. See "Annual Fee, Expense and Other Information" for information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.

PROXY VOTING POLICIES. Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners without charge at http://www.pioneerinvestments.com and on the SEC's website at http://www.sec.gov. The fund's "Proxy Voting Policies and Procedures" are attached as "Appendix B."

4.    INVESTMENT ADVISER

The fund has entered into an amended and restated management agreement (hereinafter, the "management contract") with Pioneer, effective July 1, 2008, pursuant to which Pioneer continues to act as the fund's investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredit. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredit's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act. Pursuant to the management contract, Pioneer assumes no responsibility other than to render the services called for under the management contract, in good faith, and Pioneer will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the fund. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract. The management contract requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management contract, and except as specifically stated therein, Pioneer is not responsible for any of the fund's ordinary and extraordinary expenses.

ADVISORY FEE. As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.65% of the fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion, and 0.55% on assets over $5 billion. The fee is computed and accrued daily and paid monthly.

Prior to September 1, 2008, the fund's management fee was 0.75% of the fund's average daily net assets up to $1 billion and 0.70% on assets over $1 billion.

See the table in "Annual Fee, Expense and Other Information" for management fees paid to Pioneer during recently completed fiscal years.


EXPENSE LIMIT. Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, and brokerage commissions) to the extent required to reduce fund expenses to 1.25%, 2.15%, 2.15% and 0.90% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2012 for Class A shares and through January 1, 2011 for Class C and Class Y shares. Pioneer expects to continue its limitation of expenses unless the expense limit agreement with the fund is terminated pursuant to the terms of the expense limit agreement. There can be no assurance that Pioneer will extend the contractual expense limitation beyond the aforementioned dates. While in effect, the arrangement may be terminated for a class only by agreement of Pioneer and the Board of Trustees.


ADMINISTRATION AGREEMENT. The fund has entered into an amended and restated administration agreement with Pioneer, effective July 1, 2008, pursuant to which Pioneer continues to act as the fund's administrator, performing certain accounting, administration and legal services for the fund. Pioneer is reimbursed for its cost of providing such services. The cost of providing these services is based on direct costs and costs of overhead, subject to review by the Board of Trustees. See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services.

Under the terms of the amended and restated administration agreement with the fund, Pioneer pays or reimburses the fund for expenses relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any; (m) fees payable by the fund under management agreements and the administration agreement; and (n) extraordinary expenses. The fund shall also assume and pay any other expense that the fund, Pioneer or any other agent of the fund may incur not listed above that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.

POTENTIAL CONFLICTS OF INTEREST. The fund is managed by Pioneer, which also serves as investment adviser to other Pioneer mutual funds and other accounts (including separate accounts and unregistered products) with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

PERSONAL SECURITIES TRANSACTIONS. The fund, Pioneer, and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and certain of Pioneer's affiliates. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

5.    PRINCIPAL UNDERWRITER AND DISTRIBUTION PLAN

PRINCIPAL UNDERWRITER

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.

The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plan (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables under "Annual Fee, Expense and Other Information" for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A and Class C shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution.

DISTRIBUTION PLAN. The fund has adopted a distribution plan (the "Distribution Plan") pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A and Class C shares. The fund has not adopted a distribution plan with respect to its Class Y shares.

For each Class that has adopted a Distribution Plan, fees under the Distribution Plan may be used to make payments to one or more principal underwriters, broker-dealers, financial intermediaries (which may include banks) and other parties that enter into a distribution, selling or service agreement with respect to the shares of such Class (each of the foregoing, a "Service Party"). The fund, its principal underwriter or other parties also may incur expenses in connection with the distribution or marketing and sales of the fund's shares that may be paid or reimbursed by the fund. The aggregate amount in respect of such fees and expenses with respect to each Class shall be the amount calculated at a percentage per annum of the average daily net assets attributable to such Class as set forth below:

         CLASS                         APPLICABLE PERCENTAGE PER ANNUM

        Class A                                     0.25%
        Class C                                     1.00%

Payments are made under the Distribution Plan for distribution services and other activities in respect of the sale of shares of the fund and to make payments for advertising, marketing or other promotional activity, and for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to Service Parties under the Distribution Plan for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided; provided, however, that the fees paid to a recipient with respect to a particular Class that may be used to cover expenses primarily intended to result in the sale of shares of that Class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under the Financial Industry Regulatory Authority ("FINRA") Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

The Distribution Plan also provides that the Service Parties may receive all or a portion of any sales charges paid by investors.

The Distribution Plan permits the fund to pay fees to the Service Parties as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Distribution Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to the Service Parties until the Distribution Plan or any related distribution agreement is terminated or not renewed. In that event, a Service Party's expenses in excess of fees received or accrued through the termination date will be such Service Party's sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Distribution Plan for the fund, the Trustees will review the Distribution Plan and the expenses for each Class within the fund separately. The fund may participate in joint distribution activities with other Pioneer funds. The costs associated with such joint distribution activities are allocated to a fund based on the number of shares sold.

The Distribution Plan also recognizes that Pioneer, PFD or any other Service Party may make payments for distribution-related expenses out of its own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the Service Parties may from time to time use their own resources for distribution-related services, in addition to the fees paid under the Distribution Plan. The Distribution Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Distribution Plan but not subject to the maximum amounts set forth above.

Under its terms, the Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan. The Distribution Plan may not be amended to increase materially the amount of the service and distribution fees without shareholder approval, and all material amendments of the Distribution Plan also must be approved by the Trustees, including all of the Independent Trustees, in the manner described above. The Distribution Plan may be terminated with respect to a Class of the fund at any time, without penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of such Class of the fund (as defined in the 1940 Act).

See "Annual Fee, Expense and Other Information" for fund expenses under the Distribution Plan paid to PFD for the most recently completed fiscal year.

CLASS C SHARES. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

6.    SHAREHOLDER SERVICING/TRANSFER AGENT

The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $24.75 for each shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.

7.    CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

8.    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, the fund's independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation with respect to filings with the SEC.

9.       PORTFOLIO MANAGEMENT

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of August 31, 2009. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


---------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF
                                                                                 ACCOUNTS MANAGED   ASSETS MANAGED
                                                                                 FOR WHICH          FOR WHICH
NAME OF PORTFOLIO                          NUMBER OF         TOTAL ASSETS        ADVISORY FEE IS    ADVISORY FEE IS
MANAGER               TYPE OF ACCOUNT      ACCOUNTS MANAGED  MANAGED             PERFORMANCE-BASED  PERFORMANCE-BASED
---------------------------------------------------------------------------------------------------------------------
Diego Franzin         Other Registered     1                 $24,114,000         N/A                N/A
                      Investment
                      Companies
---------------------------------------------------------------------------------------------------------------------
                      Other Pooled         14                $9,659,728.000      N/A                N/A
                      Investment Vehicles
---------------------------------------------------------------------------------------------------------------------
                      Other Accounts       0                 $0                  N/A                N/A
---------------------------------------------------------------------------------------------------------------------

                                                                                 NUMBER OF
                                                                                 ACCOUNTS MANAGED   ASSETS MANAGED
                                                                                 FOR WHICH          FOR WHICH
NAME OF PORTFOLIO                          NUMBER OF         TOTAL ASSETS        ADVISORY FEE IS    ADVISORY FEE IS
MANAGER               TYPE OF ACCOUNT      ACCOUNTS MANAGED  MANAGED             PERFORMANCE-BASED  PERFORMANCE-BASED
---------------------------------------------------------------------------------------------------------------------
John Peckham          Other Registered     2                 $86,409,000         N/A                N/A
                      Investment
                      Companies
                      -----------------------------------------------------------------------------------------------
                      Other Pooled         4                 $1,919,838,000      N/A                N/A
                      Investment Vehicles
                      -----------------------------------------------------------------------------------------------
                      Other Accounts       0                 $0                  N/A                N/A


---------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF
                                                                                 ACCOUNTS MANAGED   ASSETS MANAGED
                                                                                 FOR WHICH          FOR WHICH
NAME OF PORTFOLIO                          NUMBER OF         TOTAL ASSETS        ADVISORY FEE IS    ADVISORY FEE IS
MANAGER               TYPE OF ACCOUNT      ACCOUNTS MANAGED  MANAGED             PERFORMANCE-BASED  PERFORMANCE-BASED
---------------------------------------------------------------------------------------------------------------------
Ashesh Savla          Other Registered     1                 $24,114,000         N/A                N/A
                      Investment
                      Companies
                      -----------------------------------------------------------------------------------------------
                      Other Pooled         4                 $370,845,000        N/A                N/A
                      Investment Vehicles
                      -----------------------------------------------------------------------------------------------
                      Other Accounts       0                 $0                  N/A                N/A
---------------------------------------------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

      o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

      o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

      o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

      o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

      o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

      o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Russell 1000 Value Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

      o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

      o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.

SHARE OWNERSHIP BY PORTFOLIO MANAGERS. The following table indicates as of August 31, 2009 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.


--------------------------------------------------------------------------------
NAME OF PORTFOLIO MANAGER                BENEFICIAL OWNERSHIP OF THE FUND*
--------------------------------------------------------------------------------
Diego Franzin                            B
--------------------------------------------------------------------------------
John Peckham                             A
--------------------------------------------------------------------------------
Ashesh Savla                             A
--------------------------------------------------------------------------------


*Key to Dollar Ranges

A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. $100,001 - $500,000
F. $500,001 - $1,000,000
G. Over $1,000,000

10.   PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain overall best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund's total operating expenses. Pursuant to third-party brokerage arrangements, the fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund's fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund's operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the fund's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See "Financial highlights" in the prospectus(es).

See the table in "Annual Fee, Expense and Other Information" for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

11.   DESCRIPTION OF SHARES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.

The fund is a series of Pioneer Series Trust V, a Delaware statutory trust (the "Trust"). The Trustees have authorized the issuance of the following classes of shares of the fund, designated as Class A shares, Class B shares, Class C shares, Class R shares and Class Y shares. Class B and Class R shares have not been issued as of the date of this statement of additional information. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

The Trust

The Trust's operations are governed by the Amended and Restated Agreement and Declaration of Trust, dated as of July 1, 2008 (referred to in this section as the declaration). A copy of the Trust's Certificate of Trust dated as of October 12, 2005, as amended, is on file with the office of the Secretary of State of Delaware.

Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the board or by a majority of the outstanding shareholders of the Trust.

Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the Trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder's shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

Small Accounts

The declaration provides that the fund may close out a shareholder's account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of the fund and requires a fund to indemnify a shareholder against liability arising solely from the shareholder's ownership of shares in the fund. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that no trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires the fund to indemnify each trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of the fund the full protection from liability that the law allows.

The declaration provides that the appointment or designation of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment shall not impose any heightened standard of care or liability on such trustee.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund's trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund's costs, including attorneys' fees.

The declaration further provides that the fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Boston, Massachusetts, or if not permitted to be brought in federal court, then in state court in Boston, Massachusetts, and that shareholders have no right to jury trial for such actions.

12.   SALES CHARGES

The fund continuously offers the following classes of shares: Class A, Class C and Class Y shares, as described in the prospectus. The fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectus.

CLASS A SHARE SALES CHARGES

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                      SALES CHARGE AS A % OF
                                      ----------------------
                                      OFFERING          NET AMOUNT   DEALER
AMOUNT OF PURCHASE                    PRICE             INVESTED     REALLOWANCE

Less than $50,000                     5.75              6.10         5.00
$50,000 but less than $100,000        4.50              4.71         4.00
$100,000 but less than $250,000       3.50              3.63         3.00
$250,000 but less than $500,000       2.50              2.56         2.00
$500,000 or more                      0.00              0.00         see below

The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an

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individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.

No sales charge is payable at the time of purchase on investments of $500,000 or more, or for purchases by participants in employer-sponsored retirement plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

ACCOUNTS OTHER THAN EMPLOYER-SPONSORED RETIREMENT PLANS

1.00%             Up to $4 million
0.50%             Next $46 million
0.25%             Over $50 million

EMPLOYER-SPONSORED RETIREMENT PLANS

0.50%             Up to $50 million
0.25%             Over $50 million

These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by employer-sponsored retirement plans with at least $500,000 in total plan assets (or that has 1,000 or more eligible participants for employer-sponsored retirement plans with accounts established with Pioneer on or before March 31,
2004) will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase.

LETTER OF INTENT ("LOI"). Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PIMSS within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PIMSS, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PIMSS your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI. Any share class for which no sales charge is paid cannot be included under the LOI.

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If the total purchases, less redemptions, exceed the amount specified under the
LOI and are in an amount that would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PIMSS, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

CLASS C SHARES

You may buy Class C shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.

In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the longest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

CLASS Y SHARES

No front-end, deferred or asset based sales charges are applicable to Class Y shares.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Pioneer or one or more of its affiliates (collectively, "Pioneer Affiliates") may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Pioneer funds. Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Pioneer funds. These additional payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Pioneer funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Pioneer negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types

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

of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Pioneer Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary's costs. In this context, "financial intermediary" includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with a Pioneer Affiliate.

A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pioneer funds over other mutual funds or cooperate with the distributor's promotional efforts. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary's willingness to support the sale of the Pioneer funds through the financial intermediary's distribution system. Pioneer Affiliates are motivated to make the payments described above since they promote the sale of Pioneer fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients' accounts, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the funds with respect to those assets.

REVENUE SHARING PAYMENTS. Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Pioneer funds. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary's sales system, participation by the intermediary in the distributor's marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force), placement on the financial intermediary's preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its "shelf space"). Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

The revenue sharing payments Pioneer Affiliates make may be calculated on sales of shares of Pioneer funds ("Sales-Based Payments"); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.25% per annum of those assets. Such payments also may be calculated on the average daily net assets of the applicable Pioneer funds attributable to that particular financial intermediary ("Asset-Based Payments"); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.15% per annum of those assets. Sales-Based Payments primarily create incentives to make new sales of shares of Pioneer funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Pioneer funds in investor accounts. Pioneer Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

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

ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pioneer Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

OTHER PAYMENTS. From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Pioneer funds. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

As of January 1, 2009, Pioneer anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the fund's prospectuses and statement of additional information:

A.G. Edwards & Sons Inc.
AIG VALIC
Ameriprise Financial Services, Inc.
Associated Securities Corp.
AXA Advisors, LLC
Charles Schwab & Co., Inc.
Chevy Chase Securities, Inc.
Citigroup Global Markets Inc.
Commonwealth Financial Network
D.A. Davidson & Co.
Ferris, Baker Watts Inc.
Fidelity Brokerage Services LLC
First Clearing, LLC
First Command Financial Planning, Inc.
H&R Block Financial Advisors, Inc.
Hartford Securities Distribution Company, Inc.
Hewitt Financial Services LLC
ING
J.J.B. Hilliard, W.L Lyons, Inc.
Janney Montgomery Scott LLC
Jefferson National Securities Corporation
Legend Equities Corporation
Lincoln Investment Planning, Inc.
LPL Financial Corp.
Merrill Lynch & Co., Inc.

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

Mesirow Financial, Inc.
MetLife Securities Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley & Co., Inc.
Mutual of Omaha Investor Services, Inc.
Mutual Service Corporation
N.I.S. Financial Services, Inc.
National Financial Services LLC
Nationwide Securities, Inc.
Northwestern Investment Services, LLC
OneAmerica Securities, Inc.
Oppenheimer & Co., Inc.
Pershing LLC
PFS Investments Inc
Prudential Financial
Primevest Financial Services, Inc.
Raymond James Financial Services, Inc.
RBC Dain Rauscher Inc.
Ridge Clearing & Outsourcing Solutions, Inc.
Robert W. Baird & Co., Inc.
Scott and Stringfellow, Inc.
Scottrade, Inc.
Securities America, Inc.
Southwest Securities, Inc.
Sterne Agee & Leach, Inc.
Stifel Nicholas & Company, Inc.
Symetra Investment Services, Inc.
UBS Financial Services Inc.
Wachovia Securities
Waterstone Financial Group, Inc.
Wells Fargo Investments, LLC

Please contact your financial intermediary for details about any payments it receives from Pioneer Affiliates or the funds, as well as about fees and/or commissions it charges.

13. REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

SYSTEMATIC WITHDRAWAL PLAN(S) ("SWP") (CLASS A, B, AND C SHARES). A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a

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

total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.

REINSTATEMENT PRIVILEGE (CLASS A AND CLASS B SHARES). Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A and Class B shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

14. TELEPHONE AND ONLINE TRANSACTIONS

You may purchase, exchange or sell Class A or Class C shares by telephone or online. Class Y shares may not be purchased by telephone, and Class Y shareowners are not eligible for on line transaction privileges. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. (Class Y account holders should contact Pioneer's Group Plans Department at 1-800-665-8839 between 9:00 a.m. and 5:30 p.m.) Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFone(SM)"). YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE OR ONLINE TRANSACTION.

TELEPHONE TRANSACTION PRIVILEGES. To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

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

ONLINE TRANSACTION PRIVILEGES. If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:

o     For new accounts, complete the online section of the account application

o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

TELEPHONE AND WEBSITE ONLINE ACCESS. You may have difficulty contacting the fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access www.pioneerinvestments.com or to reach the fund by telephone, you should communicate with the fund in writing.

FACTFONE(SM). FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone(SM) allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). Call PIMSS for assistance.

FactFone(SM) allows shareholders to hear the following recorded fund information:

      o     net asset value prices for all Pioneer mutual funds;

      o     annualized 30-day yields on Pioneer's fixed income funds;

      o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and

      o dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

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All performance numbers communicated through FactFone(SM) represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of each class of shares (except for Pioneer Cash Reserves Fund, Pioneer Institutional Money Market Fund, Pioneer Tax Free Money Market Fund and Pioneer Treasury Reserves Fund, which each seek to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

15. PRICING OF SHARES

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

The fund generally values its portfolio securities using closing market prices or readily available market quotations, or, when closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities in accordance with procedures approved by the fund's Trustees. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. The fund also may use fair value pricing methods to value its securities, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund. In connection with making fair value determinations of the value of fixed income securities, the fund's Trustees may use a pricing matrix. The prices used for these securities may differ from the amounts received by the fund upon sale of the securities, and these differences may be substantial. Cash equivalent securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class C and Class Y shares are offered at net asset value without the imposition of an initial sales charge (Class C shares may be subject to a CDSC).

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16. TAX STATUS

The fund is treated as a separate entity for U.S. federal income tax purposes. The fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the "check-the-box" regulations) will generally pass through to the fund. Consequently, in order to qualify as a regulated investment company, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain. If, for any taxable year, the fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund generally distributes any net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

Unless a shareholder specifies otherwise, all distributions from the fund to that shareholder will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, if so designated by the fund and certain other conditions are met, as "qualified dividend income," taxable to individual and certain other noncorporate shareholders at a maximum 15% U.S. federal income tax rate.

Dividend income distributed to individual and certain other noncorporate shareholders will qualify for the maximum 15% U.S. federal income tax rate on dividends to the extent that such dividends are attributable to "qualified dividend income." Qualified dividend income generally means dividend income received from the fund's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders. Dividends received by the fund from REITs generally are not expected to qualify for treatment as qualified dividend income. If 95% or more of the fund's gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the fund may designate all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose.


A dividend that is attributable to qualified dividend income of the fund that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.


Certain dividends received by the fund from U.S. corporations (generally, dividends received by the fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and designated by the fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.


Distributions from net capital gains, if any, that are designated as capital gain dividends by the fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual and certain other noncorporate shareholders generally will qualify for reduced U.S. federal income tax rates (currently, a maximum rate of 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets) on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders. Under current law, the reduced maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will not apply in taxable years beginning after December 31, 2010.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.


Although dividends generally will be treated as distributed when paid, any dividend declared by the fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated for certain purposes as paid by the fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company's undistributed income and gain subject to the 4% excise tax described above, such "spilled back" dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. See "Annual Fee, Expense and Other Information" for the fund's available capital loss carryforwards. The fund may not carry forward any losses other than net capital losses.


At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or to undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.


Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Gain may be increased (or loss reduced) upon a redemption of Class A shares of the fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment), without payment of an additional sales charge, of Class A shares of the fund or of another Pioneer fund (or any other shares of a Pioneer fund generally sold subject to a sales charge).

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions, or on sales or exchanges of fund shares unless the fund shares are "debt-financed property" within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the fund.

A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test.


If the fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation's assets (computed based on average fair market value) either produce or are held for the production of passive income ("passive foreign investment companies"), the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A "qualified electing fund" election or a "mark to market" election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for the fund to make a qualified electing fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.


The fund may invest in or hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Federal income tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

The fund is required to withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with certain IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the fund (other than , for taxable years of the fund beginning on or before December 31, 2009, certain dividends designated by the fund as (i) interest-related dividends, to the extent such dividends are derived from the fund's "qualified net interest income," or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund's "qualified short-term gain") or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. "Qualified net interest income" is the fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States. The fund does not expect to be a "U.S. real property holding corporation" as defined in Section 897(c)(2) of the Code. If the fund were to be classified as a U.S. real property holding corporation (or if it would be so classified, were it not for certain exceptions), then distributions made by the fund to non-U.S. shareholders might be subject to U.S. federal withholding tax, and non-U.S. shareholders might be required to file U.S. federal income tax returns to report distributions received from the fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

If, as anticipated, the fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

17. FINANCIAL STATEMENTS


The fund's financial statements and financial highlights for the fiscal year ended August 31, 2009 appearing in the fund's annual report, filed with the SEC on October 30, 2009 (Accession No. 0001341256-09-000034) are incorporated by reference into this statement of additional information.

Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.

The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

18. ANNUAL FEE, EXPENSE AND OTHER INFORMATION


PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
The fund's annual portfolio turnover rate for the fiscal years ended August 31,
--------------------------------------------------------------------------------
2009                                                          2008
--------------------------------------------------------------------------------
114%                                                          116%
--------------------------------------------------------------------------------


SHARE OWNERSHIP


--------------------------------------------------------------------------------
As of November 30, 2009, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of November 31, 2009:

--------------------------------------------------------------------------------
RECORD HOLDER                      SHARE CLASS    NUMBER OF SHARES    % OF CLASS
--------------------------------------------------------------------------------
Pioneer Funds Distributor Inc.     Class A        54,971.941          95.56
Attn: Corporate Accounting         Class C        26,766.595          95.23
60 State Street
Boston, MA  02109-1800
--------------------------------------------------------------------------------
Brown Brothers Harriman & Co.,     Class Y        374,208.457         13.31
   as Custodian
525 Washington Blvd.
Jersey City, NJ  07310-1606
--------------------------------------------------------------------------------
Brown Brothers Harriman & Co.,     Class Y        706,605.976         25.14
   as Custodian
525 Washington Blvd.
Jersey City, NJ  07310-1606
--------------------------------------------------------------------------------
Brown Brothers Harriman & Co.,     Class Y        411,954.986         14.66
   as Custodian
525 Washington Blvd.
Jersey City, NJ  07310-1606
--------------------------------------------------------------------------------
Brown Brothers Harriman & Co.,     Class Y        602,910.106         21.45
   as Custodian
525 Washington Blvd.
Jersey City, NJ  07310-1606
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Brown Brothers Harriman & Co.,     Class Y        579,809.756         20.63
   as Custodian
525 Washington Blvd.
Jersey City, NJ  07310-1606
--------------------------------------------------------------------------------
TRUSTEE OWNERSHIP OF SHARES OF THE FUND AND OTHER PIONEER FUNDS
--------------------------------------------------------------------------------
The following table indicates the value of shares that each Trustee beneficially owned in the fund and

Pioneer Funds in the aggregate as of December 31, 2008. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2008. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2008. The dollar ranges in this table are in accordance with SEC requirements.
--------------------------------------------------------------------------------


                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                         DOLLAR RANGE OF          SECURITIES IN ALL REGISTERED INVESTMENT
                         EQUITY SECURITIES IN     COMPANIES OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE          THE FUND                 PIONEER FAMILY OF FUNDS
-----------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------
John F. Cogan, Jr.                        None                             Over $100,000
-----------------------------------------------------------------------------------------
Daniel K. Kingsbury                       None                             Over $100,000
-----------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------
David R. Bock                             None                             Over $100,000
-----------------------------------------------------------------------------------------
Mary K. Bush                              None                             Over $100,000
-----------------------------------------------------------------------------------------
Benjamin M. Friedman                      None                           $10,001-$50,000
-----------------------------------------------------------------------------------------
Margaret B.W. Graham                      None                        $50,001 - $100,000
-----------------------------------------------------------------------------------------
Thomas J. Perna                           None                             Over $100,000
-----------------------------------------------------------------------------------------
Marguerite A. Piret                       None                             Over $100,000
-----------------------------------------------------------------------------------------
Stephen K. West                           None                             Over $100,000
-----------------------------------------------------------------------------------------


COMPENSATION OF OFFICERS AND TRUSTEES

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.

                                                  PENSION OR
                         AGGREGATE                RETIREMENT BENEFITS    TOTAL COMPENSATION FROM
                         COMPENSATION FROM        ACCRUED AS PART OF     THE FUND AND OTHER PIONEER
NAME OF TRUSTEE          FUND**                   FUND EXPENSES          FUNDS**
---------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
---------------------------------------------------------------------------------------------------
John F. Cogan, Jr.*               $     200.00               $   0.00                $    31,100.00
---------------------------------------------------------------------------------------------------
Daniel K. Kingsbury                      $0.00               $   0.00                         $0.00
---------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
---------------------------------------------------------------------------------------------------
David R. Bock                     $   1,000.00               $   0.00                $   189,544.87
---------------------------------------------------------------------------------------------------
Mary K. Bush                      $   1,000.00               $   0.00                $   194,500.01
---------------------------------------------------------------------------------------------------
Benjamin M. Friedman+             $   1,000.00               $   0.00                $   153,600.01
---------------------------------------------------------------------------------------------------
Margaret B.W. Graham              $   1,000.00               $   0.00                $   213,500.01
---------------------------------------------------------------------------------------------------
Thomas J. Perna                   $   1,000.00               $   0.00                $   206,045.10
---------------------------------------------------------------------------------------------------
Marguerite A. Piret               $   1,000.00               $   0.00                $   224,400.01
---------------------------------------------------------------------------------------------------
Stephen K. West                   $   1,000.00               $   0.00                $   123,084.11
---------------------------------------------------------------------------------------------------
John Winthrop++                        $250.00               $   0.00                    $84,050.00
---------------------------------------------------------------------------------------------------
Total                             $   7,450.00               $   0.00                $ 1,419,824.12
---------------------------------------------------------------------------------------------------


      * Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.

      ** For the fiscal year ended August 31, 2009. As of August 31, 2009, there were 67 U.S. registered investment portfolios in the Pioneer Family of Funds.

      +     Dr. Friedman became a Trustee on May 13, 2008.

      ++    Mr. Winthrop resigned as Trustee effective September 9, 2008.

APPROXIMATE MANAGEMENT FEES THE FUND PAID OR OWED PIONEER

The following table shows the dollar amount of gross investment management fees incurred by the fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any. The data is for the past three fiscal years or shorter period if the fund has been in operation for a shorter period.

FOR THE FISCAL YEARS ENDED AUGUST 31,


                   2009              2008                    2007
Gross Fee          $ 51,264          $ 4,637                 $ 4,377
Incurred
Net Fee Paid       $ 51,264          $ 0                     $ 0


FEES THE FUND PAID TO PIONEER UNDER THE ADMINISTRATION AGREEMENT

FOR THE FISCAL YEARS ENDED AUGUST 31,

2009                                    2008                     2007


$ 3,301                                 $ 131                    $ 9,412


--------------------------------------------------------------------------------
UNDERWRITING EXPENSES AND COMMISSIONS
--------------------------------------------------------------------------------
FOR THE FISCAL YEARS ENDED AUGUST 31,
--------------------------------------------------------------------------------
                               2009               2008                   2007
--------------------------------------------------------------------------------
Approximate Net                $ 0                $ 0                     $ 0
Underwriting Expenses
Retained by PFD
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
Approximate Commissions        $ 176              $ 0                     $ 0
Reallowed to Dealers (Class
A shares)
--------------------------------------------------------------------------------
Approximate Commissions        $ 889              $ 0                     $ 0
Reallowed to Dealers (Class
C shares)
--------------------------------------------------------------------------------
Approximate Brokerage and      $ 30,081           $ 975                   $ 495
Underwriting Commissions
(Portfolio Transactions)
--------------------------------------------------------------------------------

FUND EXPENSES UNDER THE DISTRIBUTION PLAN


FOR THE FISCAL YEAR ENDED AUGUST 31, 2009
      COMBINED PLAN         CLASS A SHARES                      CLASS C SHARES
      $3,050                $ 1,042                             $ 2,008


An estimate by category of the allocation of fees paid by each class of shares of the fund during the fiscal year ended August 31, 2009 is set forth in the following table:

ALLOCATION OF FUND EXPENSES UNDER THE DISTRIBUTION PLAN

               Payments to
               Servicing                       Sales        Printing
               Parties(1)      Advertising     Meetings     And Mailing    Total
--------------------------------------------------------------------------------
Class A        41              4               9            11             65
--------------------------------------------------------------------------------
Class C        552             1               2            2              557
--------------------------------------------------------------------------------

(1)Payments to Servicing Parties include Pioneer Funds Distributor, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the fund (annualized for the period ending September 30, 2009).

--------------------------------------------------------------------------------
CDSCS
--------------------------------------------------------------------------------
During the fiscal year ended August 31, 2009, the following CDSCs were paid to
PFD:
--------------------------------------------------------------------------------
$0
--------------------------------------------------------------------------------

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CAPITAL LOSS CARRYFORWARDS AS OF AUGUST 31, 2009
--------------------------------------------------------------------------------
At August 31, 2009, the fund had the following net capital loss carryforward:
--------------------------------------------------------------------------------
$0
--------------------------------------------------------------------------------

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19. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED
STOCK RATINGS(1)

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") SHORT-TERM PRIME
RATINGS:

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

DESCRIPTION OF MOODY'S DEBT RATINGS:

AAA: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

BA: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

----------
(1)The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

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

B: Obligations rated B are considered speculative and are subject to high credit risk.

CAA: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers "1", "2", and "3" to each generic rating classification from "Aa" through "Caa". The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

      o Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

      o     Notes allowing for negative coupons, or negative principal;

      o Notes containing any provision that could obligate the investor to make any additional payments;

      o     Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS:

Issue credit ratings are based, in varying degrees, on the following considerations:

      o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      o     Nature of and provisions of the obligation;

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

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AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A "C" rating is assigned to obligations that are currently highly vulnerable to non-payment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, a "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS:

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.

Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

20. APPENDIX B

                                  PROXY VOTING


POLICY


Each of Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc. (collectively, "Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will seek to vote all proxies in accordance with this policy, which are presented in a timely manner.

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received in a timely manner will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group. Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.


APPLICABILITY


Pioneer's Proxy Voting policy and related procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. The Proxy Voting policies and procedures summarize Pioneer's position on a number of issues for which proxies may be solicited. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios or proxy events involving closed-end Funds. Because of the special issues associated with proxy solicitations by closed-end Funds, shares of closed-end Funds will be voted by Pioneer on a case-by-case basis.


PURPOSE


The overriding goal of Pioneer's Proxy Voting Procedure is that proxies for all United States ("US") and non-US companies that are received in a timely manner will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will

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

be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us, or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.


Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredit S.p.A. ("UniCredit").


Any questions about these policies and procedures should be directed to Pioneer's Director of Investment Operations (the "Proxy Coordinator").


                                   PROCEDURES


PROXY VOTING SERVICE

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

PROXY COORDINATOR

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Chief Legal Officer or his or her designee whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Pioneer's proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Head of Portfolio Management U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

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

SECURITIES LENDING


In accordance with industry standards proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.


SHARE-BLOCKING

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

DISCLOSURE

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

PROXY VOTING OVERSIGHT GROUP

The members of the Proxy Voting Oversight Group include Pioneer's: Head of Portfolio Management U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance Officer of the Adviser and Funds. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

AMENDMENTS

Pioneer may not amend its Proxy Voting Policies and Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A. ("PGAM").

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

FILING FORM N-PX

The Proxy Coordinator and the Regulatory Compliance Manager are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

COMPLIANCE FILES N-PX.

The Compliance department will ensure that a corresponding Form N-PX exists for each Pioneer registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Pioneer record keeping policies.

PROXY VOTING GUIDELINES

ADMINISTRATIVE

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

      o     Corporate name change.

      o     A change of corporate headquarters.

      o     Stock exchange listing.

      o     Establishment of time and place of annual meeting.

      o     Adjournment or postponement of annual meeting.

      o     Acceptance/approval of financial statements.

      o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

      o     Approval of minutes and other formalities.

      o Authorization of the transferring of reserves and allocation of income.

      o     Amendments to authorized signatories.

      o     Approval of accounting method changes or change in fiscal year-end.

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

      o     Acceptance of labor agreements.

      o     Appointment of internal auditors.


Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items that maybe inconsistent, in its view, with Pioneer's goal of supporting the value of client's portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.


AUDITORS

We normally vote for proposals to:

      o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

      o     Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

      o     Seek bids from other auditors.

      o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

      o     Indemnify auditors.

      o Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

General Board Issues

Pioneer will vote for:

      o Audit, compensation and nominating committees composed of independent directors exclusively.

      o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

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      o     Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

      o     Election of an honorary director.

We will vote against:

      o     Minimum stock ownership by directors.

      o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

      o Requirements for union or special interest representation on the board.

      o     Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

      o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

      o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

      o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

      o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

      o Directors who appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:

      o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

      o     Contested election of directors.

      o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

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      o     Mandatory retirement policies.

      o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

      o Precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

TAKEOVER-RELATED MEASURES

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high. Pioneer will vote for:

      o     Cumulative voting.

      o     Increase ability for shareholders to call special meetings.

      o     Increase ability for shareholders to act by written consent.

      o     Restrictions on the ability to make greenmail payments.

      o     Submitting rights plans to shareholder vote.

      o     Rescinding shareholder rights plans ("poison pills").

      o     Opting out of the following state takeover statutes:

                  - Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

                  - Control share cash-out provisions, which require large holders to acquire shares from other holders

                  - Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control

                  - Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

                  - Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

                  -     Fair price provisions.

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                  -     Authorization of shareholder rights plans.

                  -     Labor protection provisions.

                  -     Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

      o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

      o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

      o     Proposals that allow shareholders to nominate directors.

We will vote against:

      o Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.

      o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.

      o     Classes of shares with unequal voting rights.

      o     Supermajority vote requirements.

      o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

      o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

      o     Extension of advance notice requirements for shareholder proposals.

      o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

      o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

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CAPITAL STRUCTURE

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers. Pioneer will vote for:

      o     Changes in par value.

      o     Reverse splits, if accompanied by a reduction in number of shares.

      o Shares repurchase programs, if all shareholders may participate on equal terms.

      o     Bond issuance.

      o     Increases in "ordinary" preferred stock.

      o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

      o     Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

      o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

      o Increase in authorized common stock. We will make a determination considering, among other factors:

                  -     Number of shares currently available for issuance;


                  - Size of requested increase (we would normally approve increases of up to 100% or current authorization);


                  - Proposed use of the proceeds from the issuance of additional shares, and

                  - Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

      o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

      o     Proposals to submit private placements to shareholder vote.

      o     Other financing plans.

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We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose. Pioneer will vote for:

      o     401(k) benefit plans.

      o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

      o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

                  -     Amendments to performance plans to conform with OBRA;

                  - Caps on annual grants or amendments of administrative features;

                  -     Adding performance goals, and

                  -     Cash or cash and stock bonus plans.

      o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

      o     Require that option repricing be submitted to shareholders.

      o     Require the expensing of stock-option awards.

      o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

      o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

      o Shareholder proposals seeking additional disclosure of executive and director pay information.

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      o     Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

                  - The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                            Dilution = (A + B + C) / (A + B + C + D), where A = Shares reserved for plan/amendment, B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

                  -     The plan must not:

                        - Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval

                        - Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments

                  - We are generally in favor of proposals that increase participation beyond executives.

                  - We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

                  - We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

                  - We generally support proposals asking companies to adopt stock holding periods for their executives.

      o     All other employee stock purchase plans.

      o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

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      o     All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

      o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

      o     Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

      o     Limits on executive and director pay.

      o     Stock in lieu of cash compensation for directors.

CORPORATE GOVERNANCE

Pioneer will vote for:

      o     Confidential Voting.

      o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

      o Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

      o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

      o Bundled proposals. We will evaluate the overall impact of the proposal.

      o     Adopting or amending the charter, bylaws or articles of association.

      o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

      o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

      o     Limitations on stock ownership or voting rights.

      o     Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS

Pioneer will vote on the following and similar issues on a case-by-case basis: o Mergers and acquisitions.

      o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

      o     Debt restructurings.

      o     Conversion of securities.

      o     Issuance of shares to facilitate a merger.

      o     Private placements, warrants, convertible debentures.

      o Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS

Many of our portfolios may invest in shares of closed-end funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues. Pioneer will vote for:

      o     Establishment of new classes or series of shares.

      o     Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

      o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

      o     Approval of new or amended advisory contracts.

      o     Changes from closed-end to open-end format.

      o     Authorization for, or increase in, preferred shares.

      o     Disposition of assets, termination, liquidation, or mergers.

      o Classified boards of closed-end funds, but will typically support such proposals.

SOCIAL ISSUES

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

      o Conduct studies regarding certain issues of public concern and interest;

      o Study the feasibility of the company taking certain actions with regard to such issues; or

      o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention. Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.


AVOIDING CONFLICTS OF INTEREST

Pioneer addresses potential material conflicts of interest by having a predetermined proxy voting policy. The Proxy Voting Oversight Group is responsible for monitoring potential conflicts of interest in connection with the voting of proxies on behalf of the Pioneer Funds and other clients. For those proposals that are determined to present a material conflict of interest, the Proxy Voting Oversight Group will follow additional procedures, which may include consulting with the Board of Trustees in matters concerning the Pioneer Funds.

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:


      o An affiliate of Pioneer, such as another company belonging to the UniCredit S.p.A. banking group (a "UniCredit Affiliate");

      o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

      o An issuer of a security for which UniCredit has informed Pioneer that a UniCredit Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

      o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

Pioneer will abstain from voting shares of UniCredit Group, unless otherwise directed by a client. In addition, the Proxy Coordinator will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of the Adviser and Funds. The Proxy Voting Oversight Group will review each item referred to Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller's and Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.


SUPERVISION

ESCALATION


It is each associate's responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Chief Compliance Officer of the Advisor and the Funds if he or she becomes aware of any possible deviation from this policy and procedure that may disadvantage a client or Fund.


TRAINING


Pioneer conducts periodic training on the Proxy Voting Policy and Procedure. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.


RELATED POLICIES AND PROCEDURES


Pioneer's Investment Management, Inc. Books and Records Policy and the Books and Records of the Pioneer Funds' Policy.


RECORD KEEPING


The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

      o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

      o     Retains a record of the vote cast;

      o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

      o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

      o     A record memorializing the basis for each referral vote cast;

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

      o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

      o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file in accordance with applicable regulations.


RELATED REGULATIONS


Form N-1A, ICA Rule 30b1-4, Rule 31a 1-3, Rule 38a-1 & IAA 206 (4) -6, 204 -2


ADOPTED BY THE PIONEER FUNDS' BOARD OF TRUSTEES


October 5, 2004


EFFECTIVE DATE


October 5, 2004


REVISION DATE


March 2008

                       PIONEER HIGH INCOME MUNICIPAL FUND
                            (PIONEER SERIES TRUST V)
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION


           CLASS A (PIMAX), CLASS C (HICMX) AND CLASS Y (HIMYX) SHARES


                                DECEMBER 31, 2009

This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A, Class C and Class Y shares prospectus dated December 31, 2009, as supplemented or revised from time to time. A copy of the prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the prospectus from our website at: www.pioneerinvestments.com. The fund's financial statements for the fiscal year ended August 31, 2009, including the independent registered public accounting firm's report thereon, are incorporated into this statement of additional information by reference.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

1.       Fund History .....................................................    2
2.       Investment Policies, Risks and Restrictions ......................    2
3.       Trustees and Officers ............................................   37
4.       Investment Adviser ...............................................   44
5.       Principal Underwriter and Distribution Plan ......................   47
6.       Shareholder Servicing/Transfer Agent .............................   49
7.       Custodian ........................................................   49
8.       Independent Registered Public Accounting Firm ....................   50
9.       Portfolio Management .............................................   50
10.      Portfolio Transactions ...........................................   54
11.      Description of Shares ............................................   55
12.      Sales Charges ....................................................   58
13.      Redeeming Shares .................................................   64
14.      Telephone and Online Transactions ................................   65
15.      Pricing of Shares ................................................   66
16.      Tax Status .......................................................   67
17.      Financial Statements .............................................   74
18.      Annual Fee, Expense and Other Information ........................   75
19.      Appendix A - Description of Short-Term Debt, Corporate Bond and
         Preferred Stock Ratings ..........................................   79
20.      Appendix B - Proxy Voting Policies and Procedures ................   83

1. FUND HISTORY

The fund is a non-diversified series of Pioneer Series Trust V (the "Trust"), an open-end management investment company organized as a Delaware statutory trust on October 12, 2005. Pioneer Investment Management, Inc. ("Pioneer") is the fund's investment adviser.

2. INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectus and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

DEBT SECURITIES AND RELATED INVESTMENTS

DEBT SECURITIES RATING INFORMATION

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See "Appendix A" for a description of rating categories. The fund may invest in debt securities rated "D" or better, or comparable unrated securities as determined by Pioneer.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate in light of the fund's investment objectives and policies including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.


At August 31, 2009, 20.3% of the fund's total assets were rated BBB (or were considered of equivalent quality), 11.0% of the fund's total assets were rated BB (or were considered of equivalent quality), 12.0% of the fund's total assets were rated B (or were considered of equivalent quality), and 2.5% of the fund's total assets were rated CCC and lower (or were considered of equivalent quality), 52.6% of the fund's long-term holdings were not rated and cash or cash equivalents represented 1.6% of the fund's long-term holdings.


U.S. GOVERNMENT SECURITIES

U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Although the U.S. government has recently provided financial support to FNMA and FHLMC, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the recent financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S. government agencies like the Federal Deposit Insurance Corporation. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

CONVERTIBLE DEBT SECURITIES

The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

MUNICIPAL OBLIGATIONS

The fund may purchase municipal obligations. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The fund's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

MUNICIPAL LEASE OBLIGATIONS

Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with other tax-exempt bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligations. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the non-appropriation risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The fund will seek to minimize these risks.

In determining the liquidity of municipal lease obligations, Pioneer, under guidelines established by the fund's Board of Trustees, will consider: (1) the essential nature of the leased property; and (2) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operation of the municipality.

If leased property is determined not to be essential in nature or if there is a likelihood that the municipality will discontinue appropriating funding, then the following factors will also be considered in determining liquidity:

(1) any relevant factors related to the general credit quality of the municipality, which may include: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); and (d) the legal recourse in the event of failure to appropriate.

(2) any relevant factors related to the marketability of the municipal lease obligation which may include: (a) the frequency of trades and quotes for the obligation; (b) the number of dealers willing to purchase or sell the obligation and the number of other potential purchasers; (c) the willingness of dealers to undertake to make a market in the obligation; and (d) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer.

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MORTGAGE-BACKED SECURITIES


The fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of mortgage-backed securities ("MBS") that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the fund's portfolio at the time the fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid.


The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, the fund may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or "SPVs") and other entities that acquire and package mortgage loans for resale as MBS.

Unlike mortgage-backed securities issued or guaranteed by the U. S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If the fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund's securities. Therefore, if there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if Pioneer determines that the securities meet the fund's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The fund may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Pioneer may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the fund's limitation on investments in illiquid securities. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.

The fund also may invest in planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the fund does not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

ASSET-BACKED SECURITIES

The fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. There may be no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset backed securities have many of the same characteristics and risks as the mortgage-backed securities described above.

The fund may purchase commercial paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Asset-backed securities include collateralized debt obligations ("CDOs"), such as collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

The trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and helps protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist under some market conditions for some CDOs. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

SUBORDINATED SECURITIES

The fund may also invest in other types of fixed income securities which are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called "high yield" or "junk" bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

STRUCTURED SECURITIES

The fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of the fund's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.

FLOATING RATE LOANS

A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount. The base rate usually is the London Interbank Offered Rate ("LIBOR"), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.

Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. The fund may invest in loans in different ways. The fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or
(iii) purchase a participation interest in a loan.

PARTICIPATION INTERESTS. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The fund may acquire participation interests from the financial institution or from another investor. The fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, the fund may be treated as a general creditor of such entity.

INVERSE FLOATING RATE SECURITIES

The fund may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

ZERO COUPON, PAY-IN-KIND, DEFERRED AND CONTINGENT PAYMENT SECURITIES

The fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the fund may receive no interest.

RESIDUAL INTERESTS IN MUNICIPAL SECURITIES

Certain municipal securities are divided into short-term and long-term components. The short-term component has a long-term maturity, but pays interest at a short-term rate that is reset by means of a "dutch auction" or similar method at specified intervals (typically 35 days). The long-term component or "residual interest" pays interest at a rate that is determined by subtracting the interest paid on the short-term component from the coupon rate on the municipal securities themselves. Consequently, the interest rate paid on residual interests will increase when short-term interest rates are declining and will decrease when short-term interest rates are increasing. This interest rate adjustment formula results in the market value of residual interests being significantly more volatile than that of ordinary municipal securities. In a declining interest rate environment, residual interests can provide the fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders. However, because of the market volatility associated with residual interests, the fund will not invest more than 10% of its total assets in residual interests in municipal securities.

NON-U.S. INVESTMENTS

EURODOLLAR INSTRUMENTS AND SAMURAI AND YANKEE BONDS. The fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

INVESTMENTS IN EMERGING MARKETS. The fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the fund may invest in unquoted securities of emerging market issuers.

RISKS OF NON-U.S. INVESTMENTS

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

NON-U.S. SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the fund's investments and the availability to the fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

INVESTMENTS IN DEPOSITARY RECEIPTS

The fund may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

While the fund may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

OPTIONS ON FOREIGN CURRENCIES

The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.

The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

INVESTMENT COMPANY SECURITIES AND REAL ESTATE INVESTMENT TRUSTS

OTHER INVESTMENT COMPANIES

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, a fund may not acquire the securities of another investment company if such purchase would result in (i) 3% or more of the total outstanding voting securities of any one investment company being held by the fund, (ii) 5% or more of the fund's total assets being invested in any one investment company, or (iii) 10% or more of the fund's total assets being invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may also invest without limit in money market funds. Investing in other investment companies subjects the fund to the risks of investing in the underlying securities held by those investment companies.

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

DERIVATIVE INSTRUMENTS

OPTIONS ON SECURITIES AND SECURITIES INDICES

For hedging purposes or to seek to increase total return, the fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall "out-of-the-money", the fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

PURCHASING CALL AND PUT OPTIONS. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by
an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Pioneer to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS REGARDING FUTURES CONTRACTS. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S.

securities because currency movements impact the value of different securities in differing degrees.

If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.


FINANCIAL FUTURES AND OPTIONS TRANSACTIONS. The Commodity Futures Trading Commission ("CFTC") does not limit futures transactions and options thereon by registered investment companies, provided that the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation under the Commodity Exchange Act. As a result, the fund is not restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund, however, has policies with respect to futures and options thereon as set forth herein.


CREDIT DEFAULT SWAP AGREEMENTS

The fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no specified events of default, or "credit events", on an underlying reference obligation have occurred. If such a credit event occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation, or must make a cash settlement payment. The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no credit event occurs, the fund will receive no return on the stream of payments made to the seller. However, if a credit event occurs, the fund, as the buyer, receives the full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, the fund, as the seller, must pay the buyer the full notional value of the reference obligation. The fund, as the seller, would be entitled to receive the reference obligation. Alternatively, the fund may be required to make a cash settlement payment, where the reference obligation is received by the fund as seller. The value of the reference obligation, coupled with the periodic payments previously received, would likely be less than the full notional value the fund pays to the buyer, resulting in a loss of value to the fund as seller. When the fund acts as a seller of a credit default swap agreement it is exposed to the risks of a leveraged transaction. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed to be equivalent to such rating.

EQUITY SECURITIES AND RELATED INVESTMENTS

INVESTMENTS IN EQUITY SECURITIES

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

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the fund.

WARRANTS AND STOCK PURCHASE RIGHTS

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

PREFERRED SHARES

The fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

OTHER INVESTMENTS AND INVESTMENT TECHNIQUES

SHORT-TERM INVESTMENTS

For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Pioneer to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.

ILLIQUID SECURITIES

The fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of the fund's illiquid securities exceeds this percentage limitation, the fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. A repurchase agreement may be considered a loan by the fund collateralized by securities. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the fund's ability to enter into repurchase agreements.


REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. The fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes. The fund will segregate assets in an amount at least equal to the repurchase price of the securities.


SHORT SALES AGAINST THE BOX

The fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.

DOLLAR ROLLS

The fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold.

However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the fund sells the security becomes insolvent, the fund's right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the fund is required to repurchase may be worth less than an instrument which the fund originally held. Successful use of dollar rolls will depend upon Pioneer's ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.

ASSET SEGREGATION

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

PORTFOLIO TURNOVER

It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. See "Annual Fee, Expense and Other Information" for the fund's annual portfolio turnover rate.

LENDING OF PORTFOLIO SECURITIES

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral. The fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the cash collateral declines, the fund may take a loss on the loan. Where the fund receives securities as collateral, the fund will earn no income on the collateral, but will earn a fee from the borrower. The fund may not exercise voting rights on loaned securities, but reserves the right to recall loaned securities so that they may be voted according to the fund's Proxy Voting Policies and Procedures.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. Where the collateral delivered by the borrower is cash, the fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. The fund will lend portfolio securities only to firms that have been approved in advance by Pioneer, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the fund from loss. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

INTERFUND LENDING

To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements ("Interfund Lending Agreements") under which the fund would lend money and borrow money for temporary purposes directly to and from another Pioneer fund through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order granted to the funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Pioneer fund, the fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1/3% of its total assets.

No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund's net assets at the time of the loan. A fund's Interfund Loans to any one fund shall not exceed 5% of the lending fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When the fund enters into when-issued or delayed delivery transactions it will segregate liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the Pioneer funds' portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable federal securities laws and regulations and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other separate accounts and unregistered products that have substantially similar investment strategies to those of another Pioneer fund, and therefore portfolio holdings that may be substantially similar, and in some cases nearly identical, to such fund, these policies and procedures only relate to the disclosure of portfolio information of the Pioneer funds that are registered management companies. Separate account and unregistered product clients are not subject to these policies and procedures. Separate account and unregistered product clients of Pioneer have access to their portfolio holdings, and prospective clients have access to representative holdings.

Generally, Pioneer will make a fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish a fund's full portfolio holdings thirty (30) days after the end of each month (this time period may be different for certain funds). Such information shall be made available on the funds' website (www.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding a fund's top ten holdings (including the percentage of a fund's assets represented by each security), the percentage breakdown of a fund's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.

Pioneer may provide a fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating a fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the fund's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board of Trustees will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of a fund.

Currently, Pioneer, on behalf of the Pioneer funds, has ongoing arrangements whereby the following entities may receive a fund's full portfolio holdings or other information prior to the date such information is made public:
Metropolitan Life Insurance Company (within 30 days after month end for board materials and advance preparation of marketing materials); Roszel Advisors (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Oppenheimer & Co. (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); UBS (within 15 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Ibbotson Associates Advisors LLC (as needed to select Pioneer funds for the Pioneer-Ibbotson fund of funds products); Beacon Pointe Advisors (as needed for quarterly review of certain Pioneer funds); and Commonwealth Financial Network (within 30 days after month end for internal risk analysis).

Compliance with the funds' portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund's statement of additional information.

The funds' portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the funds' custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the funds, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of a fund's portfolio holdings information.

In addition, the funds make their portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of a fund's fiscal quarter.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT POLICIES. The fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or

2.    more than 50% of the outstanding shares of the fund.

The fund's fundamental policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not make any investment if, as a result, the fund's investments will be concentrated in any one industry.

(8) Normally, the fund will invest at least 80% of its net assets in investments the income from which will be exempt from regular federal income tax.

With respect to the fundamental policy relating to borrowing money set forth in
(1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund's investment portfolio is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a fund's shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund's net investment income in any given period. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.


A Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund's investment policies (including the Fund's fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to may of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Fund's policies on senior securities. If the Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund's Board and Pioneer regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff's position on this issue has changed.


With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund's underwriting commitments, when added to the value of the fund's investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund's manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund has obtained exemptive relief from the SEC to make loans to other Pioneer funds through a credit facility. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, "senior securities" are defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose. A fund also may borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund's outstanding shares through leveraging. Leveraging of a fund's portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund's net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in
(7) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC staff has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; with respect to tax-exempt funds that invest 80% of their assets in tax-exempt securities, securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. As of the date of the SAI, the fund relies on the Bloomberg Municipal Industry Code.

The fund's fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

NON-FUNDAMENTAL INVESTMENT POLICY. The following policy is non-fundamental and may be changed by a vote of the Board of Trustees without approval of shareholders.

The fund may not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being subject to the limitations discussed above under "Other Investment Companies" so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G). The fund has adopted this non-fundamental policy in order that the fund may be a permitted investment of the series of Pioneer Ibbotson Asset Allocation Series, which invest all of their assets in other investment companies. If the series of Pioneer Ibbotson Asset Allocation Series do not invest in the fund, then this non-fundamental restriction will not apply.

In addition, the fund's investment objective is non-fundamental and may be changed by a vote of the Board of Trustees without approval of shareholders.

DIVERSIFICATION


The fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. As a consequence, a non-diversified fund is subject to greater risk than a diversified fund. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the fund's total assets, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the fund may change its classification from non-diversified to diversified without shareholder approval.


3. TRUSTEES AND OFFICERS

The Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 62 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 47 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

------------------------------------------------------------------------------------------------------------------------
                                       TERM OF OFFICE
NAME, AGE AND       POSITION HELD      AND LENGTH OF      PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS HELD BY
ADDRESS             WITH THE FUND      SERVICE            FIVE YEARS                         THIS TRUSTEE
------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------
John F. Cogan,      Chairman of the    Trustee since      Deputy Chairman and a Director     None
Jr. (83)*           Board, Trustee     2005. Serves       of Pioneer Global Asset
                    and President      until a            Management S.p.A. ("PGAM");
                                       successor          Non-Executive Chairman and a
                                       trustee is         Director of Pioneer Investment
                                       elected or         Management USA Inc. ("PIM-USA");
                                       earlier            Chairman and a Director of
                                       retirement or      Pioneer; Chairman and Director
                                       removal.           of Pioneer Institutional Asset
                                                          Management, Inc. (since 2006);
                                                          Director of Pioneer Alternative
                                                          Investment Management Limited
                                                          (Dublin); President and a
                                                          Director of Pioneer Alternative
                                                          Investment Management (Bermuda)
                                                          Limited and affiliated funds;
                                                          Director of PIOGLOBAL Real
                                                          Estate Investment Fund (Russia)
                                                          (until June 2006); Director of
                                                          Nano-C, Inc. (since 2003);
                                                          Director of Cole Management Inc.
                                                          (since 2004); Director of
                                                          Fiduciary Counseling, Inc.;
                                                          President and Director of
                                                          Pioneer Funds Distributor, Inc.
                                                          ("PFD") (until May 2006);
                                                          President of all of the Pioneer
                                                          Funds; and Of Counsel, Wilmer
                                                          Cutler Pickering Hale and Dorr
                                                          LLP

------------------------------------------------------------------------------------------------------------------------
Daniel K.           Trustee and        Trustee since      Director, CEO and President of     None
Kingsbury (51)*     Executive Vice     2007. Serves       Pioneer Investment Management
                    President          until a            USA Inc. (since February 2007);
                                       successor          Director and President of
                                       trustee is         Pioneer Investment Management,
                                       elected or         Inc. and Pioneer Institutional
                                       earlier            Asset Management, Inc. (since
                                       retirement or      February 2007); Executive Vice
                                       removal.           President of all of the Pioneer
                                                          Funds (since March 2007);
                                                          Director of Pioneer Global Asset
                                                          Management S.p.A. (since April
                                                          2007); Head of New Markets
                                                          Division, Pioneer Global Asset
                                                          Management S.p.A. (2000-2007)
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------
David R. Bock (66)       Trustee       Trustee since      Managing Partner, Federal City     Director of Enterprise
                                       2005. Serves       Capital Advisors (boutique         Community Investment, Inc.
                                       until a            merchant bank) (1997 to 2004 and   (privately-held affordable
                                       successor          2008 - present); and Executive     housing finance company);
                                       trustee is         Vice President and Chief           Director of New York
                                       elected or         Financial Officer, I-trax, Inc.    Mortgage Trust (publicly
                                       earlier            (publicly traded health care       traded mortgage REIT); and
                                       retirement or      services company) (2004 - 2007)    Director of Oxford
                                       removal.                                              Analytica, Inc.
                                                                                             (privately-held research
                                                                                             and consulting company)
------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)        Trustee       Trustee since      President, Bush International,     Director of Marriott
                                       2005. Serves       LLC (international financial       International, Inc.;
                                       until a            advisory firm)                     Director of Discover
                                       successor                                             Financial Services (credit
                                       trustee is                                            card issuer and electronic
                                       elected or                                            payment services); Director
                                       earlier                                               of Briggs & Stratton Co.
                                       retirement or                                         (engine manufacturer);
                                       removal.                                              Director of UAL Corporation
                                                                                             (airline holding company);
                                                                                             Director of Mantech
                                                                                             International Corporation
                                                                                             (national security, defense,
                                                                                             and intelligence technology
                                                                                             firm); and Member, Board of
                                                                                             Governors, Investment
                                                                                             Company Institute

------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman     Trustee       Trustee since      Professor, Harvard University      Trustee, Mellon
(65)                                   2008. Serves                                          Institutional Funds
                                       until a                                               Investment Trust and Mellon
                                       successor                                             Institutional Funds Master
                                       trustee is                                            Portfolio (oversees 17
                                       elected or                                            portfolios in fund complex)
                                       earlier
                                       retirement or
                                       removal.
------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham     Trustee       Trustee since      Founding Director,                 None
(62)                                   2005. Serves       Vice-President and Corporate
                                       until a            Secretary, The Winthrop Group,
                                       successor          Inc. (consulting firm); and
                                       trustee is         Desautels Faculty of Management,
                                       elected or         McGill University
                                       earlier
                                       retirement or
                                       removal.
------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)     Trustee       Trustee since      Chief Executive Officer,           None
                                       2006. Serves       Quadriserv, Inc. (technology
                                       until a            products for securities lending
                                       successor          industry) (2008 - present);
                                       trustee is         Private investor (2004 - 2008);
                                       elected or         and Senior Executive Vice
                                       earlier            President, The Bank of New York
                                       retirement or      (financial and securities
                                       removal.           services) (1986 - 2004)

------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret      Trustee       Trustee since      President and Chief Executive      Director of New America
(61)                                   1982. Serves       Officer, Newbury, Piret &          High Income Fund, Inc.
                                       until a            Company, Inc. (investment          (closed-end investment
                                       successor          banking firm)                      company)
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
------------------------------------------------------------------------------------------------------------------------
Stephen K. West (81)     Trustee       Trustee since      Senior Counsel, Sullivan &         Director, The Swiss
                                       2005. Serves       Cromwell LLP (law firm)            Helvetia Fund, Inc.
                                       until a                                               (closed-end investment
                                       successor                                             company)
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.

------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS:
------------------------------------------------------------------------------------------------------------------------
Dorothy E.          Secretary          Since 2005.        Secretary of PIM-USA; Senior       None
Bourassa (61)                          Serves at the      Vice President- Legal of
                                       discretion of      Pioneer; Secretary/Clerk of most
                                       the Board          of PIM-USA's subsidiaries; and
                                                          Secretary of all of
                                                          the Pioneer Funds
                                                          since September 2003
                                                          (Assistant Secretary
                                                          from November 2000 to
                                                          September 2003)
------------------------------------------------------------------------------------------------------------------------
Christopher J.      Assistant          Since 2005.        Associate General Counsel of       None
Kelley (45)         Secretary          Serves at the      Pioneer since January 2008 and
                                       discretion of      Assistant Secretary of all of
                                       the Board          the Pioneer Funds since
                                                          September 2003; Vice President
                                                          and Senior Counsel of Pioneer
                                                          from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley     Treasurer          Since 2008.        Vice President-Fund Accounting,    None
(50)                                   Serves at the      Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Treasurer of all of
                                                          the Pioneer Funds
                                                          since March 2008;
                                                          Deputy Treasurer of
                                                          Pioneer from March
                                                          2004 to February 2008;
                                                          Assistant Treasurer of
                                                          all of the Pioneer
                                                          Funds from March 2004
                                                          to February 2008; and
                                                          Treasurer and Senior
                                                          Vice President, CDC
                                                          IXIS Asset Management
                                                          Services from 2002 to
                                                          2003
------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti    Assistant          Since 2005.        Assistant Vice President-Fund      None
(44)                Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Assistant Treasurer
                                                          of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)  Assistant          Since 2005.        Fund Accounting Manager - Fund     None
                    Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Assistant Treasurer
                                                          of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
David F. Johnson    Assistant          Since 2009.        Fund Administration Manager -      None
(30)                Treasurer          Serves at the      Fund Accounting, Administration
                                       discretion of      and Controllership Services
                                       the Board          since November 2008 and
                                                          Assistant Treasurer of all of
                                                          the Pioneer Funds since January
                                                          2009; Client Service Manager -
                                                          Institutional Investor Services
                                                          at State Street Bank from March
                                                          2003 to March 2007
------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm   Chief Compliance   Since 2007.        Chief Compliance Officer of        None
(50)                Officer            Serves at the      Pioneer since December 2006 and
                                       discretion of      of all the Pioneer Funds since
                                       the Board          January 2007; Vice President and
                                                          Compliance Officer, MFS
                                                          Investment Management (August
                                                          2005 to December 2006);
                                                          Consultant, Fidelity Investments
                                                          (February 2005 to July 2005);
                                                          Independent Consultant (July
                                                          1997 to February 2005)
------------------------------------------------------------------------------------------------------------------------


* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") is indirectly wholly owned by UniCredit S.p.A. ("UniCredit"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

                                BOARD COMMITTEES


During the most recent fiscal year, the Board of Trustees held 6 meetings. Each Trustee attended at least 75% of such meetings.


The Board of Trustees has an Audit Committee, a Governance Committee (formerly, the Independent Trustees Committee), a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

AUDIT

David R. Bock (Chair), Benjamin M. Friedman and Marguerite A. Piret

GOVERNANCE

David R. Bock, Mary K. Bush, Benjamin M. Friedman, Margaret B.W. Graham, Thomas
J. Perna, Marguerite A. Piret and Stephen K. West (Chair)

NOMINATING

Mary K. Bush (Chair), Benjamin M. Friedman, Margaret B.W. Graham and Marguerite
A. Piret

VALUATION

David R. Bock, Benjamin M. Friedman and Marguerite A. Piret (Chair)

POLICY ADMINISTRATION

Mary K. Bush, Thomas J. Perna (Chair), Margaret B.W. Graham and Stephen K. West


During the most recent fiscal year, the Audit, Governance, Nominating, Valuation, and Policy Administration Committees held 7, 6, 0, 4 and 5 meetings, respectively.


The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to, among other things:

o act as a liaison between the fund's independent registered public accounting firm and the full Board of Trustees of the fund;

o discuss with the fund's independent registered public accounting firm their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting; and

o ensure that the fund's independent registered public accounting firm submits on a periodic basis to the Committee a formal written statement delineating all relationships between the independent registered public accounting firm and Pioneer and its affiliates; actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm; and recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the independent registered public accounting firm's independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

The Governance Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The Amended and Restated Agreement and Declaration of Trust provides that no Trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Amended and Restated Agreement and Declaration of Trust requires the fund to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or

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

shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of the fund the full protection from liability that the law allows.

COMPENSATION OF OFFICERS AND TRUSTEES

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under "Annual Fees, Expense and Other Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

o each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

o the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the funds for the fees paid to the Interested Trustees.

See "Compensation of Officers and Trustees" in "Annual Fee, Expense and Other Information."

SALES LOADS. The fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.

SHARE OWNERSHIP. See "Annual Fee, Expense and Other Information" for information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.

PROXY VOTING POLICIES. Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners without charge at http://www.pioneerinvestments.com and on the SEC's website at http://www.sec.gov. The fund's "Proxy Voting Policies and Procedures" are attached as "Appendix B".

4. INVESTMENT ADVISER

The fund has entered into an amended and restated management agreement (hereinafter, the "management contract") with Pioneer, effective July 1, 2008, pursuant to which Pioneer continues to act as the fund's investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredit. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredit's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

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

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act. Pursuant to the management contract, Pioneer assumes no responsibility other than to render the services called for under the management contract, in good faith, and Pioneer will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the fund. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract. The management contract requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management contract, and except as specifically stated therein, Pioneer is not responsible for any of the fund's ordinary and extraordinary expenses.

ADVISORY FEE. As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.50% of the fund's average daily net assets up to $500 million, 0.475% of the next $500 million and 0.45% on assets over $1 billion. This fee is accrued daily and paid monthly.


EXPENSE LIMIT. Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, and brokerage commissions) to the extent required to reduce fund expenses to 0.90% and 1.80% of the average daily net assets attributable to Class A and Class C shares, respectively. Class Y shares do not have an expense limitation. These expense limitations are in effect through January 1, 2012 for Class A shares and through January 1, 2011 for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond January 1, 2012 for Class A shares and January 1, 2011 for Class C shares. There can be no assurance that Pioneer will extend the contractual expense limitation beyond the aforementioned dates. While in effect, the arrangement may be terminated for a class only by agreement of Pioneer and the Board of Trustees.


ADMINISTRATION AGREEMENT. The fund has entered into an amended and restated administration agreement with Pioneer, effective July 1, 2008, pursuant to which Pioneer continues to act as the fund's administrator, performing certain accounting, administration and legal services for the fund. Pioneer is reimbursed for its cost of providing such services. The cost of providing these services is based on direct costs and costs of overhead, subject to review by the Board of Trustees. See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services.

Under the terms of the amended and restated administration agreement with the fund, Pioneer pays or reimburses the fund for expenses relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel

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

compensation, training and benefits; (b) the charges and expenses of auditors;
(c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any; (m) fees payable by the fund under management agreements and the administration agreement; and (n) extraordinary expenses. The fund shall also assume and pay any other expense that the fund, Pioneer or any other agent of the fund may incur not listed above that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.

POTENTIAL CONFLICTS OF INTEREST. The fund is managed by Pioneer, which also serves as investment adviser to other Pioneer mutual funds and other accounts (including separate accounts and unregistered products) with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

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

PERSONAL SECURITIES TRANSACTIONS. The fund, Pioneer, and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and certain of Pioneer's affiliates. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

5. PRINCIPAL UNDERWRITER AND DISTRIBUTION PLAN

PRINCIPAL UNDERWRITER

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.

The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plan (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables under "Annual Fee, Expense and Other Information" for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A and Class C shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value.

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

You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution.

DISTRIBUTION PLAN. The fund has adopted a distribution plan (the "Distribution Plan") pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A and Class C shares. The fund has not adopted a distribution plan with respect to its Class Y shares.

For each Class that has adopted a Distribution Plan, fees under the Distribution Plan may be used to make payments to one or more principal underwriters, broker-dealers, financial intermediaries (which may include banks) and other parties that enter into a distribution, selling or service agreement with respect to the shares of such Class (each of the foregoing, a "Service Party"). The fund, its principal underwriter or other parties also may incur expenses in connection with the distribution or marketing and sales of the fund's shares that may be paid or reimbursed by the fund. The aggregate amount in respect of such fees and expenses with respect to each Class shall be the amount calculated at a percentage per annum of the average daily net assets attributable to such Class as set forth below:

          CLASS                      APPLICABLE PERCENTAGE PER ANNUM

         Class A                                  0.25%
         Class C                                  1.00%

Payments are made under the Distribution Plan for distribution services and other activities in respect of the sale of shares of the fund and to make payments for advertising, marketing or other promotional activity, and for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to Service Parties under the Distribution Plan for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided; provided, however, that the fees paid to a recipient with respect to a particular Class that may be used to cover expenses primarily intended to result in the sale of shares of that Class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under the Financial Industry Regulatory Authority ("FINRA") Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

The Distribution Plan also provides that the Service Parties may receive all or a portion of any sales charges paid by investors.

The Distribution Plan permits the fund to pay fees to the Service Parties as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Distribution Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to the Service Parties until the Distribution Plan or any related distribution agreement is terminated or not renewed. In that event, a Service Party's expenses in excess of fees received or accrued through the termination date will be such Service Party's sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Distribution Plan for the fund, the Trustees will review the Distribution Plan and the expenses for each Class within the fund separately. The fund may participate in joint distribution activities with other Pioneer funds. The costs associated with such joint distribution activities are allocated to a fund based on the number of shares sold.

The Distribution Plan also recognizes that Pioneer, PFD or any other Service Party may make payments for distribution-related expenses out of its own resources, including past profits, or

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

payments received from the fund for other purposes, such as management fees, and that the Service Parties may from time to time use their own resources for distribution-related services, in addition to the fees paid under the Distribution Plan. The Distribution Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Distribution Plan but not subject to the maximum amounts set forth above.

Under its terms, the Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan. The Distribution Plan may not be amended to increase materially the amount of the service and distribution fees without shareholder approval, and all material amendments of the Distribution Plan also must be approved by the Trustees, including all of the Independent Trustees, in the manner described above. The Distribution Plan may be terminated with respect to a Class of the fund at any time, without penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of such Class of the fund (as defined in the 1940 Act).

See "Annual Fee, Expense and Other Information" for fund expenses under the Distribution Plan paid to PFD for the most recently completed fiscal year.

CLASS C SHARES. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

6. SHAREHOLDER SERVICING/TRANSFER AGENT

The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $28.75 for each shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.

7. CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the

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

fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

8. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, the fund's independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation with respect to filings with the SEC.

9. PORTFOLIO MANAGEMENT

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of August 31, 2009. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


---------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF
                                                                                 ACCOUNTS MANAGED   ASSETS MANAGED
                                                                                 FOR WHICH          FOR WHICH
NAME OF PORTFOLIO                          NUMBER OF         TOTAL ASSETS        ADVISORY FEE IS    ADVISORY FEE IS
MANAGER               TYPE OF ACCOUNT      ACCOUNTS MANAGED  MANAGED             PERFORMANCE-BASED  PERFORMANCE-BASED
---------------------------------------------------------------------------------------------------------------------
Timothy Pynchon       Other Registered     4                 $1,696,941,000      N/A                N/A
                      Investment
                      Companies
                      -----------------------------------------------------------------------------------------------
                      Other Pooled         0                 $0                  N/A                N/A
                      Investment Vehicles
                      -----------------------------------------------------------------------------------------------
                      Other Accounts       0                 $0                  N/A                N/A
---------------------------------------------------------------------------------------------------------------------

                                                                                 NUMBER OF
                                                                                 ACCOUNTS MANAGED   ASSETS MANAGED
                                                                                 FOR WHICH          FOR WHICH
NAME OF PORTFOLIO                          NUMBER OF         TOTAL ASSETS        ADVISORY FEE IS    ADVISORY FEE IS
MANAGER               TYPE OF ACCOUNT      ACCOUNTS MANAGED  MANAGED             PERFORMANCE-BASED  PERFORMANCE-BASED
---------------------------------------------------------------------------------------------------------------------
David Eurkus          Other Registered     4                 $1,399,995,000      N/A                N/A
                      Investment
                      Companies
                      -----------------------------------------------------------------------------------------------
                      Other Pooled         0                 $0                  N/A                N/A
                      Investment Vehicles
                      -----------------------------------------------------------------------------------------------
                      Other Accounts       1                 $10,512,000         N/A                N/A
---------------------------------------------------------------------------------------------------------------------


POTENTIAL CONFLICTS OF INTEREST. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

      o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

      o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the

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

            security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

      o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

      o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

      o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is

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

completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

      o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Lehman Brothers Municipal Bond Index and Lehman Brothers Non-Investment Grade Municipal Bond Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

      o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

      o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGERS. The following table indicates as of August 31, 2009 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

--------------------------------------------------------------------------------
NAME OF PORTFOLIO MANAGER                BENEFICIAL OWNERSHIP OF THE FUND*

--------------------------------------------------------------------------------
Timothy Pynchon                          B
--------------------------------------------------------------------------------
David Eurkus                             A
--------------------------------------------------------------------------------


*Key to Dollar Ranges

A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. $100,001 - $500,000
F. $500,001 - $1,000,000
G. Over $1,000,000

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10. PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Securities purchased and sold on behalf of the fund normally will be traded in the over-the-counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Pioneer seeks to obtain overall best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research enables Pioneer to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

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

The fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund's total operating expenses. Pursuant to third-party brokerage arrangements, the fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund's fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund's operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the fund's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See "Financial highlights" in the prospectus(es).

See the table in "Annual Fee, Expense and Other Information" for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

11. DESCRIPTION OF SHARES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.

The fund is a series of Pioneer Series Trust V, a Delaware statutory trust (the "Trust"). The Trustees have authorized the issuance of the following classes of shares of the fund, designated as Class A shares, Class B shares, Class C shares, Class R shares and Class Y shares. Class B and Class R shares have not been issued as of the date of this statement of additional information. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

The Trust

The Trust's operations are governed by the Amended and Restated Agreement and Declaration of Trust, dated as of July 1, 2008 (referred to in this section as the declaration). A copy of the

Trust's Certificate of Trust dated as of October 12, 2005, as amended, is on file with the office of the Secretary of State of Delaware.

Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the board or by a majority of the outstanding shareholders of the Trust.

Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the Trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder's shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder.

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

Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

Small Accounts

The declaration provides that the fund may close out a shareholder's account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of the fund and requires a fund to indemnify a shareholder against liability arising solely from the shareholder's ownership of shares in the fund. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that no trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires the fund to indemnify each trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of the fund the full protection from liability that the law allows.

The declaration provides that the appointment or designation of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment shall not impose any heightened standard of care or liability on such trustee.

Derivative Actions

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

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund's trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund's costs, including attorneys' fees.

The declaration further provides that the fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Boston, Massachusetts, or if not permitted to be brought in federal court, then in state court in Boston, Massachusetts, and that shareholders have no right to jury trial for such actions.

12. SALES CHARGES

The fund continuously offers the following classes of shares: Class A, Class C and Class Y shares, as described in the prospectus. The fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectus.

CLASS A SHARE SALES CHARGES

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                   SALES CHARGE AS A % OF
                                   ----------------------
                                   OFFERING          NET AMOUNT     DEALER
AMOUNT OF PURCHASE                 PRICE             INVESTED       REALLOWANCE

Less than $100,000                 4.50              4.71           4.00
$100,000 but less than $250,000    3.50              3.63           3.00
$250,000 but less than $500,000    2.50              2.56           2.00
$500,000 or more                   0.00              0.00           see below

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The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.

No sales charge is payable at the time of purchase on investments of $500,000 or more, or for purchases by participants in employer-sponsored retirement plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

ACCOUNTS OTHER THAN EMPLOYER-SPONSORED RETIREMENT PLANS
1.00%             Up to $4 million
0.50%             Next $46 million
0.25%             Over $50 million

EMPLOYER-SPONSORED RETIREMENT PLANS
0.50%             Up to $50 million
0.25%             Over $50 million

These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by employer-sponsored retirement plans with at least $500,000 in total plan assets (or that has 1,000 or more eligible participants for employer-sponsored retirement plans with accounts established with Pioneer on or before March 31,
2004) will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase.

If an investor eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge, Class A shares may be selected where the investor does not require the distribution and account services needs typically required by Class R share investors and/or the broker-dealer has elected to forgo the level of compensation that Class R shares provides.

LETTER OF INTENT ("LOI"). Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PIMSS within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the

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

fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PIMSS, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PIMSS your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI. Any share class for which no sales charge is paid cannot be included under the LOI.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount that would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PIMSS, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

CLASS C SHARES

You may buy Class C shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.

In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the longest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

CLASS Y SHARES

No front-end, deferred or asset based sales charges are applicable to Class Y shares.

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ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Pioneer or one or more of its affiliates (collectively, "Pioneer Affiliates") may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Pioneer funds. Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Pioneer funds. These additional payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Pioneer funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Pioneer negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Pioneer Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary's costs. In this context, "financial intermediary" includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with a Pioneer Affiliate.

A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pioneer funds over other mutual funds or cooperate with the distributor's promotional efforts. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary's willingness to support the sale of the Pioneer funds through the financial intermediary's distribution system. Pioneer Affiliates are motivated to make the payments described above since they promote the sale of Pioneer fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients' accounts, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the funds with respect to those assets.

REVENUE SHARING PAYMENTS. Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Pioneer funds. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary's sales system, participation by the intermediary in the distributor's marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force), placement on the financial intermediary's preferred fund list, and access (in some cases, on a preferential basis over other competitors) to

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

individual members of the financial intermediary's sales force or management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its "shelf space"). Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

The revenue sharing payments Pioneer Affiliates make may be calculated on sales of shares of Pioneer funds ("Sales-Based Payments"); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.25% per annum of those assets. Such payments also may be calculated on the average daily net assets of the applicable Pioneer funds attributable to that particular financial intermediary ("Asset-Based Payments"); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.15% per annum of those assets. Sales-Based Payments primarily create incentives to make new sales of shares of Pioneer funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Pioneer funds in investor accounts. Pioneer Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pioneer Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

OTHER PAYMENTS. From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Pioneer funds. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

As of January 1, 2009, Pioneer anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the fund's prospectuses and statement of additional information:

A.G. Edwards & Sons Inc.
AIG VALIC

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Ameriprise Financial Services, Inc.
Associated Securities Corp.
AXA Advisors, LLC
Charles Schwab & Co., Inc.
Chevy Chase Securities, Inc.
Citigroup Global Markets Inc.
Commonwealth Financial Network
D.A. Davidson & Co.
Ferris, Baker Watts Inc.
Fidelity Brokerage Services LLC
First Clearing, LLC
First Command Financial Planning, Inc.
H&R Block Financial Advisors, Inc.
Hartford Securities Distribution Company, Inc.
Hewitt Financial Services LLC
ING
J.J.B. Hilliard, W.L Lyons, Inc.
Janney Montgomery Scott LLC
Jefferson National Securities Corporation
Legend Equities Corporation
Lincoln Investment Planning,
Inc. LPL Financial Corp.
Merrill Lynch & Co., Inc.
Mesirow Financial, Inc.
MetLife Securities Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley & Co., Inc.
Mutual of Omaha Investor Services, Inc.
Mutual Service Corporation
N.I.S. Financial Services, Inc.
National Financial Services LLC
Nationwide Securities, Inc.
Northwestern Investment Services, LLC
OneAmerica Securities, Inc.
Oppenheimer & Co., Inc.
Pershing LLC
PFS Investments Inc
Prudential Financial
Primevest Financial Services, Inc.
Raymond James Financial Services, Inc.
RBC Dain Rauscher Inc.
Ridge Clearing & Outsourcing Solutions, Inc.
Robert W. Baird & Co., Inc.
Scott and Stringfellow, Inc.
Scottrade, Inc.
Securities America, Inc.
Southwest Securities, Inc.
Sterne Agee & Leach, Inc.
Stifel Nicholas & Company, Inc.
Symetra Investment Services, Inc.
UBS Financial Services Inc.

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Wachovia Securities
Waterstone Financial Group, Inc.
Wells Fargo Investments, LLC

Please contact your financial intermediary for details about any payments it receives from Pioneer Affiliates or the funds, as well as about fees and/or commissions it charges.

13. REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

SYSTEMATIC WITHDRAWAL PLAN(S) ("SWP") CLASS A AND CLASS C SHARES. A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.

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REINSTATEMENT PRIVILEGE (CLASS A SHARES). Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

14. TELEPHONE AND ONLINE TRANSACTIONS

You may purchase, exchange or sell Class A or Class C shares by telephone or online. Class Y shares may not be purchased by telephone, and Class Y shareowners are not eligible for on line transaction privileges. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. (Class Y account holders should contact Pioneer's Group Plans Department at 1-800-665-8839 between 9:00 a.m. and 5:30 p.m.) Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFoneSM"). YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE OR ONLINE TRANSACTION.

TELEPHONE TRANSACTION PRIVILEGES. To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

ONLINE TRANSACTION PRIVILEGES. If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:

o     For new accounts, complete the online section of the account application

o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

TELEPHONE AND WEBSITE ONLINE ACCESS. You may have difficulty contacting the fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction

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

processing accordingly. If you are unable to access www.pioneerinvestments.com or to reach the fund by telephone, you should communicate with the fund in writing.

FACTFONE(SM). FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone(SM) allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. Computer-assisted Class Y share telephone purchases, exchanges and redemptions and certain other FactFone(SM) features for Class Y shareholders are not currently available through FactFoneSM. YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFoneSM. Call PIMSS for assistance.

FactFone(SM) allows shareholders to hear the following recorded fund information:

      o net asset value prices for all Pioneer mutual funds;

      o annualized 30-day yields on Pioneer's fixed income funds;

      o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and

      o dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFone(SM) represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of each class of shares (except for Pioneer Cash Reserves Fund, Pioneer Institutional Money Market Fund, Pioneer Tax Free Money Market Fund and Pioneer Treasury Reserves Fund, which each seek to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

15. PRICING OF SHARES

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine

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its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Other securities are valued at the last sale price on the principal exchange or market where they are traded. Cash equivalent securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.

Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in non U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund's net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

When prices determined using the foregoing methods are not available or are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities in accordance with procedures approved by the fund's trustees. The fund also may use fair value pricing methods to value its securities, including a non-U.S. security, when Pioneer determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, the fund may use a pricing matrix. The prices used for these securities may differ from the amounts received by the fund upon sale of the securities, and these differences may be substantial.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class C and Class Y shares are offered at net asset value without the imposition of an initial sales charge (Class C shares may be subject to a CDSC).

16. TAX STATUS

The fund is treated as a separate entity for U.S. federal income tax purposes. The fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not pay U.S. federal income tax on income and capital gains

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

distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or
(3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the "check-the-box" regulations) will generally pass through to the fund. Consequently, in order to qualify as a regulated investment company, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

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

If, for any taxable year, the fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed taxable ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.


The fund declares a dividend from any net investment income (excluding capital gains) each business day. The fund generally pays dividends from any net investment income on the last business day of the month or shortly thereafter. The fund distributes any net short- and long-term capital gains in November. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

The fund may from time to time invest a portion of its portfolio in taxable obligations and may engage in transactions generating gain or income that is not tax-exempt, e.g., the fund may purchase and sell non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire debt obligations at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into options and futures transactions. The fund's distributions of such gain or income will not be "exempt-interest dividends", as described below, and accordingly will be taxable.


The Code permits tax-exempt interest received by the fund to flow through as tax-exempt "exempt-interest dividends" to the fund's shareholders, provided that the fund qualifies as a regulated investment company and at least 50% of the value of the fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations that pay interest excluded from gross income under Section 103(a) of the Code. That part of the fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the fund as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. The percentage of income designated as exempt-interest dividends is applied uniformly to all distributions made during each taxable year and may differ from the percentage of distributions consisting of tax-exempt interest during any particular month. That portion of the fund's dividends and distributions not designated as exempt-interest dividends will be taxable as described below.

Exempt-interest dividends derived from interest on certain "private activity bonds" will be items of tax preference, which increase alternative minimum taxable income for individuals or entities that are subject to the U.S. federal alternative minimum tax. All exempt-interest dividends may result in or increase a corporate shareholder's liability for the federal alternative minimum tax.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the fund. The fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users. Shareholders receiving social security or certain railroad retirement benefits may be subject

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

to U.S. federal income tax on a portion of such benefits as a result of receiving exempt-interest dividends paid by the fund.

Unless a shareholder specifies otherwise, all distributions from the fund to that shareholder will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends from the fund, other than exempt-interest dividends, generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from net investment income that is not tax exempt and from net short-term capital gains are taxable as ordinary income. Since the fund's income is derived primarily from sources that do not pay dividends, it is not expected that any dividends paid by the fund will qualify for either the dividends-received deduction for corporations or the maximum 15% U.S. federal income tax rate available to individual and certain other noncorporate shareholders on qualified dividend income.

Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Distributions from net capital gains, if any, that are designated as capital gain dividends by the fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual and certain other noncorporate shareholders generally will qualify for reduced U.S. federal income tax rates (currently, a maximum rate of 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets) on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders. Under current law, the reduced maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will not apply in taxable years beginning after December 31, 2010.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated for certain purposes as paid by the fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company's undistributed income and gain subject to the 4% excise tax described above, such "spilled back" dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. See "Annual Fee, Expense and Other Information" for the fund's available capital loss carryforwards. The fund may not carry forward any losses other than net capital losses.

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At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or to undistributed capital gains of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or gains may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Gain may be increased (or loss reduced) upon a redemption of Class A shares of the fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment), without payment of an additional sales charge, of Class A shares of the fund or of another Pioneer fund (or any other shares of a Pioneer fund generally sold subject to a sales charge).

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.


Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on otherwise-taxable fund dividends or distributions, or on sales or exchanges of fund shares unless the fund shares are "debt-financed property" within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions other than exempt-interest dividends received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the fund.


A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on any fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The fund may invest to a significant extent in debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Federal income tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

The fund is required to withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares paid to shareholders who have not complied with certain IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the fund (other than, for taxable years of the fund beginning on or before December 31, 2009, certain dividends designated by the fund as (i) interest-related dividends, to the extent such dividends are derived from the fund's "qualified net interest income," or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund's "qualified short-term gain") or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. "Qualified net interest income" is the fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

If, as anticipated, the fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

The exemption of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority, since those laws vary with respect to the taxation of such income. Many states exempt from tax that portion of an exempt-interest dividend which represents interest received by the fund on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements, which the fund makes no commitment to seek to satisfy. However, the fund will report annually to its shareholders the percentage of interest income received by the fund during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.


A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund's distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.


17. FINANCIAL STATEMENTS


The fund's financial statements and financial highlights for the fiscal year ended August 31, 2009 appearing in the fund's annual report, filed with the SEC on October 30, 2009 (Accession No. 0001341256-09-000034) are incorporated by reference into this statement of additional information. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.


The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

18. ANNUAL FEE, EXPENSE AND OTHER INFORMATION

--------------------------------------------------------------------------------
PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
The fund's annual portfolio turnover rate for the fiscal years ended August 31,
--------------------------------------------------------------------------------


2009                                                          2008
--------------------------------------------------------------------------------
50%                                                           59%
--------------------------------------------------------------------------------


SHARE OWNERSHIP


--------------------------------------------------------------------------------
As of December 3, 2009, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of December 3, 2009:
--------------------------------------------------------------------------------

                                                                                                   % OF
RECORD HOLDER                                                   SHARE CLASS    NUMBER OF SHARES    CLASS
--------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith, Inc. for the Sole        CLASS A        685,831.289         14.93
Benefit of its Customers
Mutual Fund Administration
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL  32246-6484
--------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith, Inc. for the Sole        Class C        1,342,456.391       50.28
Benefit of its Customers
Mutual Fund Administration
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL  32246-6484
--------------------------------------------------------------------------------------------------------
First Clearing LLC                                              Class Y        11,741.934          8.16
Ronald C. Parker and Paula R. Parker
JT WROS
5604 Shady Elm Center
Plano, TX  75093-24262
--------------------------------------------------------------------------------------------------------
First Clearing LLC                                              Class Y        11,503.067          7.99
Paul A Bloemker
12114 Pollard Rd
Moores Hill IN 47032-9347
--------------------------------------------------------------------------------------------------------
Pioneer Funds Distributor Inc.                                  Class Y        99,999.900          69.46
Attn:  Corporate Accounting
60 State Street
Boston, MA  02109-1800
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEE OWNERSHIP OF SHARES OF THE FUND AND OTHER PIONEER FUNDS

--------------------------------------------------------------------------------
The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2008. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2008. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2008. The dollar ranges in this table are in accordance with SEC requirements.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                 SECURITIES IN ALL REGISTERED INVESTMENT
                                     DOLLAR RANGE OF EQUITY      COMPANIES OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE                      SECURITIES IN THE FUND      PIONEER FAMILY OF FUNDS
--------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.                                     None                                Over $100,000
--------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury                      $50,001 - $100,000                                Over $100,000
--------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------
David R. Bock                                          None                                Over $100,000
--------------------------------------------------------------------------------------------------------
Mary K. Bush                                           None                                Over $100,000
--------------------------------------------------------------------------------------------------------
Benjamin M. Friedman                                   None                              $10,001-$50,000
--------------------------------------------------------------------------------------------------------
Margaret B.W. Graham                                   None                           $50,001 - $100,000
--------------------------------------------------------------------------------------------------------
Thomas J. Perna                                        None                                Over $100,000
--------------------------------------------------------------------------------------------------------
Marguerite A. Piret                                    None                                Over $100,000
--------------------------------------------------------------------------------------------------------


COMPENSATION OF OFFICERS AND TRUSTEES

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.


                                                         PENSION OR
                                                         RETIREMENT BENEFITS    TOTAL COMPENSATION FROM
                                   AGGREGATE             ACCRUED AS PART OF     THE FUND AND OTHER PIONEER
                                   COMPENSATION FROM     FUND EXPENSES          FUNDS**
NAME OF TRUSTEE                    FUND**
INTERESTED TRUSTEES:
John F. Cogan, Jr.*                $          500.00     $              0.00    $               31,100.00
Daniel K. Kingsbury                $            0.00     $              0.00    $                    0.00
INDEPENDENT TRUSTEES:
David R. Bock                      $        1,000.00     $              0.00    $              189,544.87
Mary K. Bush                       $        1,000.00     $              0.00    $              194,500.01
Benjamin M. Friedman+              $        1,000.00     $              0.00    $              153,600.01
Margaret B.W. Graham               $        1,000.00     $              0.00    $              213,500.01
Thomas J. Perna                    $        1,000.00     $              0.00    $              206,045.10
Marguerite A. Piret                $        1,000.00     $              0.00    $              224,400.01
Stephen K. West                    $        1,000.00     $              0.00    $              123,084.11
John Winthrop++                    $          250.00     $              0.00    $               84,050.00
                                   -----------------     -------------------    -------------------------
Total                              $        7,750.00     $              0.00    $            1,419,824.12

      * Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.

      ** For the fiscal year ended August 31, 2009. As of August 31, 2009, there were 67 U.S. registered investment portfolios in the Pioneer Family of Funds.

      +     Dr. Friedman became a Trustee on May 13, 2008.

      ++    Mr. Winthrop resigned as Trustee effective September 9, 2008.

APPROXIMATE MANAGEMENT FEES THE FUND PAID OR OWED PIONEER

The following table shows the dollar amount of gross investment management fees incurred by the fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any. The data is for the past three fiscal years or shorter period if the fund has been in operation for a shorter period.


FOR THE FISCAL YEARS ENDED AUGUST 31,
                   2009              2008                    2007
Gross Fee          $ 239,518         $ 213,409               $ 45,234
Incurred
Net Fee Paid       $ 239,518         $ 109,183               $ 0


FEES THE FUND PAID TO PIONEER UNDER THE ADMINISTRATION AGREEMENT


FOR THE FISCAL YEARS ENDED AUGUST 31,
2009                                       2008                     2007
$ 19,050
                                           $ 9,603                  $ 2,036



--------------------------------------------------------------------------------
UNDERWRITING EXPENSES AND COMMISSIONS
--------------------------------------------------------------------------------
FOR THE FISCAL YEARS ENDED AUGUST 31,
--------------------------------------------------------------------------------
                                            2009          2008          2007
--------------------------------------------------------------------------------
Approximate Net                             $ 21,974      $ 37,369      $ 11,099
Underwriting Expenses
Retained by PFD
--------------------------------------------------------------------------------
Approximate Commissions                     $136,268      $217,319      $ 21,774
Reallowed to Dealers (Class
A shares)
--------------------------------------------------------------------------------
Approximate Commissions                     $      0      $      0      $      0
Reallowed to Dealers (Class
C shares)
--------------------------------------------------------------------------------
Approximate Brokerage and                   $      0      $      0      $      0
Underwriting Commissions
(Portfolio Transactions)
--------------------------------------------------------------------------------

FUND EXPENSES UNDER THE DISTRIBUTION PLAN


FOR THE FISCAL YEAR ENDED AUGUST 31, 2009
             COMBINED PLAN    CLASS A SHARES       CLASS C SHARES

             $     245,568    $       74,776       $      170,792


An estimate by category of the allocation of fees paid by each class of shares of the fund during the fiscal year ended August 31, 2009 is set forth in the following table:

ALLOCATION OF FUND EXPENSES UNDER THE DISTRIBUTION PLAN


----------------------------------------------------------------------------------------------
                          Payments to
                          Servicing                        Sales        Printing
                          Parties(1)       Advertising     Meetings     And Mailing    Total
----------------------------------------------------------------------------------------------
Class A                   137,608          8,146           20,241       22,064         188,059
----------------------------------------------------------------------------------------------
Class C                   301,842          4,068           10,273       11,032         327,215
----------------------------------------------------------------------------------------------


(1)Payments to Servicing Parties include Pioneer Funds Distributor, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the fund (annualized for the period ending September 30, 2009).


--------------------------------------------------------------------------------
CDSCS

--------------------------------------------------------------------------------
During the fiscal year ended August 31, 2009, the following CDSCs were paid to
PFD:
--------------------------------------------------------------------------------
$12,952

--------------------------------------------------------------------------------
CAPITAL LOSS CARRYFORWARDS AS OF AUGUST 31, 2009
--------------------------------------------------------------------------------

At August 31, 2009, the fund had the following net capital loss carryforward:
--------------------------------------------------------------------------------
$4,365,502
--------------------------------------------------------------------------------

19. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS(1)

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") SHORT-TERM PRIME
RATINGS:

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

DESCRIPTION OF MOODY'S DEBT RATINGS:

AAA: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

BA: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

CAA: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

----------
(1)The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

Note: Moody's appends numerical modifiers "1", "2", and "3" to each generic rating classification from "Aa" through "Caa". The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

      o Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

      o     Notes allowing for negative coupons, or negative principal;

      o Notes containing any provision that could obligate the investor to make any additional payments;

      o     Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS:

Issue credit ratings are based, in varying degrees, on the following considerations:

      o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      o     Nature of and provisions of the obligation;

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A "C" rating is assigned to obligations that are currently highly vulnerable to non-payment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, a "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS:

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

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20. APPENDIX B

                                  PROXY VOTING


POLICY

Each of Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc. (collectively, "Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will seek to vote all proxies in accordance with this policy, which are presented in a timely manner.

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received in a timely manner will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group. Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

APPLICABILITY

Pioneer's Proxy Voting policy and related procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. The Proxy Voting policies and procedures summarize Pioneer's position on a number of issues for which proxies may be solicited. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios or proxy events involving closed-end Funds. Because of the special issues associated with proxy solicitations by closed-end Funds, shares of closed-end Funds will be voted by Pioneer on a case-by-case basis.

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PURPOSE

The overriding goal of Pioneer's Proxy Voting Procedure is that proxies for all United States ("US") and non-US companies that are received in a timely manner will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us, or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredit S.p.A. ("UniCredit").


Any questions about these policies and procedures should be directed to Pioneer's Director of Investment Operations (the "Proxy Coordinator").


                                   PROCEDURES


PROXY VOTING SERVICE


Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.


PROXY COORDINATOR


The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Chief Legal Officer or his or her designee whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).


REFERRAL ITEMS


The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Pioneer's proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear

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with respect to the matter to be voted on. Under such circumstances, the Proxy
Coordinator will seek a written voting recommendation from the Head of Portfolio Management U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.


SECURITIES LENDING


In accordance with industry standards proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.


SHARE-BLOCKING


"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.


DISCLOSURE


Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.


PROXY VOTING OVERSIGHT GROUP


The members of the Proxy Voting Oversight Group include Pioneer's: Head of Portfolio Management U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance Officer of the Adviser and Funds. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group.

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The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.


AMENDMENTS

Pioneer may not amend its Proxy Voting Policies and Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A. ("PGAM").

FILING FORM N-PX

The Proxy Coordinator and the Regulatory Compliance Manager are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

COMPLIANCE FILES N-PX.

The Compliance department will ensure that a corresponding Form N-PX exists for each Pioneer registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Pioneer record keeping policies.

PROXY VOTING GUIDELINES

ADMINISTRATIVE

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

      o     Corporate name change.

      o     A change of corporate headquarters.

      o     Stock exchange listing.

      o     Establishment of time and place of annual meeting.

      o     Adjournment or postponement of annual meeting.

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      o     Acceptance/approval of financial statements.

      o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

      o     Approval of minutes and other formalities.

      o Authorization of the transferring of reserves and allocation of income.

      o     Amendments to authorized signatories.

      o     Approval of accounting method changes or change in fiscal year-end.

      o     Acceptance of labor agreements.

      o     Appointment of internal auditors.


Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items that maybe inconsistent, in its view, with Pioneer's goal of supporting the value of client's portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.


AUDITORS

We normally vote for proposals to:

      o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.


      o     Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

      o     Seek bids from other auditors.

      o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

      o     Indemnify auditors.

      o Prohibit auditors from engaging in non-audit services for the company.

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BOARD OF DIRECTORS


On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.


General Board Issues

Pioneer will vote for:

      o Audit, compensation and nominating committees composed of independent directors exclusively.

      o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

      o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

      o     Election of an honorary director.

We will vote against:

      o     Minimum stock ownership by directors.

      o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

      o Requirements for union or special interest representation on the board.

      o     Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

      o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

ELECTIONS OF DIRECTORS

In uncontested elections of directors we will vote against:


      o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.


      o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

      o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

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      o     Directors who appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:


      o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).


      o     Contested election of directors.

      o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

      o     Mandatory retirement policies.

      o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

      o Precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

TAKEOVER-RELATED MEASURES


Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high. Pioneer will vote for:


      o     Cumulative voting.

      o     Increase ability for shareholders to call special meetings.

      o     Increase ability for shareholders to act by written consent.

      o     Restrictions on the ability to make greenmail payments.

      o     Submitting rights plans to shareholder vote.

      o     Rescinding shareholder rights plans ("poison pills").

      o     Opting out of the following state takeover statutes:

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            -     Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

            - Control share cash-out provisions, which require large holders to acquire shares from other holders

            - Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control

            - Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

            - Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

            -     Fair price provisions.

            -     Authorization of shareholder rights plans.

            -     Labor protection provisions.

            -     Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:


      o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

      o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.


      o     Proposals that allow shareholders to nominate directors.

We will vote against:

      o Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.


      o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.


      o     Classes of shares with unequal voting rights.

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      o     Supermajority vote requirements.


      o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.


      o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

      o     Extension of advance notice requirements for shareholder proposals.

      o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

      o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

CAPITAL STRUCTURE


Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers. Pioneer will vote for:


      o     Changes in par value.

      o     Reverse splits, if accompanied by a reduction in number of shares.

      o Shares repurchase programs, if all shareholders may participate on equal terms.

      o     Bond issuance.

      o     Increases in "ordinary" preferred stock.

      o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

      o     Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

      o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.


      o Increase in authorized common stock. We will make a determination considering, among other factors:


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            -     Number of shares currently available for issuance;


            - Size of requested increase (we would normally approve increases of up to 100% or current authorization);

            - Proposed use of the proceeds from the issuance of additional shares, and


            - Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).


      o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.


      o     Proposals to submit private placements to shareholder vote.

      o     Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION


Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose. Pioneer will vote for:


      o     401(k) benefit plans.


      o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.


      o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

            -     Amendments to performance plans to conform with OBRA;

            - Caps on annual grants or amendments of administrative features;


            -     Adding performance goals, and


            -     Cash or cash and stock bonus plans.

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      o     Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

      o     Require that option repricing be submitted to shareholders.

      o     Require the expensing of stock-option awards.

      o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

      o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

      o Shareholder proposals seeking additional disclosure of executive and director pay information.


      o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:



            - The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.


                            Dilution = (A + B + C) / (A + B + C + D), where A = Shares reserved for plan/amendment, B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

            -     The plan must not:

                  - Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval

                  - Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments

            - We are generally in favor of proposals that increase participation beyond executives.

            - We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those

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                  that vest incrementally over, at least, a three or
                  four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

            - We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

            - We generally support proposals asking companies to adopt stock holding periods for their executives.

      o     All other employee stock purchase plans.

      o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

      o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:


      o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.


      o     Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

      o     Limits on executive and director pay.

      o     Stock in lieu of cash compensation for directors.

CORPORATE GOVERNANCE

Pioneer will vote for:

      o     Confidential Voting.

      o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

      o Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

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      o     Change in the state of incorporation. We will support
            reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

      o Bundled proposals. We will evaluate the overall impact of the proposal.


      o     Adopting or amending the charter, bylaws or articles of association.

      o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

      o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

      o     Limitations on stock ownership or voting rights.

      o     Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS

Pioneer will vote on the following and similar issues on a case-by-case basis:

      o     Mergers and acquisitions.

      o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

      o     Debt restructurings.

      o     Conversion of securities.


      o     Issuance of shares to facilitate a merger.


      o     Private placements, warrants, convertible debentures.

      o Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS


Many of our portfolios may invest in shares of closed-end funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues. Pioneer will vote for:


      o     Establishment of new classes or series of shares.

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      o     Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:


      o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.


      o     Approval of new or amended advisory contracts.

      o     Changes from closed-end to open-end format.

      o     Authorization for, or increase in, preferred shares.

      o     Disposition of assets, termination, liquidation, or mergers.

      o Classified boards of closed-end funds, but will typically support such proposals.

SOCIAL ISSUES

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

      o Conduct studies regarding certain issues of public concern and interest;

      o Study the feasibility of the company taking certain actions with regard to such issues; or

      o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.


Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

AVOIDING CONFLICTS OF INTEREST

Pioneer addresses potential material conflicts of interest by having a predetermined proxy voting policy. The Proxy Voting Oversight Group is responsible for monitoring potential conflicts of interest in connection with the voting of proxies on behalf of the Pioneer Funds and other clients. For those proposals that are determined to present a material conflict of interest, the Proxy Voting Oversight Group will follow additional procedures, which may include consulting with the Board of Trustees in matters concerning the Pioneer Funds.

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:


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      o     An affiliate of Pioneer, such as another company belonging to the
            UniCredit S.p.A. banking group (a "UniCredit Affiliate");

      o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

      o An issuer of a security for which UniCredit has informed Pioneer that a UniCredit Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

      o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.


Pioneer will abstain from voting shares of UniCredit Group, unless otherwise directed by a client. In addition, the Proxy Coordinator will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of the Adviser and Funds. The Proxy Voting Oversight Group will review each item referred to Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller's and Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

SUPERVISION

ESCALATION


It is each associate's responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Chief Compliance Officer of the Advisor and the Funds if he or she becomes aware of any possible deviation from this policy and procedure that may disadvantage a client or Fund.


TRAINING


Pioneer conducts periodic training on the Proxy Voting Policy and Procedure. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

RELATED POLICIES AND PROCEDURES


Pioneer's Investment Management, Inc. Books and Records Policy and the Books and Records of the Pioneer Funds' Policy.


RECORD KEEPING


The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

      o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

      o     Retains a record of the vote cast;

      o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

      o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

      o     A record memorializing the basis for each referral vote cast;

      o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

      o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file in accordance with applicable regulations.


RELATED REGULATIONS


Form N-1A, ICA Rule 30b1-4, Rule 31a 1-3, Rule 38a-1 & IAA 206 (4) -6, 204 -2


ADOPTED BY THE PIONEER FUNDS' BOARD OF TRUSTEES


October 5, 2004


EFFECTIVE DATE:


October 5, 2004


REVISION DATE:


March 2008

 PART C - OTHER INFORMATION

Item 23.  Exhibits

       (a)(1)  Amended and Restated Agreement and Declaration of Trust.(7)
       (a)(2)  Certificate of Trust.(1)
       (b)     Amended and Restated By-Laws.(7)
       (c) Amended and Restated Declaration of Trust and Amended and Restated By-Laws cited under Items 23(a)(1) and 23(b).
       (d)     Amended and Restated Management Agreement.(7)
       (e)(1)  Amended Underwriting Agreement.(4)
       (e)(2)  Dealer Sales Agreement.(5)
       (f)     None.
       (g)(1)  Custodian Agreement.(4)
       (g)(2)  Appendix A to Custodian Agreement (dated as of
               March 1, 2009).(8)
       (h)(1)  Master Investment Company Service Agreement.(4)
       (h)(2)  Amendment to Master Investment Company Service Agreement.(5)
       (h)(3) Amendment No. 2 to Master Investment Company Service Agreement (January 16, 2009).(8)
       (h)(4)  Amended and Restated Administration Agreement.(8)
       (h)(5) Amendment No. 1 to Amended and Restated Administration Agreement, as of January 1, 2009.(8)
       (h)(6)  Expense Limit Agreement, as revised December 1, 2009.(9)
       (i)(1) Opinion of Counsel with respect to legality of shares issued by Pioneer Select Research Value Fund, Pioneer Select Research Growth Fund and Pioneer Select Equity Fund.(2)
       (i)(2) Opinion of Counsel with respect to legality of shares issued by Pioneer High Income Municipal Fund and Pioneer Oak Ridge All
               Cap Growth Fund.(4)
       (j)     Consent of Independent Registered Public Accounting Firm.(9)
       (k)     None.
       (l)(1) Share Purchase Agreement - Pioneer Global Select Equity Fund Pioneer Select Research Value Fund and Pioneer Select Research Growth Fund.(2)
       (l)(2) Share Purchase Agreement - Pioneer High Income Municipal Fund and Pioneer Oak Ridge All Cap Growth Fund.(4)
       (m)(1)  Pioneer Funds Distribution Plan.(7)
       (n)(1) Multiclass Plan Pursuant to Rule 18f-3 - Pioneer Select Research Value Fund.(2)
       (n)(2) Multiclass Plan Pursuant to Rule 18f-3 - Pioneer Select Research Growth Fund.(2)
       (n)(3) Multiclass Plan Pursuant to Rule 18f-3 - Pioneer Global Select Equity Fund.(2)
       (n)(4) Multiclass Plan Pursuant to Rule 18f-3 - Pioneer High Income Municipal Fund.(4)
       (o)     Not applicable.
       (p)(1)  Code of Ethics - Pioneer Investment Management, Inc.(7)
       (p)(2)  Code of Ethics - Pioneer Funds.(1)
       (p)(3)  Code of Ethics - Pioneer Funds Distributor, Inc.(1)
       (p)(4)  Oak Ridge Investments, LLC Code of Ethics.(3)
       N/A(1) Powers of Attorney.(5)
       N/A(2) Powers of Attorney (Mark E. Bradley).(6)
       N/A(3) Powers of Attorney (Benjamin M. Friedman).(6)

------------------

(1) Previously filed. Incorporated herein by reference from the exhibits filed with the registrant's initial registration statement on Form N-1A (File Nos. 333-129005 and 811-21823), as filed with the Securities and Exchange Commission (the "SEC") on October 14, 2005 (Accession No. 0001341256-05-000004).

(2) Previously filed. Incorporated herein by reference from the exhibits filed with Pre-Effective Amendment No. 1 to the registrant's registration statement on Form N-1A (File Nos. 333-129005 and 811-21823), as filed with the SEC on December 14, 2005 (Accession No. 0001341256-05-000010).

(3) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 1 to the registrant's registration statement on Form N-1A (File Nos. 333-129005 and 811-21823), as filed with the SEC on June 6, 2005 (Accession No. 0001341256-05-000010).

(4) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 4 to the registrant's registration statement on Form N-1A (File Nos. 333-129005 and 811-21823), as filed with the SEC on October 10, 2006 (Accession No. 0001341256-06-000015).

(5) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 5 to the registrant's registration statement on Form N-1A (File Nos. 333-129005 and 811-21823), as filed with the SEC on December 27, 2007 (Accession No. 0001341256-07-000014).

(6) Previously filed. Incorporated herein by reference from the exhibits filed with Post-effective Amendment No. 6 to the registrant's registration statement on Form N-1A (File Nos. 333-129005 and 811-21823), as filed with the SEC on July 16, 2008 (Accession No. 0001341256-08-000010).

(7) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 7 to the registrant's registration statement on Form N-1A (File Nos. 333-129005 and 811-21823), as filed with the SEC on October 31, 2008 (Accession No. 0001341256-08-000032).

(8) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 9 to the registrant's registration statement on Form N-1A (File Nos. 333-129005 and 811-21823), as filed with the SEC on October 30, 2009 (Accession No. 0001341256-09-000015).

(9) Filed herewith.


Item 24.  Persons Controlled by or Under Common Control with the Trust

     None.


Item 25.  Indemnification

     Except for the Trust's Amended and Restated Agreement and Declaration of Trust (the "Declaration"), establishing the Trust as a stautory trust under Delaware law, there is no contract, arrangement or statute under which any Trustee, officer, underwriter or affiliated person of the Trust is insured or indemnified. The Declaration provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Trust shall be indemnified by the Trust or the appropriate Trust series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


Item 26.  Business and Other Connections of Investment Adviser

     Pioneer Investment Management, Inc. ("Pioneer Investments") is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). Pioneer Investments manages investment companies, pension and profit sharing plans, trusts, estates or charitable organizations and other corporations or business entities.

     To the knowledge of the Trust, none of Pioneer Investments' directors or executive officers is or has been during their employment with Pioneer Investments engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Pioneer Investments manages and/or other UniCredito subsidiaries.

                              OTHER BUSINESS, PROFESSION, VOCATION OR
                              EMPLOYMENT OF SUBSTANTIAL NATURE WITHIN LAST TWO
NAME OF DIRECTOR/OFFICER      FISCAL YEARS

John F. Cogan, Jr.            Of Counsel,
                              Wilmer Cutler Pickering Hale and Dorr LLP,
                              60 State Street, Boston, Massachusetts 02109


Item 27.  Principal Underwriters

        (a) Pioneer Funds Distributor, Inc. acts as principal underwriter for the following investment companies.

                        Pioneer Bond Fund
                        Pioneer Emerging Markets Fund
                        Pioneer Equity Income Fund
                        Pioneer Equity Opportunity Fund
                        Pioneer Fund
                        Pioneer Fundamental Growth Fund
                        Pioneer High Yield Fund
                        Pioneer Ibbotson Asset Allocation Series
                        Pioneer Independence Fund
                        Pioneer Mid Cap Growth Fund
                        Pioneer Mid Cap Value Fund
                        Pioneer Money Market Trust
                        Pioneer Protected Principal Trust
                        Pioneer Real Estate Shares
                        Pioneer Research Fund
                        Pioneer Series Trust I
                        Pioneer Series Trust II
                        Pioneer Series Trust III
                        Pioneer Series Trust IV
                        Pioneer Series Trust V
                        Pioneer Series Trust VI
                        Pioneer Series Trust VII
                        Pioneer Series Trust VIII
                        Pioneer Series Trust IX
                        Pioneer Short Term Income Fund
                        Pioneer Small Cap Value Fund
                        Pioneer Strategic Income Fund
                        Pioneer Tax Free Income Fund
                        Pioneer Value Fund
                        Pioneer Variable Contracts Trust

         (b)     Directors and executive officers of Pioneer Funds Distributor,
                 Inc.:

                        POSITIONS AND OFFICES           POSITIONS AND OFFICES
NAME                    WITH UNDERWRITER                WITH FUND

Daniel K. Kingsbury     Director                        Executive Vice President
                                                        and Trustee

Joseph D. Kringdon      Director and President          None

Mark D. Goodwin         Executive Vice President        None
                        and Chief Operating Officer

Gregg Dooling           Chief Financial Officer         None

Christopher E.Saulnier  Treasurer                       None

Dorothy E. Bourassa     Senior Vice President           Secretary
                        and Secretary

Nate Algiere            Senior Vice President           None

John P. Davy            Senior Vice President           None

Michael B. Glenn        Senior Vice President           None

Alexander Sarafianos    Senior Vice President           None


The principal business address of each of these individuals is 60 State Street, Boston, Massachusetts 02109-1820.

         (c)      Not applicable.

Item 28.  Location of Accounts and Records

     The accounts and records are maintained at the Trust's office at 60 State Street, Boston, Massachusetts 02109; contact the Treasurer.


Item 29.  Management Services

     Not applicable.


Item 30.  Undertakings

     Not applicable.

                               SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Trust certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 22nd day of December, 2009.

                                             PIONEER SERIES TRUST V



                                        By: /s/ Daniel K. Kingsbury
                                        ----------------------------
                                            Daniel K. Kingsbury
                                            Executive Vice President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed below by the following persons in the capacities indicated below on December 22, 2009:

        Signature                               Title

        John F. Cogan, Jr.*             Chairman of the Board,
        John F. Cogan, Jr.              President (Principal Executive
                                        Officer) and Trustee


        Mark E. Bradley*                Treasurer (Principal
        Mark E. Bradley                 Financial and Accounting
                                        Officer)

        David R. Bock*                  Trustee
        David R. Bock


        Mary K. Bush*                   Trustee
        Mary K. Bush


        Benjamin M. Friedman*           Trustee
        Benjamin M. Friedmam


        Margaret B.W. Graham*           Trustee
        Margaret B.W. Graham



        /s/ Daniel K. Kingsbury         Executive Vice President
        Daniel K. Kingsbury             and Trustee


        Thomas J. Perna*                Trustee
        Thomas J. Perna


        Marguerite A. Piret*            Trustee
        Marguerite A. Piret


        Stephen K. West*                Trustee
        Stephen K. West




 *By: /s/ Daniel K. Kingsbury           Dated: December 22, 2009
      Daniel K. Kingsbury
      Attorney-in-Fact

                                EXHIBIT INDEX

      Exhibit
      Number    Document Title


      (h)(6)    Expense Limit Agreement, as revised December 1, 2009
      (j)       Consent of Independent Registered Public Accounting Firm